SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 333-122804)

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 52

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Investment Company Act File No. 811-21714

Amendment No. 53

MML SERIES INVESTMENT FUND II

(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street

Springfield, MA 01111-0001

(413) 744-1000

Name and Address of Agent for Service

Andrew M. Goldberg, Esq.

Vice President, Secretary, and Chief Legal Officer

MML Series Investment Fund II

1295 State Street

Springfield, MA 01111-0001

Copy to:

Timothy W. Diggins, Esq.

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

It is proposed that this filing become effective on May 1, 2022 pursuant to paragraph (a)(1) of rule 485.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective Amendment No. 52 to its Registration Statement No. 333-122804 under the Securities Act of 1933, as amended, and this Amendment No. 53 to its Registration Statement No. 811-21714 under the Investment Company Act of 1940, as amended. This Post-Effective Amendment relates to each series of the Registrant.

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MML SERIES INVESTMENT FUND II
This Prospectus describes the following Funds.
•
MML Blend Fund

Initial Class
Service Class
•
MML Dynamic Bond Fund

Class II
Service Class I
•
MML Equity Fund

Initial Class
Service Class
•
MML Equity Momentum Fund

Class II
Service Class I
•
MML Equity Rotation Fund

Class II
Service Class I
•
MML High Yield Fund

Class II
Service Class I
•
MML Inflation-Protected and Income Fund

Initial Class
Service Class
•
MML iShares® 60/40 Allocation Fund

Class II
Service Class I
•
MML iShares® 80/20 Allocation Fund

Class II
Service Class I
•
MML Managed Bond Fund

Initial Class
Service Class
•
MML Short-Duration Bond Fund

Class II
Service Class I
•
MML Small Cap Equity Fund

Initial Class
Service Class
•
MML Special Situations Fund

Class II
Service Class I
•
MML Strategic Emerging Markets Fund

Class II
Service Class I
•
MML U.S. Government Money Market Fund

Initial Class

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.
PROSPECTUS
May 1, 2022
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MML Blend Fund
INVESTMENT OBJECTIVE
This Fund seeks a high total return.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	0.41%	0.41%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses(1)	0.47%	0.72%

(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$48	$151	$263	$591
Service Class	$74	$230	$401	$894
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [231]% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” that seeks to achieve its investment objective by allocating substantially all of its assets among exchange-traded funds (“ETFs”) providing exposures to various asset classes. The Fund’s subadviser, BlackRock Investment Management, LLC (“BlackRock”), determines the Fund’s asset allocation strategy and implements this strategy by selecting ETFs for investment and determining the amounts of the Fund’s assets to be invested in each. The ETFs BlackRock will consider for investment by the Fund will provide exposures to U.S. equity securities or to fixed-income securities. The ETFs are advised by an affiliate of BlackRock.
The Fund typically invests approximately 60% of its net assets in U.S. equity ETFs and approximately 40% of its net assets in fixed income ETFs. Equity ETFs may include funds that provide exposures to, among other things, domestic equity securities, including common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants, of issuers of any size, as well as real estate investment trusts (“REITs”). Fixed income ETFs may include funds that provide exposures to, among other things, domestic and non-U.S. bonds, U.S. Government securities, non-U.S. sovereign obligations, mortgage-backed securities, securities below investment grade (“junk” or “high yield” bonds, including securities in default), bank loans, and cash or money market instruments.
The Fund’s equity allocation may include equity exposures chosen by reference to, for example, style (including both value and growth funds), market capitalization (including both large-cap and small-cap funds), or other factors. The Fund’s fixed-income allocation may include exposures chosen by reference to, for example, sector (including government, corporate, agency, mortgage-backed securities, and other sectors), duration (a calculation of the average life of a bond

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which measures its price risk), credit quality (including securities below investment grade (“junk” or “high yield” bonds, including securities in default)), geographic location, or other factors. The percentage allocation to the various types of equity and fixed-income securities are determined at the discretion of BlackRock.
BlackRock will typically rebalance to these strategic targets on a quarterly basis. BlackRock may at any time reassess and make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment objective and strategy, including revising the weightings among the investments described above and adding or removing ETFs from the asset allocation strategy. Actual allocations between equity and fixed income investments will typically not vary from the Fund’s target asset allocations by more than 10%, although BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal.
ETFs in which the Fund invests may use derivatives contracts to achieve their investment objectives. Use of derivatives by an ETF may create investment leverage.
An ETF may enter into dollar roll or reverse repurchase agreement transactions. Some investments by an ETF may be restricted as to resale or otherwise considered to be illiquid. The Fund or an ETF may enter into repurchase agreement transactions. The Fund will bear a pro rata share of the ETFs’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the ETFs.
Through its investments in ETFs, the Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. A description of the ETFs in which the Fund expects to invest is included in Appendix D of the Statement of Additional Information (“SAI”).
Because the Fund will invest substantially all of its assets in ETFs advised by an affiliate of BlackRock, the Fund will not invest in ETFs advised or sponsored by others, even if they are less expensive or have better historical performance records. BlackRock does not receive a subadvisory fee for its services; it does, however, receive fees from the ETFs in which the Fund invests. BlackRock will be subject to a conflict of interest in selecting ETFs, because its selection of ETFs might appear to be influenced by the expected effect of the selection on its revenues or other benefits of the selection to it. BlackRock has advised the Fund that, as a fiduciary to the Fund, BlackRock has a duty to put the best interests of the Fund ahead of its own interest and that, consequently, it will make investment decisions for the Fund in the best interest of the Fund to achieve the Fund’s investment objectives and not for the benefit of BlackRock.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the ETFs in which it invests. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk There is no assurance that allocation decisions will result in the desired performance effects. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or ETFs may be incorrect in view of actual market conditions. The requirement that substantially all of the Fund’s assets be invested in ETFs advised by an affiliate of BlackRock as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. ETFs are subject to additional risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make

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principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain. To the extent the Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’

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original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many

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emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Index Funds Risk Certain ETFs may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the ETF at times when an actively managed fund would not do so. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the ETF. While the investment adviser or subadviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the ETF’s return may not match the return of the index. The ETF incurs a number of operating expenses not applicable to the index, and may incur costs in buying and selling securities. In addition, the ETF may not be fully invested at times, generally as a result of cash flows into or out of the ETF.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Leveraging Risk Instruments and transactions, including derivatives, dollar roll, and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on

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the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not

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recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and three additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments (Bloomberg U.S. Aggregate Bond Index), an index of funds with similar investment objectives (Lipper Balanced Fund Index), and a hypothetical custom index which comprises the S&P 500® (60%) and Bloomberg U.S. Aggregate Bond (40%) Indexes (Custom Balanced Index). The Fund’s investment objective and investment strategy changed on November 18, 2020. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares
Highest Quarter:	2Q ’20,	15.38%	Lowest Quarter:	1Q ’20,	-14.58%
Average Annual Total Returns
(for the periods ended December 31, 2021)
		One Year	Five Years	Ten Years
Initial Class	MML Blend Fund	12.87%	10.57%	10.06%
Service Class	MML Blend Fund	12.57%	10.29%	9.78%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		18.40%	15.22%	13.88%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.51%	4.44%	3.84%
Lipper Balanced Fund Index (reflects no deduction for taxes)		13.57%	9.60%	8.28%
Custom Balanced Index (reflects no deduction for fees, expenses, or taxes)		15.37%	11.23%	10.12%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s):  BlackRock Investment Management, LLC (“BlackRock”)
Portfolio Manager(s):
Greg Savage, CFA is a Managing Director at BlackRock. He has managed the Fund since November 2020.
Paul Whitehead is a Managing Director at BlackRock. He has managed the Fund since January 2022.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

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PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Dynamic Bond Fund
INVESTMENT OBJECTIVE
This Fund seeks a superior total rate of return by investing in fixed income instruments.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II	Service Class I
Management Fees	0.40%	0.40%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.22%	0.22%
Total Annual Fund Operating Expenses	0.62%	0.87%
Fee Waiver	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	0.60%	0.85%

(1)
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.02% of its management fees through April 30, 2023. This agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$61	$195	$342	$771
Service Class I	$87	$274	$479	$1,069
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [159]% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. Bonds may include fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, mortgage- and asset-backed securities, bank loans, and money market instruments. The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities of these entities. The Fund may invest in emerging markets. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to attempt to seek to hedge or to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of additional exchange-traded and over-the-counter derivatives, including futures contracts (for hedging purposes or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio); interest rate swaps (for hedging purposes or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio); credit default swaps (for hedging purposes, to earn additional income, or as a substitute for direct investments); and hybrid instruments (as a substitute for direct investments). The Fund may also purchase and sell exchange-traded and over-the-counter options for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments. Use of derivatives by the

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Fund may create investment leverage. The Fund may purchase and sell securities on a when-issued, delayed delivery, or forward commitment basis. The Fund may also invest in money market securities, including commercial paper. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is managed by two subadvisers, Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”), each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets.
The Fund invests primarily in investment grade securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s, or, if unrated, determined by the subadviser to be of comparable quality), but may invest up to 25% of the portfolio in below investment grade debt securities (“junk” or “high yield” bonds), including securities in default. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if Western Asset considers that doing so would be consistent with the Fund’s investment objective. Certain fixed income securities in which the Fund may invest pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset upon a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. The Fund may also acquire, and subsequently hold, warrants and other equity interests. The Fund’s effective duration is normally expected to be between three and nine years. If the Fund’s effective duration falls outside of this range, the Fund will take action to bring it within its expected range within a reasonable period of time. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows. Effective duration measures the price sensitivity of a bond with embedded options to changes in interest rates. It provides a more accurate measure of price volatility when, due to the embedded options, the cash flow characteristics of the bond change as interest rates shift.
Western Asset invests in the fixed income markets seeking to exceed returns of the Fund’s benchmark while approximating benchmark risk. Western Asset focuses on sector allocation, issue selection, duration weighting, and term structure when buying and selling securities for the Fund. Western Asset emphasizes diversification, the use of multiple strategies and identification of long-term trends. The three key factors that determine Western Asset’s allocation decisions for the Fund are: Western Asset’s broad economic outlook, its review of historical yield spreads for debt instruments versus Treasuries, and its evaluation of changes in credit quality and the corresponding impact on prices. Western Asset will determine the portion of the Fund’s assets to be allocated to non-U.S. dollar denominated securities from time to time. Western Asset Limited, an affiliate of Western Asset, has subadvisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset Limited will select such investments based on its consideration of factors such as relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, and trade and current account balances.
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government

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actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), and credit risk.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the
Fund believes to be a fair price. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with

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the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly

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impact the value of the Fund’s mortgage-backed investments.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain. To the extent the Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Leveraging Risk Instruments and transactions, including derivatives transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
LIBOR Risk Certain instruments in which the Fund may invest rely in some fashion upon the London-Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority,
which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR, including an extension by the ICE Benchmark Administration to postpone certain aspects of the LIBOR transition to June 2023, and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

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Reinvestment Risk Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded, or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s overall return.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance.The Fund’s investment objective and investment strategy changed on April 29, 2022. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Class II Shares
Highest Quarter:	2Q ’20,	5.17%	Lowest Quarter:	1Q ’20,	-4.07%
Average Annual Total Returns
(for the periods ended December 31, 2021)
		One Year	Five Years	Since Inception (05/15/15)
Class II	MML Dynamic Bond Fund	3.91%	4.35%	3.60%
Service Class I	MML Dynamic Bond Fund	3.51%	4.06%	3.33%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.51%	4.44%	3.95%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Western Asset Management Company, LLC (“Western Asset”)
Western Asset Management Company Limited (“Western Asset Limited”)

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Portfolio Manager(s):
John L. Bellows, CFA, PhD is a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since April 2022.
S. Kenneth Leech is the Chief Investment Officer and a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since April 2022.
Mark S. Lindbloom is a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since April 2022.
Frederick R. Marki, CFA is a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since April 2022.
Julien A. Scholnick, CFA is a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since April 2022.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Equity Fund
INVESTMENT OBJECTIVES
This Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	0.41%	0.41%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.45%	0.70%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$46	$144	$252	$567
Service Class	$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [82]% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in common stocks of companies that the subadvisers believe are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadvisers currently focus on securities of larger size companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may use futures contracts for hedging or investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage. The Fund may at times have significant exposure to one or more industries or sectors, such as the financials sector. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund is managed by two subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Brandywine Global Investment Management, LLC (“Brandywine Global”), each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. Each subadviser employs a bottom-up, value-based investment approach in selecting securities for the Fund.
T. Rowe Price seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation. T. Rowe Price generally looks for companies with one or more of the following: low price/earnings, price/book value,

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price/sales, or price/cash flow ratios relative to the broader equity market, a company’s peers, or a company’s own historical norm; low stock price relative to a company’s underlying asset values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics.
In pursuing the Fund’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).
T. Rowe Price integrates pecuniary environmental, social, and governance (“ESG”) factors into its investment research process. T. Rowe Price focuses on the ESG factors it considers most likely to have a material impact on the performance of the holdings in the Fund’s portfolio.
T. Rowe Price may sell securities for a variety of reasons, including to realize gains, limit losses, or redeploy assets into more promising opportunities
Brandywine Global invests in securities that meet its value criteria, primarily, price-to-earnings, price-to-book, price momentum, and share change and quality, based on both quantitative and fundamental analysis. Brandywine Global expects to hold approximately 175 – 250 stocks under normal market conditions.
Brandywine Global invests in securities of companies that meet its value criteria based on both quantitative and fundamental analysis. Brandywine Global’s investment process begins with a valuation screen that identifies large cap stocks with favorable financial ratios. A quantitative deselection process is then applied to eliminate equities that have poor price momentum or high share issuance. Finally Brandywine Global performs a thorough fundamental analysis which seeks to identify and eliminate (de-select) companies with deteriorating fundamentals, anticipated earnings declines, or material write-offs. Brandywine Global may also consider additional factors in its selection process.
Brandywine Global typically sells a security of a company when Brandywine Global believes it is no longer a large capitalization value company, if the company’s fundamentals deteriorate, when an investment opportunity arises that Brandywine Global believes is more compelling, or in order to realize gains or limit potential losses. However, Brandywine Global may retain securities of companies that no longer meet its initial purchase criteria.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry,

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political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market

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participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Quantitative Models Risk The portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, or any technical issues with the design, construction, implementation, or maintenance of the models.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small

− 21 −

and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares
Highest Quarter:	4Q ’20,	15.86%	Lowest Quarter:	1Q ’20,	-26.59%
Average Annual Total Returns
(for the periods ended December 31, 2021)
		One Year	Five Years	Ten Years
Initial Class	MML Equity Fund	3.03%	8.77%	9.34%
Service Class	MML Equity Fund	2.77%	8.50%	9.06%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)		2.80%	9.74%	10.50%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Brandywine Global Investment Management, LLC (“Brandywine Global”)
Portfolio Manager(s):
Mark S. Finn, CFA, CPA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since May 2019.
Joseph J. Kirby is a Portfolio Manager at Brandywine Global. He has managed the Fund since December 2017.
Henry F. Otto is a Managing Director and Portfolio Manager at Brandywine Global. He has managed the Fund since December 2017.
Steven M. Tonkovich is a Managing Director and Portfolio Manager at Brandywine Global. He has managed the Fund since December 2017.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment

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option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Equity Momentum Fund
INVESTMENT OBJECTIVE
This Fund seeks growth of capital over the long-term.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II	Service Class I
Management Fees	0.60%	0.60%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.35%	0.35%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses(1)	1.00%	1.25%
Fee Waiver	(0.25%)	(0.25%)
Total Annual Fund Operating Expenses after Fee Waiver(2)	0.75%	1.00%

(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.25% of its management fees through April 30, 2023. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$77	$294	$528	$1,202
Service Class I	$102	$372	$662	$1,489
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [144]% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in common stocks of large capitalization U.S. companies. The Fund’s subadviser, Invesco Advisers, Inc., and sub-subadviser, Invesco Capital Management LLC (together with Invesco Advisers, Inc., “Invesco”), invest the Fund’s assets using an indexing strategy. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the S&P 500® Momentum Index* (the “Index”). As of February 28, 2022, the market capitalization range of companies included in the Index was between $[11.10 billion] and $[2.04 trillion].
S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of approximately 100 stocks in the S&P 500 Index that have the highest “momentum score.” In general, momentum is the tendency of

*
The “S&P 500 Momentum Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Momentum Index.

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an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the S&P 500 Index. In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the S&P 500 Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then selects the 100 stocks with the highest momentum score for inclusion in the Index. The Index uses a modified market capitalization-weighted strategy, as the Index Provider weights securities by multiplying their market capitalizations and their momentum scores.
The maximum weight of each component is capped at the lower of 9% or three times its market capitalization weight in the S&P 500 Index. The Index is rebalanced semi-annually after market close on the third Friday in March and September. If a stock is removed from the S&P 500 Index, it will be removed from the Index simultaneously. The Fund is rebalanced in accordance with the Index, meaning that it will buy and sell securities in response to changes in the Index.
Although the Fund generally will invest in substantially all of the securities comprising the Index in proportion to their weightings in the Index, under various circumstances it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may hold cash or purchase a sample of the securities in the Index. When it relies on a “sampling” methodology, Invesco uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that has, overall, investment characteristics similar to the Index in terms of key risk factors, performance attributes, and other characteristics such as industry weightings, market capitalization, return variability, earnings valuation, yield, and other financial characteristics of securities. When employing a sampling methodology, Invesco bases the number of the holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold fewer than the total number of securities in the Index. However, Invesco reserves the right to invest in as many securities as it believes necessary to achieve the Fund’s investment objective. The Fund may use futures contracts, a type of derivative, to seek performance that corresponds to the Index and/or to manage cash flows. Use of futures contracts by the Fund may create investment leverage.
The Index, and therefore the Fund, may at times have significant exposure to one or more industries or sectors. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund.
Changes in the Index, or use of the sampling methodology described above, may result in active and frequent trading by the Fund and as a result the Fund may have a relatively high portfolio turnover rate.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. References in this section to the Fund’s subadviser may include any sub-subadvisers as applicable. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Momentum Investing Risk The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum, and they may experience rapid and substantial declines in value. In addition, there

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may be periods when the momentum style of investing is out of favor, and the investment performance of the Fund may suffer compared to the returns from other styles of investing.
Indexing Risk The Fund’s performance may not track the performance of the index due to a number of factors, including fees and expenses of the Fund, the Fund’s cash positions, and differences between securities held by the Fund and the securities comprising the index which may result from legal restrictions, costs, or liquidity constraints, especially during times when a sampling methodology is used.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Non-Diversification Risk Because the Fund may invest a relatively large percentage of its assets in a single issuer or small number of issuers than a diversified fund, the Fund’s performance could be closely tied to the value of one issuer or a small number of issuers and could be more volatile than the performance of a diversified fund.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Passive Management Risk With an indexing strategy, there is no attempt to seek returns in excess of a benchmark index, to use defensive strategies, or to reduce the effects of any long-term poor investment performance. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to, or removed from, the index, even if that security generally is underperforming.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

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Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance and an additional index that provides a style-specific comparison for the Fund’s returns (S&P 500 Momentum Index).The Fund’s name and investment strategy changed on November 18, 2020. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Class II Shares
Highest Quarter:	2Q ’20,	26.76%	Lowest Quarter:	1Q ’20	-21.82%
Average Annual Total Returns
(for the periods ended December 31, 2021)
		One Year	Five Years	Since Inception (05/15/15)
Class II	MML Equity Momentum Fund	20.26%	15.32%	12.33%
Service Class I	MML Equity Momentum Fund	20.00%	15.03%	12.04%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		18.40%	15.22%	12.92%
S&P 500 Momentum Index (reflects no deduction for fees, expenses, or taxes)		28.32%	17.03%	15.50%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Invesco Advisers, Inc. (“Invesco Advisers”)
Sub-subadviser(s): Invesco Capital Management LLC (“ICM”)
Portfolio Manager(s):
Pratik Doshi, CFA  is a Portfolio Manager at ICM. He has managed the Fund since November 2020.
Peter Hubbard  is a Director of Portfolio Management at ICM. He has managed the Fund since November 2020.
Michael Jeanette  is a Senior Portfolio Manager at ICM. He has managed the Fund since November 2020.
Tony Seisser is a Portfolio Manager at ICM. He has managed the Fund since November 2020.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may

− 27 −

create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Equity Rotation Fund
INVESTMENT OBJECTIVE
This Fund seeks growth of capital over the long-term.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II	Service Class I
Management Fees	0.45%	0.45%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.34%	0.34%
Total Annual Fund Operating Expenses	0.79%	1.04%
Fee Waiver	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	0.74%	0.99%

(1)
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.05% of its management fees through April 30, 2023. This agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$76	$247	$434	$973
Service Class I	$101	$326	$569	$1,266
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [137]% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in common stocks of large- and medium-capitalization U.S. companies. The Fund’s subadviser, Invesco Advisers, Inc., and sub-subadviser, Invesco Capital Management LLC (together with Invesco Advisers, Inc., “Invesco”), invest the Fund’s assets using an indexing strategy. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the Russell 1000® Invesco Dynamic Multifactor Index*(the “Index”). As of February 28, 2022, the market capitalization range of companies included in the Index was between $[709 million] and $[2.04 trillion].
FTSE Russell (the “Index Provider”) compiles and maintains the Index. The Index is designed to reflect a dynamic combination of factor exposures drawn from constituent stocks of the Russell 1000 Index (the “Russell 1000” or “Parent Index”), which measures the performance of the 1,000 largest-capitalization companies in the United

*
The Fund is sponsored solely by MassMutual. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Russell 1000® Invesco Dynamic Multifactor Index (the “Index”) vest in the relevant LSE Group company which owns the Index. “FTSE Russell®,” “Russell 1000®” and “Russell®” are trademarks of the relevant LSE Group company and are used by any other LSE Group company under license.
The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Fund.

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States. Invesco Indexing LLC (“Invesco Indexing”), an affiliate of Invesco, will provide certain data to the Index Provider as described below. The Index is sponsored by the Index Provider, which is unaffiliated with the Fund and Invesco. The Index consists of one of four pre-determined factor configurations that emphasize a subset of the following five investment style factors:
Value. A company’s value factor score is based on an equally-weighted composite of cash flow yield, earnings yield, and sales to price ratio, calculated based on the company’s total market capitalization and information reported in the company’s most recent annual financial statement as of the last business day of the prior month.
Momentum. A company’s momentum factor score is based on historical total return over the 11 months ending on the last business day of the prior month.
Quality. A company’s quality factor score is based on a composite of three measures of profitability (return on assets, change in asset turnover, and accruals) and a single measure of leverage, calculated based on information reported in the company’s most recent annual financial statement.
Low Volatility. A company’s volatility factor score is based on the standard deviation of weekly total returns to a company’s stock price over the trailing five years ending on the last business day of the prior month.
Size. A company’s size factor score is based on total market capitalization as of the last business day of the prior month.
The factor configuration that comprises the Index will vary with different economic cycles and overall market conditions, as reflected in one of the following four categories: expansion, slowdown, contraction, and recovery. The current economic cycle/market condition category, which determines which factor configuration is applied, is derived from a rules-based methodology that relies on certain leading economic indicators and information regarding global risk appetite. The applicable category is provided to the Index Provider by Invesco Indexing in the form of a data signal (the “Signal”).
To construct the Index, each constituent in the Parent Index is assigned a multi-factor score based on the extent to which the constituent exhibits greater characteristics of the relevant factors (for example, size and value), relative to the other constituents in the Parent Index. The multi-factor score is the product of the security’s individual factor scores, each of which is calculated as set forth above. An initial weight for each security is determined from the product of the security’s multi-factor score and its weight in the Parent Index. These weights are adjusted to ensure that each constituent and the Index as a whole satisfy certain constraints with respect to industry exposure, maximum security weights, and minimum security weights, as compared to the Parent Index. With respect to each factor other than momentum, constraints regarding diversification and liquidity are also applied. Securities in the Parent Index are excluded from the Index if their relevant factor characteristics fall below an algorithmically-determined threshold, or if their adjusted weights fall below a certain de minimis amount. Finally, a maximum security weight limit is applied to ensure no security weight exceeds a fixed level.
The Index is rebalanced and reweighted at the beginning of the month when the Signal for the Index changes, which may be as frequently as monthly. The Fund is rebalanced and reweighted in accordance with the Index, meaning that it will buy and sell securities in response to changes in the Index.
Although the Fund generally will invest in substantially all of the securities comprising the Index in proportion to their weightings in the Index, under various circumstances it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may hold cash or purchase a sample of the securities in the Index. When it relies on a “sampling” methodology, Invesco uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that has, overall, investment characteristics similar to the Index in terms of key risk factors, performance attributes, and other characteristics such as industry weightings, market capitalization, return variability, earnings valuation, yield, and other financial characteristics of securities. When employing a sampling methodology, Invesco bases the number of the holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold fewer than the total number of securities in the Index. However, Invesco reserves the right to invest in as many securities as it believes necessary to achieve the Fund’s

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investment objective. The Fund may use futures contracts, a type of derivative, to seek performance that corresponds to the Index and/or to manage cash flows. Use of futures contracts by the Fund may create investment leverage.
The Index, and therefore the Fund, may at times have significant exposure to one or more industries or sectors.
Changes in the Index, or use of the sampling methodology described above, may result in active and frequent trading by the Fund and as a result the Fund may have a relatively high portfolio turnover rate.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. References in this section to the Fund’s subadviser may include any sub-subadvisers as applicable. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Indexing Risk The Fund’s performance may not track the performance of the index due to a number of factors, including fees and expenses of the Fund, the Fund’s cash positions, and differences between securities held by the Fund and the securities comprising the index which may result from legal restrictions, costs, or liquidity constraints, especially during times when a sampling methodology is used.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Momentum Investing Risk The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum, and they may experience rapid and substantial declines in value. In addition, there may be periods when the momentum style of investing is out of favor, and the investment performance of the Fund may suffer compared to the returns from other styles of investing.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive

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returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Passive Management Risk With an indexing strategy, there is no attempt to seek returns in excess of a benchmark index, to use defensive strategies, or to reduce the effects of any long-term poor investment performance. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to, or removed from, the index, even if that security generally is underperforming.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the
Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance and an additional index that provides a style-specific comparison for the Fund’s returns (Russell 1000 Invesco Dynamic Multifactor Index).The Fund’s investment strategy changed on November 23, 2020. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Class II Shares
Highest Quarter:	2Q ’20,	24.11%	Lowest Quarter:	1Q ’20,	-20.40%

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Average Annual Total Returns
(for the periods ended December 31, 2021)
		One Year	Five Years	Since Inception (05/15/15)
Class II	MML Equity Rotation Fund	22.92%	14.81%	12.60%
Service Class I	MML Equity Rotation Fund	22.57%	14.52%	12.32%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)		20.96%	15.60%	13.09%
				Since (10/13/17)
Russell 1000 Invesco Dynamic Multifactor Index (reflects no deduction for fees, expenses, or taxes)		20.92%	N/A	18.27%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Invesco Advisers, Inc. (“Invesco Advisers”)
Sub-subadviser(s): Invesco Capital Management LLC (“ICM”)
Portfolio Manager(s):
Pratik Doshi, CFA  is a Portfolio Manager at ICM. He has managed the Fund since November 2020.
Peter Hubbard  is a Director of Portfolio Management at ICM. He has managed the Fund since November 2020.
Michael Jeanette  is a Senior Portfolio Manager at ICM. He has managed the Fund since November 2020.
Tony Seisser is a Portfolio Manager at ICM. He has managed the Fund since November 2020.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML High Yield Fund
INVESTMENT OBJECTIVE
This Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II	Service Class I
Management Fees	0.60%	0.60%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.27%	0.27%
Total Annual Fund Operating Expenses	0.87%	1.12%
Fee Waiver	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	0.83%	1.08%

(1)
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.04% of its management fees through April 30, 2023. This agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$84	$273	$477	$1,068
Service Class I	$109	$351	$612	$1,359
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [73]% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Debt securities may include, for example, corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. Government or its agencies or instrumentalities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser, Barings LLC (“Barings”), or sub-subadviser, Baring International Investment Limited (“BIIL”)). The Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, Barings or BIIL does not expect that the Fund will invest more than 20% of its total assets in bank loans. The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate bonds, government and agency issues, Rule 144A securities, convertible securities, bank loans, mortgage-backed, and asset-backed securities.
In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including futures contracts (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments); interest rate swaps (for hedging purposes or as a

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substitute for direct investments); total return swaps (for hedging purposes); and credit default swaps (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments). Use of derivatives by the Fund may create investment leverage.
The Fund may enter into repurchase agreement transactions. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may enter into reverse repurchase agreement transactions. Under normal market conditions, the Fund expects to have a dollar-weighted average portfolio maturity ranging from 4 to 10 years. The Fund’s portfolio may include securities with maturities outside this range, and the range may change from time to time.
In selecting the Fund’s investments, Barings or BIIL employs a bottom-up, fundamental approach to its credit analysis, which focuses first on a specific issuer’s financial strength, among other things, before considering trends or macro economic factors. Barings or BIIL prefers companies that it believes possess one or more of the following characteristics: strong business position, ability to generate free cash flow to repay debt, favorable capital structure, high level of fixed assets, conservative accounting, and respected management or equity sponsor(s) (such management and sponsors would have a good reputation and/or have had prior positive relations with Barings or BIIL).
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. References in this section to the Fund’s subadviser may include any sub-subadvisers as applicable. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), and credit risk.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a

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greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a

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U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain. To the extent the Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.

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Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Leveraging Risk Instruments and transactions, including derivatives and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
LIBOR Risk Certain instruments in which the Fund may invest rely in some fashion upon the London-Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR, including an extension by the ICE Benchmark Administration to postpone certain aspects of the LIBOR transition to June 2023, and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Reinvestment Risk Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded, or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s overall return.
Repurchase Agreement Risk  These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Reverse Repurchase Agreement Transaction Risk These transactions typically create leverage and subject the Fund to the credit risk of the counterparty.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.

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U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Class II Shares
Highest Quarter:	4Q ’20,	8.02%	Lowest Quarter:	1Q ’20,	-12.75%
Average Annual Total Returns
(for the periods ended December 31, 2021)
		One Year	Five Years	Ten Years
Class II	MML High Yield Fund	5.56%	7.61%	7.06%
Service Class I	MML High Yield Fund	5.38%	7.35%	6.80%
Bloomberg U.S. Corporate High-Yield Bond Index (reflects no deduction for fees, expenses, or taxes)		7.11%	8.59%	6.80%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Barings LLC (“Barings”)
Sub-subadviser(s):  Baring International Investment Limited (“BIIL”)
Portfolio Manager(s):
Sean Feeley, CFA is a Managing Director and portfolio manager for Barings’ U.S. High Yield Investments Group. He has managed the Fund since November 2010.
Scott Roth, CFA is a Managing Director and the Co-Head of, and a portfolio manager for, Barings’ U.S. High Yield Investments Group. He has managed the Fund since November 2010.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance

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contract may contain additional information about these payments.
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MML Inflation-Protected and Income Fund
INVESTMENT OBJECTIVE
This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	0.56%	0.56%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.19%	0.19%
Interest Expense	0.14%	0.14%
Remainder of Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.75%	1.00%
Expense Reimbursement	(0.15%)	(0.15%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	0.60%	0.85%

(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2023, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.60% and 0.85% for Initial Class and Service Class shares, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$61	$225	$402	$916
Service Class	$87	$303	$538	$1,211
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [84]% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. Inflation-indexed bonds are instruments indexed or otherwise linked to general measures of inflation because their principal is typically adjusted to reflect general movements of inflation in the country of issue. The Fund may invest in securities of any maturity. The Fund may invest in inflation-indexed bonds issued by the U.S. and non-U.S. governments or their agencies or instrumentalities, by government-sponsored enterprises, or by corporations. The Fund expects to enter into total return swaps based on one or more inflation indexes or on inflation-indexed bonds or other inflation derivatives, as a substitute for purchasing certain inflation-indexed bonds or otherwise to adjust the inflation-sensitivity of the portfolio. Use of total return swaps will create leverage in the Fund.
The Fund may also invest in other income-producing securities of any kind (including, but not limited to, corporate bonds and notes, Rule 144A securities, U.S. and non-U.S. government and agency or instrumentality bonds,

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money market instruments, and mortgage-related and asset-backed securities, including collateralized bond and loan obligations). The Fund may enter into repurchase agreement transactions. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars. The Fund may purchase and sell securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis.
The Fund may invest in (i) securities denominated in currencies of emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey.
The Fund may invest in other investment companies, including investment companies that are advised by the Fund’s investment adviser, subadviser, sub-subadviser, or its affiliates, or by unaffiliated parties.
The Fund generally intends to maintain a dollar-weighted average credit quality of A or better (determined on the basis of the highest credit rating of the Fund’s investments at the time of their purchase or, if unrated, determined to be of comparable quality by the Fund’s subadviser, Barings LLC (“Barings”), or sub-subadviser, Baring International Investment Limited (“BIIL”)). The Fund will invest primarily in assets rated investment grade at the time of purchase (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined to be of comparable quality by Barings or BIIL) but not in assets rated below Ba3 by Moody’s, below BB- by Standard & Poor’s and the equivalent by any NRSRO. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if Barings or BIIL considers that doing so would be consistent with the Fund’s investment objective. The Fund invests in a portfolio of securities that Barings or BIIL expects to provide an attractive rate of real return. Barings or BIIL defines “real return” as the portfolio’s total return (before expenses) less the estimated rate of inflation, measured using the Consumer Price Index for All Urban Consumers (the “CPI-U”).
In addition to the total return swaps and other derivatives referred to above, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative transactions, including, but not limited to, total return swaps (for hedging purposes or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments), interest rate swaps (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments), credit default swaps (for hedging purposes or as a substitute for direct investments), and futures contracts, foreign currency futures and forward contracts, including derivatives thereof  (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments or to gain market exposure). The Fund may also enter into forward commitment transactions. The Fund may invest in common stocks, exchange-traded funds (“ETFs”), or other equity securities and derivatives thereof for hedging purposes or to enhance total return. The use of such techniques may have the effect of creating investment leverage in the Fund.
In selecting investments for the Fund, Barings or BIIL seeks to construct a portfolio of inflation-indexed and other income-producing securities and other financial instruments, including derivatives, designed to meet the real return objective of the Fund. Barings or BIIL may choose to sell securities with deteriorating credit or limited upside potential compared to other securities.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. References in this section to the Fund’s subadviser may include any sub-subadvisers, as applicable. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

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Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), and credit risk.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or

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subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Leveraging Risk Instruments and transactions, including derivatives transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
LIBOR Risk Certain instruments in which the Fund may invest rely in some fashion upon the London-Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority,

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which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR, including an extension by the ICE Benchmark Administration to postpone certain aspects of the LIBOR transition to June 2023, and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Reinvestment Risk Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded, or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s overall return.
Repurchase Agreement Risk  These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. ETFs are subject to additional risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

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Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares
Highest Quarter:	2Q ’20,	6.22%	Lowest Quarter:	2Q ’13,	-7.11%
Average Annual Total Returns
(for the periods ended December 31, 2021)
		One Year	Five Years	Ten Years
Initial Class	MML Inflation- Protected and Income Fund	11.11%	5.22%	3.83%
Service Class	MML Inflation- Protected and Income Fund	10.88%	4.96%	3.57%
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (reflects no deduction for fees, expenses, or taxes)		10.99%	5.08%	3.81%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Barings LLC (“Barings”)
Sub-subadviser(s):  Baring International Investment Limited (“BIIL”)
Portfolio Manager(s):
Yulia Alekseeva, CFA is a Managing Director, the Head of Securitized Credit Research, and a portfolio manager for Barings’ Investment Grade Fixed Income Group. She has managed the Fund since February 2020.
Douglas Trevallion, II, CFA is a Managing Director, the Head of Global Securitized and Liquid Products, and a portfolio manager for Barings’ Investment Grade Fixed Income Group. He has managed the Fund since October 2008.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over

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another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML iShares® 60/40 Allocation Fund
INVESTMENT OBJECTIVE
The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s stated asset allocation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II	Service Class I
Management Fees	0.30%	0.30%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses(1)	0.30%	0.30%
Acquired Fund Fees and Expenses(1)	0.05%	0.05%
Total Annual Fund Operating Expenses	0.65%	0.90%
Expense Reimbursement	(0.15%)	(0.15%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	0.50%	0.75%

(1)
Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year of the Fund.

(2)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2023, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.50% and 0.75% for Class II and Service Class I shares, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$51	$193	$347	$796
Service Class I	$77	$272	$484	$1,094
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” that seeks to achieve its investment objective by allocating substantially all of its assets among exchange-traded funds (“ETFs”) providing exposures to various asset classes. The Fund’s investment adviser, MML Investment Advisers, LLC (“MML Advisers”), determines the Fund’s asset allocation strategy and implements this strategy by selecting ETFs for investment and determining the amounts of the Fund’s assets to be invested in each. The ETFs MML Advisers will consider for investment by the Fund will provide exposures to equity securities or to fixed-income securities. BlackRock Investment Management, LLC (“BlackRock”) is the Fund’s subadviser, and is responsible solely for the trading and execution of MML Advisers’ investment and allocation decisions. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in iShares® ETFs*. iShares ETFs are advised by an affiliate of BlackRock.
The Fund typically invests approximately 60% of its net assets in equity ETFs and approximately 40% of its net assets in fixed income ETFs. Equity ETFs may include funds that provide exposures

*
iShares® and BlackRock® are registered trademarks of BlackRock, Inc. and its affiliates and are used under license.

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to, among other things, domestic and international equity securities, including common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants, of issuers of any size, as well as real estate investment trusts (“REITs”). Fixed income ETFs may include funds that provide exposures to, among other things, domestic and non-U.S. bonds, U.S. Government securities, non-U.S. sovereign obligations, mortgage-backed securities, securities below investment grade (“junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and cash or money market instruments.
The Fund’s equity allocation may include equity exposures chosen by reference to, for example, style (including both value and growth funds), market capitalization (including both large-cap and small-cap funds), global investments (including domestic and international (including emerging market) funds), or other factors. The Fund’s fixed-income allocation may include exposures chosen by reference to, for example, sector (including government, corporate, agency, mortgage-backed securities, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including securities below investment grade (“junk” or “high yield” bonds, including securities in default)), geographic location, or other factors. The percentage allocation to the various types of equity and fixed-income securities are determined at the discretion of MML Advisers.
MML Advisers will typically rebalance to these strategic targets on a quarterly basis. MML Advisers may at any time reassess and make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment objective and strategy, including revising the weightings among the investments described above and adding or removing ETFs from the asset allocation strategy. Actual allocations between equity and fixed income investments will typically not vary from the Fund’s target asset allocations by more than 10%, although MML Advisers may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal. BlackRock will place, and oversee the execution of, trades as directed by MML Advisers to implement the asset allocation strategy.
ETFs in which the Fund invests may use derivatives contracts to achieve their investment objectives. Use of derivatives by an ETF may create investment leverage.
An ETF may enter into dollar roll or reverse repurchase agreement transactions. Some investments by an ETF may be restricted as to resale or otherwise considered to be illiquid. The Fund or an ETF may enter into repurchase agreement transactions. The Fund will bear a pro rata share of the ETFs’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the ETFs.
Through its investments in ETFs, the Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. A description of the ETFs in which the Fund expects to invest is included in Appendix D of the Statement of Additional Information (“SAI”).
Because the Fund will invest substantially all of its assets in ETFs advised by an affiliate of BlackRock, the Fund will not invest in ETFs advised or sponsored by others, even if they are less expensive or have better historical performance records. BlackRock does not receive a subadvisory fee for its services; it does, however, receive fees from the ETFs in which the Fund invests. MML Advisers might be seen to be subject to a conflict of interest, having an interest in selecting ETFs to provide an appropriate level of revenue or other benefits to BlackRock. MML Advisers has advised the Fund that, as a fiduciary to the Fund, MML Advisers has a duty to put the best interests of the Fund ahead of its own interest and that, consequently, it will make investment decisions for the Fund in the best interest of the Fund to achieve the Fund’s investment objectives and not for the benefit of MML Advisers, without regard to any benefit to BlackRock from the selection of different ETFs.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the ETFs in which it invests. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

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Allocation Risk There is no assurance that allocation decisions will result in the desired performance effects. There is a risk that MML Advisers’ evaluations and assumptions regarding asset classes or ETFs may be incorrect in view of actual market conditions. The requirement that substantially all of the Fund’s assets be invested in ETFs advised by an affiliate of BlackRock as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. ETFs are subject to additional risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in

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obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain. To the extent the Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally

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denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Index Funds Risk Certain ETFs may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the ETF at times when an actively managed fund would not do so. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the ETF. While the investment adviser or subadviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the ETF’s return may not match the return of the index. The ETF incurs a number of operating expenses not applicable to the index, and may incur costs in buying and selling securities. In addition, the ETF may not be fully invested at times, generally as a result of cash flows into or out of the ETF.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

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Leveraging Risk Instruments and transactions, including derivatives, dollar roll, and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.

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Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The Fund began operations on February 11, 2022. Because the Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market. Performance history will be available for the Fund after it has been in operation for one calendar year.
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s):  BlackRock Investment Management, LLC (“BlackRock”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since its inception (February 2022).
Greg Savage, CFA is a Managing Director at BlackRock. He has managed the Fund since its inception (February 2022).
Paul Whitehead is a Managing Director at BlackRock. He has managed the Fund since its inception (February 2022).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

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PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML iShares® 80/20 Allocation Fund
INVESTMENT OBJECTIVE
The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s stated asset allocation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II	Service Class I
Management Fees	0.30%	0.30%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses(1)	0.28%	0.28%
Acquired Fund Fees and Expenses(1)	0.05%	0.05%
Total Annual Fund Operating Expenses	0.63%	0.88%
Expense Reimbursement	(0.13%)	(0.13%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	0.50%	0.75%

(1)
Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year of the Fund.

(2)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2023, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.50% and 0.75% for Class II and Service Class I shares, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$51	$189	$338	$774
Service Class I	$77	$268	$475	$1,072
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” that seeks to achieve its investment objective by allocating substantially all of its assets among exchange-traded funds (“ETFs”) providing exposures to various asset classes. The Fund’s investment adviser, MML Investment Advisers, LLC (“MML Advisers”), determines the Fund’s asset allocation strategy and implements this strategy by selecting ETFs for investment and determining the amounts of the Fund’s assets to be invested in each. The ETFs MML Advisers will consider for investment by the Fund will provide exposures to equity securities or to fixed-income securities. BlackRock Investment Management, LLC (“BlackRock”) is the Fund’s subadviser, and is responsible solely for the trading and execution of MML Advisers’ investment and allocation decisions. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in iShares® ETFs*. iShares ETFs are advised by an affiliate of BlackRock.
The Fund typically invests approximately 80% of its net assets in equity ETFs and approximately 20% of its net assets in fixed income ETFs. Equity ETFs may include funds that provide exposures

*
iShares® and BlackRock® are registered trademarks of BlackRock, Inc. and its affiliates and are used under license.

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to, among other things, domestic and international equity securities, including common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants, of issuers of any size, as well as real estate investment trusts (“REITs”). Fixed income ETFs may include funds that provide exposures to, among other things, domestic and non-U.S. bonds, U.S. Government securities, non-U.S. sovereign obligations, mortgage-backed securities, securities below investment grade (“junk” or “high yield” bonds, including securities in default)), inflation-protected securities, bank loans, and cash or money market instruments.
The Fund’s equity allocation may include equity exposures chosen by reference to, for example, style (including both value and growth funds), market capitalization (including both large-cap and small-cap funds), global investments (including domestic and international (including emerging market) funds), or other factors. The Fund’s fixed-income allocation may include exposures chosen by reference to, for example, sector (including government, corporate, agency, mortgage-backed securities, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including securities below investment grade (“junk” or “high yield” bonds, including securities in default), geographic location, or other factors. The percentage allocation to the various types of equity and fixed-income securities are determined at the discretion of MML Advisers.
MML Advisers will typically rebalance to these strategic targets on a quarterly basis. MML Advisers may at any time reassess and make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment objective and strategy, including revising the weightings among the investments described above and adding or removing ETFs from the asset allocation strategy. Actual allocations between equity and fixed income investments will typically not vary from the Fund’s target asset allocations by more than 10%, although MML Advisers may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal. BlackRock will place, and oversee the execution of, trades as directed by MML Advisers to implement the asset allocation strategy.
ETFs in which the Fund invests may use derivatives contracts to achieve their investment objectives. Use of derivatives by an ETF may create investment leverage.
An ETF may enter into dollar roll or reverse repurchase agreement transactions. Some investments by an ETF may be restricted as to resale or otherwise considered to be illiquid. The Fund or an ETF may enter into repurchase agreement transactions. The Fund will bear a pro rata share of the ETFs’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the ETFs.
Through its investments in ETFs, the Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. A description of the ETFs in which the Fund expects to invest is included in Appendix D of the Statement of Additional Information (“SAI”).
Because the Fund will invest substantially all of its assets in ETFs advised by an affiliate of BlackRock, the Fund will not invest in ETFs advised or sponsored by others, even if they are less expensive or have better historical performance records. BlackRock does not receive a subadvisory fee for its services; it does, however, receive fees from the ETFs in which the Fund invests. MML Advisers might be seen to be subject to a conflict of interest, having an interest in selecting ETFs to provide an appropriate level of revenue or other benefits to BlackRock. MML Advisers has advised the Fund that, as a fiduciary to the Fund, MML Advisers has a duty to put the best interests of the Fund ahead of its own interest and that, consequently, it will make investment decisions for the Fund in the best interest of the Fund to achieve the Fund’s investment objectives and not for the benefit of MML Advisers, without regard to any benefit to BlackRock from the selection of different ETFs.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the ETFs in which it invests. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

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Allocation Risk There is no assurance that allocation decisions will result in the desired performance effects. There is a risk that MML Advisers’ evaluations and assumptions regarding asset classes or ETFs may be incorrect in view of actual market conditions. The requirement that substantially all of the Fund’s assets be invested in ETFs advised by an affiliate of BlackRock as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. ETFs are subject to additional risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in

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obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain. To the extent the Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally

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denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Index Funds Risk Certain ETFs may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the ETF at times when an actively managed fund would not do so. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the ETF. While the investment adviser or subadviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the ETF’s return may not match the return of the index. The ETF incurs a number of operating expenses not applicable to the index, and may incur costs in buying and selling securities. In addition, the ETF may not be fully invested at times, generally as a result of cash flows into or out of the ETF.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

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Leveraging Risk Instruments and transactions, including derivatives, dollar roll, and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.

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Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The Fund began operations on February 11, 2022. Because the Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market. Performance history will be available for the Fund after it has been in operation for one calendar year.
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s):  BlackRock Investment Management, LLC (“BlackRock”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since its inception (February 2022).
Greg Savage, CFA is a Managing Director at BlackRock. He has managed the Fund since its inception (February 2022).
Paul Whitehead is a Managing Director at BlackRock. He has managed the Fund since its inception (February 2022).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

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PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Managed Bond Fund
INVESTMENT OBJECTIVE
This Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	0.40%	0.40%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.43%	0.68%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$44	$138	$241	$542
Service Class	$69	$218	$379	$847
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [226]% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB− or higher by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the Fund’s subadviser, Barings LLC (“Barings”), or sub-subadviser, Baring International Investment Limited (“BIIL”)). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, and mortgage-backed and other asset-backed securities, including collateralized bond and loan obligations. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if Barings or BIIL considers that doing so would be consistent with the Fund’s investment objective.
In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including, but not limited to, futures contracts and forward contracts, including derivatives thereof (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments); interest rate swaps (for hedging purposes or as a substitute for direct investments); total return swaps (for hedging purposes or to gain exposure to securities or markets in which it might not be able to invest directly); and credit default swaps (for hedging purposes or as a substitute for direct investments). The Fund may invest in common stocks, exchange-traded funds (“ETFs”), or other equity securities and derivatives thereof for hedging

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purposes or to enhance total return. Use of derivatives by the Fund may create investment leverage.
The Fund may invest in money market securities, including commercial paper. The Fund may enter into repurchase agreement transactions. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may purchase and sell securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis, and may enter into dollar roll or reverse repurchase agreement transactions.
The Fund may invest in other investment companies, including investment companies that are advised by the Fund’s investment adviser, subadviser, sub-subadviser, or its affiliates, or by unaffiliated parties.
Barings or BIIL intends for the Fund’s portfolio dollar-weighted average duration generally to match (within 10%) the average duration of the Bloomberg U.S. Aggregate Bond Index (as of February 28, 2022, the average duration of the Index was [6.35] years). Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.
Barings or BIIL selects the Fund’s investments based on its analysis of opportunities and risks of various fixed income securities and market sectors. Currently, Barings or BIIL may consider the following factors (which may change over time and in particular cases): the perceived potential for high income offered by different types of corporate and government obligations (including mortgage-backed and other asset-backed securities); diversification among industries and issuers, credit ratings, and sectors; and the relative values offered by different securities. Barings or BIIL may choose to sell securities with deteriorating credit or limited upside potential compared to other securities.
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. References in this section to the Fund’s subadviser may include any sub-subadvisers as applicable. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), and credit risk.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than

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securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry,

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political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain. To the extent the Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities

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prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Leveraging Risk Instruments and transactions, including derivatives, dollar roll, and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
LIBOR Risk Certain instruments in which the Fund may invest rely in some fashion upon the London-Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR, including an extension by the ICE Benchmark Administration to postpone certain aspects of the LIBOR transition to June 2023, and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Reinvestment Risk Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded, or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s overall return.
Repurchase Agreement Risk  These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. ETFs are subject to additional risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

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Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares
Highest Quarter:	2Q ’20,	6.67%	Lowest Quarter:	1Q ’20,	-4.04%
Average Annual Total Returns
(for the periods ended December 31, 2021)
		One Year	Five Years	Ten Years
Initial Class	MML Managed Bond Fund	7.71%	4.84%	4.10%
Service Class	MML Managed Bond Fund	7.44%	4.58%	3.84%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.51%	4.44%	3.84%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Barings LLC (“Barings”)
Sub-subadviser(s):  Baring International Investment Limited (“BIIL”)
Portfolio Manager(s):
Yulia Alekseeva, CFA is a Managing Director, the Head of Securitized Credit Research, and a portfolio manager for Barings’ Investment Grade Fixed Income Group. She has managed the Fund since December 2020.
Stephen Ehrenberg, CFA is a Managing Director and portfolio manager for Barings’ Investment Grade Fixed Income Group. He has managed the Fund since May 2019.
Charles Sanford is a Managing Director and the Head of, and a portfolio manager for, Barings’ Investment Grade Fixed Income Group. He has managed the Fund since December 2020. He previously managed the Fund from June 2006 to November 2017.
Douglas Trevallion, II, CFA is a Managing Director, the Head of Global Securitized and Liquid Products, and a portfolio manager for Barings’ Investment Grade Fixed Income Group. He has managed the Fund since October 2008.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

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TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Short-Duration Bond Fund
INVESTMENT OBJECTIVE
This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II	Service Class I
Management Fees	0.35%	0.35%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.21%	0.21%
Total Annual Fund Operating Expenses	0.56%	0.81%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$57	$179	$313	$701
Service Class I	$83	$259	$450	$1,002
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs.
These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [44]% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the Fund’s subadviser, Barings LLC (“Barings”), or sub-subadviser, Baring International InvestmentLimited (“BIIL”)). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, and mortgage-backed and other asset-backed securities, including collateralized bond and loan obligations.
The Fund may also invest in below investment grade debt securities (“junk” or “high yield” bonds), including securities in default, and including bank loans; normally, 10% or less of the Fund’s total assets will be invested in below investment grade debt securities. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if Barings or BIIL considers that doing so would be consistent with the Fund’s investment objective.
The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate obligations, government and agency issues, private placement bonds, and mortgage-backed and other asset-backed securities, including collateralized bond and loan obligations. Although the Fund’s investment in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, under normal market conditions, the Fund seeks to hedge substantially all of its exposure to non-U.S.

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currencies. The Fund may also invest in non-dollar denominated high yield bonds, including bank loans, and may invest in securities subject to legal restrictions on resale, some of which may be subject to resale pursuant to Rule 144A.
In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including, but not limited to, futures contracts, foreign currency futures and forward contracts, including derivatives thereof  (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments); interest rate swaps (for hedging purposes or as a substitute for direct investments or to gain market exposure); total return swaps (for hedging purposes or as a substitute for direct investments); and credit default swaps (for hedging purposes or as a substitute for direct investments). The Fund may invest in common stocks, exchange-traded funds (“ETFs”), or other equity securities and derivatives thereof for hedging purposes or to enhance total return. Use of derivatives by the Fund may create investment leverage.
The Fund may invest in money market securities, including commercial paper. The Fund may enter into repurchase agreement transactions. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may purchase and sell securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis, and may enter into dollar roll or reverse repurchase agreement transactions.
The Fund may invest in (i) securities denominated in currencies of emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey.
The Fund may invest in other investment companies, including investment companies that are advised by the Fund’s investment adviser, subadviser, sub-subadviser, or its affiliates, or by unaffiliated parties.
The Fund seeks to maintain a dollar-weighted average duration of less than three years; Barings or BIIL may increase or decrease its duration in response to changes in interest rates and other factors. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.
Barings or BIIL generally selects the Fund’s investments based on its analysis of opportunities and risks of various securities and market sectors. Barings or BIIL may choose to sell securities with deteriorating credit or limited upside potential compared to other available securities.
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. References in this section to the Fund’s subadviser may include any sub-subadvisers as applicable. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at

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unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), and credit risk.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in

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obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

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Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain. To the extent the Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Leveraging Risk Instruments and transactions, including derivatives, dollar roll, and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
LIBOR Risk Certain instruments in which the Fund may invest rely in some fashion upon the London-Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021.
There remains uncertainty regarding the future utilization of LIBOR, including an extension by the ICE Benchmark Administration to postpone certain aspects of the LIBOR transition to June 2023, and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Reinvestment Risk Income from the Fund’s portfolio will decline if and when the Fund invests

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the proceeds from matured, traded, or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s overall return.
Repurchase Agreement Risk  These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. ETFs are subject to additional risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Class II Shares
Highest Quarter:	2Q ’20,	4.44%	Lowest Quarter:	1Q ’20,	-7.02%
Average Annual Total Returns
(for the periods ended December 31, 2021)
		One Year	Five Years	Ten Years
Class II	MML Short- Duration Bond Fund	1.55%	2.57%	2.27%
Service Class I	MML Short- Duration Bond Fund	1.34%	2.32%	2.02%

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	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate 1-3 Year Bond Index (reflects no deduction for fees, expenses, or taxes)	3.08%	2.17%	1.60%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Barings LLC (“Barings”)
Sub-subadviser(s):  Baring International Investment Limited (“BIIL”)
Portfolio Manager(s):
Yulia Alekseeva, CFA is a Managing Director, the Head of Securitized Credit Research, and a portfolio manager for Barings’ Investment Grade Fixed Income Group. She has managed the Fund since December 2020.
Stephen Ehrenberg, CFA is a Managing Director and portfolio manager for Barings’ Investment Grade Fixed Income Group. He has managed the Fund since November 2019.
Natalia Krol is a Managing Director and portfolio manager for Barings’ Emerging Markets Blended Total Return strategies. She has managed the Fund since May 2021.
Omotunde Lawal, CFA is a Managing Director and the Head of, and a portfolio manager for, Barings’ Emerging Markets Corporate Debt Group. She has managed the Fund since May 2021.
Charles Sanford is a Managing Director and the Head of, and a portfolio manager for, Barings’ Investment Grade Fixed Income Group. He has managed the Fund since December 2020. He previously managed the Fund from inception (May 2010) to November 2017.
Douglas Trevallion, II, CFA is a Managing Director, the Head of Global Securitized and Liquid Products, and a portfolio manager for Barings’ Investment Grade Fixed Income Group. He has managed the Fund since June 2018. He previously managed the Fund from inception (May 2010) to October 2017.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Small Cap Equity Fund
INVESTMENT OBJECTIVE
The Fund seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	0.64%	0.64%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	0.73%	0.98%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$75	$233	$406	$906
Service Class	$100	$312	$542	$1,201
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [36]% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser, Invesco Advisers, Inc. (“Invesco Advisers”), believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index (as of February 28, 2022, between $[44 million] and $[28.53 billion]). The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities, including emerging market securities. The Fund generally will not invest more than 15% of its total assets in foreign securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. Quantitative models are used as part of the idea generation process to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. The Fund aims to maintain a broadly diversified portfolio across major economic sectors by applying investment parameters for both sector and position size.
In constructing the portfolio, the Fund seeks to limit exposure to so-called “top-down” or “macro” risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, Invesco Advisers seeks to add value by selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a “bottom-up” approach to portfolio construction. Invesco Advisers considers stock rankings, benchmark weightings, and capitalization outlooks in determining security weightings for individual issuers.
Invesco Advisers may consider selling a security if, for example, in its judgment, a stock’s price is approaching its target, a company’s competitive

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position deteriorates, a company’s management is executing strategy poorly, or more attractive alternative investment ideas have been identified.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are

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magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Quantitative Models Risk The portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, or any technical issues with the design, construction, implementation, or maintenance of the models.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.The Fund’s name and investment strategy changed on May 1, 2013. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

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Annual Performance
Initial Class Shares
Highest Quarter:	2Q ’20,	28.35%	Lowest Quarter:	1Q ’20,	-30.52%
Average Annual Total Returns
(for the periods ended December 31, 2021)
		One Year	Five Years	Ten Years
Initial Class	MML Small Cap Equity Fund	20.70%	13.14%	12.35%
Service Class	MML Small Cap Equity Fund	20.39%	12.85%	12.07%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		19.96%	13.26%	11.20%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Invesco Advisers, Inc. (“Invesco Advisers”)
Portfolio Manager(s):
Joy Budzinski is a Portfolio Manager at Invesco Advisers. She has managed the Fund since April 2013.
Kristin Ketner Pak is a Portfolio Manager at Invesco Advisers. She has managed the Fund since April 2013.
Magnus Krantz is a Portfolio Manager at Invesco Advisers. He has managed the Fund since April 2013.
Raman Vardharaj, CFA is a Portfolio Manager at Invesco Advisers. He has managed the Fund since May 2009.
Adam Weiner is a Portfolio Manager at Invesco Advisers. He has managed the Fund since April 2013.
Matthew P. Ziehl, CFA is a Portfolio Manager at Invesco Advisers. He has managed the Fund since May 2009.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Special Situations Fund
INVESTMENT OBJECTIVE
This Fund seeks growth of capital over the long-term.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II	Service Class I
Management Fees	0.60%	0.60%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.38%	0.38%
Total Annual Fund Operating Expenses	0.98%	1.23%
Fee Waiver	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	0.93%	1.18%

(1)
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.05% of its management fees through April 30, 2023. This agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$95	$307	$537	$1,197
Service Class I	$120	$385	$671	$1,484
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [146]% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in common stocks of U.S. companies of any size. The Fund’s subadviser, Invesco Advisers, Inc., and sub-subadviser, Invesco Capital Management LLC (together with Invesco Advisers, Inc., “Invesco”), invest the Fund’s assets using an indexing strategy. Under normal circumstances, the Fund invests primarily, and normally at least 80% of its net assets, in the equity securities of companies included within the S&P U.S. IPO and Spin-Off Index* (the “Index”).
S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of U.S. companies that have had initial public offerings (“IPOs”) or have been spun off from a parent company within the past five years. The Index is comprised of IPOs and spin-offs eligible for the S&P U.S. BMI, a country sub-index of the S&P Global BMI, that have a float-adjusted market capitalization of at least $1 billion at the time they are added to the Index. (Index constituents must maintain a float-adjusted market capitalization of at least $500 million.) The Index is weighted by float-adjusted market capitalization, subject to certain caps depending on the number of components of the Index. In

*
The “S&P U.S. IPO and Spin-Off Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P U.S. IPO and Spin-Off Index.

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general, Index components have a maximum weight of 7.5% for any single stock, and the aggregate weights of companies with weights greater than 4.5% cannot exceed 45%, however these caps may be increased if there are fewer than seventeen Index components (the caps may be further increased, on a graduated scale, in an inverse correlation with the number of Index components).
The Index is rebalanced monthly after the close of the third Friday of each month. Except for spin-offs, additions to the Index are made only at each monthly rebalance. In addition, any constituent security that is removed from the S&P U.S. BMI will be simultaneously removed from the Index. If an IPO is added to the Index but fails the eligibility criteria for inclusion in the S&P U.S. BMI at that index’s subsequent quarterly rebalancing, the IPO is removed from the Index at that time. Constituent securities are only included in the Index for a maximum of five years. A constituent security that has been included in the Index for more than five years is removed at the subsequent monthly rebalance; however, if the deletion of a constituent security would result in the number of constituent securities of the Index being less than 15, the deletion will be delayed until the next monthly rebalance where the resulting number of constituent securities would be at least 15. The Fund is rebalanced in accordance with the Index, meaning that it will buy and sell securities in response to changes in the Index.
Although the Fund generally will invest in substantially all of the securities comprising the Index in proportion to their weightings in the Index, under various circumstances it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may hold cash or purchase a sample of the securities in the Index. When it relies on a “sampling” methodology, Invesco uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that has, overall, investment characteristics similar to the Index in terms of key risk factors, performance attributes, and other characteristics such as industry weightings, market capitalization, return variability, earnings valuation, yield, and other financial characteristics of securities. When employing a sampling methodology, Invesco bases the number of the holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold fewer than the total number of securities in the Index. However, Invesco reserves the right to invest in as many securities as it believes necessary to achieve the Fund’s investment objective. The Fund may use futures contracts, a type of derivative, to seek performance that corresponds to the Index and/or to manage cash flows. Use of futures contracts by the Fund may create investment leverage.
The Index, and therefore the Fund, may at times have significant exposure to one or more industries or sectors. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund.
Changes in the Index, or use of the sampling methodology described above, may result in active and frequent trading by the Fund and as a result the Fund may have a relatively high portfolio turnover rate.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. References in this section to the Fund’s subadviser may include any sub-subadvisers as applicable. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Special Situations Risk Special situations often involve much greater risk than is found in the normal course of investing, which could negatively impact the Fund.
Indexing Risk The Fund’s performance may not track the performance of the index due to a number of factors, including fees and expenses of the Fund, the Fund’s cash positions, and

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differences between securities held by the Fund and the securities comprising the index which may result from legal restrictions, costs, or liquidity constraints, especially during times when a sampling methodology is used.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Non-Diversification Risk Because the Fund may invest a relatively large percentage of its assets in a single issuer or small number of issuers than a diversified fund, the Fund’s performance could be closely tied to the value of one issuer or a small number of issuers and could be more volatile than the performance of a diversified fund.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated.
Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Passive Management Risk With an indexing strategy, there is no attempt to seek returns in excess of a benchmark index, to use defensive strategies, or to reduce the effects of any long-term poor investment performance. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to, or removed from, the index, even if that security generally is underperforming.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

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Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance and an additional index that provides a style-specific comparison for the Fund’s returns (S&P U.S. IPO and Spin-Off Index).The Fund’s investment strategy changed on November 18, 2020. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Class II Shares
Highest Quarter:	4Q ’20,	24.85%	Lowest Quarter:	1Q ’20,	-26.12%
Average Annual Total Returns
(for the periods ended December 31, 2021)
		One Year	Five Years	Since Inception (05/15/15)
Class II	MML Special Situations Fund	29.61%	15.99%	10.67%
Service Class I	MML Special Situations Fund	29.24%	15.71%	10.41%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)		20.89%	15.43%	12.86%
				Since (07/13/15)
S&P U.S. IPO and Spin-Off Index (reflects no deduction for fees, expenses, or taxes)		29.77%	15.55%	12.75%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Invesco Advisers, Inc. (“Invesco Advisers”)
Sub-subadviser(s): Invesco Capital Management LLC (“ICM”)
Portfolio Manager(s):
Pratik Doshi, CFA  is a Portfolio Manager at ICM. He has managed the Fund since November 2020.
Peter Hubbard  is a Director of Portfolio Management at ICM. He has managed the Fund since November 2020.
Michael Jeanette  is a Senior Portfolio Manager at ICM. He has managed the Fund since November 2020.
Tony Seisser is a Portfolio Manager at ICM. He has managed the Fund since November 2020.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

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TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Strategic Emerging Markets Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II	Service Class I
Management Fees	1.05%	1.05%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.35%	0.35%
Total Annual Fund Operating Expenses	1.40%	1.65%
Expense Reimbursement	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	1.35%	1.60%

(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2023, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.35% and 1.60% for Class II and Service Class I shares, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$137	$438	$761	$1,675
Service Class I	$163	$515	$892	$1,950
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [35]% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund mainly invests in common stocks of issuers in developing and emerging markets throughout the world and at times it may invest up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e. are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. The Fund focuses on companies with above-average earnings growth. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indexes, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics. For purposes of the Fund’s investments, a determination that an issuer is economically tied to a developing market country is based on factors including, but not limited to, geographic location of its primary trading markets, location of its assets, its domicile or its principal

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offices, or whether it receives revenues from a developing market. Such a determination can also be based, in whole or in part, on inclusion of an issuer or its securities in an index representative of developing or emerging markets.
The Fund may purchase American Depositary Shares (“ADS”) as part of American Depositary Receipt (“ADR”) issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. In addition to common stocks, the Fund can invest in other equity or “equity equivalents” securities such as preferred stocks or convertible securities. The Fund may use derivatives, including futures contracts, forward contracts, and options, to seek to enhance the Fund’s investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so. Use of derivatives by the Fund may create investment leverage.
The Fund may invest directly in certain eligible China A Shares through Stock Connect (a securities trading and clearing program designed to achieve mutual stock market access between the People’s Republic of China (“PRC”) and Hong Kong). In selecting investments for the Fund, the Fund’s subadviser, Invesco Advisers, Inc. (“Invesco Advisers”), evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company’s financial statements, management record, capital structure, operations, product development, and competitive position in its industry. Invesco Advisers also looks for newer or established businesses that are entering into a growth cycle, have the potential for accelerating earnings growth or cash flow, and possess reasonable valuations. Invesco Advisers considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends and seeks a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. Invesco Advisers may invest in growth companies of different capitalization ranges in any developing market country. Invesco Advisers monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.
As part of Invesco Advisers’ investment process to implement the Fund’s investment strategy in pursuit of its investment objective, Invesco Advisers also considers both qualitative and quantitative environmental, social, and governance (“ESG”) factors it believes to be material to understanding an issuer’s fundamentals, and assesses whether any ESG factors pose a material financial risk or opportunity to the issuer and determines whether such risks are appropriately reflected in the issuer’s valuation. This analysis may involve the use of third-party research as well as proprietary research. Consideration of ESG factors is just one component of Invesco Advisers’ assessment of issuers eligible for investment and Invesco Advisers may still invest in securities of issuers that may be viewed as having a high ESG risk profile. The ESG factors considered by Invesco Advisers may change over time and one or more factors may not be relevant with respect to all issuers eligible for investment.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the

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expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
China Investment Risk Investments in Chinese companies involve certain risks and considerations not typically associated with investments in U.S. companies, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockages, the risk that the Chinese government may decide not to continue to support economic reform programs, and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets subject to the special risks applicable to emerging market countries.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization

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stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Stock Connect Risk The Fund may invest in China A Shares through Stock Connect, which is subject to sudden changes in quota limitations, application of trading suspensions, price fluctuations during times when Stock Connect is not trading, operational risk, clearing and settlement risk, and regulatory and taxation risk.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
ESG Considerations Risk The ESG considerations assessed as part of the investment process to implement the Fund’s investment strategy in pursuit of its investment objective may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. The Fund’s portfolio will not be solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. The incorporation of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The Fund may underperform other funds that do not assess an issuer’s ESG factors or that use a different methodology to identify and/or incorporate ESG factors. Information used by the Fund to evaluate such factors may not be readily available, complete or accurate, and may vary across providers and issuers as ESG is not a uniformly defined characteristic. There is no guarantee that the evaluation of ESG considerations will be additive to the Fund’s performance.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can

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decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class I shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Service Class I Shares
Highest Quarter:	4Q ’20,	19.04%	Lowest Quarter:	3Q ’11,	-23.65%
Average Annual Total Returns
(for the periods ended December 31, 2021)
		One Year	Five Years	Ten Years
Class II	MML Strategic Emerging Markets Fund	17.55%	13.03%	2.38%
Service Class I	MML Strategic Emerging Markets Fund	17.26%	12.75%	2.13%
MSCI Emerging Markets Index (reflects no deduction for fees or expenses)		18.31%	12.81%	3.63%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Invesco Advisers, Inc. (“Invesco Advisers”)
Portfolio Manager(s):
Justin Leverenz, CFA is a Portfolio Manager at Invesco Advisers. He has managed the Fund since October 2013.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or

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consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML U.S. Government Money Market Fund
INVESTMENT OBJECTIVE
This Fund seeks current income consistent with preservation of capital and liquidity.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Initial Class
Management Fees	0.48%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.52%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$53	$167	$291	$653
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements fully collateralized by cash or U.S. Government securities.
In managing the Fund, the Fund’s subadviser, Barings LLC (“Barings”), intends to comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which sets forth the requirements for money market funds regarding credit quality, diversification, liquidity, and maturity. The Fund seeks to maintain, but does not guarantee, a stable $1.00 share price.
Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Government securities and repurchase agreements that are fully collateralized by U.S. Government securities. U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.
Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Money Market Instruments Risk The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities

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generally. Certain events, such as changes in the financial condition of the issuer or borrower, specific market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for money market instruments.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Repurchase Agreement Risk  These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
LIBOR Risk Certain instruments in which the Fund may invest rely in some fashion upon the London-Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR, including an extension by the ICE Benchmark Administration to postpone certain aspects of the LIBOR transition to June 2023, and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as

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well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment Risk Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, a Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s name, investment objective, and investment strategy changed on May 1, 2016 when the Fund changed from a money market fund to a government money market fund. Performance results shown were achieved when the Fund could invest in types of securities that it is no longer able to hold. Future performance of the Fund may be lower as a result. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares
Highest Quarter:	1Q ’19, 2Q ’19	0.48%	Lowest Quarter:	1Q ’10 thru 1Q ’16, 3Q ’16 thru 4Q ’16, 2Q ’20 thru 4Q ’20	0.00%
Average Annual Total Returns
(for the periods ended December 31, 2021)
		One Year	Five Years	Ten Years
Initial Class	MML U.S. Government Money Market Fund	0.23%	0.75%	0.37%
FTSE 3 Month US T Bill Index (reflects no deduction for fees, expenses, or taxes)		0.58%	1.16%	0.60%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Barings LLC (“Barings”)
Portfolio Manager(s):
Scott Simler is a Director and portfolio manager for Barings’ Investment Grade Fixed Income Group. He has managed the Fund since July 2009.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity

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contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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Additional Information Regarding Investment Objectives and Principal Investment Strategies
Except as otherwise stated, references in this section to “the Funds” or “a Fund” may relate to a Fund, one or more investment companies or other pooled investment products in which a Fund may invest, including among others underlying ETFs in which the MML Blend Fund, MML iShares 60/40 Allocation Fund, or MML iShares 80/20 Allocation Fund may invest, or both.
Changes to Investment Objectives and Strategies. Each Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) of the MML Series Investment Fund II (the “Trust”) without shareholder approval.
Note Regarding Percentage Limitations. All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) However, if, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, the Fund would take appropriate orderly steps, as deemed necessary, to protect liquidity. With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the 1940 Act, such Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders.
Credit Ratings. Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical rating organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. Unless otherwise stated, if a security is rated by more than one nationally recognized statistical rating organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.
Duration. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, the value of a debt security with a duration of two years would be expected to decline 2% and the value of a debt security with a duration of four years would be expected to decline 4%. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates. Determining duration may involve estimates of future economic parameters, which may vary from actual future values.
Leverage. Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of a Fund’s investments. Adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself.
Temporary Defensive Positions. At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.
Portfolio Turnover. Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs. Such costs

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are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.
Non-Principal Investments; Use of Derivatives; Securities Loans; Repurchase Agreements. A Fund may hold investments that are not included in its principal investment strategies. These non-principal investments are described in the Statement of Additional Information (“SAI”) or below under “Additional Information Regarding Principal Risks.” A Fund also may choose not to invest in certain securities described in this Prospectus and in the SAI, even though it has the ability to do so. Certain Funds may engage in transactions involving derivatives as part of their principal investment strategies; the disclosures of the principal investment strategies of those Funds include specific references to those derivatives transactions. Any of the other Funds may engage in derivatives transactions not as part of their principal investment strategies, and Funds that may use certain derivatives as part of their principal investment strategies may use other derivatives (not as part of their principal investment strategies), as well. A Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics, including duration (interest rate volatility), to gain exposure to securities or markets in which it might not be able to invest directly, to provide asset/liability management, or to take long or short positions on one or more indexes, securities, or foreign currencies. If a Fund takes a short position with respect to a particular index, security, or currency, it will lose money if the index, security, or currency appreciates in value, or an expected credit or other event that might affect the value of the index, security, or currency fails to occur. Losses could be significant. Derivatives transactions may include, but are not limited to, foreign currency exchange transactions, options, futures contracts, interest rate swaps, interest rate futures contracts, forward contracts, total return swaps, credit default swaps, and hybrid instruments. A Fund may use derivatives to create investment leverage. See “Additional Information Regarding Principal Risks,” below, and the SAI for more information regarding those transactions.
A Fund, with the exception of the MML U.S. Government Money Market Fund, may make loans of portfolio securities to broker-dealers and other financial intermediaries of up to 33% of its total assets, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Any losses from the investment of cash collateral received by the Fund will be for the Fund’s account and may exceed any income the Fund receives from its securities lending activities. A repurchase agreement is a transaction in which a Fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the Fund at a higher price. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy.
Foreign Securities. The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or
(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or
(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or

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services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.
In addition, the Funds intend to treat derivative securities (e.g., call options) for this purpose by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).
MML Equity Momentum Fund. MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2023, to the extent that Total Annual Fund Operating Expenses after Expense
Reimbursement would otherwise exceed 0.77% and 1.02% for Class II and Service Class I shares, respectively. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
MML Strategic Emerging Markets Fund. MML Advisers has agreed to voluntarily waive 0.04% of its management fees. MML Advisers may amend or discontinue this waiver at any time without advance notice.
MML U.S. Government Money Market Fund. The Fund’s 7-day yield on December 31, 2021 was [0.00]%. To obtain the Fund’s current 7-day yield information, please call 1-888-309-3539. MML Advisers has agreed to voluntarily waive some or all of its management fees and, if necessary, reimburse some or all of the Fund’s other expenses, in an attempt to allow the Fund to maintain a 1-day yield of at least approximately 0.00%. MML Advisers may amend or discontinue this waiver at any time without advance notice.

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Disclosure of Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.
Additional Information Regarding Principal Risks
A Fund, by itself, generally is not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The value of your investment in a Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” The Principal Risks of each Fund are identified in the foregoing Fund Summaries and are described in this section. Certain Funds may be more susceptible to some risks than others. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. The value of your investment in a Fund could go down as well as up. You can lose money by investing in the Funds. References in this section to a Fund’s subadviser may include any sub-subadvisers as applicable. Except as otherwise stated, references in this section to “the Funds” or “a Fund” may relate to a Fund, one or more investment companies or other pooled investment products in which a Fund may invest, including among others underlying ETFs in which the MML Blend Fund, MML iShares 60/40 Allocation Fund, or MML iShares 80/20 Allocation Fund may invest, or both.
The SAI contains further information about the Funds, their investments and their related risks.
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Allocation Risk

There is no assurance that allocation decisions will result in the desired performance effects. There is a risk that MML Advisers’ or BlackRock’s, as applicable, evaluations and assumptions regarding asset classes or ETFs may be incorrect in view of actual market conditions. The requirement that substantially all of the MML Blend Fund’s, MML iShares
60/40 Allocation Fund’s, and MML iShares 80/20 Allocation Fund’s assets be invested in ETFs advised by an affiliate of BlackRock as noted in the Fund’s “Principal Investment Strategies” may adversely affect Fund performance.
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Bank Loans Risk

Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities, although bank loans are typically (though not always) senior and secured, while below investment grade debt securities or investments are often subordinated and unsecured. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after a Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. In addition, some loans may be unsecured. Unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. In some cases, the Fund may rely on a third party to administer its interest in a loan, and so is subject to the risk that the third party will be unwilling or unable to perform its obligations. The Fund may invest in a loan by purchasing an indirect interest in the loan held by a third party. In that case, the Fund will be subject to both the credit risk of the borrower and of the third party, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it

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until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some bank loans may be illiquid, and bank loans generally tend to be less liquid than many other debt securities. The lack of a liquid secondary market may make it more difficult for the Fund to assign a value to such instruments for purposes of valuing the Fund’s portfolio and calculating its net asset value (“NAV”). Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
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Below Investment Grade Debt Securities Risk

Below investment grade debt securities, which are also known as “junk” or “high yield” bonds, and comparable unrated securities in which a Fund may invest, have speculative characteristics, and changes in economic conditions, the financial condition of the issuer, and/or an unanticipated rise in interest rates or other circumstances are more likely to lead to a weakened capacity to make principal and interest payment than in the case of higher grade securities. Below investment grade debt securities involve greater volatility of price and yield and greater risk of loss of principal and interest than do higher quality securities. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. Some below investment grade debt securities are issued in connection with management buy-outs and other highly leveraged transactions, and may entail substantial risk of delays in payments of principal or interest or of defaults. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund investment adviser’s or subadviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.
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Cash Position Risk

A Fund may hold a significant portion of its assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Fund’s net assets. To the extent a Fund holds a significant portion of its assets in cash or cash equivalents, its investments returns may be adversely affected and the Fund may not achieve its investment objective.
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China Investment Risk

Investments in Chinese companies involve certain risks and considerations not typically associated with investments in U.S. companies, including, among others, greater government control over the economy, political and legal uncertainty, currency fluctuations or blockages, the risk that the Chinese government may decide not to continue to support economic reform programs, the risk of nationalization or expropriation of assets, more frequent trading suspensions and government interventions, limits on the use of brokers and on foreign ownership, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations, and custody risks associated with programs used to access

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Chinese securities. Additionally, the Chinese securities markets are emerging markets subject to the special risks applicable to emerging market countries. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. U.S. sanctions or other investment restrictions could preclude a Fund from investing in certain Chinese issuers or cause a Fund to sell investments at a disadvantageous time.
The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Political, regulatory, and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on investments made through China Connect programs.
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Convertible Securities Risk

Convertible securities are bonds, debentures, notes or other debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock (or cash or other securities of equivalent value), and so are subject to the risks of investments in both debt securities and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities may be interest-rate sensitive and tend to decline as interest rates rise and to rise when interest rates fall. A Fund may invest at times in securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.
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Credit Risk

Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed income security held by the Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured. The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. In addition, below investment grade debt securities (i.e., “junk” or “high yield” bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturn than investment grade securities. If a security held by the Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the investment adviser or subadviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages may affect the values of those securities.
The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the

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willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. In the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, and various other jurisdictions. Among other things, such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty.
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Currency Risk

Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, currency exchange control regulations, intervention (or failure to intervene) by the U.S. or foreign governments in currency markets, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the values of holdings denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns. Derivatives transactions providing exposure to foreign currencies may create investment leverage. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.
Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to sell portfolio investments to make such distributions. Similarly, if a Fund incurs an expense in a foreign currency and the exchange rate changes adversely to the Fund before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. Investments in foreign currencies themselves (directly or through derivatives transactions) may be highly volatile and may create investment leverage.
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Cyber Security and Technology Risk

The Funds and their service providers (including the Funds’ investment adviser, subadvisers, custodian, and transfer agent) are subject to operational and information security risks, including those resulting from cyber-attacks and other technological issues. Technological issues or failures, or interference or attacks by “hackers” or others, may have the effect of disabling or hindering the Funds’ operations or the operations of a service provider to the Funds. There are inherent limitations in business continuity plans and technology systems designed to prevent cyber-attacks and avoid operational incidents, including the possibility that certain risks have not been identified. The Funds’ investment adviser does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Similar risks also are

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present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.
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Defaulted and Distressed Securities Risk

Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. The market will likely be less liquid for distressed or defaulted securities than for other types of securities. Reduced liquidity can affect the valuations of distressed or defaulted securities, make their valuation and sale more difficult, and result in greater volatility. Insolvency laws and practices in foreign countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative. To the extent a Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished.
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Derivatives Risk

Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate, or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes, or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives can be highly volatile and are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk, and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, often without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with changes in the value of its underlying asset, rate, or index, and the risk that a derivative transaction may not have the effect or benefit the Fund’s investment adviser or subadviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price or at all. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.
Recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in, and may in the future result in, new regulation of derivative instruments and the Funds’ use

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of such instruments. Such regulations can, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish additional margin requirements and/or increase the costs of derivatives transactions, and a Fund may as a result be unable to execute its investment strategies in a manner its investment adviser or subadviser might otherwise choose. Counterparty risk with respect to derivatives has been and may continue to be affected by rules and regulations concerning the derivatives market. Some derivatives transactions are centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.
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Futures Contract Risk.  A Fund may enter into futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units or other assets on a specified future date at a specified price or rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency. If a Fund’s investment adviser or subadviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a futures contract could have a substantial impact on a Fund, favorable or unfavorable. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid market. Futures are subject to the creditworthiness of the futures commission merchants or brokers and clearing organizations involved in the transactions. In the event of the insolvency of its futures commission merchant or broker, a Fund may be delayed or prevented from recovering some or all of the margin it has deposited with the merchant or broker, or any increase in the value of its futures positions held through that merchant or broker.
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Dollar Roll and Reverse Repurchase Agreement Transaction Risk

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price; a reverse repurchase agreement is similar to a secured borrowing by a Fund. Both types of transactions generally create leverage (see “Leveraging Risk” below). It may be difficult or impossible for a Fund to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Fund may not be able to purchase the securities or other assets subject to the transaction and may be required to return any collateral it holds.
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Emerging Markets Risk

Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalizations of securities markets; significant price volatility; illiquidity; limits on foreign investment; and possible limits on repatriation of investment income and capital. Future economic or political events or crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in those currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market

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securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.
Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; greater custody and operational risks; unavailability of currency hedging techniques; less stringent investor protection and disclosure standards; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers; less developed legal, regulatory, and accounting systems; and greater environmental risk. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than transactions settled in the United States, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to more developed countries. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending settlement, or be delayed in disposing of a portfolio security. It may be more difficult to obtain and/or enforce a judgment in a court outside the U.S., and a judgment against a foreign government may be unenforceable.
Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.
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Equity Securities Risk

Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
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ESG Considerations Risk

With respect to the MML Strategic Emerging Markets Fund, the ESG considerations assessed as part of the investment process to implement the Fund’s investment strategy in pursuit of its investment objective may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. The Fund’s portfolio will not be solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. The incorporation of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The Fund may underperform other funds that do not assess an issuer’s ESG factors or that use a different methodology to identify and/or incorporate ESG factors. Information used by the Fund to evaluate such factors may not be readily available, complete or accurate, and may vary across providers and issuers as ESG is not a uniformly defined characteristic. There is no guarantee that the evaluation of ESG considerations will be additive to the Fund’s performance.

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Fixed Income Securities Risk

The values of debt securities change in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with variable and floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. The value of a debt security also depends on the issuer’s actual or perceived credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or is perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, regulatory, public health, and other conditions that affect a particular type of debt security or issuer or debt securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.
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Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

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Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, a Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.

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Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. The values of debt instruments generally increase in response to declines in interest rates and decrease in response to rises in interest rates. Interest rate risk is generally greater for fixed-rate instruments than floating-rate instruments and for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed income and related markets to heightened volatility.

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Foreign Investment Risk

Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Economic or other sanctions imposed on a foreign country or issuer by the U.S., or on the U.S. by a foreign country, could impair a Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of a Fund (or clients of a Fund’s investment adviser or subadviser) to invest or

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maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of a Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. companies are less liquid and at times more volatile than securities of comparable U.S. companies. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can perform differently from U.S. markets and can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including for example the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities. A Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the amount, timing, or character of the Fund’s distributions.
A Fund may invest in foreign securities known as depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.
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Frequent Trading/Portfolio Turnover Risk

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund’s investment adviser or subadviser believes to be temporary investment opportunities. A change in the securities held by a Fund is known as “portfolio turnover.” Portfolio turnover generally involves some expense to a Fund, including brokerage commissions, bid-asked spreads, dealer mark-ups, and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally treated as ordinary income when distributed to shareholders). The trading costs and tax effects associated

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with portfolio turnover may adversely affect a Fund’s performance. Consult your tax adviser regarding the effect of a Fund’s portfolio turnover rate on your investments.
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Geographic Focus Risk

When a Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
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Growth Company Risk

Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.
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Hedging Risk

There can be no assurance that a Fund’s hedging transactions will be effective. If a Fund takes a short position in a particular currency, security, or bond market, it will lose money if the currency, security, or bond market appreciates in value, or an expected credit event fails to occur. Any efforts at buying or selling currencies could result in significant losses for the Fund. Further, foreign currency transactions that are intended to hedge the currency risk associated with investing in foreign securities and minimize the risk of loss that would result from a decline in the value of the hedged currency may also limit any potential gain that might result should the value of such currency increase.
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Index Funds Risk

Certain ETFs may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the ETF at times when an actively managed fund would not do so. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the ETF. While the investment adviser or subadviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the ETF’s return may not match the return of the index. The ETF incurs a number of operating expenses not applicable to the index, and may incur costs in buying and selling securities. In addition, the ETF may not be fully invested at times, generally as a result of cash flows into or out of the ETF.
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Indexing Risk

There are several reasons why a Fund’s performance may not track the performance of the relevant index. For example, the Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of securities purchased by the investment adviser or subadviser, or futures or other derivative positions taken by the investment adviser or subadviser, to replicate the performance of the index may not correlate precisely with the return on the index. Differences between securities held by a Fund and the securities comprising the index may result from legal restrictions, costs, or liquidity constraints, especially during times when a sampling methodology is used.
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Inflation Risk

The value of assets or income from a Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline as can the value of the Fund’s distributions. The market prices of debt securities generally fall as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the

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long term, in rising interest rates which have historically accompanied long-term inflationary trends.
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Inflation-Linked Securities Risk

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.
Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.
The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.
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Large Company Risk

Large-capitalization stocks as a group could fall out of favor with the market, causing a Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.
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Leveraging Risk

The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. A Fund may create leverage by borrowing money (through traditional borrowings or by means of so-called reverse repurchase agreements); certain transactions, including, for example, when-issued, delayed-delivery, to-be-announced, and forward commitment purchases, loans of portfolio securities, dollar roll transactions, and the use of some derivatives, can also result in leverage. Leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if it were not used. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund will typically pay interest or incur other borrowing costs in connection with leverage transactions.
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LIBOR Risk

Certain instruments in which a Fund may invest rely in some fashion upon the London-Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have also announced that most LIBOR settings will no

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longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for transition away from LIBOR, but there are obstacles to converting certain securities and transactions to new reference rates. Markets are developing but questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. It is difficult to predict the full impact of the transition away from LIBOR on a Fund. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. With respect to most LIBOR-based instruments in which a Fund may invest, the pricing and other terms governing the adoption of any successor rate are expected to limit or eliminate the direct effect of the transition to a successor rate on the value of such instruments. However, uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
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Liquidity Risk

Liquidity risk is the risk that particular investments may be difficult to sell or terminate at approximately the price at which the Fund is carrying the investments. The ability of a Fund to dispose of illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, may trade in the over-the-counter (“OTC”) market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, public health, or other conditions. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions at a price or time that is not advantageous in order to meet redemptions or other cash needs. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV. To the extent a Fund holds illiquid securities, it may be more likely to pay redemption proceeds in kind.
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Management Risk

Each Fund is subject to management risk because it relies on the investment adviser’s and/or subadviser’s investment analysis and its selection of investments to achieve its investment objective. A Fund’s investment adviser or subadviser manages the Fund based on its assessment of economic, financial, and market factors and its investment judgment. The investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the intended result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements

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from one type of security to another could have a negative effect on the overall investment performance of the Fund. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.
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Market Risk

The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market conditions, industry, political, regulatory, geopolitical, public health, and other developments, including the imposition of tariffs or other protectionist actions, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. Likewise, terrorism, war, natural and environmental disasters, and epidemics or pandemics may be highly disruptive to economies and markets. For example, the global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread have produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects, such as declines in global financial markets and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund. Different parts of the market and different types of securities can react differently to these conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities’ prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies.
Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the status of the Euro, the European Monetary Union, and the European Union itself, has disrupted and may continue to disrupt markets in the U.S. and around the world. The risks associated with investments in Europe may be heightened due to the United Kingdom’s exit from the European Union on January 31, 2020. An agreement between the United Kingdom and the European Union governing their future trade relationship became effective on January 1, 2021. Significant uncertainty remains in the market regarding the ramifications of that development and the arrangements that will apply to the United Kingdom’s relationship with the European Union and other countries following its withdrawal; the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. There is the potential for decreased trade, capital outflows from the United Kingdom, devaluation of the pound sterling, decreased business and consumer spending and decreased foreign investment in the United Kingdom, and negative effects on the value of a Fund’s investments and/or on a Fund’s ability to enter into certain transactions or value certain investments. If one or more additional countries leave the European Union, or the European Union partially or completely dissolves, the world’s economies and securities markets may be significantly disrupted and adversely affected. Legislation or regulation

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also may change the way in which a Fund, the investment adviser, or subadviser is regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect the Fund’s performance.
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Momentum Investing Risk

Momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing therefore emphasizes investing in securities that have had better recent performance compared to other securities, on the theory that these securities may continue to increase in value. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns on securities that have previously exhibited price momentum may be less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum, and they may experience rapid and substantial declines in value. A Fund may experience significant losses if momentum stops, reverses, or otherwise behaves differently than predicted. Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. In addition, there may be periods when the momentum style of investing is out of favor and the investment performance of a Fund may suffer compared to the returns from other styles of investing.
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Mortgage- and Asset-Backed Securities Risk

Investments in mortgage-related and other asset-backed securities are subject to the risk of severe credit downgrades, illiquidity and defaults to a greater extent than many other types of fixed income investments. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are generally structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sale or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, and student loan payments. Asset-backed securities also may be backed by pools of corporate or sovereign bonds, loans made to corporations, or a combination of these bonds and loans, commonly referred to as “collateralized debt obligations,” including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). The assets backing collateralized debt obligations may consist in part or entirely of high risk, below investment grade debt obligations (or comparable unrated obligations). In the case of CBOs and certain other collateralized debt obligations, those may include, by way of example, high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. In the case of CLOs, they may include, among other things, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, any or all of which may be rated below investment grade or may be comparable unrated obligations.
Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. (Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected

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by prepayments and by changes in interest rates.) Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. In addition to interest rate risk (as described under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages and investments in CDOs and CLOs backed by pools of high-risk, below investment grade debt securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk (as described under “Credit Risk,” “Valuation Risk,” and “Liquidity Risk”). Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund’s investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.
Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the benefits of the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.
The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. These transactions may create investment leverage.
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Non-Diversification Risk

A “non-diversified” mutual fund may purchase larger positions in a smaller number of issuers than may a diversified mutual fund. Therefore, an increase or decrease in the value of the securities of a single issuer or a small number of issuers may have a greater impact on the Fund’s NAV and the Fund’s performance could be more volatile than the performance of diversified funds.
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Passive Management Risk

Unlike many investment companies that are “actively managed,” each of the MML Equity Momentum Fund, MML Equity Rotation Fund, and MML Special Situations Fund is a “passive” investor and therefore does not utilize an investing strategy that seeks returns in excess of the index. Therefore, the MML Equity Momentum Fund, MML Equity Rotation Fund, and MML Special Situations Fund would not necessarily buy or sell a security unless that security is added to, or removed from, the index, even if that security generally is underperforming. If a specific

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security is removed from the index, a Fund may be forced to sell such security at an inopportune time. The index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, each Fund rebalances its portfolio in accordance with its index, and, therefore, any changes to the index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, Invesco does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, a Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities or defend against market events.
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Preferred Stock Risk

Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
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Quantitative Models Risk

Certain portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, or any technical issues with or errors in the design, construction, implementation, or maintenance of the models.
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Real Estate Risk; REIT Risk

Investments in real estate are subject to a number of risks, including losses from casualty, condemnation or natural disasters, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, environmental regulations and other governmental action, regulatory limitations on rents, property taxes, and operating expenses. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, and may be subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A “mortgage” REIT that invests most or all of its assets in mortgages will be subject to many of the risks described above in respect of mortgage-backed securities. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses. Real estate-related investments may entail leverage and may be highly volatile. The securities of small real-estate issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources.
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Redemptions by Affiliated Funds and by Other Significant Investors

A Fund may be an investment option for other MassMutual Funds that are managed as “funds of funds” and for other investors who may make substantial investments in the Fund. As a result, from time to time, a Fund may experience a relatively large redemption and could be required to liquidate assets at

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inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, or if the Fund is unable to invest the cash in portfolio securities that it considers as desirable as the Fund’s portfolio securities.
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Reinvestment Risk

Income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded, or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect a Fund’s overall return.
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Repurchase Agreement Risk

A Fund may enter into repurchase agreements. These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.
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Restricted Securities Risk

A Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. Restricted securities may be highly illiquid. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Restricted securities may be difficult to value because market quotations may not be readily available, and there may be little publicly available information about the securities or their issuers. The values of restricted securities may be highly volatile.
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Risk of Investment in other Funds or Pools

A Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and exchange-traded funds (“ETFs”), that are advised by the Fund’s investment adviser or subadviser, as applicable, their affiliates, or by unaffiliated parties, to the extent permitted by applicable law. As a shareholder in an investment company or other pool, the Fund, and indirectly that Fund’s shareholders, bear a ratable share of the investment company’s or pool’s expenses, including, but not limited to, advisory and administrative fees, and the Fund at the same time continues to pay its own fees and expenses. Investment companies or pools in which the Funds may invest may change their investment objectives or policies without the approval of a Fund, in which case a Fund may be forced to withdraw its investment from the investment company or pool at a disadvantageous time. Private investment pools in which the Funds may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks). A Fund is exposed indirectly to all of the risks applicable to any other investment company or pool in which it invests, including that the investment company or pool will not perform as expected. Investments in other investment companies or private pools may be illiquid, may be leveraged, and may be highly volatile.
Investing in other investment companies or private investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or affiliates of the investment adviser or subadviser, as applicable, involves potential conflicts of interest. For example, the investment adviser or subadviser, as applicable, or their affiliates may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the investment adviser or subadviser, as applicable, receives for managing the investing Fund. Investment by a Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the investment adviser or

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subadviser, as applicable, will have an incentive to invest a portion of a Fund’s assets in investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or their affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment vehicles over non-affiliated investment companies. The investment adviser or subadviser, as applicable, will have no obligation to select the least expensive or best performing funds available to serve as an underlying investment vehicle. Similarly, the investment adviser or subadviser, as applicable, will have an incentive to delay or decide against the sale of interests held by the Fund in investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or their affiliates.
ETFs are subject to many of the same risks applicable to investments in mutual funds generally, including that an ETF will not perform as anticipated, that a Fund will bear its proportionate share of the ETF’s fees and expenses, and that the ETF will lose money. ETFs are also subject to additional risks, including, among others, the risk that the market price of an ETF’s shares may trade above or below its NAV, the risk that an active trading market for an ETF’s shares may not develop or be maintained, the risk that trading of an ETF’s shares may be halted, and the risk that the ETF’s shares may be delisted from the listing exchange. Many ETFs engage in derivatives strategies and use leverage, and as a result their values can be highly volatile. It is possible that an ETF’s performance will diverge from the performance of any index or indexes it seeks to replicate. Because shares of ETFs are actively traded, their values may be affected in unanticipated ways by the effects of supply and demand in the market, activities of short sellers, or unusual speculative activity in their shares. Some ETFs may experience periods of reduced liquidity due to restrictions on trading activity or due to a general lack of investor interest in the asset class represented by the ETF. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of an ETF may be purchased or redeemed directly from the ETF solely by Authorized Participants (“APs”) and only in aggregations of a specified number of shares (“Creation Units”). ETFs may have a limited number of financial institutions that act as APs. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders for Creation Units, and no other AP steps forward to create and redeem ETF shares, the ETF’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
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Sector Risk

If a Fund allocates a substantial amount of its assets to one or more particular industries or to particular economic, market, or industry sectors, then economic, business, regulatory, or other developments affecting issuers in those industries or sectors may affect the Fund adversely to a greater extent than if the Fund had invested more broadly. Examples might include investments in the technology, health care, or financial sectors or in one or more industries within those sectors. A substantial investment in one or more such industries or sectors has the potential to increase the volatility of a Fund’s portfolio, and may cause the Fund to underperform other mutual funds.
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Small and Mid-Cap Company Risk

Small and medium-sized companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or subadviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of small and medium-sized companies. The securities of small and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger

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companies, both of which can cause significant price volatility. Some securities of small and medium-sized issuers may be illiquid or may be restricted as to resale.
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Sovereign Debt Obligations Risk

Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or rescheduling of debt payments. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment grade (“junk” or “high yield” bonds). Sovereign debt risk may be greater for debt securities issued or guaranteed by emerging and/or frontier market countries. At times, certain emerging and frontier market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging and frontier market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders.
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Special Situations Risk

Securities of companies involved in special situations may be more volatile than other securities. Their values may be affected significantly and rapidly by the actual or anticipated results of the special situations. Some “special situation” investments may be illiquid or may lack a readily ascertainable fair value. The terms of some special situation investments may be subject to restrictions on their transfer. The existence of a special situation may increase the likelihood that the company involved will experience financial difficulties, including potentially bankruptcy or insolvency. It is possible that an anticipated special situation event will not occur.
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Stock Connect Risk

A Fund may invest in China A Shares, which are equity securities of companies domiciled in China that are denominated and traded in Renminbi on the Shanghai or Shenzhen Stock Exchanges. A Fund may invest in A Shares listed and traded on the Shanghai Stock Exchange or Shenzhen Stock Exchange through the Stock Connect program. A Fund’s investments in Stock Connect A Shares are generally subject to Chinese securities regulations and listing rules, among other restrictions that may affect the Fund’s investments and returns, including transfer restrictions, trading suspensions, and daily limits on net purchases, which are subject to change. Such investments are also subject to heightened operational, tax, and settlement risk and the risk of price fluctuations of A Shares during times when Stock Connect is not trading. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.
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U.S. Government Securities Risk

U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported only by the right of the issuer to borrow from the U.S. Government. Securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are not supported by the full faith and credit of the

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U.S. Government and are supported only by the credit of the issuer itself. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. Investments in these securities are also subject to, among other things, interest rate risk, prepayment risk, extension risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.
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Valuation Risk

A portion of a Fund’s assets may be valued at fair value pursuant to guidelines that have been approved by the Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. The Fund, or persons acting on its behalf, may determine a fair value of a security based on such other information as may be available to them. There can be no assurance that any fair valuation of an investment held by a Fund will in fact approximate the price at which the Fund might sell the investment at the time. Technological issues or other service disruption issues involving third-party service providers may limit the ability of the Fund to value its investment accurately or timely. To the extent a Fund sells a security at a price lower than the price it has been using to value the security, its NAV will be adversely affected. If a Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.
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Value Company Risk

A Fund may purchase some equity securities at prices below what the investment adviser or subadviser considers to reflect their actual or potential fundamental values. The Fund bears the risk that the prices of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated the securities’ fundamental value or that it may take a substantial period of time to realize that value.
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When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk

A Fund may purchase securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions involve a risk of loss if the value of the securities declines prior to the settlement date. These transactions may create investment leverage. Recently finalized rules of the Financial Industry Regulatory Authority impose mandatory margin requirements for certain types of when-issued, TBA, or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity and may increase the credit risk of such transactions to a Fund.

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Management of the Funds
Investment Adviser
MML Investment Advisers, LLC (“MML Advisers”), a Delaware limited liability company, located at 1295 State Street, Springfield, Massachusetts 01111-0001, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. MML Advisers, formed in 2013, is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of December 31, 2021, MML Advisers had assets under management of approximately $63.8 billion.
In 2021, each Fund paid MML Advisers an investment management fee based on a percentage of each Fund’s average daily net assets as follows: [0.41% for the MML Blend Fund; 0.40% for the MML Dynamic Bond Fund; 0.41% for the MML Equity Fund; 0.60% for the MML Equity Momentum Fund; 0.45% for the MML Equity Rotation Fund; 0.60% for the MML High Yield Fund; 0.56% for the MML Inflation-Protected and Income Fund; 0.39% for the MML Managed Bond Fund; 0.35% for the MML Short-Duration Bond Fund; 0.65% for the MML Small Cap Equity Fund; 0.60% for the MML Special Situations Fund; 1.05% for the MML Strategic Emerging Markets Fund; and 0.48% for the MML U.S. Government Money Market Fund.]
Each of the MML iShares 60/40 Allocation Fund and MML iShares 80/20 Allocation Fund pays MML Advisers an investment management fee based on a percentage of its average daily net assets as follows: 0.30% on the first $2 billion; and 0.28% on assets over $2 billion.
A discussion regarding the basis for the Trustees approving any investment advisory contract of the Funds is available in the Funds’ semiannual reports to shareholders dated June 30, 2021 and the Funds’ annual reports to shareholders dated December 31, 2021.
MML Advisers is also compensated by the Funds for providing general administrative services and providing or causing to be provided ongoing shareholder servicing to investors in the Funds. MML Advisers may, at its expense, employ others to supply all or any part of these services. MML Advisers has entered into agreements with both State Street Bank and Trust Company (“State Street”) and MassMutual pursuant to which each assist in many aspects of fund administration and are compensated by MML Advisers for providing administrative services.
Each of the MML Dynamic Bond Fund, MML Equity Momentum Fund, MML Equity Rotation Fund, MML High Yield Fund, MML iShares 60/40 Allocation Fund, MML iShares 80/20 Allocation Fund, MML Short-Duration Bond Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund pays a separate administrative and shareholder services fee to compensate MML Advisers for providing these administrative services. The fee is calculated and paid based on the average daily net assets attributable to each share class of the Fund separately, and is paid at the following annual rates: 0.15% for Class II of each Fund; and 0.15% for Service Class I of each Fund.
Each Fund, other than the MML Dynamic Bond Fund, MML Equity Momentum Fund, MML Equity Rotation Fund, MML High Yield Fund, MML iShares 60/40 Allocation Fund, MML iShares 80/20 Allocation Fund, MML Short-Duration Bond Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund, does not pay a separate administrative and shareholder services fee to MML Advisers because its advisory contract provides that MML Advisers will perform these administrative functions.
As the investment adviser to the MML iShares 60/40 Allocation Fund and MML iShares 80/20 Allocation Fund, MML Advisers is responsible for furnishing a continuous investment program for the Funds, determining the underlying ETFs in which the Funds will invest from time to time, and the portions of their assets the Funds will invest in those underlying ETFs. These functions are performed by portfolio manager Frederick (Rick) Schulitz, CFA, CAIA. Mr. Schulitz, Head of Asset Allocation and a portfolio manager, joined MML Advisers in 2014. Mr. Schulitz is also Head of Asset Allocation at MassMutual, which he joined in 2006.
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Subadvisers and Portfolio Managers
MML Advisers contracts with the following subadvisers to help manage the Funds. Subject to the oversight of the Trustees, MML Advisers has the ultimate responsibility to oversee subadvisers and recommend their hiring, termination, and replacement. This responsibility includes, but is not limited to, analysis and review of subadviser performance, as well as assistance in the identification and vetting of new or replacement subadvisers. In addition, MML Advisers maintains responsibility for a number of other important obligations, including, among other things, board reporting, assistance in the annual advisory contract renewal process, and, in general, the performance of all obligations not delegated to a subadviser. MML Advisers also provides advice and recommendations to the Trustees, and performs such review and oversight functions as the Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of each Fund, valuations of portfolio securities, and other matters relating generally to the investment program of each Fund.
MML Advisers is responsible for determining the allocation of portfolio assets and/or cash flows among subadvisers for those Funds with multiple subadvisers.
Barings LLC (“Barings”), an indirect, wholly-owned subsidiary of MassMutual, with principal offices located at 300 South Tryon Street, Charlotte, North Carolina 28202, manages the investments of the MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, and MML U.S. Government Money Market Fund. In addition, Baring International Investment Limited (“BIIL”) serves as sub-subadviser for the MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, and MML Short-Duration Bond Fund and, subject to the supervision of Barings, is authorized to conduct securities transactions on behalf of the Funds. BIIL is a wholly-owned subsidiary of Barings and its address is 20 Old Bailey, London, EC4M 7BF, United Kingdom. Barings has provided investment advice to individual and institutional investors for more than 75 years and, with its subsidiaries, had assets under management as of December 31, 2021 of approximately $[345.2 billion].
Yulia Alekseeva, CFA
is a Managing Director, the Head of Securitized Credit Research, and a portfolio manager for Barings’ Investment Grade Fixed Income Group. Ms. Alekseeva shares primary responsibility for the day-to-day management of the MML Inflation-Protected and Income Fund, the MML Managed Bond Fund, and the MML Short-Duration Bond Fund. Ms. Alekseeva has worked in the industry since 2005. Prior to re-joining Barings in 2019, Ms. Alekseeva was employed at Canada Pension Plan Investment Board as a Principal in the Structured Credit department, following positions at Bank of America Merrill Lynch and PricewaterhouseCoopers.
Stephen Ehrenberg, CFA
is a Managing Director and portfolio manager for Barings’ Investment Grade Fixed Income Group. Mr. Ehrenberg shares primary responsibility for the day-to-day management of the MML Managed Bond Fund and the MML Short-Duration Bond Fund. Mr. Ehrenberg has worked in the industry since 2002 and his experience has encompassed portfolio management and credit analysis for both investment grade and high yield corporate credit. Prior to joining Barings in 2004, Mr. Ehrenberg worked in capital markets at MassMutual as part of the firm’s executive development program.
Sean Feeley, CFA
is a Managing Director and portfolio manager for Barings’ U.S. High Yield Investments Group. Mr. Feeley shares primary responsibility for the day-to-day management of the MML High Yield Fund. Mr. Feeley is also a member of Barings’ U.S. High Yield Investment Committee and Global High Yield Allocation Committee. His responsibilities include portfolio management for various high yield bond total return strategies. Mr. Feeley has worked in the industry since 1996. Prior to joining Barings in 2003, he worked at Cigna Investment Management in project finance and at Credit Suisse in its leveraged finance group.
Natalia Krol
is a Managing Director and portfolio manager for Barings’ Emerging Markets Blended Total Return strategies. Ms. Krol shares primary responsibility for the day-to-day management of the MML Short-Duration Bond Fund. Ms. Krol is also a research analyst for the Barings Emerging Markets Corporate Debt
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Team, and is responsible for covering global metals & mining and energy corporates. Ms. Krol has worked in the industry since 2002. Prior to joining Barings in 2014, Ms. Krol was employed at Schroders Investment Management as a credit analyst and Barclays Capital as a research analyst.
Omotunde Lawal, CFA
is a Managing Director and the Head of, and a portfolio manager for, Barings’ Emerging Markets Corporate Debt Group. Ms. Lawal shares primary responsibility for the day-to-day management of the MML Short-Duration Bond Fund. Ms. Lawal is also the lead portfolio manager for the Emerging Markets Corporate Debt strategy, as well as a member of the Barings’ Emerging Markets Investment Committee. Ms. Lawal has worked in the industry since 2000. Prior to joining Barings in 2014, Ms. Lawal was employed at Cosford Capital Management as a portfolio manager, focusing on high yield and distressed LATAM and CEEMEA corporates, following positions at Barclays Capital and Deloitte & Touche/Arthur Andersen.
Scott Roth, CFA
is a Managing Director and the Co-Head of, and a portfolio manager for, Barings’ U.S. High Yield Investments Group. Mr. Roth shares primary responsibility for the day-to-day management of the MML High Yield Fund. Mr. Roth is also chair of Barings’ U.S. High Yield Investment Committee and a portfolio manager for various high yield bond total return strategies. Mr. Roth has worked in the industry since 1993. Prior to joining Barings in 2002, Mr. Roth was employed by Webster Bank, was a high yield analyst at Times Square Capital Management, and was an underwriter at Chubb Insurance Company.
Charles Sanford
is a Managing Director and the Head of, and a portfolio manager for, Barings’ Investment Grade Fixed Income Group. Mr. Sanford shares primary responsibility for the day-to-day management of the MML Managed Bond Fund and the MML Short-Duration Bond Fund. Mr. Sanford is also responsible for the portfolio management of Barings’ multi-asset insurance client mandates as well as the investment grade corporate bond strategies. Mr. Sanford has worked in the industry since 1994. Prior to joining Barings in 2004, Mr. Sanford was employed at Booz, Allen and Hamilton as a management consultant and Bell South where he worked on mergers and acquisitions and internal consulting projects.
Scott Simler
is a Director and portfolio manager for Barings’ Investment Grade Fixed Income Group. Mr. Simler shares primary responsibility for the day-to-day management of the MML U.S. Government Money Market Fund. Mr. Simler has worked in the industry since 1988. Prior to joining Barings in 2005, Mr. Simler was employed at Citigroup Investments, CIGNA Investments, and Phoenix Equity Planning Corp.
Douglas Trevallion, II, CFA
is a Managing Director, the Head of Global Securitized and Liquid Products, and a portfolio manager for Barings’ Investment Grade Fixed Income Group. Mr. Trevallion shares primary responsibility for the day-to-day management of the MML Inflation-Protected and Income Fund, the MML Managed Bond Fund, and the MML Short-Duration Bond Fund. Mr. Trevallion is also responsible for the portfolio management of Barings’ securitized and multi-asset portfolio strategies. Mr. Trevallion has worked in the industry since 1987. Prior to joining Barings in 2000, Mr. Trevallion was employed at MassMutual, where he established fixed income analytical and risk capabilities.
BlackRock Investment Management, LLC (“BlackRock”), located at 1 University Square, Princeton, New Jersey 08540, manages the investments of the MML Blend Fund. BlackRock is also responsible for placing, and overseeing the execution of, trades on behalf of the MML iShares 60/40 Allocation Fund and MML iShares 80/20 Allocation Fund. BlackRock is an affiliate of BlackRock Advisors, LLC, which is an indirect, wholly-owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $[8.676 trillion] in investment company and other portfolio assets under management as of December 31, 2021. The MML Blend Fund  is managed by a team of financial professionals. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.
Greg Savage, CFA
is primarily responsible for the day-to-day management of the MML Blend Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund. He is also
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responsible for placing, and overseeing the execution of, trades on behalf of the MML iShares 60/40 Allocation Fund and MML iShares 80/20 Allocation Fund. Mr. Savage is a Managing Director of BlackRock, Inc. and Head of the Americas Index Asset Allocation team within BlackRock’s ETF and Index Investment Group. He is also responsible for overseeing the management of the LifePath Target Date Funds as well as a wide range of fund of funds for both Institutional and Defined Contribution clients. Mr. Savage’s service with the firm dates back to 1999, including his years with Barclays Global Investors, which merged with BlackRock in 2009. Prior to his current role, Mr. Savage was the Head of iShares Equity Portfolio Management team within BlackRock’s Index Equity team where he was responsible for overseeing the management of the Americas listed iShares equity funds.
Paul Whitehead
is responsible for supporting the day-to-day management of the MML Blend Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund. He is also responsible for placing, and overseeing the execution of, trades on behalf of the MML iShares 60/40 Allocation Fund and MML iShares 80/20 Allocation Fund. Mr. Whitehead is a Managing Director of BlackRock, Inc., Co-Head of Index Equity, and Co-Head of BlackRock’s ETF and Index Investments business. Mr. Whitehead also oversees the management of BlackRock’s Institutional and iShares funds. Mr. Whitehead was previously the Global Head of Equity Trading and the Global Head of Transition Management within BlackRock’s Global Trading Group. Mr. Whitehead’s service with the firm dates back to 1996, including his years with Barclays Global Investors, which merged with BlackRock in 2009. Prior to his current role, Mr. Whitehead was Head of Americas Equity Trading. Previously, he managed the trading team responsible for all Institutional Index funds, Exchange Traded funds, and Transition Management mandates. Mr. Whitehead represents BlackRock on the board of Luminex, a buy-side owned Alternative Trading System launched in 2015.
Brandywine Global Investment Management, LLC (“Brandywine Global”), located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, manages a portion of the portfolio of the MML Equity Fund. Founded in 1986, Brandywine Global offers an array of equity, fixed income, and balanced portfolios that invest in U.S., international, and global markets. Brandywine Global is an indirect wholly-owned, independently operated, subsidiary of Franklin Resources, Inc, a publicly-traded global investment management organization (New York Stock Exchange (“NYSE”): BEN). Brandywine Global also operates two affiliated companies with offices in Singapore and London. As of December 31, 2021, Brandywine Global managed approximately $[65.9 billion] in assets.
Joseph J. Kirby
is a portfolio manager of a portion of the MML Equity Fund. Mr. Kirby is lead portfolio manager for Brandywine Global’s Diversified Large Cap Value Equity strategy. He serves as a portfolio manager and securities analyst on the Diversified Value Equity team. Mr. Kirby contributes to the quantitative and fundamental analysis of securities for the Diversified Value Equity portfolios by consistently applying Brandywine Global’s disciplined management exclusionary process. Since joining the firm and Diversified Team in 1995, he has been involved in each aspect of the portfolio process, including leading the trading efforts for all Diversified portfolios from 1997 through 2000. Prior to joining Brandywine Global, Mr. Kirby was with CoreStates Financial Corporation as an auditor (1992 – 1994).
Henry F. Otto
is a portfolio manager of a portion of the MML Equity Fund. Mr. Otto, Managing Director and Portfolio Manager of Brandywine Global, is the founder and co-lead portfolio manager of Brandywine Global’s Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984 – 1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982 – 1984). Mr. Otto is a member of the firm’s Executive Board.
Steven M. Tonkovich
is a portfolio manager of a portion of the MML Equity Fund. Mr. Tonkovich, Managing Director and Portfolio Manager of Brandywine Global, is co-lead portfolio manager of the Diversified Value Equity
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strategies. He plays an integral role in the team’s continual refinement of the Diversified Value Equity investment process and the firm’s ongoing research into value investing. Prior to joining the firm in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987 – 1989); and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986 – 1987). Mr. Tonkovich is a member of the firm’s Executive Board.
Invesco Advisers, Inc. (“Invesco Advisers”), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, manages the investments of the MML Equity Momentum Fund, MML Equity Rotation Fund, MML Small Cap Equity Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund. Invesco Advisers, as successor in interest to multiple investment advisers, is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. In addition, Invesco Capital Management LLC (“ICM”) serves as sub-subadviser for the MML Equity Momentum Fund, MML Equity Rotation Fund, and MML Special Situations Fund and, subject to the supervision of Invesco Advisers, is authorized to trade securities and make discretionary investment decisions on behalf of the Funds. ICM is a wholly-owned subsidiary of Invesco Ltd. and its address is 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. As of December 31, 2021, Invesco Advisers had approximately $[1,349.9 billion] in assets under management.
Joy Budzinski
is a co-portfolio manager of the MML Small Cap Equity Fund. Ms. Budzinski is a portfolio manager at Invesco Advisers. She has been associated with Invesco Advisers and/or its affiliates since 2019. Prior to 2019, she was a Vice President of OppenheimerFunds, Inc. (“OFI”) since May 2009 and a portfolio manager of OFI since November 2012. She has served as sector manager for healthcare for OFI’s Main Street Investment Team since May 2009. Prior to joining OFI, Ms. Budzinski was a healthcare sector manager at RS Investments and Guardian Life Insurance Company. Ms. Budzinski joined Guardian Life Insurance Company in August 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments.
Pratik Doshi, CFA
is a co-portfolio manager of the MML Equity Momentum Fund, MML Equity Rotation Fund, and MML Special Situations Fund. Mr. Doshi is a portfolio manager for ETFs and indexed strategies at ICM. He has been associated with ICM and/or its affiliates since 2018 where he implemented active and passive-based strategies across Invesco’s commodity, alternatives, and equity ETF lineup. Prior to 2018, he held roles at Saltspring Capital and Gofen and Glossberg. Prior to that, he was a vice president at Bank of America Merrill Lynch. Mr. Doshi entered the financial services industry in 2005 as an analyst at UBS Investment Bank.
Peter Hubbard
is a co-portfolio manager of the MML Equity Momentum Fund, MML Equity Rotation Fund, and MML Special Situations Fund. Mr. Hubbard is a portfolio manager for ETFs and indexed strategies at ICM. He has been associated with ICM and/or its affiliates since 2005. Prior to 2005, he was a research analyst at Ritchie Capital, a hedge fund operator.
Michael Jeanette
is a co-portfolio manager of the MML Equity Momentum Fund, MML Equity Rotation Fund, and MML Special Situations Fund. Mr. Jeanette is a portfolio manager for ETFs and indexed strategies at ICM. He has been associated with ICM and/or its affiliates since 2008. Prior to 2008, he held a management position with a trust advisory firm in the private sector. Prior to this, he managed the retail investment business for several US Bancorp (formerly First Bank System) locations in Minneapolis. He began his career as a financial adviser with Shearson Lehman Brothers and Morgan Stanley Smith Barney (formerly Smith Barney).
Kristin Ketner Pak
is a co-portfolio manager of the MML Small Cap Equity Fund. Ms. Ketner is a portfolio manager at Invesco Advisers. She has been associated with Invesco Advisers and/or its affiliates since 2019. Prior to
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2019, she was a Vice President of OppenheimerFunds, Inc. (“OFI”) since May 2009 and a portfolio manager of OFI since November 2012. She has served as sector manager for consumer discretionary and consumer staples for OFI’s Main Street Investment Team since May 2009. Prior to joining OFI, Ms. Ketner was a sector manager at RS Investments and Guardian Life Insurance Company. Ms. Ketner joined Guardian Life Insurance Company in February 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments.
Magnus Krantz
is a co-portfolio manager of the MML Small Cap Equity Fund. Mr. Krantz is a portfolio manager at Invesco Advisers. He has been associated with Invesco Advisers and/or its affiliates since 2019. Prior to 2019, he was a Vice President of OppenheimerFunds, Inc. (“OFI”) since May 2009 and a portfolio manager of OFI since November 2012. He has served as sector manager for technology for OFI’s Main Street Investment Team since May 2009. Prior to joining OFI, Mr. Krantz was a sector manager at RS Investments and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments.
Justin Leverenz, CFA
is the lead portfolio manager of the MML Strategic Emerging Markets Fund.  Mr. Leverenz is a portfolio manager at Invesco Advisers. He has been associated with Invesco Advisers and/or its affiliates since 2019. Prior to 2019, he was Director of Emerging Markets Equities of OppenheimerFunds, Inc. (“OFI”) since January 2013. He has been a portfolio manager of OFI since May 2007, a Senior Vice President of OFI since November 2009, and was a Vice President of OFI from July 2004 to October 2009. Mr. Leverenz was the Head of Research for Goldman Sachs in Taiwan and Director of Pan-Asian Technology Research from 2002 to 2004. He was an Analyst and Head of Equity Research for Barclays de Zoete Wedd from 1993 to 1995 and from 1997 to 2000, respectively. He was a Fund Manager at Martin Currie Investment Management from 1995 to 1997.
Tony Seisser
is a co-portfolio manager of the MML Equity Momentum Fund, MML Equity Rotation Fund, and MML Special Situations Fund. Mr. Seisser is an equity portfolio manager for ETFs and indexed strategies at ICM. He has been associated with ICM and/or its affiliates since 2013. Prior to 2013, he was employed by Guggenheim Funds Distributors, Inc. as a global ETF trader. Before that, he was a compliance investigator at the Chicago Board Options Exchange and CBOE Futures Exchange. Prior to that, Mr. Seisser had a career as a single-stock and ETF market maker on the floor of the Chicago Stock Exchange. He entered the industry in 1990.
Raman Vardharaj, CFA
is a co-portfolio manager of the MML Small Cap Equity Fund. Mr. Vardharaj is a portfolio manager at Invesco Advisers. He has been associated with Invesco Advisers and/or its affiliates since 2019. Prior to 2019, he was a Vice President and portfolio manager of OppenheimerFunds, Inc. (“OFI”) since May 2009. Prior to joining OFI, Mr. Vardharaj was sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks, and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as quantitative analyst at The Guardian Life Insurance Company of America from 1998 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.
Adam Weiner
is a co-portfolio manager of the MML Small Cap Equity Fund. Mr. Weiner is a portfolio manager at Invesco Advisers. He has been associated with Invesco Advisers and/or its affiliates since 2019. Prior to 2019, he was a Vice President of OppenheimerFunds, Inc. (“OFI”) since May 2009 and a portfolio manager of OFI since November 2012. He has served as sector manager for industrials and materials for OFI’s Main Street Investment Team since May 2009. Prior to joining OFI, Mr. Weiner was a sector manager at RS Investments for industrials and materials. Prior to joining RS Investments in January 2007, Mr. Weiner was a Director and senior equity analyst at Credit Suisse Asset Management (CSAM).
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Matthew P. Ziehl, CFA
is a co-portfolio manager of the MML Small Cap Equity Fund. Mr. Ziehl is a portfolio manager at Invesco Advisers. He has been associated with Invesco Advisers and/or its affiliates since 2019. Prior to 2019, he was a Vice President and senior portfolio manager of OppenheimerFunds, Inc. (“OFI”) since May 2009. Prior to joining OFI, Mr. Ziehl was a portfolio manager with RS Investment Management Co. LLC from October 2006 to May 2009 and served as a managing director at The Guardian Life Insurance Company of America from December 2001 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.
T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages a portion of the portfolio of the MML Equity Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937.  As of December 31, 2021, T. Rowe Price and its affiliates had approximately $1.69 trillion in assets under management.
Mark S. Finn, CFA, CPA
is a portfolio manager of a portion of the MML Equity Fund. Mr. Finn is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1990 and his investment experience dates from 1998. Mr. Finn has served as a portfolio manager for T. Rowe Price throughout the past five years.
Western Asset Management Company, LLC  (“Western Asset”), established in 1971, is located at 385 E. Colorado Boulevard, Pasadena, California 91101. Western Asset Management Company Limited (“Western Asset Limited”) was founded in 1984 and is located at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom. As of December 31, 2021, total assets under management by Western Asset and Western Asset Limited were approximately $492.4 billion and $34.1 billion, respectively. Western Asset Limited is affiliated with Western Asset, jointly managing the MML Dynamic Bond Fund Western Asset Limited provides certain subadvisory services relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. Expertise from Western Asset Limited’s investment professionals add local sector investment experience as well as the ability to trade in local markets. Western Asset and Western Asset Limited maintain constant interaction and coordination between their investment professionals to maintain a unified and cohesive investment management approach.
Western Asset and Western Asset Limited replaced DoubleLine Capital LP as subadvisers of the MML Dynamic Bond Fund on April 29, 2022.
John L. Bellows, CFA, PhD
is a portfolio manager of the MML Dynamic Bond Fund. Mr. Bellows is a Portfolio Manager at the Firm. He joined the Firm in 2012 as an Investment Management Strategy Analyst before assuming his current role. Prior to joining the Firm, Mr. Bellows served at the U.S. Department of the Treasury, as the Acting Assistant Secretary for Economic Policy.
S. Kenneth Leech
is a portfolio manager of the MML Dynamic Bond Fund. Mr. Leech is the Chief Investment Officer and a Portfolio Manager at the Firm. Prior to joining the Firm in 1990, he worked as a portfolio manager at Greenwich Capital Markets, The First Boston Corporation, and National Bank of Detroit.
Mark S. Lindbloom
is a portfolio manager of the MML Dynamic Bond Fund. Mr. Lindbloom is a Portfolio Manager at the Firm. Prior to joining the Firm in 2005, he worked as a portfolio manager at Citigroup Asset Management and Brown Brothers Harriman & Co.
Frederick R. Marki, CFA
is a portfolio manager of the MML Dynamic Bond Fund. Mr. Marki is a Portfolio Manager at the Firm. Prior to joining the Firm in 2005, Mr. Marki was Senior Portfolio Manager with Citigroup Asset Management, Portfolio Manager with UBS, and Vice President with Merrill Lynch.
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Julien A. Scholnick, CFA
is a portfolio manager of the MML Dynamic Bond Fund. Mr. Scholnick is a Portfolio Manager at the Firm. Prior to joining the Firm in 2003, Mr. Scholnick served as an Associate in the Private Client Group with Salomon Smith Barney, as a Senior Analyst with Digital Coast Partners, and as a Senior Analyst with Arthur Andersen, LLP.
The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund.
MML Advisers has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to change subadvisers or hire new subadvisers for a number of the series of the Trust from time to time without obtaining shareholder approval. (In the absence of that exemptive relief, shareholder approval might otherwise be required.) Several other mutual fund companies have received similar relief. MML Advisers believes having this authority is important, because it allows MML Advisers to remove and replace a subadviser in a quick, efficient, and cost-effective fashion when, for example, the subadviser’s performance is inadequate or the subadviser no longer is able to meet a Trust series’ investment objective and strategies. Pursuant to the exemptive relief, MML Advisers will provide to a Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MML Advisers will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus, this exemptive relief is available to each Fund.
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About the Classes of Shares
Each Fund, other than the MML Dynamic Bond Fund, MML Equity Momentum Fund, MML Equity Rotation Fund, MML High Yield Fund, MML iShares 60/40 Allocation Fund, MML iShares 80/20 Allocation Fund, MML Short-Duration Bond Fund, MML Special Situations Fund, MML Strategic Emerging Markets Fund, and MML U.S. Government Money Market Fund, offers the following two classes of shares: Initial Class and Service Class shares. MML Dynamic Bond Fund, MML Equity Momentum Fund, MML Equity Rotation Fund, MML High Yield Fund, MML iShares 60/40 Allocation Fund, MML iShares 80/20 Allocation Fund, MML Short-Duration Bond Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund offer the following two classes of shares: Class II and Service Class I shares. The MML U.S. Government Money Market Fund only offers Initial Class shares. Each Class of shares is available in connection with variable annuity contracts offered by MassMutual or its life insurance affiliates, certain variable life insurance policies offered by MassMutual or its life insurance affiliates, and in connection with certain variable life insurance policies and variable annuity contracts privately offered by MassMutual or its life insurance affiliates.
The different Classes have different fees and expenses. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the “Financial Highlights” tables later in this Prospectus. For additional information, call us toll free at 1-888-309-3539 or contact your registered representative.
Except as described below, all Classes of shares of the Funds have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class that has adopted a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.
Each Class of a Fund’s shares represents an investment in the same portfolio of securities. Because the Classes will have different expenses, they will likely have different performance records and share prices.

Distribution Plan, Shareholder Servicing, and Payments to Intermediaries
Shares of all classes of the Funds are sold without a front-end sales charge, and none of the Funds’ shares are subject to a deferred sales charge.
Rule 12b-1 fees. The Funds have adopted a Rule 12b-1 Plan (the “Plan”) for their Service Class and Service Class I shares. Under the Plan, a Fund may make payments at an annual rate of up to 0.35% of the average daily net assets attributable to its Service Class or Service Class I shares. However, each Fund currently makes payments at an annual rate of 0.25% of the average daily net assets attributable to its Service Class or Service Class I shares. The Plan is a compensation plan, under which the Funds make payments to the MML Distributors, LLC (the “Distributor”) for the services it provides and for the expenses it bears in connection with the distribution of shares of those classes and for the servicing of shareholders of those classes. Because Rule 12b-1 fees are paid out of the Funds’ Service Class and Service Class I assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Service Class and Service Class I shares share in the expense of Rule 12b-1 fees paid by those classes. A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.
The Distributor pays out all of the Rule 12b-1 fees it receives. The Distributor pays substantially all of the amounts it receives to MassMutual. Such amounts are used to pay continuing compensation for services provided by MassMutual agents and third party firms, to compensate MassMutual for its promotional services in respect of the Funds,

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and to reimburse MassMutual for expenses incurred by it in connection with promoting the Funds.
Shareholder servicing payments. MML Advisers pays all or a portion of the administrative and shareholder services fee it receives from each Fund, as described above under “Management of the Funds – Investment Adviser,” to MassMutual as compensation for, or reimbursement of expenses relating to, services provided to shareholders of the Funds.

Buying and Redeeming Shares
The Trust provides an investment vehicle for variable annuity contracts and variable life insurance policies offered by companies such as MassMutual. Shares of the Funds are not offered to the general public. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise due to differences in tax treatment and other considerations between owners of the variable life insurance policies and owners of the variable annuity contracts. The Funds’ Trustees follow monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance policies and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable life insurance policies and variable annuity contracts is contained in the prospectuses for the separate accounts.
The shares of each Fund are sold at their NAV, without the deduction of any selling commission or “sales load” (see “Determining Net Asset Value” below). Your purchase order will be priced at the next NAV calculated after your order is received in good order by the Funds or MML Advisers. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if they believe it is in their best interest.
Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.
The Funds redeem their shares at their next NAV computed after your redemption request is received in good order by the Funds or MML Advisers. You will usually receive payment for your shares within seven days after your written redemption request is received in good order. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. Under unusual circumstances, the Funds can also suspend or postpone payment, when permitted by applicable law and regulations. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash.
Risk of Substantial Redemptions. If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV; in addition, a substantial reduction in the size of a

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Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Frequent Trading Policies
The Funds are not designed to serve as vehicles for frequent trading or market timing activity. The Funds consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:
•
by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•
by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all of a Fund’s shareholders, including long-term shareholders who do not engage in these activities. Any Funds investing in foreign securities, small capitalization securities, and below investment grade debt securities (also known as “junk” or “high yield” bonds), may be particularly susceptible to frequent trading and market timing activities and their resulting disruptions due to the difficulty of pricing such securities.
The Funds’ shareholders are variable life and variable annuity separate investment accounts owned by MassMutual and certain of its life insurance affiliates. In the case of each Fund, the separate accounts aggregate the purchase and sale information of individual contract holders and provide the information to each Fund on a net basis. Accordingly, it is difficult or impossible for the Funds to determine if a particular contract holder is engaging in frequent trading or market timing activities, and the Funds do not impose specific restrictions on trading of Fund shares in order to deter such activities.
The Trustees, on behalf of the Funds, have adopted policies and procedures with respect to frequent trading and market timing activities, under which the Funds rely on the capabilities, policies, and procedures of MassMutual to discourage frequent trading and market timing activity, and to not accommodate frequent purchases and sales of shares within a Fund or transfers of shares between Funds. MassMutual has adopted policies and procedures to help identify those individuals or entities that may be engaging in frequent trading and/or market timing activities. MassMutual monitors trading activity to uniformly enforce its procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent frequent trading and the market timing of Funds among the subaccounts of the separate accounts, there can be no assurance that MassMutual will be able to identify all those who trade frequently or employ a market-timing strategy, and curtail their trading in every instance.
If MassMutual determines that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, MassMutual will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, telephone, internet, or any other type of electronic medium. Additionally, MassMutual may reject any single trade that MassMutual determines to be abusive or harmful to a Fund. It is possible that activity that MassMutual determines is not frequent trading or market timing may nonetheless adversely affect long-term shareholders of the Funds.
MassMutual, in the future, may take various restrictive actions designed to prevent the employment of a frequent trading or market timing strategy, including not accepting transfer instructions from a contract owner or other person authorized to conduct a transfer; limiting the number of transfer requests that can be made during a contract year; and requiring the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund. MassMutual will apply any restrictive action it takes uniformly to all contract owners it believes are employing a frequent trading or market timing strategy. As noted above, however, these restrictive actions may not be effective in deterring frequent trading or market timing activity. For more information on restrictions specific to your variable life insurance policies and/or variable annuity contracts, please

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see the prospectus of the separate account of the specific insurance product that accompanies this Prospectus.
Determining Net Asset Value
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each Business Day. A “Business Day” is every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the Business Day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open. It is the intention of the MML U.S. Government Money Market Fund to maintain a stable NAV per share of  $1.00, although this cannot be assured.
Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price.
Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the MML U.S. Government Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The MML U.S. Government Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if the Fund’s investment adviser determines it more closely approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the MML U.S. Government Money Market Fund must adhere to certain conditions. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each Business Day.
Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the

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estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral.
Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.
The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next Business Day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their NAVs. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each Business Day.
The Funds’ valuation methods are also described in the SAI.

Taxation and Distributions
Each Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code. Assuming the Funds so qualify, the Funds will not be subject to federal income tax on any net income or any capital gains that are distributed or deemed to have been distributed in a timely manner to shareholders. Distributions, if any, are declared and paid annually, with the exception of MML U.S. Government Money Market Fund, by each Fund.
The net income of MML U.S. Government Money Market Fund, as defined below, is determined as of the normal close of trading on the NYSE on each day the Exchange is open. All the net income is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month.
For this purpose the net income of MML U.S. Government Money Market Fund consists of all interest income accrued on its portfolio, plus realized gains and minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued to the date of maturity. Expenses, including the compensation payable to MML Advisers, are accrued each day.
If MML U.S. Government Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its NAV per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if MML U.S. Government Money Market Fund’s NAV per share were reduced, or were anticipated to be reduced, below $1.00, the Fund might suspend further dividend payments until the NAV returned to $1.00. Thus, such expenses, losses, or depreciation might result in an investor receiving no dividends for the period

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during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.
Generally, owners of variable life insurance policies and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ years may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state, or local taxes.
In order for investors to receive the favorable tax treatment available to holders of variable life insurance policies and variable annuity contracts, the separate accounts underlying such policies or contracts, as well as the Funds in which these accounts invest, must meet certain diversification requirements. Each Fund intends to comply with these requirements. If a Fund does not meet these requirements, income from the policies or contracts would be taxable currently to the holders of such policies or contracts.
A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased.
Please refer to the SAI for more information regarding the tax treatment of the Funds. For a discussion of the tax consequences of variable life insurance policies and variable annuity contracts, please refer to the prospectus for the applicable policy or contract.

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Financial Highlights
The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. Any such charges and expenses would reduce the total return figures for the periods shown. This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose reports, along with each Fund’s financial statements, are included in the Trust’s Annual Reports, and are incorporated by reference into the SAI, and are available on request. [2021 FINANCIAL HIGHLIGHTS TO BE INSERTED]
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Index Descriptions
The Bloomberg U.S. Aggregate 1-3 Year Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities with maturities of 1-3 years, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Bloomberg U.S. Aggregate Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Bloomberg U.S. Corporate High-Yield Bond Index measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury. It is a subset of the Global Inflation-Linked Index (Series-L). The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Consumer Price Index for All Urban Consumers (CPI-U) is a monthly measure of the average change over time in the prices paid by consumers for a market basket of consumer goods and services. The CPI-U is based on the spending patterns of urban consumers. Index data are available for the U.S. City Average (or national average), for various geographic areas (regions and metropolitan areas), for national population size classes of urban areas, and for cross-classifications of regions and size classes. Individual indexes are available for more than 200 items (e.g., apples, men’s shirts, airline fares), and over 120 different combinations of items (e.g., fruits and vegetables, food at home, food and beverages, and all items). The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Custom Balanced Index comprises the S&P 500 and Bloomberg U.S. Aggregate Bond Indexes. The weightings of each index are 60% and 40%, respectively. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The FTSE 3 Month US T Bill Index measures the performance of the last three three-month Treasury bill month-end rates. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not reflect any deduction for taxes and cannot be purchased directly by investors.
The MSCI Emerging Markets Index measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The Russell 1000 Index measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
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The Russell 1000 Invesco Dynamic Multifactor Index reflects a dynamic combination of factor exposures drawn from constituent stocks of the Russell 1000 Index. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 1000 Value Index measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 3000 Index measures the performance of the 3000 largest U.S. companies representing approximately 98% of the investable U.S. equity market. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The S&P 500 Momentum Index is designed to measure the performance of securities in the S&P 500 universe that exhibit persistence in their relative performance. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The S&P U.S. IPO and Spin-Off Index is designed to measure the performance of companies within the S&P U.S. BMI that have had initial public offerings (IPOs) or have spun off from a parent company within the last five years and have a float-adjusted market cap of at least USD 1 billion. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
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MML SERIES INVESTMENT FUND II
1295 State Street
Springfield, Massachusetts 01111-0001
Learning More About the Funds
You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the SAI. You may obtain free copies of this information from the Funds or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.
How to Obtain Information
From the Funds: You may request information about the Funds free of charge (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing the Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Investment Management Solutions. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at https://www.massmutual.com/funds.
From the SEC: Information about the Funds (including the Annual/Semiannual Reports and the SAI) is available on the SEC’s EDGAR database on its Internet site at http://www.sec.gov. You can also get copies of this information, upon payment of a copying fee, by electronic request at publicinfo@sec.gov.
When obtaining information about the Funds from the SEC, you may find it useful to reference the
Funds’ SEC file number: 811-21714.

MML SERIES INVESTMENT FUND II
1295 STATE STREET
SPRINGFIELD, MASSACHUSETTS 01111-0001
STATEMENT OF ADDITIONAL INFORMATION
THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MML SERIES INVESTMENT FUND II (THE “TRUST”) DATED MAY 1, 2022, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE TRUST’S ANNUAL REPORTS AS OF DECEMBER 31, 2021 (THE “ANNUAL REPORTS”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.
THIS SAI RELATES TO THE FOLLOWING FUNDS:
•
MML BLEND FUND

INITIAL CLASS
SERVICE CLASS
•
MML DYNAMIC BOND FUND

CLASS II
SERVICE CLASS I
•
MML EQUITY FUND

INITIAL CLASS
SERVICE CLASS
•
MML EQUITY MOMENTUM FUND

CLASS II
SERVICE CLASS I
•
MML EQUITY ROTATION FUND

CLASS II
SERVICE CLASS I
•
MML HIGH YIELD FUND

CLASS II
SERVICE CLASS I
•
MML INFLATION-PROTECTED AND INCOME FUND

INITIAL CLASS
SERVICE CLASS
•
MML iShares® 60/40 ALLOCATION FUND

CLASS II
SERVICE CLASS I
•
MML iShares® 80/20 ALLOCATION FUND

CLASS II
SERVICE CLASS I
•
MML MANAGED BOND FUND

INITIAL CLASS
SERVICE CLASS
•
MML SHORT-DURATION BOND FUND

CLASS II
SERVICE CLASS I
•
MML SMALL CAP EQUITY FUND

INITIAL CLASS
SERVICE CLASS
•
MML SPECIAL SITUATIONS FUND

CLASS II
SERVICE CLASS I
•
MML STRATEGIC EMERGING MARKETS FUND

CLASS II
SERVICE CLASS I
•
MML U.S. GOVERNMENT MONEY MARKET FUND

INITIAL CLASS

DATED MAY 1, 2022

GENERAL INFORMATION
MML Series Investment Fund II (the “Trust”) is an open-end management investment company having separate investment portfolios. This Statement of Additional Information (“SAI”) provides information regarding the following 13 diversified investment portfolios: MML Blend Fund (“MML Blend”), MML Dynamic Bond Fund (“MML Dynamic Bond”), MML Equity Fund (“MML Equity”), MML Equity Rotation Fund (“MML Equity Rotation”), MML High Yield Fund (“MML High Yield”), MML Inflation-Protected and Income Fund (“MML Inflation-Protected and Income”), MML iShares® 60/40 Allocation Fund (“MML iShares 60/40 Allocation”), MML iShares® 80/20 Allocation Fund (“MML iShares 80/20 Allocation”), MML Managed Bond Fund (“MML Managed Bond”), MML Short-Duration Bond Fund (“MML Short-Duration Bond”), MML Small Cap Equity Fund (“MML Small Cap Equity”), MML Strategic Emerging Markets Fund (“MML Strategic Emerging Markets”), and MML U.S. Government Money Market Fund (“MML U.S. Government Money Market”); and two non-diversified investment portfolios: MML Equity Momentum Fund (“MML Equity Momentum”) and MML Special Situations Fund (“MML Special Situations”) (collectively, the “Funds” of the Trust). Each Fund has its own investment objective and policies and is designed to meet different investment needs.
The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time (the “Declaration of Trust”). The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by its life insurance company subsidiaries, including MML Bay State Life Insurance Company (“MML Bay State”) and C.M. Life Insurance Company (“C.M. Life”). Shares of the Funds are offered solely to separate investment accounts established by MassMutual, its life insurance company subsidiaries, and the MML Allocation Funds, which are “funds of funds” series of MML Series Investment Fund, an open-end management investment company.
MML Investment Advisers, LLC (“MML Advisers”) is responsible for providing investment advisory, management, and administrative services needed by the Funds pursuant to investment management agreements and administrative services agreements. MML Advisers has entered into investment subadvisory agreements pursuant to which Barings LLC (“Barings”) manages the investment of the assets of MML High Yield, MML Inflation-Protected and Income, MML Managed Bond, MML Short-Duration Bond, and MML U.S. Government Money Market. Barings is an indirect subsidiary of MassMutual. In addition, Baring International Investment Limited (“BIIL”) serves as a sub-subadviser for MML High Yield, MML Inflation-Protected and Income, MML Managed Bond, and MML Short-Duration Bond. MML Advisers has entered into investment subadvisory agreements pursuant to which BlackRock Investment Management, LLC (“BlackRock”) manages the investment of the assets of MML Blend and has responsibility for placing, and overseeing the execution of, trades on behalf of MML iShares 60/40 Allocation and MML iShares 80/20 Allocation. MML Advisers has entered into an investment subadvisory agreement pursuant to which Brandywine Global Investment Management, LLC (“Brandywine Global”) manages the investment of the assets of a portion of MML Equity. MML Advisers has entered into investment subadvisory agreements pursuant to which Invesco Advisers, Inc. (“Invesco Advisers”) manages the investment of the assets of MML Equity Momentum, MML Equity Rotation, MML Small Cap Equity, MML Special Situations, and MML Strategic Emerging Markets. In addition, Invesco Capital Management LLC (“ICM”) serves as a sub-subadviser for MML Equity Momentum, MML Equity Rotation, and MML Special Situations. MML Advisers has entered into an investment subadvisory agreement pursuant to which T. Rowe Price Associates, Inc. (“T. Rowe Price”) manages the investment of the assets of a portion of MML Equity. MML Advisers has entered into investment subadvisory agreements pursuant to which Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) manage the investment of the assets of MML Dynamic Bond. MML Advisers, Barings, BIIL, BlackRock, Brandywine Global, ICM, Invesco Advisers, T. Rowe Price, Western Asset, and Western Asset Limited are registered with the Securities and Exchange Commission (the “SEC”) as investment advisers. References in this SAI to a Fund’s subadviser may include any sub-subadvisers as applicable.
ADDITIONAL INVESTMENT POLICIES
Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time or at all. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to Appendix A.
MML Blend Fund, MML iShares 60/40 Allocation Fund, and MML iShares 80/20 Allocation Fund
Each of MML Blend, MML iShares 60/40 Allocation, and MML iShares 80/20 Allocation seeks to achieve its investment objective by allocating substantially all of its assets among exchange-traded funds (“ETFs”) providing exposures to various asset classes. ETFs in which the Funds invest may purchase various securities and investment related instruments and make use of various investment techniques, including, but not limited to, those described below. Except as otherwise stated, references in this section to “the Funds,” “each Fund,” or “a Fund” may relate to a Fund, one or more underlying ETFs of MML Blend, MML iShares 60/40 Allocation, or MML iShares 80/20 Allocation, or both.
MML iShares 60/40 Allocation Fund and MML iShares 80/20 Allocation Fund
Disclaimer. iShares® and BlackRock® are registered trademarks of BlackRock, Inc. and its affiliates and are used under license.
MML U.S. Government Money Market
For so long as MML U.S. Government Money Market values its portfolio instruments on the basis of amortized cost (see “Purchase, Redemption, and Pricing of Securities Being Offered”), its investments are subject to portfolio maturity, portfolio quality, and portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act. MML U.S. Government Money Market must maintain a dollar-weighted average portfolio maturity of 60 days or less, generally must purchase instruments having remaining maturities of thirteen months (generally 397 days) or less, and must invest only in United States dollar-denominated securities determined to be of high quality with minimal credit risks.
The high quality debt instruments in which MML U.S. Government Money Market invests may not offer as high a yield as may be achieved from lower quality instruments having less safety. An investment in MML U.S. Government Money Market is not without risk. If MML U.S. Government Money Market disposes of an obligation prior to maturity, it may realize a loss or gain. An increase in interest rates will generally reduce the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. MML U.S. Government Money Market will reassess whether a particular security presents minimal credit risks in certain circumstances.
Certain money market instruments are available only in relatively large denominations, and others may carry higher yields if purchased in relatively large denominations. Also, the Fund’s investment adviser and subadviser believe that an institutional purchaser of money market instruments who can invest relatively large sums on a regular basis may have investment opportunities that are not available to those who invest smaller sums less frequently. Certain of MML U.S. Government Money Market’s investment restrictions limit the percentage of the Fund’s assets that may be invested in certain industries or in securities of any issuer. Accordingly, if the Fund has relatively small net assets and net cash flow from sales and redemptions of shares, the Fund may be unable to invest in money market instruments paying the highest yield available at a particular time.
MML Equity Momentum, MML Equity Rotation, and MML Special Situations
Tracking Error.   There are several reasons why the performance of MML Equity Momentum, MML Equity Rotation, and MML Special Situations may not track its respective index. Unlike the indexes, the Funds incur administrative expenses and transaction costs in trading stocks. In addition, the composition of the indexes and each Fund’s portfolio may occasionally diverge as the result of legal restrictions, costs, or liquidity constraints, especially during times when a sampling methodology is used. Furthermore, the timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash for the Funds. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause a Fund’s performance to deviate from the “fully invested” index.

Disclaimer.   The “S&P 500 Momentum Index” and “S&P U.S. IPO and Spin-Off Index” are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by MassMutual. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. It is not possible to invest directly in an index. MML Equity Momentum and MML Special Situations are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of MML Equity Momentum or MML Special Situations or any member of the public regarding the advisability of investing in securities generally or in MML Equity Momentum or MML Special Situations particularly or the ability of the S&P 500 Momentum Index or S&P U.S. IPO and Spin-Off Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to MassMutual with respect to the S&P 500 Momentum Index or S&P U.S. IPO and Spin-Off Index is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Momentum Index and S&P U.S. IPO and Spin-Off Index are determined, composed and calculated by S&P Dow Jones Indices without regard to MassMutual or MML Equity Momentum and MML Special Situations, as applicable. S&P Dow Jones Indices has no obligation to take the needs of MassMutual or the owners of MML Equity Momentum or MML Special Situations into consideration in determining, composing or calculating the S&P 500 Momentum Index or S&P U.S. IPO and Spin-Off Index. S&P Dow Jones Indices is not responsible for and have not participated in the determination of the prices, and amount of MML Equity Momentum or MML Special Situations or the timing of the issuance or sale of MML Equity Momentum or MML Special Situations or in the determination or calculation of the equation by which MML Equity Momentum or MML Special Situations are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of MML Equity Momentum or MML Special Situations. There is no assurance that investment products based on the S&P 500 Momentum Index or S&P U.S. IPO and Spin-Off Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax adviser. A tax adviser should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 MOMENTUM INDEX OR S&P U.S. IPO AND SPIN-OFF INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY MASSMUTUAL, OWNERS OF MML EQUITY MOMENTUM OR MML SPECIAL SITUATIONS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 MOMENTUM INDEX OR S&P U.S. IPO AND SPIN-OFF INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND MASSMUTUAL, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
MML Equity Rotation is sponsored solely by MassMutual. MML Equity Rotation is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the Russell 1000® Invesco Dynamic Multifactor Index vest in the relevant LSE Group company which owns the Russell 1000® Invesco Dynamic Multifactor Index. “FTSE Russell®,” “Russell 1000®” and “Russell®” are trademarks of the relevant LSE Group company and are used by any other LSE Group company under license.
The Russell 1000® Invesco Dynamic Multifactor Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Russell 1000® Invesco Dynamic Multifactor Index or (b) investment in or operation of MML Equity Rotation. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from MML Equity Rotation or the suitability of the Russell 1000® Invesco Dynamic Multifactor Index for the purpose to which it is being put by MML Equity Rotation.
Asset-Based Securities
A Fund may invest in debt, preferred, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to invest in certain natural resource-based securities.
Precious Metal-Related Securities.   A Fund may invest in the equity securities of companies that explore for, extract, process, or deal in precious metals (e.g., gold, silver, and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political, or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.
The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil, and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social, and political factors within South Africa may significantly affect South African gold production.
Bank Capital Securities
A Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the credit and interest rate risks of an investment in those securities. Investments in bank capital securities are subject to the risks of other debt investments, such as default and non-payment, as well as certain other risks, such as the risk that bank regulators may force the bank to dissolve, merge, restructure its capitalization, or take other actions intended to prevent its failure or ensure its orderly resolution. Bank regulators in certain jurisdictions have broad authorities they may use to prevent the failure of banking institutions or to stabilize the banking industry, all of which may adversely affect the values of investments in bank capital securities and other bank obligations, including those of other banks.
Bank Loans
A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.

A Fund may invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.
Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The settlement time for certain loans is longer than the settlement time for many other types of investments, and a Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment.
Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.
The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate, or a Fund may be prevented or delayed from realizing the collateral. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.
Loans may not be considered “securities,” and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.
Below Investment Grade Debt Securities
A Fund may purchase below investment grade debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P Global Ratings (“S&P”) or Moody’s Investors

Service, Inc. (“Moody’s”) does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “below investment grade debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other below investment grade debt securities.)
Like those of other fixed income securities, the values of below investment grade debt securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions, which are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value (“NAV”).
Issuers of below investment grade debt securities are often highly leveraged, so their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the below investment grade debt securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.
Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell below investment grade debt securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. Consolidation in the financial services industry has resulted in there being fewer market makers for high yield bonds, which may result in further risk of illiquidity and volatility with respect to high yield bonds held by a Fund, and this trend may continue in the future. Furthermore, high yield bonds held by a Fund may not be registered under the Securities Act of 1933, as amended (the “1933 Act”), and, unless so registered, a Fund will not be able to sell such high yield bonds except pursuant to an exemption from registration under the 1933 Act. This may further limit the Fund’s ability to sell high yield debt securities or to obtain the desired price for such securities. In many cases, below investment grade debt securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default by an issuer of below investment grade debt securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention or ability to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.
Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
The prices for below investment grade debt securities may be affected by legislative and regulatory developments. Below investment grade debt securities may also be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of below investment grade debt securities may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue below investment grade debt securities may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of below investment grade debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for below investment grade debt securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.
Borrowings
A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation. The SEC has taken the position that certain transactions, such as entering into reverse repurchase agreements, engaging in dollar roll transactions, selling securities short (other than short sales “against-the-box”), buying and selling certain derivatives (such as futures contracts), and selling (or writing) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as borrowing by the fund for purposes of the 1940 Act. Subject to changes that will apply once the Funds come into compliance with Rule 18f-4 of the 1940 Act, a borrowing transaction (including, without limitation, a reverse repurchase agreement transaction) will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with SEC guidance. Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.
Cash and Short-Term Debt Securities
Money Market Instruments Generally.   The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks, or other entities. They may have fixed, variable, or floating interest rates. Some money market securities in which the Funds may invest are described below. During the 2008 global financial downturn and the recent market volatility caused by the coronavirus outbreak, many money market instruments that were thought to be highly liquid became illiquid and lost value. The U.S. Government and the Federal Reserve System, as well as certain foreign governments and central banks, have taken extraordinary actions with respect to the financial markets generally and money market instruments in particular. While these actions have stabilized the markets for these instruments, there can be no assurances that those actions will continue or continue to be effective. If a Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.
Bank Obligations.   The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.
Certificates of deposit (“CDs”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating, or variable interest rates.
The Funds may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks, and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding or other taxes, seizure of assets, or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing, and financial recordkeeping standards as, domestic banks.

Cash, Short-Term Instruments, and Temporary Investments.   The Funds may hold a significant portion of their assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser. The Funds’ investment adviser or subadvisers will determine the amount of the Funds’ assets to be held in cash or cash equivalents at their sole discretion, based on such factors as they may consider appropriate under the circumstances. The Funds may hold a portion of their assets in cash, for example, in order to provide for expenses or anticipated redemption payments or for temporary defensive purposes. The Funds may also hold a portion of their assets in cash as part of the Funds’ investment programs or asset allocation strategies, in amounts considered appropriate by the Funds’ investment adviser or subadvisers. To the extent the Funds hold assets in cash and otherwise uninvested, its investment returns may be adversely affected and the Funds may not achieve their respective investment objectives. The Funds may invest in high quality money market instruments. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits, and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).
Commercial Paper and Short-Term Corporate Debt Instruments.   The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.
Letters of Credit.   Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.
Commodities
A Fund may invest directly or indirectly in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, changes in the costs of discovering, developing, refining, transporting, and storing commodities, the success of commodity exploration projects, temporary or long-term price dislocations and inefficiencies in commodity markets generally or in the market for a particular commodity, international or local regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), and developments affecting a particular region, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, epidemics, trade embargoes, energy conservation, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. Exposure to commodities can cause the NAV of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. Commodity prices may be more or less volatile than securities of companies engaged in commodity-related businesses. Investments in commodity-related companies are subject to the risk that the performance of such companies may not correlate with the broader equity market or with returns on commodity investments to the extent expected by the investment adviser or subadviser. Such companies may be significantly affected by import controls, worldwide competition, changes in consumer sentiment, and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
A Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. A Fund’s investments in commodities or commodity-related derivatives can be limited by the Fund’s intention to qualify as a regulated investment company for federal income tax purposes, and can bear on the Fund’s ability to qualify as such.

Common and Preferred Stocks
Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Concentration Policy
For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.
Convertible Securities
The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.
Cyber Security and Technology
With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (such as the Funds’ investment adviser, subadvisers, custodian, and transfer agent) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the investment adviser, subadviser, custodian, transfer agent, or service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. There are inherent limitations in business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes, and controls, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Funds rely on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. The Funds’ investment adviser does not control the cyber security plans and technology systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Debtor-in-Possession Financings
The Funds may invest in debtor-in-possession financings (commonly known as “DIP financings”) through participation interests in direct loans, purchase of assignments, and other means. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”). These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on an unencumbered security (i.e., a security not subject to other creditors’ claims). DIP financings are generally subject to the same risks as investments in senior bank loans and similar debt instruments, but involve a greater risk of loss of principal and interest. For example, there is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code, as well as a risk that the bankruptcy court will not approve a proposed reorganization plan or will require substantial and unfavorable changes to an initial plan. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing. Companies in bankruptcy may also be undergoing significant financial and operational changes that may cause their financial performance to have elevated levels of volatility. DIP financings may involve payment-in-kind interest or principal interest payments, and a Fund may receive securities of a reorganized issuer (e.g., common stock, preferred stock, warrants) in return for its investment, which may include illiquid investments and investments that are difficult to value.
Derivatives
General.   Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.
A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect or benefit a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may affect the amount, timing, and character of distributions to shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.
A Fund may be subject to the credit risk of its counterparty to derivative transactions (including repurchase and reverse repurchase agreements) and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a transaction. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).
A Fund may enter into cleared derivatives transactions and/or exchange-traded futures contracts. When a Fund enters into a cleared derivative transaction and/or an exchange-traded futures contract, it is subject to the credit risk of the clearinghouse and the clearing member through which it holds its position. The clearing member or the clearinghouse could also fail to perform its obligations, causing losses to the Fund. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses and clearing members. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a clearing member is required to maintain customers’ assets in omnibus accounts for all of its customers segregated from the clearing member’s proprietary assets. If, for example, a clearing member fails to segregate customer assets, is unable to satisfy a substantial deficit in a customer account, or in the event of fraud or misappropriation of customer assets by a clearing member, clearing member customers may be subject to risk of loss of their funds in the event of that clearing member’s bankruptcy. A Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers. It is not entirely clear how an insolvency proceeding of a clearinghouse, or the clearing member through which the Fund holds its positions at a clearinghouse, would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearinghouse or clearing member would have on the financial system more generally.
U.S. and non-U.S. legislative and governmental authorities, various exchanges, and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are new position limits and reporting requirements, new or more stringent daily price fluctuation limits for futures and options transactions, new or increased margin and reserve requirements for various types of derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. Such legislative and regulatory measures may reduce the availability of some types of derivative instruments, may increase the cost of trading in or maintaining other instruments or positions, and may cause uncertainty in the markets for a variety of derivative instruments. It is also possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. For example, the SEC recently finalized new Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. Compliance with Rule 18f-4 will not be required until approximately August 2022. The ultimate impact, if any, of the regulation remains unclear, but the new rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. Limited derivatives users (as determined by Rule 18f-4), however, are not subject to the full requirements under the rule. As the Funds come into compliance, the approach to asset segregation and coverage requirements described in this SAI will be impacted. Legislative and regulatory measures like this and others are evolving and still being implemented and their effects on derivatives market activities cannot be reliably predicted.
The CFTC and domestic exchanges have established speculative position limits, referred to as “position limits,” on the maximum speculative positions which any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment adviser or subadviser may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the performance of a Fund. In addition, the CFTC recently adopted rules that, once effective, will materially expand the scope of contracts subject to federal limits to include additional futures and options on futures and certain swaps. Such regulations may adversely affect a Fund’s ability to hold positions in certain futures contracts and related options and swaps.
No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.
Foreign Currency Exchange Transactions
A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or where the position is in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency (“forward contracts”) and may purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.
A Fund may enter into foreign currency exchange transactions in order to hedge against a change in the values of assets or liabilities denominated in one or more foreign currencies due to changes in currency exchange rates.
A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.
The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.
Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.
Currency Forward and Futures Contracts.   A foreign currency forward contract involves an obligation to deliver in the future, which may be any fixed number of days from the date of the contract as agreed by the parties, an amount of one currency in return for an amount of another currency, at an exchange rate set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at an exchange rate set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the Chicago Mercantile Exchange. Foreign currency futures contracts will typically require a Fund to post both initial margin and variation margin.
Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between counterparties, exposing a Fund to credit risk with respect to its counterparty, whereas foreign currency futures contracts are traded on regulated exchanges. Because foreign currency forward contracts are private transactions between a Fund and its counterparty, any benefit of such contracts to the Fund will depend upon the willingness and ability of the counterparty to perform its obligations. In the case of a futures contract, a Fund is subject to the credit risk of the clearinghouse and the clearing member through which it holds its position as well as the risk that the clearing member or the clearinghouse could also fail to perform its obligations.
At the maturity of a forward or futures contract, a Fund will make delivery of the currency or currencies specified in the contract in return for the other currency or currencies specified in the contract (or, if the contract is a non-deliverable or cash-settled contract, settle the contract on a net basis) or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearinghouse associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that an active market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions. A Fund’s ability to close out a foreign currency forward contract will depend on the willingness of its counterparty to engage in an offsetting transaction.
Foreign Currency Options.   Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter (“OTC”) market, although certain options on foreign currencies may be listed on several exchanges. Although such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.
The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.
Foreign Currency Conversion.   Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Foreign Currency Swap Agreements.   A Fund may enter into currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)
Foreign currency derivatives transactions may be highly volatile and may give rise to investment leverage.
Financial Futures Contracts
A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).
A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price.
A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.
Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures.
There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid market for it.
The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid market. Futures are subject to the creditworthiness of the clearing members (i.e., futures commission merchants) and clearing organizations involved in the transactions.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction offsets the obligation to make or take delivery. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.
The investment adviser has claimed with respect to each Fund an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. For the investment adviser to be eligible to claim such an exclusion, a Fund may only use futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes” (as defined by the CFTC), or must limit its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts, as provided by CFTC Rule 4.5. It is possible that that exclusion may in the future cease to be available with respect to one or more Funds. In any case where the exclusion is unavailable with respect to a Fund, additional requirements, including CFTC and National Futures Association (“NFA”)-mandated disclosure, reporting, and recordkeeping obligations, would apply with respect to that Fund. Compliance with the CFTC’s regulatory requirements and NFA rules could increase Fund expenses and potentially adversely affect a Fund’s total return.
Margin Payments.   When a Fund purchases or sells a financial futures contract, it is required to deposit with the clearing member an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.
Subsequent payments to and from the clearing member occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the clearing member a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The clearing member then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.
When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.
Options on Financial Futures Contracts.   A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option or only at expiration of the option, depending on the option’s terms. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to or on the exercise date suffer a loss of the premium paid.
Options on Swaps.   Options on swaps (“swaptions”) are similar to options on securities except that they are traded over-the-counter (i.e., not on an exchange) and the premium paid or received is to buy or grant the right to enter into a previously agreed upon swap transaction, such as an interest rate or credit default contract. Forward premium swaption contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the swaption contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate, in the case of a floor contract.

Special Risks of Transactions in Financial Futures Contracts and Related Options.   Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and the Fund may realize a loss on the option greater than the premium the Fund initially received for writing the option. In addition, a Fund’s ability to close out an option it has written by entering into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.
If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.
Liquidity Risks.   Positions in financial futures contracts may be closed out only on the exchange on which such contract is listed. Although the Funds intend to purchase or sell financial futures contracts for which there appears to be an active market, there is no assurance that a liquid market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.
The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.
Hedging Risks.   There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.
Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.
Other Risks.   A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Swap Agreements and Options on Swap Agreements
A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and curve cap swaps, under which a party might buy or sell protection against an increase in long-term interest rates relative to shorter-term rates. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.
A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). A Fund may also enter into contracts for difference, which are similar to total return swaps.
A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.
A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.
Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
When a Fund enters into swap agreements, it is subject to the credit risk of its counterparty and to the counterparty’s ability or willingness to perform in accordance with the terms of the agreement. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under a swap agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Options, Rights, and Warrants
A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.
Call Options.   A Fund may write call options on portfolio securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.
A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.
In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.
A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.
Put Options.   A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.
By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.
Purchasing Put and Call Options.   A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.
A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.
A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.

Options on Foreign Securities.   A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.
Options on Securities Indexes.   A Fund may write or purchase options on securities indexes, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” If the Fund has written an index call option, it will lose money if the index level rises above the option exercise price (plus the amount of the premium received by the Fund on the option). If the Fund has written an index put option, it will lose money if the index level falls below the option exercise price (less the amount of the premium received by the Fund).
In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.
A Fund may purchase or sell options on stock indexes in order to close out its outstanding positions in options on stock indexes which it has purchased. A Fund may also allow such options to expire unexercised.
Risks Involved in the Sale of Options.   The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.
Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.
Over-the-Counter Options.   A Fund may purchase or sell OTC options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.
Rights and Warrants to Purchase Securities; Index Warrants; International.   A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights and warrants typically do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant will likely, but will not necessarily, change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities.
A Fund may also invest in equity-linked warrants. A Fund purchases equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market. If the Fund exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Fund bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.
In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indexes (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.
A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indexes. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.
A Fund may make indirect investments in foreign equity securities, through international warrants, participation notes, low exercise price warrants, or other products that allow the Fund to access investments in foreign markets that would otherwise be unavailable to them. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or securities or the value of the security or securities, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.
A Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.
The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
A participation note or “P-note” is typically a debt instrument issued by a bank or broker-dealer, where the amount of the bank’s or broker-dealer’s repayment obligation is tied to changes in the value of an underlying security or index of securities. A P-note is a general unsecured contractual obligation of the bank or broker-dealer that issues it. A Fund must rely on the creditworthiness of the issuer for repayment of the P-note and for any return on the Fund’s investment in the P-note and would have no rights against the issuer of the underlying security.
There is no assurance that there will be a secondary trading market for any of the instruments described above. They may by their terms be non-transferable or otherwise be highly illiquid and difficult to price. Issuers of such instruments or the calculation agent named in respect of such an instrument may have broad authority and discretion to adjust the instrument’s terms in response to certain events or to interpret an instrument’s terms or to make certain determinations relating to the instrument, which could have a significant adverse effect on the value of the instrument to a Fund. If the issuer or other obligor on an instrument is unable or unwilling to perform its obligations under such an instrument, a Fund may lose some or all of its investment in the instrument and any unrealized return on that investment. Certain of these instruments may be subject to foreign investment risk and currency risk.

Equity-Linked Notes
An equity-linked note (ELN) is a debt instrument whose value changes based on changes in the value of a single equity security, basket of equity securities, or an index of equity securities. An equity-linked note may or may not pay interest. See “Hybrid Instruments,” below.
Hybrid Instruments
Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine elements of many derivatives transactions with those of debt, preferred equity, or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of cash or derivative investment which it might make for any purpose.
A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively, “underlying assets”), or by another index, economic factor, or other measure, including interest rates, currency exchange rates, or commodities or securities indexes (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.
The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies, or other types of investments. An investment in a hybrid instrument as a debt instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the level of the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.
Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may be highly leveraged. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.
Hybrid instruments may also carry liquidity risk since they typically trade OTC, and are not backed by a central clearing organization. The instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an OTC market without the backing of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the instruments will not likely be actively traded. Hybrid instruments also may not be subject to regulation by the CFTC, the SEC, or any other governmental regulatory authority.
When a Fund invests in a hybrid instrument, it also takes on the credit risk of the issuer of the hybrid instrument. In that respect, a hybrid instrument may create greater risks than investments directly in the securities or other assets underlying the hybrid instrument because the Fund is exposed both to losses on those securities or other assets and to the credit risk of the issuer of the hybrid instrument. A hybrid instrument may also pose greater risks than other derivatives based on the same securities or assets because, when it purchases the instrument, a Fund may be required to pay all, or most, of the notional amount of the investment by way of purchase price, whereas many other derivatives require a Fund to post only a relatively small portion of the notional amount by way of margin or similar arrangements.

Structured Investments
A structured investment is typically issued by a specially created corporation or trust that purchases one or more securities or other assets (“underlying instruments”), and that in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an OTC market without the backing of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.
Commodity-Linked “Structured” Securities.   Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to invest in certain commodity-linked structured securities.
Credit-Linked Securities.   Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.
Event-Linked Securities.   Event-linked securities are typically fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other event that leads to physical or economic loss. If the trigger event occurs prior to maturity, a Fund may lose all or a portion of its principal and unpaid interest. Event-linked securities may expose a Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Structured Hybrid Instruments.   Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index, or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.
The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.
A Fund’s investment in structured products may be subject to limits under applicable law.

When-Issued, Delayed-Delivery, To-Be-Announced, Forward Commitment, and Standby Commitment Transactions
A Fund may enter into when-issued, delayed-delivery, to-be-announced (“TBA”), or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.
Recently finalized Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. As of the date of this SAI, it is expected these FINRA rules will be implemented in the near future but it is not clear the full impact the rules will have on the Funds.
Derivatives Limitations—The policies limiting the use of Derivatives are non-fundamental policies established by the Funds’ Board. The policies may be changed by the Board without obtaining shareholder approval. The Trust’s current non-fundamental policies are the following (but do not apply to MML Dynamic Bond, MML Equity Momentum, MML Equity Rotation, and MML Special Situations):
1. a Fund would not enter into a futures contract if, immediately after entering into the futures contract, more than 5% of the Fund’s total assets would be committed to initial margin deposits on such contracts; and
2. a Fund will not purchase a put or call option on securities or investment related instruments if, as a result, more than 5% of its total assets would be attributable to premiums paid for such options.
Distressed Securities
A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch Ratings, Inc. (“Fitch”)) or, if unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks and a Fund could lose all of its investment in any Distressed Security.
Distressed Securities are subject to greater credit and liquidity risks than other types of loans. Reduced liquidity can affect the values of Distressed Securities, make their valuation and sale more difficult, and result in greater volatility. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on Distressed Securities or adversely affect the Fund’s rights in collateral relating to a Distressed Security. If a lawsuit is brought by creditors of a borrower under a Distressed Security, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:
•
Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•
A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•
The court might discharge the amount of the loan that exceeds the value of the collateral.

•
The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

A Fund may, but will not necessarily, invest in a Distressed Security when the investment adviser or subadviser believes it is likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. There can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. If a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.
Dollar Roll Transactions
A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.
In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.
Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.
Exchange Traded Notes (ETNs)
ETNs are senior, unsecured, debt securities typically issued by financial institutions. An ETN’s return is typically based on the performance of a particular market index, and the value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. ETNs are similar to Structured Investments, except that they are typically listed on an exchange and traded in the secondary market. See “Structured Investments” in this SAI. The return on an ETN is based on the performance of the specified market index, and an investor may, at maturity, realize a negative return on the investment. ETNs typically do not make periodic interest payments and principal is not protected. The repayment of principal and any additional return due either at maturity or upon repurchase by the issuer depends on the issuer’s ability to pay, regardless of the performance of the underlying index. Accordingly, ETNs are subject to credit risk that the issuer will default or will be unable to make timely payments of principal. Certain events can impact an ETN issuer’s financial situation and ability to make timely payments to ETN holders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact ETN holders.
The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN without regard to the level of the underlying market index. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes.

A Fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs may be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but their values may be highly volatile.
Financial Services Companies
A Fund may invest in financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
Fixed Income Securities
Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of debt securities, and a decline in interest rates will generally increase the value of debt securities. In addition, debt securities are subject to the ability of the issuer to make payment at maturity.
To the extent that a Fund invests in debt securities, interest rate fluctuations will affect its NAV, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.
Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.
Foreign Securities
Each Fund may invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.
The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i)
the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)
the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)
the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).
Foreign securities also include a Fund’s investment in foreign securities through depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.
Investments in foreign securities involve special risks and considerations. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic companies, and such practices and standards may vary significantly from country to country. There may be less publicly available information about a foreign company than about a domestic company. The U.S. Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice, and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups, economic sanctions, or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries, and are more susceptible to environmental problems. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries, and quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries.
A number of current significant political, demographic, and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.
In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may have less stringent investor protection and disclosure standards, and may be less liquid and more volatile than securities of comparable domestic issuers. Shares of companies that only trade on an emerging market securities exchange are not likely to file reports with the SEC. The availability of material financial information about such companies and its reliability may be limited since such companies are generally not subject to the same regulatory, accounting, auditing, or auditor oversight requirements applicable to companies that file reports with the SEC. In addition, the PCAOB, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. In addition, securities markets of emerging market countries are subject to the risk that such markets may close, sometimes for extended periods of time, due to market, economic, political, regulatory, geopolitical, environmental, public health, or other conditions. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. Investors in emerging markets may not have the ability to seek certain legal remedies in U.S. courts as private plaintiffs. As a practical matter, investors may have to rely on domestic legal remedies that are available in the emerging market and such remedies are often limited and difficult for international investors to pursue. Shareholder claims, including class action and securities law and fraud claims, generally are difficult or unavailable to pursue as a matter of law or practicality in many emerging market countries. In addition, the SEC, U.S. Department of Justice, and other U.S. authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company officers and directors, in certain emerging markets due to jurisdictional limitations and various other factors. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time.
Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.
Russia, the Middle East, and many other emerging market countries are highly reliant on income from oil sales. Oil prices can have a major impact on these economies. Other commodities such as base and precious metals are also important to these economies. As global supply and demand for commodities fluctuates, these economies can be significantly impacted by the prices of such commodities.
Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.
China Investment Risk.   Investments in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic, and social conditions, the impact of regional conflict on the economy, and hostile relations with neighboring countries.
Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements and religious and nationalist disputes with Tibet and the Xinjiang region. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia, and other neighbors due to territorial disputes, historical animosities, and other defense concerns. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs, or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which a Fund invests. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect the performance of the Chinese economy.
The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy, and develop market mechanisms. However, there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. Chinese companies, such as those in the financial services or technology sectors, and potentially other sectors in the future, are subject to the risk that Chinese authorities can intervene in their operations and structure. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.
The Chinese government may intervene in the Chinese financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling, or the suspension of short selling for certain stocks. This may affect market price and liquidity of these stocks, and may have an unpredictable impact on the investment activities of the Funds. Furthermore, such market interventions may have a negative impact on market sentiment which may in turn affect the performance of the securities markets and as a result the performance of the Funds.
In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers, and other participants in China than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the United States with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements, and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a Fund may not be recognized as the owner of securities that are held on behalf of the Fund by a sub-custodian.
The Chinese government has taken positions that prevent the PCAOB from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. Audits performed by PCAOB-registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Accordingly, information about the Chinese securities in which the Funds invest may be less reliable or complete. Under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm.
The Renminbi (“RMB”) is currently not a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. The imposition of currency controls may negatively impact performance and liquidity of the Funds as capital may become trapped in the PRC. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments. Investing in entities either in, or which have a substantial portion of their operations in, the PRC may require the Funds to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs and delays to the Funds.
While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on its economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers. The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability, and enforcement of such laws by the PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of the PRC tax rules could have a significant adverse effect on a Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing, and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practices and those prepared in accordance with international accounting standards.
From time to time, China has experienced outbreaks of infectious illnesses and the country may be subject to other public health threats, infectious illnesses, diseases, or similar issues in the future. Any spread of an infectious illness, public health threat, or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect a Fund’s investments.
Risk of Investing in China through Stock Connect.   China A-shares are equity securities of companies domiciled in China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”) and are denominated and traded in RMB whereas China B-shares are traded on Chinese stock exchanges and are denominated in RMB but traded in either U.S. dollars or Hong Kong dollars (“B-shares”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the PRC known as the Qualified Foreign Institutional Investor and Renminbi Qualified Foreign Institutional Investor systems. Foreign investors may invest in B-shares directly. A Fund’s exposure to B-shares may be obtained through indirect exposure through investment in participation notes.
Investment in eligible A-shares listed and traded on the SSE or SZSE is also permitted through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program, as applicable (each, a “Stock Connect” and collectively, “Stock Connects”). Each Stock Connect is a securities trading and clearing links program established by The Stock Exchange of Hong Kong Limited (“SEHK”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE or SZSE, as applicable, and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local securities brokers. Under Stock Connects, a Fund’s trading of eligible A-shares listed on the SSE or SZSE, as applicable, would be effectuated through its Hong Kong broker and a securities trading service company established by SEHK.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through a Stock Connect’s Northbound Trading Link is subject to daily investment quota limitations which require that buy orders for A-shares be rejected once the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through a Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connects generally may not be sold or otherwise transferred other than through Stock Connects in accordance with applicable rules. For example, the PRC regulations require that in order for an investor to sell any A-share on a certain trading day, there must be sufficient A-shares in the investor’s account before the market opens on that day. If there are insufficient A-shares in the investor’s account, the sell order will be rejected by the SSE or SZSE, as applicable. SEHK carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) or SZSE market (“SZSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under a Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through a Stock Connect. In addition, Stock Connects will only operate on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-shares through a Stock Connect may subject a Fund to a risk of price fluctuations on days when the Chinese market is open, but a Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, since all trades of eligible A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect a Fund’s investments. If a Fund holds a class of shares denominated in a local currency other than RMB, the Fund will be exposed to currency exchange risk if the Fund converts the local currency into RMB for investments in A-shares. A Fund may also incur conversion costs.
A-shares held through the nominee structure under a Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of a Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under the PRC laws. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under the PRC laws and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under the PRC laws is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to HKSCC through participants of CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE- or SZSE-listed company.
A Fund’s investments through a Stock Connect’s Northbound Trading Link are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since a Fund carries out Northbound Trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.
Market participants are able to participate in Stock Connects subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearinghouse. Further, the “connectivity” in Stock Connects requires routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of SEHK and exchange participants. There is no assurance that the systems of SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connects could be disrupted.
The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016 and are both in their initial stages. The current regulations are relatively untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurance that a Stock Connect will not be discontinued. New regulations may be issued from time to time by the regulators and stock exchanges in China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connects. A Fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly and issues may arise from the differences on an ongoing basis. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connects could be disrupted and a Fund’s ability to achieve its investment objective may be adversely affected. In addition, a Fund’s investments in A-shares through Stock Connects are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares through Stock Connects, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
A-Share Market Suspension Risk.   A-shares may only be bought from, or sold to, a Fund at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for a Fund. The SSE and SZSE currently apply a daily price limit, generally set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time.
Risks of Investing in China through Variable Interest Entities.    Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”) that is designed to provide foreign investors, such as a Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company, and therefore does not represent equity ownership in the operating company. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and the rights of a foreign investor (such as a Fund) may be limited, including by actions of the Chinese government that could determine that the underlying contractual arrangements are invalid. While VIEs are a longstanding industry practice and Chinese regulators have permitted such arrangements to proliferate, the structure has not been formally recognized under Chinese law and it is uncertain whether Chinese regulators will withdraw their implicit acceptance of the structure. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect a Fund’s returns and net asset value.
Health Care Companies
A Fund may invest in health care companies. The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.
Illiquid Securities
Each Fund may invest not more than 15% of its net assets (5% of its total assets in the case of MML U.S. Government Money Market) in “illiquid securities,” which are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days, and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Such securities may be determined to be liquid based on an analysis taking into account, among other things, trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.
Index-Related Securities (Equity Equivalents)
The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indexes they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.
The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indexes and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.
Inflation-Linked Securities
Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.
Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.
The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.
While the values of inflation-linked securities are expected to be largely protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. In addition, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measure.
The periodic adjustment of U.S. Treasury inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-linked securities issued by a foreign government or a private issuer are generally adjusted to reflect an inflation measure specified by the issuer. There can be no assurance that the CPI-U or any other inflation measure will accurately measure the real rate of inflation in the prices of goods and services.
IPOs and Other Limited Opportunities
A Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.
Master Limited Partnerships
A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as MLP general partners.
Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.
The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to qualify as such.
Mortgage- and Asset-Backed Securities
Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, home equity loans, and student loans. Asset-backed securities may also include collateralized debt obligations as described below.
A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae), and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Under the Federal Housing Finance Agency’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac mortgage-backed securities. In June 2019 Fannie Mae and Freddie Mac started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities.
Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.
Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar or greater risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds. The terms of certain asset-backed securities may require early prepayment in response to certain credit events potentially affecting the values of the asset-backed securities.
At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes drastically, with respect to securitizations involving mortgage loans. The effects of the COVID-19 virus and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments. There are fewer investors in mortgage- and asset-backed securities markets and those investors are more homogenous than in markets for other kinds of securities. If a number of market participants are impacted by negative economic conditions, forced selling of mortgage- or asset-backed securities unrelated to fundamental analysis could depress market prices and liquidity significantly and for a longer period of time than in markets with greater liquidity.
CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities, or any other person or entity.
CMOs typically issue multiple classes of securities, having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subordinated to payments on other classes or series and may be subject to contingencies; or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility. Certain classes or series of CMOs may experience high levels of volatility in response to changes in interest rates and other factors.
Stripped mortgage-backed securities are usually structured with two classes that receive payments of interest or principal on a pool of mortgage loans. Stripped mortgage-backed securities may experience very high levels of volatility in response to changes in interest rates. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments will typically result in a substantial decline in the value of IOs and may have a significant adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.
The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.
Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults, and may experience high levels of volatility.
A Fund may invest in collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is typically an obligation of a trust backed (or collateralized) by a pool of securities, often including high risk, below investment grade debt securities. The collateral may include many different types of debt securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. A CLO is typically an obligation of a trust backed (or collateralized) by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other types of CDOs may include, by way of example, obligations of trusts backed by other types of assets representing obligations of various types, and may include high risk, below investment grade debt obligations. CBOs, CLOs, and other CDOs may pay management fees and administrative expenses. The risk profile of an investment in a CBO, CLO, or other CDO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests.
For CBOs, CLOs, and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which typically bears the effects of defaults from the bonds or loans in the trust in the first instance and may serve to protect other, senior tranches from defaults. Typically, the more senior the tranche in a CBO, CLO, or other CDO, the higher its rating, although senior tranches can experience substantial losses due to actual defaults. The market values of CBO, CLO, and CDO obligations may be affected by a number of factors, including, among others, changes in interest rates, defaults affecting junior tranches, market anticipation of defaults, and general market aversion to CBO, CLO, or other CDO securities as a class, or to the collateral backing them.
CBOs, CLOs, and other CDOs may be illiquid. In addition to the risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and the risk of default), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on a CBO’s, CLO’s, or other CDO’s obligations; (ii) the collateral may decline in value or be in default; (iii) the risk that Funds may invest in tranches of CBOs, CLOs, or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Some of the loans in which a Fund may invest or to which a Fund may gain exposure through its investments in CDOs, CLOs, or other types of structured securities may be covenant-lite loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. Covenant-lite loans generally do not include terms that allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders typically must rely on covenants that restrict a company from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, a Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Other Income-Producing Securities
Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:
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Variable and floating rate obligations. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security and, under certain limited circumstances, may have varying principal amounts. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with change to the level of prevailing interest rates or the issuer’s credit quality. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. There is a risk that the current interest rate on variable and floating securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.
In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority (the “FCA”) announced a desire to phase out the use of LIBOR by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have also announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. A Fund may have investments linked to other interbank offered rates which may also cease to be published, such as the Euro Overnight Index Average which will cease to be published at the end of 2021. Various financial industry groups have been planning for transition away from LIBOR, but there are obstacles to converting certain securities and transactions to new reference rates. Markets are developing but questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. It is difficult to predict the full impact of the transition away from LIBOR on a Fund. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR.
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Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer, or bank to repurchase a security held by the Fund at a specified price.

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Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer, or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

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Inverse floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and credit quality. Inverse floaters incorporate varying degrees of leverage.

Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.
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Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds, and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.
Other Investment Companies
A Fund may invest in securities of other open- or closed-end investment companies, including ETFs, traded on one or more national securities exchanges, as well as private investment vehicles. MML Blend, MML iShares 60/40 Allocation, and MML iShares 80/20 Allocation are “funds-of-funds,” which may invest within allowable regulatory limits in ETFs sponsored by BlackRock.
As a shareholder in an investment vehicle, a Fund bears its ratable share of that investment vehicle’s expenses, including its investment advisory, administration, brokerage, shareholder servicing, and other expenses, and continues to incur its own investment advisory and other expenses. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment vehicles. Shares of registered open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases. Private investment vehicles in which a Fund may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks).
A Fund is exposed indirectly to all of the risks applicable to any other investment vehicle in which it invests, including that the investment vehicle will not perform as expected. If the other investment company is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. In addition, lack of liquidity in securities of investment company traded on an exchange or otherwise actively traded could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the investment company at a time or at a price it might consider desirable. A Fund may not be able to redeem its interest in private investment vehicles except at certain designated times. ETFs are also subject to additional risks, including, among others, the risk that the market price of an ETF’s shares may trade above or below its NAV, the risk that an active trading market for an ETF’s shares may not develop or be maintained, the risk that trading of an ETF’s shares may be halted, and the risk that the ETF’s shares may be delisted from the listing exchange. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of an ETF may be purchased or redeemed directly from the ETF solely by Authorized Participants (“APs”) and only in aggregations of a specified number of shares (“Creation Units”). ETFs may have a limited number of financial institutions that act as APs. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders for Creation Units, and no other AP steps forward to create and redeem ETF shares, the ETF’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
A Fund’s investment adviser or subadviser, as applicable, or their affiliates may serve as investment adviser to a registered investment company or private investment vehicle in which the Fund may invest, leading to conflicts of interest. For example, a Fund’s investment adviser or subadviser, as applicable, may receive fees based on the amount of assets invested in the other investment vehicle. Investment by a Fund in another registered investment company or private investment vehicle will typically be beneficial to its investment adviser or subadviser, as applicable, in the management of the other investment vehicle, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, a Fund’s investment adviser or subadviser, as applicable, will have an incentive to invest the Fund’s assets in an investment vehicle sponsored or managed by it or its affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such an investment vehicle over a non-affiliated investment vehicle to ensure an appropriate level of revenue to such investment adviser or subadviser, as applicable, or their affiliates. The investment adviser or subadviser, as applicable, will have no obligation to select the least expensive or best performing investment companies available to serve as an underlying investment vehicle. Similarly, a Fund’s investment adviser or subadviser, as applicable, will have an incentive to delay or decide against the sale of interests held by the Fund in an investment company sponsored or managed by it or its affiliates. It is possible that other clients of a Fund’s investment adviser or subadviser, as applicable, or its affiliates will purchase or sell interests in an investment company sponsored or managed by it at prices and at times more favorable than those at which the Fund does so.
A Fund that is not a fund-of-funds may invest in other investment vehicles whenever its investment adviser or subadviser, as applicable, believes that investment may help to achieve the Fund’s investment objective. For example, a Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, when its investment adviser or subadviser, as applicable, believes share prices of other investment companies offer attractive values, or to gain or maintain exposure to various asset classes and markets or types of strategies and investments. A Fund may invest in shares of another registered investment company or private investment vehicle in order to gain indirect exposure to markets in a country where the Fund is not able to invest freely, or to gain indirect exposure to one or more issuers whose securities it may not buy directly.
In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which became effective on January 19, 2021, will permit the Funds to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters became effective on January 19, 2022. The impact of these regulatory changes on the Funds is still uncertain.
T. Rowe Price may invest the assets of MML Equity into money market funds. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation—T. Rowe Price Government Reserve Fund (“GRF”) and T. Rowe Price Treasury Reserve Fund (“TRF”), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future.
GRF and TRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. Each fund invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized by U.S. Government securities or cash. The funds do not pay an advisory fee to the investment manager at T. Rowe Price, but will incur other expenses. GRF and TRF are expected by T. Rowe Price to operate at a very low expense ratio. A Fund will only invest in GRF or TRF to the extent it is consistent with its investment objective and program. GRF and TRF are neither insured nor guaranteed by the U.S. Government, and there is no assurance they will maintain a stable NAV of $1.00 per share.
Partly Paid Securities
These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.
Portfolio Management
A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund.
The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment adviser or subadvisers.
Portfolio Turnover
Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly. Portfolio turnover rates are shown in the “Fees and Expenses of the Fund” and “Financial Highlights” sections of the Prospectus. See the “Portfolio Transactions and Brokerage” section in this SAI for additional information.

Real Estate-Related Investments; Real Estate Investment Trusts
Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, completion of construction, changes in real estate value and property taxes, losses from casualty, condemnation, or natural disaster, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks, and social and economic trends.
Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit. REITs are dependent upon the skill of each REIT’s management.
A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for favorable tax treatment under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.
Repurchase Agreements
A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.
Restricted Securities
Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements and Treasury Rolls
A Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction. Reverse repurchase agreements and Treasury rolls are similar to a secured borrowing of a Fund and generally create investment leverage. A Fund might lose money both on the security subject to the reverse repurchase agreement and on the investments it makes with the proceeds of the reverse repurchase agreement. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund. A Fund may enter into reverse repurchase agreements or Treasury rolls without limit up to the amount permitted under applicable law. A Fund’s ability to enter into reverse repurchase agreements may be impacted as the Fund comes into compliance with Rule 18f-4 under the 1940 Act.
Securities Lending
A Fund, with the exception of MML U.S. Government Money Market, may lend its portfolio securities. The Fund expects that, in connection with any securities loan: (1) the loan will be secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund will have the right at any time on reasonable notice to call the loan and regain the securities loaned; (3) the Fund will receive an amount equal to any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities the Fund has loaned will not at any time exceed one-third (or such other lower limit as the Board may establish) of the total assets of the Fund. The risks in lending portfolio securities, as with other extensions of credit, include a possible delay in recovering the loaned securities or a possible loss of rights in the collateral should the borrower fail financially. Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Funds, to terminate such agreements, foreclose upon collateral, exercise other default rights, or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements. Voting rights or rights to consent with respect to the loaned securities pass to the borrower, although a Fund would retain the right to call the loans at any time on reasonable notice, and may do so in order that the securities may be voted in an appropriate case.
A Fund’s securities loans will be made by a third-party agent appointed by the Fund, although the agent is only permitted to make loans to borrowers previously approved by the Fund’s Board. Any cash collateral securing a loan of securities by a Fund will typically be invested by the agent. The investment of the collateral will be at the risk and for the account of the Fund. The earnings on the investment of collateral will be split between the Fund and the agent; as a result, the agent may have an incentive to invest the collateral in riskier investments than if it were not to share in the earnings. It is possible that any loss on the investment of collateral for a securities loan will exceed (potentially by a substantial amount) the Fund’s earnings on the loan.
Short Sales
A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.

Terrorism, War, Natural Disasters, and Epidemics
Terrorism, war, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis, and weather-related phenomena generally, as well as widespread epidemics, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. For example, the continuing spread of an infectious respiratory illness caused by the novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, and may adversely affect the Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, and disruptions to business operations (including staff reductions), supply chains, and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment.
The COVID-19 virus has negatively affected, and will likely continue to affect negatively, the global economy, the economies of many countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. In addition, actions taken by governmental and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 outbreak, including significant fiscal and monetary policy changes, have affected, and likely will continue to affect, the values, volatility, and liquidity of securities or other assets. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems, financial systems and institutions, and government institutions. The COVID-19 pandemic and its effects, as well as efforts to contain its spread, have lasted, and will likely continue for an extended period of time, and in each case have resulted in, and could continue to result in, among other things, significant market volatility, exchange trading suspensions and closures, and higher default rates, and they may result in future significant adverse effects, such as declines in global financial markets and a substantial economic downturn or recession. The foregoing could have a significant adverse effect on a Fund’s performance and have the potential to impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Fund’s service providers, adversely affect the values and liquidity of a Fund’s investments, and negatively impact a Fund’s performance and a shareholder’s investment in a Fund. Other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors, and the health of the markets generally in potentially significant and unforeseen ways.
Trade Claims
A Fund may purchase trade claims and other obligations of, or claims against, companies in bankruptcy proceedings. Trade claims are claims for payment by vendors and suppliers for products and services previously furnished to the companies in question. Other claims may include, for example, claims for payment under financial or derivatives obligations. Trade claims may be purchased directly from the creditor or through brokers or from dealers, and are typically purchased at a significant discount from their face amounts. There is no guarantee that a debtor will ever be able to satisfy its obligations on such claims. Trade claims are subject to the risks associated with low-quality and distressed obligations.
Trust Preferred Securities
Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Trust preferred securities may pay interest at either fixed or adjustable rates. Trust preferred securities may be issued with a final maturity date, or may be perpetual.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.
Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities). The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes, and the holders of the trust preferred securities are treated for tax purposes as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would typically be subordinated to other classes of the operating company’s debt.
U.S. Government Securities
The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Utility Industries
Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment, or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation, and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations, or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.
Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.
The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.
Zero-Coupon, Step Coupon and Pay-In-Kind Securities
Other debt securities in which the Funds may invest include zero coupon, step coupon, and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issue. Pay-in-kind securities are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, and may not receive cash payments on payment-in-kind securities until maturity or redemption, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

DISCLOSURE OF PORTFOLIO HOLDINGS
The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, subadviser(s), as applicable, or any of their affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MML Advisers or any affiliated person of the Fund or MML Advisers on the other.
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser and subadviser(s), as applicable, are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadviser(’s/s’), as applicable, policies, procedures, and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.
Public Disclosures
The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC as of the end of the second and fourth quarters of the Funds’ fiscal year on Form N-CSR (with respect to each semiannual period and annual period) no later than 70 days after the end of the applicable quarter. In addition, monthly reports of all of the Funds’ portfolio holdings (with the exception of MML U.S. Government Money Market) are filed quarterly with the SEC on Form N-PORT no later than 60 days after the end of each quarter of the Funds’ fiscal year, and the monthly report for the third month of each quarter will be made publicly available by the SEC upon filing. Shareholders may obtain the Funds’ Form N-CSR and N-PORT filings on the SEC’s website at http://www.sec.gov. In addition, the Funds’ annual and semiannual reports and complete schedule of portfolio holdings from their filings on Form N-PORT for the first and third quarters of each fiscal year are made available to shareholders at https://www.massmutual.com/funds after the end of the applicable quarter. The Funds’ annual and semiannual reports are also mailed to shareholders after the end of the applicable quarter. In addition, MML U.S. Government Money Market files its portfolio holdings with the SEC for each month on Form N-MFP no later than the fifth business day after the end of the applicable month. The information in Form N-MFP is immediately made publicly available by the SEC after it has been filed.
The Funds’ (other than MML U.S. Government Money Market) most recent portfolio holdings as of the end of each quarter are available on https://www.massmutual.com/funds no earlier than 15 calendar days after the end of each quarter. Because such information is updated quarterly, it will generally be available for viewing for approximately three months after the posting. As required by Rule 2a-7 under the 1940 Act, MML U.S. Government Money Market’s monthly portfolio holdings and certain other information about the Fund, including its dollar-weighted average maturity and dollar-weighted average life, are available on https://www.massmutual.com/funds within five business days after the end of each month. Such information will generally be available for viewing for at least six months after the posting.
A Fund’s portfolio holdings may also be made available on https://www.massmutual.com/funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.

Other Disclosures
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds, the Funds’ investment adviser, and the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include, but are not limited to, the Funds’ custodian (State Street Bank and Trust Company (“State Street”)), the Funds’ sub-administrators (State Street and MassMutual), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), filing agents, legal counsel (Ropes & Gray LLP), financial printer (Toppan Merrill, LLC), any portfolio liquidity classification vendor, any proxy voting service employed by the Funds, MML Advisers or any of the Funds’ subadviser(s), as applicable, providers of portfolio analysis tools, any pricing services employed by the Funds, and any providers of transition management services. The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.
The Funds, the Funds’ investment adviser, or the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities, or operations of the Funds. Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds, MML Advisers, or the relevant subadviser(s), as applicable, believes is reasonably necessary in connection with the services provided by the recipient receiving the information.

INVESTMENT RESTRICTIONS OF THE FUNDS
FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. Each Fund may not:
(1)
with the exception of MML Equity Momentum and MML Special Situations, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2)
purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3)
purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(4)
participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(5)
make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(6)
borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(7)
concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a)
There is no limitation for securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b)
There is no limitation for securities issued by other investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.
In accordance with such policies, each Fund may not:
(1)
except with respect to MML Equity Momentum, to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.

(2)
sell securities short, but reserves the right to sell securities short against the box.

(3)
invest more than 15% of its net assets in illiquid securities (5% of its total assets in the case of MML U.S. Government Money Market). This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MML Advisers or the subadviser pursuant to Board approved guidelines.

(4)
with the exception of MML Blend, MML iShares 60/40 Allocation, and MML iShares 80/20 Allocation, to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust or other series of registered open-end investment companies in the Trust’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to limitation (3) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities (5% of its total assets in the case of MML U.S. Government Money Market), it would take appropriate orderly steps, as deemed necessary, to protect liquidity.
Notwithstanding the foregoing fundamental or non-fundamental investment restrictions, the underlying ETFs in which MML Blend, MML iShares 60/40 Allocation, or MML iShares 80/20 Allocation may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting each Fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above.
In accordance with each of MML Blend’s, MML iShares 60/40 Allocation’s, and MML iShares 80/20 Allocation’s investment program as set forth in the Prospectus, each Fund may invest 25% or more of its assets in any one underlying ETF. While each of MML Blend, MML iShares 60/40 Allocation, and MML iShares 80/20 Allocation does not intend to concentrate its investments in a particular industry, each Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying ETFs.
FINANCIAL SUPPORT PROVIDED TO MONEY MARKET FUND
On April 25, 2016, MML U.S. Government Money Market (formerly known as MML Money Market Fund) received a one-time capital contribution of $176,275.52 from the Fund’s sponsor, MassMutual. The Fund was required to disclose additional information about this event on Form N-CR and to file this form with the SEC. Any Form N-CR filing submitted by the Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.
MANAGEMENT OF THE TRUST
The Trust has a Board comprised of eight Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust, the adviser, or any subadviser (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MML Advisers and Barings, BIIL, BlackRock, Brandywine Global, ICM, Invesco Advisers, T. Rowe Price, Western Asset, and Western Asset Limited may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, and year of birth, as well as their principal occupations during at least the past five years and their other current principal business affiliations.
The Board has appointed an Independent Trustee Chairperson of the Trust. The Chairperson presides at Board meetings and may call a Board or committee meeting when he or she deems it necessary. The Chairperson participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers, and independent legal counsel, between meetings. The Chairperson may also perform such other functions as may be requested by the Board from time to time. The Board has established the three standing committees described below, and may form working groups or ad hoc committees as needed.
The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews its leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.

Independent Trustees
Allan W. Blair 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1948 Trustee of the Trust since 2012 Trustee of 115 portfolios in fund complex	Trustee of the Trust
Retired; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
Nabil N. El‑Hage 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1958 Trustee of the Trust since 2005 Trustee of 116 portfolios in fund complex	Trustee of the Trust
Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Chairperson and Trustee (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).
Maria D. Furman 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1954 Trustee of the Trust since 2005 Trustee of 115 portfolios in fund complex	Trustee of the Trust
Retired; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).
R. Alan Hunter, Jr. 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1946 Trustee of the Trust since 2012 Trustee of 115 portfolios in fund complex	Trustee of the Trust
Retired; Trustee (since 2003), Chairperson (2016-2021), MassMutual Select Funds (open-end investment company); Trustee (since 2012), Chairperson (2016-2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), Chairperson (2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2003), Chairperson (2016-2021), MML Series Investment Fund (open-end investment company); Trustee (since 2012), Chairperson (2016-2021), MML Series Investment Fund II (open-end investment company).
C. Ann Merrifield 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1951 Trustee of the Trust since 2005 Trustee of 115 portfolios in fund complex	Trustee of the Trust

Retired; Lead Director (since 2020), Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Chairperson (since 2017), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).
Susan B. Sweeney 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1952 Chairperson of the Trust since 2022 Trustee of the Trust since 2012 Trustee of 118 portfolios in fund complex1	Chairperson and Trustee of the Trust
Retired; Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2009), MassMutual Select Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2009), MML Series Investment Fund (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).
Interested Trustees
Michael R. Fanning2 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1963 Trustee of the Trust since 2021 Trustee of 115 portfolios in fund complex	Trustee of the Trust
Director (since 2016), MML Advisers; Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual; Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).
Clifford M. Noreen3 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1957 Trustee of the Trust since 2021 Trustee of 117 portfolios in fund complex4	Trustee of the Trust
Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings LLC; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), Barings Participation Investors (closed-end investment company); Trustee (since

1
Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

2
Mr. Fanning is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.
3
Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.
4
Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).
Principal Officers
Andrea Anastasio 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1974 Officer of the Trust since 2021 Officer of 115 portfolios in fund complex	Vice President
Vice President (since 2021), MML Advisers; Head of Investment Management Solutions (since 2021), MassMutual; Head of Investment Strategy and Research, North America (2019-2021), Head of Investment Product Management (2016-2019), State Street Global Advisors; Vice President (since 2021), MassMutual Select Funds (open-end investment company); Vice President (since 2021), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2021), MML Series Investment Fund (open-end investment company); Vice President (since 2021), MML Series Investment Fund II (open-end investment company).
Andrew M. Goldberg 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1966 Officer of the Trust since 2005 Officer of 116 portfolios in fund complex	Vice President, Secretary, and Chief Legal Officer of the Trust
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).
Renee Hitchcock 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1970 Officer of the Trust since 2007 Officer of 116 portfolios in fund complex	Chief Financial Officer and Treasurer of the Trust
Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).

Aruna Hobbs 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1960 Officer of the Trust since 2021 Officer of 115 portfolios in fund complex	Vice President
Vice President (since 2021), MML Advisers; Head of Institutional Investments (since 2014), MassMutual; Vice President (since 2021), MassMutual Select Funds (open-end investment company); Vice President (since 2021), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2021), MML Series Investment Fund (open-end investment company); Vice President (since 2021), MML Series Investment Fund II (open-end investment company).
Paul LaPiana 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1969 Officer of the Trust since 2021 Officer of 115 portfolios in fund complex	President of the Trust
President (since 2021), MML Advisers; Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; Executive Vice President, Head of Field Distribution (2012-2016), MetLife; President (since 2021), MassMutual Select Funds (open-end investment company); President (since 2021), MassMutual Premier Funds (open-end investment company); President (since 2021), MassMutual Advantage Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company); President (since 2021), MML Series Investment Fund II (open-end investment company).
Jill Nareau Robert 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1972 Officer of the Trust since 2008 Officer of 116 portfolios in fund complex	Vice President and Assistant Secretary of the Trust
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).
Douglas Steele 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1975 Officer of the Trust since 2016 Officer of 115 portfolios in fund complex	Vice President of the Trust
Head of Product Management (since 2021), Vice President (since 2017), Head of Investment Management (2017-2021), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Product Management (since 2021), Head of Manager Research (2021), Head of Investment Management (2017-2021), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

Philip S. Wellman 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1964 Officer of the Trust since 2007 Officer of 116 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust
Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).
Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate. However, any Trustee who attained the age of seventy-five years during 2021 shall retire and cease to serve as a Trustee on or before June 30, 2022.
The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms.
The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified.
Each officer and the Chairperson shall hold office at the pleasure of the Trustees.
The Chairperson of any of the Trust’s Committees shall serve a term of three years or until he or she retires, dies, resigns, is removed, or becomes disqualified
Additional Information About the Trustees
In addition to the information set forth above, the following specific experience, qualifications, attributes, and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
Allan W. Blair — As a former trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory, and operational issues. He also has served as president and/or CEO of several non-profit and quasi-public organizations for over 30 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.
Nabil N. El-Hage — As a former CEO or CFO of various public and private companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.

Michael R. Fanning — As an executive and/or director of financial services and insurance companies, Mr. Fanning has experience with financial, regulatory, and operational issues. He also has served as an audit committee member for financial services and insurance companies. Mr. Fanning holds a BA in Economics and a BA in Organizational Behavior and Management from Brown University.
Maria D. Furman — As a trustee and chairperson or member of the audit and investment committees of various educational organizations, and as a former managing director, director, and portfolio manager at an investment management firm, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer, and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.
R. Alan Hunter, Jr. — As the former chairman of the board of non-profit organizations and a former director of a publicly traded company, Mr. Hunter has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.
C. Ann Merrifield — As a trustee of a healthcare organization, current and former director of specialty pharmaceutical companies, former biotechnology executive, former partner of a consulting firm, and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company and currently serves as such for two public life sciences companies. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.
Clifford M. Noreen — As an executive of financial services companies with over 35 years of investment management experience, a director of several publicly traded and private companies, an investment committee member of two non-profit organizations, and a director and/or officer of various investment companies and private funds, Mr. Noreen has experience with financial, regulatory, and operational issues. Mr. Noreen is a Chartered Financial Analyst. He holds a BA from the University of Massachusetts and an MBA from American International College.
Susan B. Sweeney — As a former executive and investment officer of a property and casualty company and a former executive of a financial services company with over 35 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. From 2010 to 2014, she was Chief Investment Officer and Senior Vice President of Selective Insurance Company of America. She also served as Chief Investment Officer for the State of Connecticut Pension Fund from 2002 to 2007, directing a multi-asset portfolio. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.
Board Committees and Meetings
The full Board met seven times during the fiscal year ended December 31, 2021.
Audit Committee.   The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Blair, El-Hage, and Hunter and Mses. Furman and Merrifield, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; evaluates the independence of the Trust’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between the Trust’s independent registered public accounting firm and the full Board; and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. During the fiscal year ended December 31, 2021, the Audit Committee met four times.
Nominating and Governance Committee.   The Trust has a Nominating and Governance Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Nominating and Governance Committee meets at least twice per calendar year. During the fiscal year ended December 31, 2021, the Nominating and Governance Committee met four times. The Nominating and Governance Committee (a) identifies, and evaluates the qualifications of, individuals to become independent members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) nominates Independent Trustee nominees for election or appointment to the Board; (c) sets any necessary standards or qualifications for service on the Board; (d) recommends periodically to the full Board an

Independent Trustee to serve as Chairperson; (e) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; (f) annually reviews the compensation of the Independent Trustees; and (g) oversees board governance issues including, but not limited to, (i) evaluating the board and committee structure and the performance of Trustees, (ii) considering and addressing any conflicts, (iii) considering the retirement policies of the Board, and (iv) considering and making recommendations to the Board at least annually concerning the Trust’s directors and officers liability insurance coverage.
The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating and Governance Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating and Governance Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111-0001. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating and Governance Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Shareholder Candidate will make a good Trustee; (B) the class or series and number of all shares of the Funds owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Funds); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Funds to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series of the Funds owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating and Governance Committee may require the Shareholder Candidate to furnish as the Nominating and Governance Committee may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.
Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.
The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

Contract Committee.   The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. During the fiscal year ended December 31, 2021, the Contract Committee met twice. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.
Risk Oversight
As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MML Advisers, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Funds’ subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.
In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.
In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairperson of the Trust, the Chairperson of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.
The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.
Share Ownership of Trustees and Officers of the Trust
The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2021.
Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Allan W. Blair	$50,001– $100,000 1	over $100,000
Nabil N. El-Hage	None	None
Maria D. Furman	None	None
R. Alan Hunter, Jr.	None	None
C. Ann Merrifield	None	None

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Susan B. Sweeney	None	None
Interested Trustees
Michael R. Fanning	None	None
Clifford M. Noreen	None	None

1
Includes MML Equity ($10,001-$50,000) and MML Inflation-Protected and Income ($10,001-$50,000).

The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of December 31, 2021, these amounts were as follows: Mr. Blair, over $100,000; Mr. El-Hage, over $100,000; Mr. Fanning, $10,001-$50,000; Ms. Furman, None; Mr. Hunter, None; Ms. Merrifield, None; Mr. Noreen, over $100,000; and Ms. Sweeney, None.
As of April 1, 2022, the Trustees and officers of the Trust, individually and as a group, beneficially owned less than 1% of the outstanding shares of any of the Funds.
To the knowledge of the Trust, as of December 31, 2021, the Independent Trustees and their immediate family members did not own beneficially or of record securities of the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds.
Trustee Compensation
Effective January 1, 2022, the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $3,685 per quarter plus a fee of $536 per in-person meeting attended plus a fee of $536 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee are paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee is paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.
During 2021, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $3,675 per quarter plus a fee of $560 per in-person meeting attended plus a fee of $560 for the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee were paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee was paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.
The following table discloses actual compensation paid to Trustees of the Trust during the 2021 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to January 1, 2012, plus interest, to be credited at a rate of interest equal to that of the U.S. Corporate Bond Index as of January 1, 2012, to be reset every two years. Amounts deferred after January 1, 2012, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee.
Name of Trustee	Aggregate Compensation from the Trust		Deferred Compensation and Interest Accrued as part of Fund Expenses		Total Compensation from the Trust and Fund Complex Paid to Trustees
Allan W. Blair	$	[]	$	[]	$	[]
Nabil N. El-Hage	$	[]	$	[]	$	[]
Michael R. Fanning 1		$0		$0		$0
Maria D. Furman	$	[]	$	[]	$	[]
R. Alan Hunter, Jr.	$	[]	$	[]	$	[]
C. Ann Merrifield	$	[]	$	[]	$	[]
Clifford M. Noreen 1		$0		$0		$0
Susan B. Sweeney	$	[]	$	[]	$	[]

1
Each of Mr. Fanning and Mr. Noreen, as an employee of MassMutual, receives no compensation for his role as a Trustee to the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
MassMutual, MML Bay State, C.M. Life, and the MML Allocation Funds were the record owners of all of the outstanding shares of each series of the Trust as of April 1, 2022 and, therefore, may be deemed to be in control (as that term is defined in the 1940 Act) of each series of the Trust. However, certain owners of variable life insurance policies and variable annuity contracts that depend upon the investment performance of the Funds have the right to instruct MassMutual, MML Bay State, and C.M. Life as to how shares of the Trust deemed attributable to their contracts shall be voted. MassMutual, MML Bay State, and C.M. Life generally are required to vote shares attributable to such contracts but for which no instructions were received, in proportion to those votes for which instructions were received. The address of MassMutual, MML Bay State, and C.M. Life is 1295 State Street, Springfield, Massachusetts 01111-0001. The address of the MML Allocation Funds is 1295 State Street, Springfield, Massachusetts 01111-0001.
INVESTMENT ADVISORY AND OTHER SERVICE AGREEMENTS
Investment Adviser
MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MML Advisers is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies, and restrictions as set forth herein and in the Prospectus, and has the right to select subadvisers to the Funds pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”).
The Advisory Agreement with each Fund may be terminated by the Board or by MML Advisers without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period) by the Board or by the holders of a majority of the outstanding voting securities of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. MML Advisers’ liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of such obligations and duties.
MML Advisers also serves as investment adviser to: MassMutual Total Return Bond Fund, MassMutual Strategic Bond Fund, MassMutual Select BlackRock Global Allocation Fund, MassMutual Diversified Value Fund, MassMutual Fundamental Value Fund, MM S&P 500® Index Fund, MassMutual Equity Opportunities Fund, MassMutual Fundamental Growth Fund, MassMutual Blue Chip Growth Fund, MassMutual Growth Opportunities Fund, MassMutual Mid Cap Value Fund, MassMutual Small Cap Value Equity Fund, MassMutual Small Company Value Fund, MM S&P® Mid Cap Index

Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Mid Cap Growth Fund, MassMutual Small Cap Growth Equity Fund, MM MSCI EAFE® International Index Fund, MassMutual Overseas Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual 20/80 Allocation Fund, MassMutual 40/60 Allocation Fund, MassMutual 60/40 Allocation Fund, MassMutual 80/20 Allocation Fund, MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, MassMutual RetireSMARTSM by JPMorgan 2055 Fund, MassMutual RetireSMARTSM by JPMorgan 2060 Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, MM Equity Asset Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, which are series of MassMutual Select Funds, an open-end management investment company; MassMutual U.S. Government Money Market Fund, MassMutual Short-Duration Bond Fund, MassMutual Inflation-Protected and Income Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, MassMutual High Yield Fund, MassMutual Balanced Fund, MassMutual Disciplined Value Fund, MassMutual Main Street Fund, MassMutual Disciplined Growth Fund, MassMutual Small Cap Opportunities Fund, MassMutual Global Fund, MassMutual International Equity Fund, and MassMutual Strategic Emerging Markets Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, and MassMutual Global Emerging Markets Equity Fund, which are series of MassMutual Advantage Funds, an open-end management investment company; MML Aggressive Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds Growth Fund, MML American Funds International Fund, MML Balanced Allocation Fund, MML Blue Chip Growth Fund, MML Conservative Allocation Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Equity Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth Allocation Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Moderate Allocation Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, MML Sustainable Equity Fund, and MML Total Return Bond Fund, which are series of MML Series Investment Fund, an open-end management investment company; MassMutual AccessSM Pine Point Fund, a closed-end management investment company; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.
The Trust, on behalf of each Fund, pays MML Advisers an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows:
Fund
MML Blend	0.50% on the first $100 million; 0.45% on the next $200 million; 0.40% on the next $200 million; and 0.35% on assets over $500 million
MML Dynamic Bond	0.40% on the first $1 billion; and 0.35% on assets over $1 billion
MML Equity	0.50% on the first $100 million; 0.45% on the next $200 million; 0.40% on the next $200 million; and 0.35% on assets over $500 million
MML Equity Momentum	0.60% on the first $500 million; and 0.55% on assets over $500 million

Fund
MML Equity Rotation	0.45% on the first $500 million; and 0.40% on assets over $500 million
MML High Yield	0.60% on the first $300 million; and 0.575% on assets over $300 million
MML Inflation-Protected and Income	0.60% on the first $100 million; 0.55% on the next $200 million; 0.50% on the next $200 million; and 0.45% on assets over $500 million
MML iShares 60/40 Allocation	0.30% on the first $2 billion; and 0.28% on assets over $2 billion
MML iShares 80/20 Allocation	0.30% on the first $2 billion; and 0.28% on assets over $2 billion
MML Managed Bond	0.50% on the first $100 million; 0.45% on the next $200 million; 0.40% on the next $200 million; and 0.35% on assets over $500 million
MML Short-Duration Bond	0.35% on the first $300 million; and 0.30% on assets over $300 million
MML Small Cap Equity	0.65% on the first $100 million; 0.60% on the next $100 million; 0.55% on the next $300 million; and 0.50% on assets over $500 million
MML Special Situations	0.60% on the first $500 million; and 0.55% on assets over $500 million
MML Strategic Emerging Markets	1.05% on the first $500 million; and 1.00% on assets over $500 million
MML U.S. Government Money Market	0.50% on the first $100 million; 0.45% on the next $200 million; 0.40% on the next $200 million; and 0.35% on assets over $500 million
Affiliated Subadviser
Barings
MML Advisers has entered into Subadvisory Agreements with Barings pursuant to which Barings serves as a subadviser for MML High Yield, MML Inflation-Protected and Income, MML Managed Bond, MML Short-Duration Bond, and MML U.S. Government Money Market. These agreements provide that Barings manage the investment and reinvestment of the assets of the Funds. Barings is located at 300 South Tryon Street, Charlotte, North Carolina 28202. Barings is a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:
MML High Yield	0.20%
MML Inflation-Protected and Income	0.08%
MML Managed Bond	0.10%
MML Short-Duration Bond	0.08%
MML U.S. Government Money Market	0.05%
Barings also provides subadvisory services for the MassMutual U.S. Government Money Market Fund, MassMutual Short-Duration Bond Fund, MassMutual Inflation-Protected and Income Fund, MassMutual Core Bond Fund, MassMutual

Diversified Bond Fund, and MassMutual High Yield Fund, each of which is a series of MassMutual Premier Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser, for the MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, and MassMutual Global Emerging Markets Equity Fund, each of which is a series of MassMutual Advantage Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser, and for the MassMutual AccessSM Pine Point Fund, a registered, closed-end investment company for which MML Advisers serves as investment adviser.
In addition, BIIL serves as a sub-subadviser for MML High Yield, MML Inflation-Protected and Income, MML Managed Bond, and MML Short-Duration Bond. BIIL is a wholly-owned subsidiary of Barings. Barings has entered into sub-subadvisory agreements with BIIL under which, subject to the supervision of Barings, BIIL is authorized to conduct securities transactions on behalf of each of MML Inflation-Protected and Income, MML Managed Bond, and MML Short-Duration Bond. BIIL is located at 20 Old Bailey, London, EC4M 7BF, United Kingdom. BIIL does not receive a fee from Barings under these sub-subadvisory agreements. BIIL also provides sub-subadvisory services for the MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, MassMutual Short-Duration Bond Fund, MassMutual Inflation-Protected and Income Fund, and MassMutual High Yield Fund, each of which is a series of MassMutual Premier Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser, for the MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, and MassMutual Global Emerging Markets Equity Fund, each of which is a series of MassMutual Advantage Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser, and for the MassMutual AccessSM Pine Point Fund, a registered, closed-end investment company for which MML Advisers serves as investment adviser.
Unaffiliated Subadvisers
BlackRock
MML Advisers has entered into a Subadvisory Agreement with BlackRock pursuant to which BlackRock serves as a subadviser for MML Blend. This agreement provides that BlackRock manage the investment and reinvestment of the assets of the Fund. MML Advisers has also entered into Subadvisory Agreements with BlackRock pursuant to which BlackRock serves as a subadviser for MML iShares 60/40 Allocation and MML iShares 80/20 Allocation. These agreements provide for BlackRock to place, and oversee the execution of, trades on behalf of the Funds. BlackRock is located at 1 University Square, Princeton, New Jersey 08540. BlackRock is an affiliate of BlackRock Advisors, LLC, which is an indirect, wholly-owned subsidiary of BlackRock, Inc.
BlackRock also provides subadvisory services for the MassMutual Select BlackRock Global Allocation Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Brandywine Global
MML Advisers has entered into a Subadvisory Agreement with Brandywine Global pursuant to which Brandywine Global serves as a subadviser for MML Equity. This agreement provides that Brandywine Global manage the investment and reinvestment of a portion of the assets of the Fund. Brandywine Global is located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103. Brandywine Global is an indirect wholly-owned, independently operated, subsidiary of Franklin Resources, Inc, a publicly-traded global investment management organization (NYSE: BEN). Brandywine Global also operates two affiliated companies with offices in Singapore and London.
Brandywine Global also provides subadvisory services for the MassMutual Strategic Bond Fund and MassMutual Diversified Value Fund, each of which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Invesco Advisers
MML Advisers has entered into Subadvisory Agreements with Invesco Advisers pursuant to which Invesco Advisers serves as a subadviser for MML Equity Momentum, MML Equity Rotation, MML Small Cap Equity, MML Special Situations, and MML Strategic Emerging Markets. These agreements provide that Invesco Advisers manage the investment and reinvestment of the assets of the Funds. Invesco Advisers is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Advisers, as successor in interest to multiple investment advisers, is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

Invesco Advisers also provides subadvisory services for the MassMutual Balanced Fund, MassMutual Main Street Fund, MassMutual Small Cap Opportunities Fund, MassMutual Global Fund, and MassMutual Strategic Emerging Markets Fund, each of which is a series of MassMutual Premier Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser, for the MassMutual Small Cap Growth Equity Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser, and for the MML Fundamental Equity Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
In addition, ICM serves as a sub-subadviser for MML Equity Momentum, MML Equity Rotation, and MML Special Situations. ICM is a wholly-owned subsidiary of Invesco Ltd. Invesco Advisers has entered into sub-subadvisory agreements with ICM under which, subject to the supervision of Invesco Advisers, ICM is authorized to trade securities, make discretionary investment decisions, and effect securities transactions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage, on behalf of each of MML Equity Momentum, MML Equity Rotation, and MML Special Situations. ICM is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. ICM also provides sub-subadvisory services for the MassMutual Balanced Fund, which is a series of MassMutual Premier Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
T. Rowe Price
MML Advisers has entered into a Subadvisory Agreement with T. Rowe Price pursuant to which T. Rowe Price serves as a subadviser for MML Equity. This agreement provides that T. Rowe Price manage the investment and reinvestment of a portion of the assets of the Fund.T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price also provides subadvisory services for the MassMutual Diversified Value Fund, MassMutual Equity Opportunities Fund, MassMutual Blue Chip Growth Fund, MassMutual Mid Cap Growth Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, each of which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser and for the MML Blue Chip Growth Fund, MML Equity Income Fund, and MML Mid Cap Growth Fund, each of which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Western Asset and Western Asset Limited
MML Advisers has entered into Subadvisory Agreements with Western Asset and Western Asset Limited pursuant to which Western Asset and Western Asset Limited serve as subadvisers for MML Dynamic Bond. These agreements provide that Western Asset and Western Asset Limited manage the investment and reinvestment of the assets of the Fund. Western Asset is located at 385 E. Colorado Boulevard, Pasadena, California 91101. Western Asset Limited is located at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom. Western Asset and Western Asset Limited are wholly-owned subsidiaries of Franklin Resources, Inc. [NYSE: BEN], a global investment management organization with subsidiaries operating as Franklin Templeton in over 165 countries.
Western Asset and Western Asset Limited also provide subadvisory services for the MassMutual Strategic Bond Fund which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.
Information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund can be found in Appendix C.

Administrator and Sub-Administrators
Except for the Advisory Agreements with respect to MML Dynamic Bond, MML Equity Momentum, MML Equity Rotation, MML High Yield, MML iShares 60/40 Allocation, MML iShares 80/20 Allocation, MML Short-Duration Bond, MML Special Situations, and MML Strategic Emerging Markets, the Advisory Agreements provide that MML Advisers will perform administrative functions relating to the Funds. With respect to each of the Funds, each of the Trust and MML Advisers agrees to bear its own expenses, except as otherwise agreed by the parties. MML Advisers provides administrative and shareholder services to MML Dynamic Bond, MML Equity Momentum, MML Equity Rotation, MML High Yield, MML iShares 60/40 Allocation, MML iShares 80/20 Allocation, MML Short-Duration Bond, MML Special Situations, and MML Strategic Emerging Markets under an Amended and Restated Administrative and Shareholder Services Agreement pursuant to which MML Advisers is obligated to provide administrative and shareholder services and bear some of the Fund specific administrative expenses. MML Advisers may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Amended and Restated Administrative and Shareholder Services Agreement. MML Advisers has entered into sub-administration agreements with both State Street and MassMutual pursuant to which State Street and MassMutual each assist in many aspects of fund administration and are compensated by MML Advisers for providing administrative services to all of the Funds.
In addition to the services described above, MML Advisers has contracted with MassMutual to perform the function of transfer agent for the Funds.
The Trust, on behalf of the following Funds, pays MML Advisers an administrative and shareholder services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of each Fund as shown in the table below:
Fund	Class II	Service Class I
MML Dynamic Bond	0.15%	0.15%
MML Equity Momentum	0.15%	0.15%
MML Equity Rotation	0.15%	0.15%
MML High Yield	0.15%	0.15%
MML iShares 60/40 Allocation	0.15%	0.15%
MML iShares 80/20 Allocation	0.15%	0.15%
MML Short-Duration Bond	0.15%	0.15%
MML Special Situations	0.15%	0.15%
MML Strategic Emerging Markets	0.15%	0.15%
Pursuant to the Advisory Agreements, Subadvisory Agreements, and Administrative and Shareholder Services Agreement described above, for the fiscal years ended December 31, 2021, December 31, 2020, and December 31, 2019, the amount of advisory fees paid by each Fund, the amount of subadvisory fees paid by each Fund, the amount of any advisory fees waived by MML Advisers, the amount of administrative and shareholder services fees paid by the applicable Funds, and the amount of any fees reimbursed by MML Advisers are as follows:
Fiscal Year Ended December 31, 2021
	Advisory Fees Paid		Subadvisory Fees Paid		Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
MML Blend	$	[]	$	[]	$—	$—	$—
MML Dynamic Bond 1		[]		[]	[]	[]	—
MML Equity		[]		[]	—	—	—
MML Equity Momentum 2		[]		[]	[]	[]	—
MML Equity Rotation 3		[]		[]	[]	[]	—
MML High Yield 4		[]		[]	[]	[]	—
MML Inflation-Protected and Income		[]		[]	—	—	—
MML Managed Bond		[]		[]	—	—	—
MML Short-Duration Bond		[]		[]	—	[]	—
MML Small Cap Equity		[]		[]	—	—	—
MML Special Situations 3		[]		[]	[]	[]	—

Fiscal Year Ended December 31, 2021
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
MML Strategic Emerging Markets 5	[]	[]	[]	[]	[]
MML U.S. Government Money Market 6	[]	[]	—	—	[]

1
Effective October 1, 2021, the expenses in the above table reflect a voluntary agreement by MML Advisers to waive 0.05% of the advisory fees of the Fund. Effective July 1, 2021, the expenses in the above table reflect a written agreement by MML Advisers to waive 0.02% of the advisory fees of the Fund through December 31, 2021.

2
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.25% of the advisory fees of the Fund through December 31, 2021.

3
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.05% of the advisory fees of the Fund through December 31, 2021.

4
Effective May 1, 2021, the expenses in the above table reflect a written agreement by MML Advisers to waive 0.05% of the advisory fees of the Fund through December 31, 2021. The expenses in the above table reflect a written agreement by MML Advisers to waive 0.07% of the advisory fees of the Fund through April 30, 2021.

5
The expenses in the above table reflect (i) a voluntary agreement by MML Advisers to waive 0.04% of the advisory fees of the Fund, and (ii) a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through December 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.35% and 1.60% for Class II and Service Class I shares, respectively.

6
The expenses in the above table reflect a voluntary agreement by MML Advisers to waive some or all of its advisory fees and, if necessary, reimburse some or all of the Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%.

	Fiscal Year Ended December 31, 2020
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
MML Blend	$2,955,590	$721,798 1	$—	$—	$—
MML Dynamic Bond	1,414,398	883,522	—	530,399	—
MML Equity	2,934,337	1,606,792	—	—	—
MML Equity Momentum 2	205,373	144,965 3	(11,793)	51,343	—
MML Equity Rotation 4	152,978	97,752 5	(2,145)	50,993	—
MML High Yield 6	706,163	230,770	(82,386)	176,541	—
MML Inflation-Protected and Income 7	1,854,867	263,147	—	—	(24,379)
MML Managed Bond	4,053,886	1,029,449	—	—	—
MML Short-Duration Bond	676,838	152,866	—	290,073	—
MML Small Cap Equity	684,597	265,187	—	—	—
MML Special Situations 8	166,546	122,392 9	(2,179)	41,637	—
MML Strategic Emerging Markets 10	1,350,654	899,903	(51,453)	192,950	(9,761)
MML U.S. Government Money Market11	925,503	97,346	—	—	(427,017)

1
$721,797.66 paid to Barings and $0 paid to BlackRock. BlackRock replaced Barings as the subadviser of the Fund on November 18, 2020.

2
Effective November 18, 2020, the expenses in the above table reflect a written agreement by MML Advisers to waive 0.25% of the advisory fees of the Fund through December 31, 2020.

3
$140,243.43 paid to Barings and $4,721.95 paid to Invesco Advisers. Invesco Advisers replaced Barings as the subadviser of the Fund on November 18, 2020.

4
Effective November 23, 2020, the expenses in the above table reflect a written agreement by MML Advisers to waive 0.05% of the advisory fees of the Fund through December 31, 2020.

5
$89,160.11 paid to Barings and $8,591.44 paid to Invesco Advisers. Invesco Advisers replaced Barings as the subadviser of the Fund on November 23, 2020.

6
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.07% of the advisory fees of the Fund through December 31, 2020.

7
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through December 31, 2020, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.60% and 0.85% for Initial Class and Service Class shares, respectively.

8
Effective November 18, 2020, the expenses in the above table reflect a written agreement by MML Advisers to waive 0.05% of the advisory fees of the Fund through December 31, 2020.

9
$105,375.49 paid to Barings and $17,017.00 paid to Invesco Advisers. Invesco Advisers replaced Barings as the subadviser of the Fund on November 18, 2020.

10
The expenses in the above table reflect (i) a voluntary agreement by MML Advisers to waive 0.04% of the advisory fees of the Fund, and (ii) a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through December 31, 2020, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.35% and 1.60% for Class II and Service Class I shares, respectively.

11
The expenses in the above table reflect a voluntary agreement by MML Advisers to waive some or all of its advisory fees and, if necessary, reimburse some or all of the Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%.

	Fiscal Year Ended December 31, 2019
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
MML Blend	$2,890,169	$801,345	$—	$—	$—
MML Dynamic Bond	1,681,174	1,033,238	—	630,441	—
MML Equity	3,200,125	1,930,975 1	—	—	—
MML Equity Momentum 2	177,128	140,347	—	44,282	(12,647)
MML Equity Rotation 3	141,321	94,253	—	47,107	(11,199)
MML High Yield 4	763,476	249,404	(101,257)	190,869	—
MML Inflation-Protected and Income	2,005,903	287,912	—	—	—
MML Managed Bond	4,366,861	1,119,230	—	—	—
MML Short-Duration Bond 5	709,103	161,177	—	303,902	(2,400)
MML Small Cap Equity	722,280	280,234	—	—	—
MML Special Situations 2	157,623	118,285	—	39,405	(12,155)
MML Strategic Emerging Markets 6	1,474,251	971,912	(56,161)	210,607	—
MML U.S. Government Money Market	835,939	87,320	—	—	—

1
$870,966 paid to Brandywine Global, $375,507 paid to OppenheimerFunds, Inc. (“OFI”), and $684,501 paid to T. Rowe Price. T. Rowe Price replaced OFI as a subadviser of the Fund on May 17, 2019.

2
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.80% and 1.05% for Class II and Service Class I shares, respectively.

3
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.65% and 0.90% for Class II and Service Class I shares, respectively.
4
Effective May 1, 2019, the expenses in the above table reflect a written agreement by MML Advisers to waive 0.07% of the advisory fees of the Fund through December 31, 2019. The expenses in the above table reflect a written agreement by MML Advisers to waive 0.10% of the advisory fees of the Fund through April 30, 2019.

5
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.55% and 0.80% for Class II and Service Class I shares, respectively.

6
The expenses in the above table reflect a voluntary agreement by MML Advisers to waive 0.04% of the advisory fees of the Fund.

THE DISTRIBUTOR
The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is a wholly-owned subsidiary of MassMutual.
The Distributor has agreed to use reasonable efforts to sell shares of the Funds but has not agreed to sell any specific number of shares of the Funds. The Distributor’s compensation for serving as such is the amounts received by it from time to time under the Funds’ Distribution and Services Plan.
MML Advisers or an affiliate may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.
The Distribution Agreement continued in effect for an initial two-year period, and thereafter continues in effect so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

DISTRIBUTION AND SERVICES PLAN
The Trust has adopted, with respect to the Service Class and Service Class I shares of each Fund, a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan, approved the Plan for the Service Class and Service Class I shares of the Funds.
Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Trustees and the Independent Trustees. The Plan may not be amended in order to increase materially the costs which Service Class and Service Class I shareholders may bear for distribution pursuant to the Plan without also being approved by a majority of the outstanding voting securities of Service Class and Service Class I shares of the Fund, respectively. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of Service Class and Service Class I shares of the Fund, respectively. The Plan provides that any person authorized to direct the disposition of amounts paid or payable by a Fund pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts expended and the purposes for which such expenditures were made.
The Plan is a compensation plan, authorizing payments to the Distributor up to 0.35% of the average daily net assets attributable to its Service Class or Service Class I shares. However, each Fund currently makes payments at an annual rate of 0.25% of the average daily net assets attributable to its Service Class or Service Class I shares. The Distributor may use all or a portion of the distribution and service fee to pay investment professionals or financial intermediaries (and to reimburse them for related expenses) for personal service provided to shareholders of shares of Service Class and Service Class I, for services in respect of the promotion of the shares of Service Class and Service Class I, and/or the maintenance of shareholder accounts, or for other services for which payments may lawfully be made in accordance with applicable rules and regulations. The Distributor may retain all or any portion of the distribution and service fee in respect of Service Class and Service Class I shares as compensation for its services. All payments under the Plan are made by the Funds to the Distributor, which, in turn, pays out all of the amounts it receives. The Distributor pays a portion of the amounts it receives to MassMutual, which is used to pay for continuing compensation for services provided by MassMutual agents and third party firms. The remaining portion is paid to MassMutual as compensation for its promotional services in respect of the Funds, and to help reimburse MassMutual expenses incurred in connection with promoting the Funds.
The following tables disclose the 12b-1 fees paid in the fiscal year ending December 31, 2021 by the Trust under its 12b-1 plan for Service Class and Service Class I shares of the Funds:
	Service Class 12b-1 Servicing Fees		Service Class 12b-1 Distribution Fees
MML Blend	$	[]	—
MML Equity	$	[]	—
MML Inflation-Protected and Income	$	[]	—
MML Managed Bond	$	[]	—
MML Small Cap Equity	$	[]	—
	Service Class I 12b-1 Servicing Fees		Service Class I 12b-1 Distribution Fees
MML Dynamic Bond	$	[]	—
MML Equity Momentum	$	[]	—
MML Equity Rotation	$	[]	—
MML High Yield	$	[]	—
MML Short-Duration Bond	$	[]	—
MML Special Situations	$	[]	—
MML Strategic Emerging Markets	$	[]	—

CUSTODIAN
State Street, located at 1 Iron Street, Boston, Massachusetts 02210, is the custodian of each Fund’s investments (the “Custodian”). As Custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. As Custodian, State Street does not assist in, and is not responsible for, the investment decisions and policies of the Funds.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the Trust’s independent registered public accounting firm. Deloitte & Touche LLP provides audit and related services, and assistance in connection with various SEC filings.
CODES OF ETHICS
The Trust, MML Advisers, the Distributor, Barings, BIIL, BlackRock, Brandywine Global, ICM, Invesco Advisers, T. Rowe Price, Western Asset, and Western Asset Limited have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the Funds do not typically pay commissions for principal transactions in the OTC markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price a Fund pays. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.
The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain the best execution of orders. Each Fund’s investment adviser or subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.
Under each Advisory or Subadvisory Agreement and as permitted by Section 28(e) of the Exchange Act and to the extent not otherwise prohibited by applicable law, an investment adviser or subadviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser or subadviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the investment adviser or subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investment adviser’s or subadviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
The investment adviser or subadvisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an investment adviser or subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.
Brokerage and research services provided by brokers are used for the benefit of all of the investment adviser’s or subadviser’s clients and not solely or necessarily for the benefit of the Trust. The investment adviser or subadvisers attempt to evaluate the quality of brokerage and research services provided by brokers. Results of this effort are sometimes used by the investment adviser or subadvisers as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of each Fund to MML Advisers will not be reduced as a consequence of an investment adviser’s or subadviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, provided that the investment adviser or subadviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to an investment adviser or subadviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment adviser or subadviser in carrying out its obligations to the Trust.
Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment adviser or subadvisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission, fee, or other remuneration paid to the affiliated broker-dealer in connection with a portfolio brokerage transaction effected on a securities exchange must be reasonable and fair in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.
The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment adviser or subadvisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid back to the Fund. The transaction quality must, however, be comparable to that of other qualified broker-dealers.
The revised European Union (“EU”) Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisers and broker-dealers serving clients in both the United States and the EU. It is possible that an investment adviser or subadviser subject to MiFID II will cause a Fund to pay for research services through client commissions in circumstances where the investment adviser or subadviser is prohibited from causing its other client accounts to do so, including where the investment adviser or subadviser aggregates trades on behalf of a Fund and those other client accounts. In such situations, the Fund would bear the additional amounts for the research services and the Fund’s investment adviser’s or subadviser’s other client accounts would not, although the investment adviser’s or subadviser’s other client accounts might nonetheless benefit from those research services.
The following table discloses the brokerage commissions paid by the following Funds for the fiscal years ended December 31, 2021, December 31, 2020, and December 31, 2019:
	Fiscal Year ended December 31,2021		Fiscal Year ended December 31, 2020	Fiscal Year ended December 31, 2019
MML Blend	$	[]	$160,026	$6,821
MML Equity	$	[]	$372,513	$65,639
MML Equity Momentum	$	[]	$13,354	$419,311
MML Equity Rotation	$	[]	$17,748	$21,551
MML Inflation-Protected and Income	$	[]	$12,443	$6,256
MML Managed Bond	$	[]	$54,865	$54,253
MML Short-Duration Bond	$	[]	$23,981	$26,879
MML Small Cap Equity	$	[]	$69,589	$51,426
MML Special Situations	$	[]	$24,887	$14,510
MML Strategic Emerging Markets	$	[]	$127,863	$111,423
Portfolio Turnover - MML Blend and MML Special Situations each experienced decreased portfolio turnover during the fiscal year ended December 31, 2021 as a result of a return to a more normalized portfolio turnover from the prior fiscal year, which included a change in each Fund’s subadviser, which had led to a portfolio repositioning.
MML Equity Rotation experienced increased portfolio turnover during the fiscal year ended December 31, 2021 as a result of a change in factor configuration caused by market conditions. Factor configuration is derived from a rules-based methodology that relies on certain leading economic indicators and information regarding global risk appetite.

The following table discloses, for those Funds that paid brokerage commissions to an affiliate of its investment adviser or subadviser, the total amount of brokerage commissions paid by each such Fund to affiliates for the past three fiscal years and, for the fiscal year ended 2021, the percentage of the Fund’s aggregate brokerage commissions paid to affiliates and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through affiliates.
	Fiscal Year ended December 31, 2021				Fiscal Year ended December 31, 2020	Fiscal Year ended December 31, 2019
Affiliated Broker/Dealer	Aggregate Commissions Paid		Percentage Paid to Affiliates	Percentage of Dollar Amount of Transactions Involving Payment of Commissions to Affiliates	Aggregate Commissions Paid	Aggregate Commissions Paid
Jefferies and Company
MML Equity 1	$	[]	[]%	[]%	$5,087	$13,017
MML Small Cap Equity 1	$	[]	[]%	[]%	$3	$5,353
MML Strategic Emerging Markets 1	$	[]	[]%	[]%	$5,384	$5,589

1
Includes affiliated trading platforms of Jefferies and Company.

The following table discloses, for those Funds that had trades directed to a broker or dealer during the fiscal year ended December 31, 2021 because of research services provided, the dollar value of transactions placed by each such Fund with such brokers and dealers during the fiscal year ended December 31, 2021 to recognize “brokerage and research” services, and commissions paid for such transactions:
	Dollar Value of Those Transactions		Amount of Commissions
MML Equity	$	[]	$	[]
MML Equity Momentum	$	[]	$	[]
MML Equity Rotation	$	[]	$	[]
MML Small Cap Equity	$	[]	$	[]
MML Special Situations	$	[]	$	[]
MML Strategic Emerging Markets	$	[]	$	[]
The following table discloses, for those Funds that held securities issued by one or more of its “regular brokers or dealers” (as defined in the 1940 Act), or their parent companies, the aggregate value of the securities held by each such Fund as of the fiscal year ended December 31, 2021.
Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
MML Dynamic Bond	[ ]	$	[]
	[ ]		[]
	[ ]		[]
	[ ]		[]
	[ ]		[]
	[ ]		[]
	[ ]		[]
	[ ]		[]
	[ ]		[]
		$	[]
MML Equity	[ ]	$	[]
	[ ]		[]
	[ ]		[]
	[ ]		[]

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
	[ ]		[]
	[ ]		[]
	[ ]		[]
		$	[]
MML Managed Bond	[ ]	$	[]
	[ ]		[]
	[ ]		[]
	[ ]		[]
	[ ]		[]
	[ ]		[]
	[ ]		[]
	[ ]		[]
	[ ]		[]
		$	[]
MML Short-Duration Bond	[ ]	$	[]
	[ ]		[]
	[ ]		[]
	[ ]		[]
	[ ]		[]
	[ ]		[]
	[ ]		[]
	[ ]		[]
		$	[]
MML U.S. Government Money Market	[ ]	$	[]
		$	[]

DESCRIPTION OF SHARES
The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005, which was further amended and restated as of December 15, 2011. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on December 31.
The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Shares of the Funds are transferable and have no preemptive, subscription, or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses, and liabilities belonging to the Fund, the remaining assets belonging to the Fund among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 15 series, each of which is described in this SAI.
The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. Each Fund, except MML U.S. Government Money Market, is currently divided into two classes of shares. MML U.S. Government Money Market currently has one class of shares. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.
The Trustees may also, without shareholder approval, combine two or more existing series (or classes) into a single series (or class).
The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.
Shares of the Funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and on other matters submitted to the vote of shareholders. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Declaration of Trust or the Bylaws, be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund. In addition, a separate vote will be taken by the applicable class of a Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.
The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting as required by applicable law or regulation.
The separate investment accounts of variable life insurance policies and variable annuity contracts offered by companies such as MassMutual are the legal owners of each Fund’s shares. However, when a Fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from the variable life insurance and variable annuity contract owners, instructions as to how to vote those shares. There is no minimum requirement for how many instructions must be received. When the separate investment accounts receive those instructions, they will vote all of the shares, for which they have not received voting instructions, in proportion to those instructions. This will also include any shares that the separate accounts own on their own behalf. This may result in a small number of contract owners controlling the outcome of the vote. Shareholder inquiries should be made by contacting the Secretary, MML Series Investment Fund II, 1295 State Street, Springfield, MA 01111-0001.
The Declaration of Trust may be amended by the Trustees without a shareholder vote, except to the extent a shareholder vote is required by applicable law, the Declaration of Trust or the Bylaws, or as the Trustees may otherwise determine.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each note, bond, contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.
The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.
The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The assets of certain variable annuity and variable life insurance separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Funds. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise between owners of the variable life insurance policies and owners of the variable annuity contracts. Possible conflicts could arise if (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers, subadvisers, or principal underwriters or if the depositor should be permitted to act contrary to actions approved by holders of the variable life insurance policies or variable annuity contracts under rules of the SEC, (ii) adverse tax treatment of the variable life insurance policies or variable annuity contracts would result from utilizing the same underlying Funds, (iii) different investment strategies would be more suitable for the variable annuity contracts than the variable life insurance policies, or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both variable life insurance and variable annuity separate accounts by the same Funds.
The Board follows monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance policies and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable life insurance policies and variable annuity contracts is contained in the prospectuses for those policies and contracts.
SECURITIES LENDING
State Street serves as securities lending agent to the Trust. As securities lending agent, State Street is responsible for the implementation and administration of the securities lending program pursuant to the Securities Lending Agency Agreement (“Securities Lending Agreement”). State Street acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. State Street determines whether a loan shall be made per the agreed upon parameters with the Trust and negotiates and establishes the terms and conditions of the loan with the borrower. State Street ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities are credited to the applicable Fund’s relevant account on the date such amounts are delivered by the borrower to State Street. State Street receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. State Street marks loaned securities and collateral to their market value each business day in order to maintain the value of the collateral at no less than 102% (for domestic) and 105% (for foreign) of the market value of the loaned securities. At the termination of the loan, State Street returns the collateral to the borrower upon the return of the loaned securities to State Street. State Street invests cash collateral in accordance with the Securities Lending Agreement. State Street maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Funds daily, monthly, and quarterly statements describing the loans made, and the income derived from the loans, during the period. State Street performs compliance monitoring and testing of the securities lending program. The Board receives information quarterly describing the outstanding loans and income made on such loans during the period.

The dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by each applicable Fund during the fiscal year ended December 31, 2021 were as follows:
FUND	Gross income earned by the Fund from securities lending activities		Fees paid to securities lending agent from a revenue split		Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split		Administrative fees not included in a revenue split	Indemnification fees not included in a revenue split	Rebate (paid to borrower)		Other fees not included in a revenue split, if applicable, including a description of those other fees	Aggregate fees/ compensation paid by the Fund for securities lending activities		Net income from securities lending activities
MML Blend	$	[]	$	[]	$	[]	$—	$—	$	[]	$—	$	[]	$	[]
MML Dynamic Bond	$	[]	$	[]	$	[]	$—	$—	$	[]	$—	$	[]	$	[]
MML Equity	$	[]	$	[]	$	[]	$—	$—	$	[]	$—	$	[]	$	[]
MML Equity Momentum	$	[]	$	[]	$	[]	$—	$—	$	[]	$—	$	[]	$	[]
MML Equity Rotation	$	[]	$	[]	$	[]	$—	$—	$	[]	$—	$	[]	$	[]
MML High Yield	$	[]	$	[]	$	[]	$—	$—	$	[]	$—	$	[]	$	[]
MML Inflation- Protected and Income	$	[]	$	[]	$	[]	$—	$—	$	[]	$—	$	[]	$	[]
MML Managed Bond	$	[]	$	[]	$	[]	$—	$—	$	[]	$—	$	[]	$	[]
MML Short- Duration Bond	$	[]	$	[]	$	[]	$—	$—	$	[]	$—	$	[]	$	[]
MML Small Cap Equity	$	[]	$	[]	$	[]	$—	$—	$	[]	$—	$	[]	$	[]
MML Special Situations	$	[]	$	[]	$	[]	$—	$—	$	[]	$—	$	[]	$	[]
MML Strategic Emerging Markets	$	[]	$	[]	$	[]	$—	$—	$	[]	$—	$	[]	$	[]

PURCHASE, REDEMPTION, AND PRICING OF SECURITIES BEING OFFERED
Shares of each Fund are sold at their NAV as next computed after receipt of the purchase order, without the addition of any selling commission or “sales load.” Each Fund redeems its shares at their NAV as next computed after receipt of the request for redemption. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. Any in-kind redemption will be effected through a distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash. No fee is charged on redemption. The redemption price may be more or less than the shareholder’s cost. Redemption payments will be paid within seven days after receipt of the written request therefor by the Fund, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board, and under the general oversight of the Board. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open. It is the intention of MML U.S. Government Money Market to maintain a stable NAV per share of $1.00, although this cannot be assured.
Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by MML U.S. Government Money Market) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each business day.
Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral.
Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board, and under the general oversight of the Board. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Board at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.
The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their NAVs.
The prices of foreign securities are quoted in foreign currencies. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Changes in the exchange rate, therefore, if applicable, will affect the NAV of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.
The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses will be allocated in proportion to the NAVs of the respective classes.
On December 3, 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which addresses valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit a fund’s board to designate the fund’s primary investment adviser to perform the fund’s fair value determinations, which will be subject to board oversight and certain reporting and other requirements intended to ensure that the board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Funds’ fair value policies and procedures and valuation practices may be impacted as the Funds come into compliance with Rule 2a-5 and a greater number of the Funds’ securities may be subject to fair value pricing.

1
The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Board may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

MML U.S. Government Money Market
MML U.S. Government Money Market’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if the Fund’s investment adviser determines it more closely approximates current market value. Amortized cost involves initially valuing an instrument at its cost and thereafter making a constant amortization to maturity of any discount or premium, regardless of the impact of changes in market interest rates on the market value of the instrument. While this method provides certainty of valuation, it may result in periods in which the value, as determined by amortized cost, is higher or lower than the price MML U.S. Government Money Market would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of MML U.S. Government Money Market computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for its portfolio instruments. Thus, if the use of amortized cost by MML U.S. Government Money Market resulted in a lower aggregate portfolio value on a particular day, a prospective investor in MML U.S. Government Money Market would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing market values, and existing investors in MML U.S. Government Money Market would receive less investment income. The converse would apply in a period of rising interest rates.
The valuation of MML U.S. Government Money Market’s portfolio instruments based upon their amortized cost and the concomitant maintenance of a stable NAV per share of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act.
The Board has established procedures designed to stabilize, to the extent reasonably possible, MML U.S. Government Money Market’s NAV per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include periodic review of MML U.S. Government Money Market’s portfolio holdings to determine the extent of any deviation between the NAV of MML U.S. Government Money Market calculated by using available market quotations and its NAV calculated using amortized cost, and whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the Board determines that such a deviation exists, it may take such corrective action as it regards as necessary and appropriate, including: the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemptions of shares in kind; or establishing a NAV per share by using available market quotations (which would likely differ from the Fund’s NAV calculated using amortized cost); or suspending redemptions and liquidating the Fund.
Since the net income of MML U.S. Government Money Market is declared as a dividend each time it is determined, the NAV per share of MML U.S. Government Money Market typically remains the same immediately after each determination and dividend declaration as before. Any increase in the value of a shareholder’s investment in MML U.S. Government Money Market representing the reinvestment of dividend income is reflected by an increase in the number of shares of MML U.S. Government Money Market in the shareholder’s account, which increase is recorded promptly after the end of each calendar month.
For this purpose the net income of MML U.S. Government Money Market (from the time of the immediately preceding determination thereof) consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued ratably to the date of maturity. Expenses, including the compensation payable to MML Advisers, are accrued each day.
Should MML U.S. Government Money Market incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its NAV per share or income for a particular period, the Board would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if MML U.S. Government Money Market’s NAV per share were reduced, or were anticipated to be reduced, below its otherwise stable NAV of $1.00 per share, the Board might suspend further dividend payments until the NAV returned to $1.00. Thus, such expenses or losses or depreciation might result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than what he paid.
In addition, MML U.S. Government Money Market may, to the extent permitted by SEC rule, suspend redemptions prior to the liquidation of the Fund, if the Trustees determine that the deviation between the Fund’s amortized cost price per share and its current market-based NAV value per share may result in material dilution or other unfair results to investors or existing shareholders.
TAXATION
The following discussion of certain U.S. federal income tax consequences relevant to an investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, all as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion does not purport to be complete or to deal with all aspects of federal income taxation relevant to an investment in the Funds.
Shares of the Funds are offered only to the separate accounts of the participating insurance companies that fund variable life insurance policies and variable annuity contracts. See the applicable contract prospectus for a discussion of the special tax treatment of those companies with respect to the accounts and their contract holders. The discussion below is generally based on the assumption that the shares of each Fund will be respected as owned by the insurance company separate accounts. If this is not the case, the person or persons determined to own the Fund shares will be currently taxed on Fund distributions, and on the proceeds of any redemption of Fund shares, pursuant to the generally applicable rules of the Code. Because separate accounts of participating insurance companies will be the only shareholders of the Funds, no attempt is made here to describe the tax aspects of an investment in the Funds to such shareholders.
Taxation of the Funds: In General
Each Fund has elected and intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies, each Fund must, among other things:
1. derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”) (as defined below);
2. diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (a) the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities), or (b) in the securities of one or more QPTPs (as defined below); and
3. distribute in or with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income for such year in a manner qualifying for the dividends-paid deduction.
For purposes of the 90% gross income requirement described in (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a QPTP will be treated as qualifying income. A QPTP is a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (1)(i) above. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP.
For purposes of the diversification requirements described in (2) above, outstanding voting securities of an issuer will include the equity securities of a QPTP. Also for purposes of the diversification requirements in (2) above, identification of the issuer (or, in some cases, issuers) of certain of a Fund’s investments can depend on the terms and conditions of the investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to the identity of the issuer for a particular type of investment may adversely affect a Fund’s ability to meet the diversification requirements.
In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to U.S. federal income tax on income and gains that are paid to its shareholders in the form of dividends (including capital gain dividends) in accordance with the timing requirements of the Code. As long as a Fund qualifies as a regulated investment company, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

If a Fund were to fail to meet the gross income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company in any taxable year, (1) that Fund would be subject to tax on its taxable income at corporate rates and would not be able to deduct the distributions it makes to shareholders and (2) each insurance company separate account invested in the Fund would fail to satisfy the separate diversification requirements, described below, that are applicable to such accounts, with the result that contracts supported by that account would no longer be eligible for tax deferral. In addition, distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. The Fund could also be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.
In general, amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. The 4% excise tax does not apply to any regulated investment company whose sole shareholders are separate accounts of life insurance companies funding variable contracts, tax-exempt pension funds, certain other permitted tax-exempt investors, or other regulated investment companies that are also exempt from the excise tax.
Variable Contract Diversification Requirements
Each Fund intends to comply with the separate diversification requirements for variable annuity and variable life insurance contracts under Code Section 817(h) and the regulations thereunder, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code. A variable contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account’s investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.
The regulations generally require a separate account’s assets to be diversified so that, as of the end of each calendar quarter or within 30 days thereafter, no single investment represents more than 55% of the value of the account’s total assets, no two investments represent more than 70% of the account’s total assets, no three investments represent more than 80% of the account’s total assets, and no four investments represent more than 90% of the account’s total assets. For this purpose, the regulations treat all securities of the same issuer as a single investment, and in the case of “government securities,” each government agency or instrumentality is treated as a separate issuer. A “safe harbor” is available to a separate account if it meets the diversification tests applicable to regulated investment companies and not more than 55% of its assets constitute cash, cash items, U.S. Government securities, and securities of other regulated investment companies.
It is expected that the separate accounts investing in a Fund will be able to look through to the assets of the Fund for purposes of meeting these diversification requirements. Each Fund therefore intends to comply with these requirements as though its assets were held directly by a separate account. If a Fund were to fail to comply with these requirements, contracts that invest in the Fund through the participating insurance companies’ separate accounts would not be treated as annuity, endowment, or life insurance contracts under the Code and the contract holders generally would be subject to tax on all taxable distributions from a Fund, and on all sales, exchanges, or redemptions of shares in the Fund. Under certain circumstances described in the applicable Treasury regulations, an inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction could require a payment to the IRS based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied.
Investor Control
The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment of those contracts. The IRS has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and it may issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income.
In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a regulated investment company’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad for this purpose.
The Funds have objectives and strategies that are not materially narrower than the investment strategies described in such IRS guidance, in which strategies such as investing in large company stocks, international stocks, small company stocks, mortgage-backed securities, telecommunications stocks, and financial services stocks were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners.
The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies and tax advisers, and should refer to the prospectus for the applicable contract, for more information concerning this investor control issue.
The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Funds, and such guidance could affect the treatment of the Funds, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Funds will be able to operate as currently described, or that the Funds will not have to change their investment objectives or investment policies. Each Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.
Certain Investments of the Funds
A Fund’s transactions in options, futures contracts, forward contracts, swap agreements, ETNs, other derivatives, and foreign currencies, as well as any of its hedging, short sale, securities loan, or similar transactions, may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, and short sale rules) the application of which may in certain cases be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect a Fund’s ability to qualify for treatment as a regulated investment company, thus potentially resulting in a Fund-level tax and implicating the variable contract’s qualification for favorable tax treatment.
An investment by a Fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, inflation-indexed bonds, and certain stripped securities will, and certain securities purchased at a market discount may, cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to sell portfolio investments that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.
A Fund’s investments in REIT equity securities, if any, may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.
Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on such a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
A Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a regulated investment company, and can limit the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.

MLPs, if any, in which a Fund invests may qualify as QPTPs. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for regulated investment company qualification. If, however, such a vehicle were to fail to qualify as a QPTP in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement and thus could bear on the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification limits a Fund’s investments in one or more vehicles that are QPTPs to 25% of the Funds’ total assets as of the close of each quarter of the Fund’s taxable year. To the extent an MLP is a regular (non-QPTP) partnership, the MLP’s income and gains allocated to a Fund will constitute qualifying income to the Fund for purposes of the 90% gross income requirement only to the extent such items of income and gain would be qualifying income if earned directly by the Fund. Thus, all or a portion of any income and gains from a Fund’s investment in an MLP that is a regular (non-QPTP) partnership could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement. In such cases, a Fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company, and could bear on its ability to qualify as such.
Foreign Investments and Taxes
Investment income and gains received by a Fund from foreign securities may be subject to foreign income or other taxes, which will reduce the Fund’s yield on such securities and which may be imposed on a retroactive basis. The United States has entered into tax treaties with some foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income. Each Fund intends to qualify for treaty reduced rates where available. It is not possible to determine a Fund’s effective rate of foreign tax in advance.
Special U.S. tax considerations may also apply with respect to foreign investments by a Fund. Investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could result in a tax on the Fund (including interest charges) that cannot be avoided by making distributions to Fund shareholders. To avoid the potential for such a tax to apply, a Fund may elect to mark to market its investment in a PFIC on the last day of each year. A Fund may alternatively elect in certain cases to treat a PFIC as a qualified electing fund, in which case the Fund will be required to include annually its share of the income and net capital gains from the PFIC, regardless of whether it receives any distribution from the PFIC. The market-to-market and qualified electing fund elections may cause a Fund to recognize income prior to the receipt of cash payments with respect to its PFIC investments. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to sell portfolio investments that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.
General Considerations
The rules regarding the taxation of the separate accounts of participating insurance companies that utilize the Funds as investment vehicles for variable life insurance policies and variable annuity contracts are complex. The foregoing is only a summary of certain material United States federal income tax consequences affecting the Funds. Participating insurance companies and owners of variable life insurance policies and variable annuity contracts should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds.
CERTAIN ACCOUNTING INFORMATION
When a Fund writes a call option, an amount equal to the premium received by it is included in its balance sheet as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices. If an option which a Fund has written on an equity security expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.
EXPERTS
Ropes & Gray LLP, The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600 serves as counsel to the Trust.
The financial statements of the Funds incorporated herein by reference from the Trust’s Annual Reports as of December 31, 2021 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in its reports which are also incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the reports of Deloitte & Touche LLP given on the authority of that firm as experts in accounting and auditing. Copies of the Trust’s Annual Reports as of December 31, 2021 are available, without charge, upon request by calling 1-888-309-3539.
The name MML Series Investment Fund II is the designation of the Trustees under a Declaration of Trust dated February 8, 2005, as restated February 28, 2005 and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees, or agents of such Trust, but only the property of the relevant series of the Trust shall be bound.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS
Although the ratings of fixed income securities by S&P, Moody’s, and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.
The descriptions of the S&P, Moody’s, and Fitch’s commercial paper and bond ratings are set forth below.
Commercial Paper Ratings:
S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:
A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.
A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:
Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:
•
Leading market positions in well-established industries.

•
High rates of return on funds employed.

•
Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•
Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•
Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:
F-1—Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F-2—A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
Bond Ratings:
S&P describes its four highest ratings for corporate debt as follows:
AAA—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.
A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s describes its four highest corporate bond ratings as follows:
Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A—Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.
Baa—Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Fitch describes its four highest long-term credit ratings as follows:
AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”
S&P describes its below investment grade ratings for corporate debt as follows:
BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation, and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.
B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.
CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.
CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.
C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody’s describes its below investment grade corporate bond ratings as follows:
Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch describes its below investment grade long-term credit ratings as follows:
BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.
Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.

Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B—PROXY VOTING POLICIES
The following represents the proxy voting policies (the “Policies”) of MML Series Investment Fund II (the “Funds”) with respect to the voting of proxies on behalf of each series of the Funds (the “Series”). It is the policy of the Funds and MML Investment Advisers, LLC (the “Adviser”), as investment manager to the Series, to delegate (with certain exceptions) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series, including shareholder/member/partner votes and consents for private entities that do not involve proxies, even if the securities issued by such private entities are not “voting securities” as defined in Section 2(a)(42) of the Investment Company Act of 1940, as amended. All references to votes by proxy in this policy shall be interpreted to include both votes by proxy and votes and consents that do not involve proxies. The Adviser will vote proxies on behalf of any Fund of Funds or Feeder Funds for which it serves as investment adviser, as well as for any special situations where the Adviser is in the best position to vote the proxy (“Special Situations”).
I. GENERAL PRINCIPLES
In voting proxies, the Adviser and Subadvisers will be guided by general fiduciary principles and their respective written proxy voting policies. The Adviser and Subadvisers will act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.
II. SUBADVISERS TO WHICH THE FUNDS AND ADVISER HAVE DELEGATED PROXY VOTING RESPONSIBILITIES
1.   The Subadvisers each have the duty to provide a copy of their written proxy voting policies to the Adviser and Funds annually. The Subadvisers’ written proxy voting policies will maintain procedures that address potential conflicts of interest.
2.   The Subadvisers will each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and will furnish such records to the Adviser and Funds annually.
3.   The Subadvisers will report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to the Adviser quarterly.
4.   The Subadvisers will provide the Adviser and Funds with all such information and documents relating to the Subadvisers’ proxy voting in a timely manner, as necessary for the Adviser and Funds to comply with applicable laws and regulations.
III. THE FUNDS AND ADVISER
1.   The Chief Compliance Officer of the Funds will annually update the Trustees after a review of proxy voting records.
2.   The Trustees of the Funds will not vote proxies on behalf of the Funds or any Series.
3.   The Adviser will not vote proxies on behalf of the Funds or any Series, except that the Adviser will vote proxies on behalf of any Fund of Funds or Feeder Fund for which it serves as investment adviser or in Special Situations.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at https://www.massmutual.com/funds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

MML INVESTMENT ADVISERS, LLC
As Investment Adviser to the MassMutual Select Funds, MassMutual Premier Funds,
MassMutual Advantage Funds, MML Series Investment Fund, MML Series Investment Fund II, and MassMutual Access Funds
(October 1, 2021)
General Overview
Policy
It is the policy of MML Investment Advisers, LLC (“MML Investment Advisers” or the “Company”) to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), by delegating to subadvisers for each series of the MassMutual Select Funds, MassMutual Premier Funds, MassMutual Advantage Funds, MML Series Investment Fund, MML Series Investment Fund II, and MassMutual Access Funds (each, a “Trust”) proxy voting related to the securities in each subadviser’s respective portfolio, with the following exceptions: (i) each series of a Trust operating as a “fund of funds” where MML Investment Advisers has not delegated proxy voting responsibility to a subadviser (each a “Fund of Funds” and, collectively, the “Funds of Funds”); (ii) each series of the Trusts operating as a “feeder fund” (each, a “Feeder Fund”) to a “master fund” (“Master Fund”); and (iii) in certain other special situations (“Special Situations”). For these exceptions, MML Investment Advisers will act on behalf of the Trusts to vote proxies (including Information Statements) (“Proxies”), as described below.
Background
MML Investment Advisers currently serves as investment adviser to each of the Trusts, including those series that are Funds of Funds and Feeder Funds. The Funds of Funds may invest in other series of the Trusts, funds advised by affiliates of MML Investment Advisers, and/or funds or exchange-traded funds advised by an unaffiliated investment adviser.
MML Investment Advisers will vote Proxies of the underlying funds held by the Funds of Funds, of the related Master Fund for a Feeder Fund, and in certain other Special Situations in accordance with the following procedure.
Procedure
1. When a Fund of Funds holds shares of an underlying fund advised by MML Investment Advisers, MML Investment Advisers will generally vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MML Investment Advisers. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Fund’s Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
2. When a Fund of Funds holds shares of an underlying fund advised by a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MML Investment Advisers or a control affiliate of MML Investment Advisers) of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

3. When a Fund of Funds holds shares of an underlying fund not advised by MML Investment Advisers or a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
4. Notwithstanding paragraph 3 above, (i) in the event a Fund of Funds is investing in an underlying fund pursuant to an exemptive order from the U.S. Securities and Exchange Commission, MML Investment Advisers will vote the shares held by the Fund of Funds in accordance with any conditions set forth in the order; or (ii) in the event a Fund of Funds is investing in an underlying fund pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, MML Investment Advisers will vote the shares held by the Fund of Funds either by seeking instructions from the Fund of Funds’ shareholders or vote the shares in the same proportions (for, against, abstain) as the votes of all other shareholders of the underlying fund.
5. When a fund is structured as a Feeder Fund that is an interest holder of a Master Fund and is requested to vote on any matter submitted to interest holders of the Master Fund, MML Investment Advisers will, on behalf of the Feeder Fund, generally vote the shares held by the Feeder Fund in the same proportions (for, against, abstain) as the votes of all other interest holders of such Master Fund. However, if the Feeder Fund elects to hold a meeting of its own shareholders to consider such matters, MML Investment Advisers will, on behalf of the Feeder Fund, vote the shares held by the Feeder Fund in proportion to the votes received from its shareholders, with shares for which a Feeder Fund receives no voting instructions being voted in the same proportion as the votes received from the other Feeder Fund shareholders.
6. Although rare, there is a possibility of Special Situations presented where MML Investment Advisers is in the best position to vote Proxies. In those Special Situations, which are determined by the Investment Management team in consultation with MML Investment Advisers’ Chief Compliance Officer and/or legal counsel, MML Investment Advisers (i) will, when the Special Situation involves a proxy for a Funds’ investment in another mutual fund or pooled investment vehicle, generally vote the shares held in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund; (ii) may seek instruction from the relevant Trust’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions; or (iii) may vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Trust and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (iii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
Operating Procedures
MML Investment Advisers exercises its proxy voting responsibility with respect to the Funds of Funds, Feeder Funds, and Special Situations through the Investment Management team.
All proxy statements, including Information Statements (“Proxy Statements”) and proxy cards received by associates relating to a Fund of Funds, Feeder Fund, or Special Situations are to be immediately forwarded to the Investment Management team. The head of Investment Management or that person’s designee, then is responsible for (i) logging, reviewing and casting the vote for all Proxies solicited and received, (ii) voting such Proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.

Record Retention
The Investment Management team will retain for such time periods as set forth in Rule 204-2:
•
Copies of all policies and procedures required by the Rule;

•
A copy of each Proxy Statement that MML Investment Advisers receives regarding a Fund of Fund’s or Feeder Fund’s investments;

•
A copy of each Proxy Statement that MML Investment Advisers receives regarding a Special Situation;

•
A record of each vote cast by MML Investment Advisers on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation; and

•
A copy of any document created by MML Investment Advisers that was material to making a decision how to vote Proxies on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation or that otherwise memorializes the basis for that decision.

BARINGS LLC
GLOBAL PROXY VOTING POLICY
Key Points
•
Barings LLC (“Barings”) has established a Proxy Voting Policy to establish the manner in which Barings fulfills its proxy voting responsibilities and complies with applicable regulations

•
Any proxies received by Barings should be forwarded as soon as possible to the Proxy Voting Team for timely processing and voting

•
Barings has a responsibility to oversee any service providers it may engage to facilitate proxy voting on behalf of its clients

Introduction/Policy Statement
As an investment adviser or manager, Barings has a fiduciary duty to vote proxies on behalf of its clients (“Clients”). Regulations that apply to Barings, including Rule 206(4)-6 of the Investment Advisers Act of 1940 applicable to US regulated investment advisers, requires that Barings adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of its Clients. The policies and procedures must:
•
Describe how Barings addresses material conflicts that may arise between Barings’ interests and those of its Clients;

•
Disclose to Clients how they may obtain information regarding how Barings voted with respect to their securities; and

•
Describe to Clients Barings’ proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

The purpose of this Global Proxy Voting Policy (“Policy”) is to establish the manner in which Barings will fulfill its proxy voting responsibilities and comply with applicable regulatory requirements. Barings understands that voting proxies is part of its investment advisory and management responsibilities and believes that as a general principle proxies should be acted upon (voted or abstained) solely in the best interests of its Clients (i.e., in a manner that is most likely to enhance the economic value of the underlying securities held in Client accounts).
No Barings associate (“Associate”), officer, board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Policy) can influence how Barings votes proxies, unless such person has been requested to provide assistance from an authorized investment person or designee (“Proxy Analyst”) or from a member of the Trading Practices Committee and has disclosed any known Material Conflict, as discussed in the Procedures section below.
Requirements
Standard Proxy Procedures
Barings engages a proxy voting service provider (“Service Provider”) responsible for processing and maintaining records of proxy votes. In addition, the Service Provider, a recognized authority on proxy voting and corporate governance, provides research and recommendations (including environmental, social and governance topics) on proxies to Barings as its research provider (“Research Provider”). Barings’ policy is to generally vote all Client proxies for which it has proxy voting discretion in accordance with the recommendations of the Research Provider or with the Research Provider’s proxy voting guidelines (“Guidelines”), in the absence of a recommendation. In circumstances where the Research Provider has not provided a recommendation, the proxy will be analyzed on a case-by-case basis.
Barings recognizes that there may be times when it is in the best interests of Clients to vote proxies, (i) against the Research Provider’s recommendations; or (ii) in instances where the Research Provider has not provided a recommendation, against the Guidelines. Barings can vote, in whole or part, against the Research Provider’s recommendations or Guidelines as it deems appropriate. Procedures are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of Clients and are not the result of any material conflict of interest (“Material Conflict”). For purposes of this Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or Associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Review of Service Provider/Research Provider
In determining whether to retain, or continue the retention of, the Service Provider and/or Research Provider Barings should consider, among other things:
•
if the Service Provider and/or Research Provider have the capacity and competency to adequately analyze the matters for which Barings is responsible for voting by, for example, reviewing the adequacy and quality of the Service Provider’s and/or Research Provider’s staffing, personnel, and/or technology;

•
if the Research Provider has an effective process for seeking timely input from issuers and Research Provider clients with respect to such matters as its proxy voting policies, methodologies, and if applicable, its peer group constructions. If peer group comparisons are a component of the Research Provider’s substantive evaluation, Barings should consider how the Research Provider incorporates appropriate input in formulating its methodologies and construction of issuer peer groups, and how, in constructing peer groups, the Research Provider takes into account the unique characteristics regarding the issuer, to the extent available, such as the issuer’s size; its governance structure; its industry and any particular practices unique to that industry; and its history;

•
whether the Research Provider has adequately disclosed to Barings its methodologies in formulating voting recommendations, such that Barings can understand the factors underlying the Research Provider’s voting recommendations. In addition, Barings should consider the nature of any third-party information sources that the Research Provider uses as a basis for its voting recommendations;

•
whether the Research Provider has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest, including (1) conflicts relating to the provision of proxy voting recommendations and proxy voting services generally, (2) conflicts relating to activities other than providing proxy voting recommendations and proxy voting services, and (3) conflicts presented by certain affiliations;

•
the effectiveness of the Research Provider’s firm’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. In assessing such matters, Barings should consider: the Research Provider’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner; and

•
Barings should consider requiring the Research Provider to update Barings regarding business changes Barings considers relevant (i.e., with respect to the Research Provider’s capacity and competency to provide independent proxy voting advice or carry out voting instructions), and should consider whether the Research Provider appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders.

Other Considerations
There could be circumstances where Barings is unable or determines not to vote a proxy on behalf of its Clients. The following is a non-inclusive list of examples whereby Barings may decide not to vote proxies on behalf of its Clients:
•
The cost of voting a proxy for a foreign security outweighs the expected benefit to the Client, so long as refraining from voting does not materially harm the Client;

•
Barings is not given enough time to process the vote (i.e., receives a meeting notice and proxy from the issuer too late to permit voting);

•
Barings may hold shares on a company’s record date, but sells them prior to the company’s meeting date;

•
Barings has outstanding sell orders on a particular security and the decision to refrain from voting may be made in order to facilitate such sale;

•
The underlying securities have been lent out pursuant to a security lending program; or

•
The company has participated in share blocking, which would prohibit Barings ability to trade or loan shares for a period of time.

Administration of Proxy Voting
Barings has designated the Proxy Voting Team to ensure the responsibilities set forth in this Policy are satisfied.
Handling of Proxies
Proxy statements and ballots are typically routed directly to Barings’ proxy voting Service Provider. In the event that an Associate receives a proxy statement or ballot, the Associate should immediately forward the statement or ballot to the Proxy Voting Team who will record receipt of the proxy, route the materials for review, maintain a record of all action taken and process votes.
Voting of Proxies
Typically, Barings will vote all Client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendation or Guidelines, unless (i) Barings is unable or determines not to vote a proxy in accordance with the Policy; or (ii) a Proxy Analyst determines that it is in the Clients’ best interests to vote against the Research Provider’s recommendation or Guidelines. In the event a Proxy Analyst believes a proxy should be voted against the Research Provider’s recommendations or Guidelines, the Proxy Voting Team will vote the proxy in accordance with the Proxy Analyst’s recommendation so long as (i) no other Proxy Analyst disagrees with such recommendation; and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Voting Team. If a Material Conflict is identified by a Proxy Analyst or the Proxy Voting Team, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve the Clients’ best interests.
Pre-vote communications with proxy-solicitors are prohibited. In the event that a pre-vote communication occurs, it should be reported to the Trading Practices Committee, the relevant Head of Compliance and/or General Counsel prior to voting. Any questions or concerns regarding proxy-solicitor arrangements should be addressed to the relevant Head of Compliance and/or General Counsel, or the respective designees.
Oversight
Barings’ Trading Practices Committee is responsible for (i) at least annually, reviewing and recommending changes as needed to the Policy including but not limited to how proxies are processed, to ensure that the Policy serves its intended purpose; (ii) approving proxy voting forms as needed; and (iii) reviewing any proposed changes to disclosures. In addition to the above, the Proxy Voting Team will provide materials to the Barings’ Trading Practices Committee on the following matters:
•
The extent to which potential credible factual errors, potential incompleteness, or potential methodological weaknesses in the Service Provider and or Research Provider (that Barings becomes aware of and deems relevant) are materially affecting the research or recommendations that Barings used or is using in voting;

•
Confirm to the Trading Practices Committee that it believes that Barings is casting votes on behalf of its clients consistently with the Policy.This confirmation will be based on the Proxy Voting Team, at least annually, sampling the proxy votes cast on behalf of its clients. The review will consist of sampling of proxy votes that relate to proposals that may require more issuer-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations) and providing the results of this testing to the Trading Practices Committee;

•
Periodically reviewing the Service Provider’s guidelines used in the voting of proxies and notify the Trading Practices Committee of any material changes;

•
Confirm that Barings is casting votes when a conflict of interest exists in compliance with the Policy;

•
Escalating any issues relating to proxy voting identified during internal or external audits or assessments or reviews to Trading Practices Committee; and

•
In circumstances where either the Proxy Voting Team has not provided a recommendation or has not contemplated an issue within its Guidelines and the proxy is analyzed on a case-by-case basis, or the matter subject to the proxy was contested or highly controversial, considering whether a higher degree of analysis was necessary to assess whether any votes cast on behalf of Barings’ clients were cast in the clients’ best interest.

New Account Procedures
Investment management agreements generally delegate the authority to Barings to vote proxies in accordance with its Policy. In the event that an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the Client as to their voting preference. However, when the Client does not provide written instructions as to their voting preference, Barings will assume proxy voting responsibilities. In the event that a Client makes a written request regarding proxy voting, Barings will vote as instructed.
Required Disclosures and Client Request for Information
Barings will include a summary of this Policy in the Form ADV Part 2A for its US registered investment advisers, as well as provide instructions as to how a Client may request a copy of this Policy and/or a record of how Barings voted the Client’s proxies. Requests will be directed to the Proxy Voting Team, who will provide the information to the appropriate client service representative in order to respond to the Client in a timely manner.
Conflict Resolution and Escalation Process
Associates should immediately report any issues they believe are a potential or actual breach of this Policy to their relevant business unit management and to the relevant Chief Compliance Officer (or relevant designee). The relevant Chief Compliance Officer (or relevant designee) will review the matter and determine whether the issue is an actual breach and whether to grant an exception, and/or the appropriate course of action. When making such determination, the relevant Chief Compliance Officer (or relevant designee) may, as part of his/her review, discuss the matter with relevant business unit management, members of the Senior Leadership Team, governance committees or other parties (i.e. legal counsel, auditor, etc).
The relevant Compliance Department can grant exceptions to any provision of this Policy so long as such exceptions are consistent with the purpose of the Policy and applicable law, are documented and such documentation is retained for the required retention period. Any questions regarding the applicability of this Policy should be directed to the appropriate Compliance Department or the relevant Chief Compliance Officer (or relevant designee).
Books and Records Retained
The table below identifies each Record that is required to be retained as it relates to this Policy unless a different retention period is required by local regulations in the relevant jurisdiction. Records may be unique to the relevant jurisdiction or combined with records maintained by Barings.
Description/Requirement	Barings Record	Creator	Owner	Retention Period	Source
The Trading Practices Committee review of Policy, proxy activity, and approval of Proxy Voting Forms	Trading Practices Committee meeting materials	Proxy Voting Team	Trading Practices Committee Chairperson	7 Years	Barings Policy Requirement and Investment Advisers Act of 1940, Rule 206(4)-6 Barings Policy requirement for Barings US regulated Advisers
Proxy statements, research, recommendations, and records of votes cast	Proxy Records	Service Provider or Proxy Voting Team	Service Provider or Proxy Voting Team	7 Years	Barings Policy Requirement and Investment Advisers Act of 1940, Rule 206(4)-6 Barings Policy requirement for Barings US regulated Advisers
Proxy Voting Forms (including supporting documentation used in deciding how to vote)	Proxy Voting Forms	Proxy Voting Team and/or Proxy Analyst	Proxy Voting Team	7 Years	Barings Policy Requirement and Investment Advisers Act of 1940, Rule 206(4)-6 Barings Policy requirement for Barings US regulated Advisers
Client written requests for proxy voting information and responses thereto	Client Proxy Requests	Proxy Voting Team	Proxy Voting Team	7 Years	Barings Policy Requirement and Investment Advisers Act of 1940, Rule 206(4)-6 Barings Policy requirement for Barings US regulated Advisers

Description/Requirement	Barings Record	Creator	Owner	Retention Period	Source
Form N-PX, for proxies voted on behalf of an investment company for which Barings serves as investment adviser and is responsible for making such filing on behalf of its Clients	Form N-PX	Proxy Voting Team	Proxy Voting Team	7 Years	Barings Policy requirement and Investment Advisers Act of 1940, Rule 206(4)‑6 for Barings US regulated Advisers Rule 30b1‑4
The Proxy Voting Policy, associated procedures and any amendments thereto	Proxy Voting Policy	Compliance Department	Compliance Department	7 Years	Barings Policy requirement
A copy of the Research Provider’s proxy voting guidelines	Research Provider’s Proxy Voting Guidelines	Research Provider	Proxy Voting Team	7 Years	Barings Policy requirement
Original Date of Policy:
October 2004 (Barings)
Last Revision Date:
March 2021

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC
Proxy Voting
I.
Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global Investment Management, LLC (“Brandywine Global”) shall vote proxies for each client account for which the client:
A.
has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

B.
without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.
At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.
II.
General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values.
Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment, but will consider environmental, social, and governance issues that may impact the value of the investment, either through introducing opportunity or by creating risk to the value.
III.
How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.
In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.
The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.
In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

IV.
Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.
With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.
V.
Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.
(1)
Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.
A.
Brandywine Global’s Compliance Department annually requires each Brandywine Global employee, to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

B.
Brandywine Global treats client and wrap sponsor relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

C.
As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Franklin Resources business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Franklin Resources-owned asset manager) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Franklin Resources business units and because of the existence of informational barriers between Brandywine Global and certain other Franklin Resources business units.

(2)
Procedures for Assessing Materiality of Conflicts of Interest

A.
All potential conflicts of interest identified pursuant to the procedures outlined in Section V.(1)A. must be brought to the attention of the Investment Committee for resolution.

B.
The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

C.
If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

(3)
Procedures for Addressing Material Conflicts of Interest

A.
With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b., if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

(a)
confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

(b)
confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

(c)
in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

(d)
disclosing the conflict to clients and obtaining their consent before voting;

(e)
suggesting to clients that they engage another party to vote the proxy on their behalf; or

(f)
such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

B.
A written record of the method used to resolve a material conflict of interest shall be maintained.

VI.
Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.
(A.)
  Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.
(B.)
  Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.
VII. Proxy Voting-Related Disclosures
(A.)
  Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Franklin Resources-owned asset managers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s ultimate parent, Franklin Resources, Inc., any other Franklin Resources business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.
Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.
If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Franklin Resources business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.
(B.)
  Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.
Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.
Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.
(C.)
  Delegations of Duites

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.
VIII. Shareholder Activism and Certain Non-Proxy Voting Matters
In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.
Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.
IX.
Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:
A.
a copy of this Policy and Procedures, including any and all amendments that may be adopted;

B.
a copy of each proxy statement that Brandywine Global receives regarding client securities;

C.
a record of each vote cast by Brandywine Global on behalf of a client;

D.
documentation relating to the identification and resolution of conflicts of interest;

E.
any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

F.
a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G.
records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.
To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Appendix A
Proxy Voting Guidelines
Brandywine Global Diversified Portfolio Management Team
Proxy Voting Guidelines
Below are proxy voting guidelines that Brandywine Global’s Diversified Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.
I.
Compensation

A.
We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive. We may consider current and past stock option grants in determining whether the cumulative dilution is excessive.

B.
We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C.
We vote for compensation plans that are tied to the company achieving set profitability hurdles. Plans are structured this way to comply with IRS laws allowing for deductibility of management compensation exceeding $1 million.

D.
We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

E.
We vote against attempts to increase incentive stock options available for issuance when the shares underlying such options would exceed 10% of the company’s outstanding shares.

F.
We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

G.
We vote against stock option plans allowing for very large allocations to a single individual because we generally believe that stock option plans should provide for widespread employee participation.

H.
We vote against proposals to authorize or approve loans to company executives or Board members for personal reasons or for the purpose of enabling such persons to purchase company shares.

II.
Governance

A.
We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.

B.
We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.
Anti-Takeover

We vote against anti-takeover measures, including without limitation:
A.
Staggered Boards of Directors (for example, where 1∕3 of a company’s Board is elected each year rather than the entire Board each year).

B.
Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.
Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.
Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V.
Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.
Brandywine Global Fundamental Equities Portfolio Management Team
Proxy Voting Guidelines
Below are proxy voting guidelines that Brandywine Global’s Fundamental Equities Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.
I.
Compensation

A.
We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B.
We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C.
We vote for measures that give shareholders a vote on executive compensation.

D.
We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E.
We vote against any attempt to re-price options. Also, we vote against the re- election of incumbent Directors in the event of such a re-pricing proposal.

F.
We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G.
We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

II.
Governance

A.
We vote for cumulative shareholder voting.

B.
We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

C.
We vote against related-party transactions involving directors, senior members of company management or other company insiders.

III.
Anti-Takeover

We vote against anti-takeover measures:
A.
Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.
Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.
Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

D.
Change-of-Control Contracts, which grant benefits to company personnel (typically members of senior company management) in the event the company is acquired or is otherwise subject to a change of control.

IV.
Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.
V.
Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly, it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.
Brandywine Global Fixed Income Portfolio Management Team
Proxy Voting Guidelines
Below are proxy voting guidelines that Brandywine Global Fixed Income Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.
I.
Compensation

A.
We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B.
We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C.
We vote for measures that give shareholders a vote on executive compensation.

D.
We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E.
We vote against any attempt to re-price options. Also, we vote against the re- election of incumbent Directors in the event of such a re-pricing proposal.

F.
We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G.
We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

II.
Governance

A.
We vote for cumulative shareholder voting.

B.
We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.
Anti-Takeover

We vote against anti-takeover measures, including without limitation:
A.
Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.
Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.
Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.
Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.
V.
Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.

INVESCO’S POLICY STATEMENT ON GLOBAL CORPORATE GOVERNANCE AND PROXY VOTING
Effective January 2021
I. Introduction

Invesco Ltd. and its affiliated investment advisers (collectively, “Invesco”, the “Company”, “our” or “we”) has adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Policy”) which it believes describes policies and procedures reasonably designed to ensure that proxies are voted in the best interests of its clients. This Policy is intended to help Invesco’s clients understand our commitment to responsible investing and proxy voting, as well as the good governance principles that inform our approach to engagement and voting at shareholder meetings.
A. Our Commitment to Environmental, Social and Governance Investment Stewardship and Proxy Voting
Our commitment to environmental, social and governance (ESG) principles is a core element of our ambition to be the most client centric asset manager. We aspire to incorporate ESG considerations into all of our investment capabilities in the context of financial materiality and in the best interest of our clients. Our Global ESG team functions as a center of excellence, providing specialist insights on research, engagement, voting, integration, tools, and client and product solutions with investment teams implementing ESG approaches appropriate to asset class and investment style. Much of our work is rooted in fundamental research and frequent dialogue with companies.
Invesco views proxy voting as an integral part of its investment management responsibilities. The proxy voting process at Invesco focuses on protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. The voting decision lies with our portfolio managers and analysts with input and support from our Global ESG team and Proxy Operations functions. Our proprietary proxy voting platform (“PROXYintel”) facilitates implementation of voting decisions and rationales across global investment teams. Our good governance principles, governance structure and processes are designed to ensure that proxy votes are cast in accordance with clients’ best interests.
As a large active investor, Invesco is well placed to use our ESG expertise and beliefs to engage with portfolio companies in ways which drive corporate change that we believe will enhance shareholder value. We take our responsibility as active owners very seriously and see engagement as an opportunity to encourage continual improvement and ensure that our clients’ interests are represented and protected. Dialogue with portfolio companies is a core part of the investment process. Invesco may engage with investee companies to discuss environmental, social and governance issues throughout the year or on specific ballot items to be voted on.
Our passive strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds) will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies. Invesco refers to this approach as “Majority Voting”. This process of Majority Voting ensures that our passive strategies benefit from the engagement and deep dialogue of our active investors, which Invesco believes benefits shareholders in passively-managed accounts. In the absence of overlap between the active and passive holders, the passive holders vote in line with our internally developed voting guidelines (as defined below). Portfolio managers and analysts for accounts employing Majority Voting retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.
B. Applicability of Policy
Invesco may be granted by its clients the authority to vote the proxies of securities held in client portfolios. Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.
This Policy applies to all entities in Exhibit A. Due to regional or asset class specific considerations, there may be certain entities that have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event that local policies and the Global Policy differ, the local policy will apply. These entities are also listed in Exhibit A and include proxy voting guidelines specific to; Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts. In Europe, we comply with the Shareholder Rights Directive and publish our disclosures and voting practices in this regard.

II. Global Proxy Voting Operational Procedures

Invesco’s global proxy voting operational procedures are in place to implement the provisions of this Policy (the “Procedures”). At Invesco, proxy voting is conducted by our investment teams through PROXYintel. Our investment teams globally are supported by Invesco’s centralized team of ESG professionals and proxy voting specialists. Invesco’s Global ESG team oversees the proxy policy, operational procedures, inputs to analysis and research and leads the Global Invesco Proxy Advisory Committee (“Global IPAC”). Invesco’s global proxy administration team is responsible for operational implementation including vote execution oversight.
Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy as implemented by the Procedures. Our portfolio managers and analysts review voting items based on their individual merits and retain full discretion on vote execution conducted through our proprietary proxy voting platform. Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms.
A. Proprietary Proxy Voting Platform
Invesco’s proprietary proxy voting platform is supported by a dedicated team of internal proxy specialists. PROXYintel streamlines the proxy voting process by providing our investment teams globally with direct access to meeting information and proxies, external proxy research and ESG ratings, as well as related functions, such as management of conflicts of interest issues, significant votes, global reporting and record-keeping capabilities. Managing these processes internally, as opposed to relying on third parties, is designed to provide Invesco greater quality control, oversight and independence in the proxy administration process.
Historical proxy voting information is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use PROXYintel to access third-party proxy research and ESG ratings.
Our proprietary systems facilitate internal control and oversight of the voting process. Invesco may choose to leverage this capability to automatically vote proxies based on its internally developed voting guidelines and in circumstances where Majority Voting applies.
B. Oversight of Voting Operations
Invesco’s Proxy Governance and Voting Manager provides oversight of the proxy voting verification processes facilitated by a dedicated proxy administration team which include; (i) the monthly global vote audit review of votes cast containing documented rationales of conflicts of interest votes, market and operational limitations; (ii) the quarterly sampling of proxy votes cast to determine that (a) Invesco is voting consistently with this Policy and (b) third-party proxy advisory firms’ methodologies in formulating the vote recommendation are consistent with their publicly disclosed guidelines; and (iii) quarterly review of rationales with the Global IPAC of occasions where a portfolio manager may take a position that may not be in accordance with Invesco’s good governance principles and our internally developed voting guidelines.
To the extent material errors are identified in the proxy voting process, such errors are reviewed and reported to, as appropriate, the Global Head of ESG, Global Proxy Governance and Voting Manager, legal and compliance, the Global IPAC and relevant boards and clients, where applicable. Invesco’s Global Head of ESG and Proxy Governance and Voting Manager provide proxy voting updates and reporting to the Global IPAC, various boards and clients. Invesco’s proxy voting administration and operations are subject to periodic review by Internal Audit and Compliance groups.
C. Disclosures and Record Keeping
Unless otherwise required by local or regional requirements, Invesco maintains voting records in either electronic format or hard copy for at least 6 years. Invesco makes available its proxy voting records publicly in compliance with regulatory requirements and industry best practices in the regions below:
•
In accordance with the US Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. That filing is made on or before August 31st of each year. Each year, the proxy voting records are made available on Invesco’s website (https://www.invesco.com/corporate/about-us/esg). Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment manager’s voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
•
In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually (https://vds.issgovernance.com/vds/#/Mzk3MA==/).

•
In Canada, Invesco publicly discloses our annual proxy votes each year (https://vds.issgovernance.com/vds/#/MTg2Mg==/) by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.

•
In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code.

•
In India, Invesco publicly discloses our proxy votes quarterly in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all mutual funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010 and March 24, 2014, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.

•
In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.

•
In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors.

D. Global Invesco Proxy Advisory Committee
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally, Invesco’s Global Head of ESG and chaired by its Global Proxy Governance and Voting Manager. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, to assist Invesco in meeting regulatory obligations, to review votes not aligned with our good governance principles and to consider conflicts of interest in the proxy voting process, all in accordance with this Policy.
In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Global ESG team and local proxy voting practices to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; (iv) the Conflict of Interest sub-committee will make voting decisions on submissions made by portfolio managers on conflict of interest issues to override the Policy; and (v) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations.
In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy voting process.
E. Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:
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In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

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Some companies require a representative to attend meetings in person to vote a proxy, additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative, signing a power-of-attorney or submitting additional disclosures outweigh the benefit of voting a particular proxy.

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Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.

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Invesco held shares on the record date but has sold them prior to the meeting date.

In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, a proxy voting service may not be offered by the custodian in the local market or due to operational issues experienced by third-parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent.
F. Securities Lending
Invesco’s funds may occasionally participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy outweighs the benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. The relevant portfolio manager will make these determinations.
G. Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.
Invesco’s proxy administration team maintains a list of all such issuers for which a conflict of interest exists (“Global Conflicts List”). Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the proxy administration team. The Global Conflicts List is updated periodically by the proxy administration team so as to seek to ensure an updated view is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies on the Global Conflicts List will be voted in line with the principles below as implemented by Invesco’s internally developed voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure justification and rationales are fully documented and presented to the Global IPAC Sub-committee for a majority vote of its members.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that may be held in client accounts.

Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
Voting Fund of Funds
There may be conflicts that can arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out how Invesco votes in these instances.
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In the United States, as required by law, proportional voting applies.

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Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund, where required by law.

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Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund where the thresholds are met as required by federal securities law or any exemption therefrom.

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To the extent proportional voting is required by law, but not operationally possible, Invesco will not vote the shares.

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For US fund of funds where proportional voting is not required by law, Invesco will still apply proportional voting. In the event this is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).

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For non-US fund of funds Invesco will vote in line with our above-mentioned firm-level conflicts of interest process unless we have local policies in place as per Exhibit A.

H. Use of Third-Party Proxy Advisory Services
Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms. Globally, Invesco leverages research from Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). Invesco generally retains full and independent discretion with respect to proxy voting decisions.
ISS and GL both provide research reports, including vote recommendations, to Invesco and its portfolio managers and analysts. Invesco retains ISS to provide recommendations based on Invesco’s internally developed custom guidelines. Updates to previously issued proxy research reports may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors which may result in the issuance of revised proxy vote recommendations. Invesco’s proxy administration team may periodically monitor for these research alerts issued by ISS and GL that are shared with our investment teams. There may be instances where these updates may not be provided in a timely manner ahead of the vote deadline.
Invesco also retains ISS to assist with services that include receipt of proxy ballots, vote execution through PROXYintel and vote disclosure in Canada, the UK and Europe to meet regulatory reporting obligations.
As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages globally. This includes reviews of information regarding the capabilities of their research staff, methodologies for formulating voting recommendations, the adequacy and quality of personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest.
The proxy advisory firms Invesco engages globally complete an annual due diligence questionnaire submitted by Invesco, and Invesco conducts annual due diligence meetings in part to discuss their responses to the questionnaire. In addition, Invesco monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards. ISS and GL disclose conflicts to Invesco through a review of their policies, procedures and practices regarding potential conflicts of interests (including inherent internal conflicts) as well as disclosure of the work ISS and GL perform for corporate issuers and the payments they receive from such issuers. Invesco conducts semi-annual roundtables with external proxy and governance experts and our Global IPAC to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies.
Invesco’s compliance function completes a review of the System and Organizational Controls (“SOC”) Reports for each proxy advisory firm to ensure the related controls operated effectively to provide reasonable assurance.
In addition to ISS and GL, Invesco may use regional third-party research providers to access regionally specific research.
I. Review of Policy
The Global IPAC and Invesco’s Global ESG team, proxy administration team, compliance and legal teams annually communicate and review this Policy and our internally developed voting guidelines to seek to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices. At least annually, this Policy and our internally developed voting guidelines are reviewed by various groups within Invesco to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III. Our Good Governance Principles

Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global ESG team. The broad philosophy and guiding principles in this section inform our approach to investment stewardship and proxy voting. These principles are not intended to be exhaustive or prescriptive.
Our portfolio managers and analysts retain full discretion on vote execution except where otherwise specified in this Policy. The final voting decisions may incorporate the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. To the extent a portfolio manager chooses to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.
The following guiding principles apply to operating companies. We apply a separate approach to investment companies and unit investment trusts. Where appropriate, these guidelines are supplemented by additional internal guidance that considers regional variations in best practices, disclosure and region-specific voting items.
The following are high-level governance principles that Invesco endorses:
A. Transparency
Investors require accurate, timely and complete information in order to make informed investment decisions and effectively carry out their stewardship obligations. Invesco supports the highest standards in corporate transparency, including but not limited to the following areas:
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.

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We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.

B. Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.
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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.

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We generally support proposals to decommission differentiated voting rights.

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Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.

Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
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We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.

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In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).

Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:
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Adoption of proxy access rights

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Rights to call special meetings

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Rights to act by written consent

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Reduce supermajority vote requirements

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Remove antitakeover provisions

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Requirement that directors are elected by a majority vote

In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice.
Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.

Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.
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We will generally vote against the lead independent director and/or the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.

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We will generally vote against the lead independent director and/or incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.

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We will generally vote against the incumbent chair of the compensation committee if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.

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In addition, we will generally vote against the incumbent compensation committee chair where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.

C. Board Composition
Annual director elections: Board members should generally stand for election annually and individually.
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We will generally support proposals requesting that directors stand for election annually.

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We will generally vote against the incumbent governance committee chair or lead independent director if a company has a declassified board structure that is not being phased out. This policy will not apply in regions where market practice is for directors to stand for election on a staggered basis or for boards that do not oversee significant commercial operations.

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When a board is presented for election as a slate (i.e., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.

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Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.

Board size: We will generally defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.
Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
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We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.

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We will generally vote against non-independent directors serving on the audit committee.

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We will generally vote against non-independent directors serving on the compensation committee.

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We will generally vote against non-independent directors serving on the nominating committee.

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In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
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We will generally vote against the incumbent nominating committee chair where the board chair is not independent unless a lead independent or senior director is appointed.

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We will generally support shareholder proposals requesting that the board chair be an independent director.

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We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Directors serving on the board should attend at least 75% of their board and committee meetings, where applicable. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
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We will generally vote against directors who do not attend 75% of their meetings unless there are extenuating circumstances such as health matters or family emergencies.

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We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.

Diversity: We encourage companies to continue to evolve diversity and inclusion practices. Boards should be comprised of directors with a variety of relevant skills and industry expertise together with a diverse profile of individuals of different genders, ethnicities, skills, tenures and backgrounds in order to provide robust challenge and debate. We consider diversity at the board level, within the executive management team and in the succession pipeline.
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We will generally vote against the incumbent nominating committee chair of a board where women constitute less than two board members or 25% of the board, whichever is lower, for two or more consecutive years, unless incremental improvements are being made to diversity practices.

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In addition, we will consider a company’s performance on broader types of diversity which may include diversity of skills, non-executive director tenure, ethnicity or other factors where appropriate and reasonably determinable. We will generally vote against the incumbent nominating committee chair if there are multiple concerns on diversity issues.

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We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

D. Long Term Stewardship of Capital
Capital allocation: Invesco expects companies to responsibly raise and deploy capital towards the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.
Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested in order to facilitate a stock split.

Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
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We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.

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We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.

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We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.

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With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides including the likelihood that the proposed goals can be met, positions of stock ownership in the company.

E. Environmental, Social and Governance Risk Oversight
Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.
Invesco considers the adequacy of a company’s response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board subcommittees when determining if it is appropriate to hold certain director nominees accountable for these material failures.
Material governance or risk oversight failures at a company may include, without limitation:
(i)
significant bribery, corruption or ethics violations;

(ii)
events causing significant environmental degradation;

(iii)
significant health and safety incidents; or

(iv)
failure to ensure the protection of human rights.

Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.
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Where Invesco finds significant gaps in terms of management and disclosure of environmental, social and governance risk policies, we will generally vote against the annual reporting and accounts or an equivalent resolution.

Shareholder proposals addressing environmental and social risks: Invesco may support shareholder resolutions requesting that specific actions be taken to address environmental and social issues or mitigate exposure to material environmental and social risks, including reputational risk, related to these issues. When considering such proposals, we will consider a company’s track record managing these risks, the efficacy of the proposal’s request and whether the requested action is unduly burdensome.
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We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.

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We will generally support shareholder resolutions requesting that companies provide additional information on material environmental, social and governance risks facing their businesses, provided that such requests are not unduly burdensome or duplicative with a company’s existing reporting. These may include but are not limited to the following: gender pay gap reporting requests, political contributions and lobbying disclosure, information on data security, privacy, and internet practices, and reporting on climate change risks.

Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
F. Executive Compensation and Alignment
Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation related proposals where more than one of the following is present:
(i)
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;

(ii)
there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;

(iii)
vesting periods for long term incentive awards are less than three years;

(iv)
the company “front loads” equity awards;

(v)
there are inadequate risk mitigating features in the program such as clawback provisions;

(vi)
excessive, discretionary one-time equity grants are awarded to executives;

(vii)
less than half of variable pay is linked to performance targets, except where prohibited by law.

Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

Exhibit A
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland GmbH
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Asset Management Spain
Invesco Australia Ltd
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Managed Accounts, LLC
Invesco Management S.A
Invesco Overseas
Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.a.r.l1
Invesco Senior Secured Management, Inc.
Invesco Taiwan Ltd*1
Invesco Trust Company Oppenheimer Funds, Inc.
WL Ross & Co. LLC
*  Invesco entities with specific proxy voting guidelines
1  Invesco entities with specific conflicts of interest policies

T. ROWE PRICE ASSOCIATES, INC. AND ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.
Global Portfolio Companies
The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations—Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
REPORTING, RECORD RETENTION AND OVERSIGHT
The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.
TRP 2021 Proxy Voting Policies and Procedures.doc
Updated: February 2021

WESTERN ASSET MANAGEMENT COMPANY, LLC
WESTERN ASSET MANAGEMENT COMPANY LIMITED
PROXY VOTING POLICIES AND PROCEDURES
BACKGROUND
An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.
POLICY
As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.
While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).
In exercising its voting authority,Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.
PROCEDURES
Responsibility and Oversight
The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.
Client Authority
The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.
Proxy Gathering
Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.
Proxy Voting
Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:
(a)
Proxies are reviewed to determine accounts impacted.

(b)
Impacted accounts are checked to confirm Western Asset voting authority.

(c)
Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

(d)
If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

(e)
Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

(f)
Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing
Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.
Recordkeeping
Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
(a)
A copy of Western Asset’s proxy voting policies and procedures.

(b)
Copies of proxy statements received with respect to securities in client accounts.

(c)
A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

(d)
Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

(e)
A proxy log including:

(1)
Issuer name;

(2)
Exchange ticker symbol of the issuer’s shares to be voted;

(3)
Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

(4)
A brief identification of the matter voted on;

(5)
Whether the matter was proposed by the issuer or by a shareholder of the issuer;

(6)
Whether a vote was cast on the matter;

(7)
A record of how the vote was cast; and

(8)
Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for a period of not less than five years with the first two years in Western Asset’s offices.
Disclosure
Western Asset’s proxy policies and procedures are described in the firm’s Part 2A of Form ADV. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest
All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:
(1)
Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

(2)
Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

(3)
Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines
Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.
Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.
Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.
I. Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:
(1)
Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:
(a)
Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

(b)
Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

(c)
Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

(d)
Votes are cast on a case-by-case basis in contested elections of directors.

(2)
Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
(a)
Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

(b)
Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

(c)
Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

(d)
Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

(3)
Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.
(a)
Western Asset votes for proposals relating to the authorization of additional common stock.

(b)
Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

(c)
Western Asset votes for proposals authorizing share repurchase programs.

(4)
Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.
(5)
Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:
(a)
Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

(b)
Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

(6)
Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.
(a)
Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

(b)
Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

(7)
Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle.
II. Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
(1)
Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

(2)
Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

(3)
Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III. Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.
(1)
Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

(2)
Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers
In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.
(1)
Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

(2)
Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

(3)
Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

(4)
Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V. Environmental, Social and Governance Matters
Western Asset considers ESG matters as part of the overall investment process. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.
As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.
As a general matter, Western Asset votes to encourage management and governance practices that enhance the strength of the issuer, build value for investors, and mitigate risks that might threaten their ability to operate and navigate competitive pressures.
Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.
Western Asset’s engagement process is aligned with the principles of the United Nations Global Compact (UNGC) and engages with issuers on the principles enshrined within it. Some of these issues include, but are not restricted to, Climate Risk and Environmental Management, Diversity and Development of Talent, Human Rights and Supply Chain Management, Product Safety and Security, Transparency in Reporting and Governance and Corporate Management As such, Western Asset seeks to integrate ESG principles into investment analysis where applicable and consistent with the

Firm’s fiduciary duties. Although bondholders possess very different legal rights than shareholders, Western Asset believes it can impact ESG practices given its role in determining issuers’ cost of debt capital. By reinforcing the linkage between ESG practices and the cost of capital in meetings with issues, Western Asset seeks to guide issuers to improve their behavior around material ESG issues. Proxy voting practices reflect these priorities.
Situations can arise in which different clients and strategies have explicit ESG objectives beyond generally taking into account material ESG risks. Votes may be cast for such clients with the ESG objectives in mind. Votes involving ESG proposals that are not otherwise addressed in this policy will be voted on a case-by-case basis consistent with the Firm’s fiduciary duties to its clients, the potential consequences to the investment thesis for that issuer, and the specific facts and circumstances of each proposal.
RETIREMENT ACCOUNTS
For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.
In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION
Barings LLC
Baring International Investment Limited
The portfolio managers of MML High Yield are Sean Feeley and Scott Roth.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Sean Feeley
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Scott Roth
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0

*
The information provided is as of December 31, 2021.

**
Does not include MML High Yield.

Ownership of Securities:
As of December 31, 2021, the portfolio managers did not own any shares of MML High Yield. The portfolio managers do not directly own any shares of the Fund, but may have an economic interest in the Fund due to their participation in a deferred compensation plan and/or 401(k) plan.
The portfolio managers of MML Inflation-Protected and Income are Yulia Alekseeva and Douglas Trevallion, II.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Yulia Alekseeva
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Douglas Trevallion, II
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0

*
The information provided is as of December 31, 2021.

**
Does not include MML Inflation-Protected and Income.

Ownership of Securities:
As of December 31, 2021, the portfolio managers did not own any shares of MML Inflation-Protected and Income. The portfolio managers do not directly own any shares of the Fund, but may have an economic interest in the Fund due to their participation in a deferred compensation plan and/or 401(k) plan.
The portfolio managers of MML Managed Bond are Yulia Alekseeva, Stephen Ehrenberg, Charles Sanford, and Douglas Trevallion, II.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Yulia Alekseeva
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Stephen Ehrenberg
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Charles Sanford
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Douglas Trevallion, II
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0

*
The information provided is as of December 31, 2021.

**
Does not include MML Managed Bond.

Ownership of Securities:
As of December 31, 2021, the portfolio managers did not own any shares of MML Managed Bond. The portfolio managers do not directly own any shares of the Fund, but may have an economic interest in the Fund due to their participation in a deferred compensation plan and/or 401(k) plan.
The portfolio managers of MML Short-Duration Bond are Yulia Alekseeva, Stephen Ehrenberg, Natalia Krol, Omotunde Lawal, Charles Sanford, and Douglas Trevallion, II.

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Yulia Alekseeva
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Stephen Ehrenberg
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Natalia Krol
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	0
Other accounts	[]	$[ ]	0	$0
Omotunde Lawal
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Charles Sanford
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Douglas Trevallion, II
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0

*
The information provided is as of December 31, 2021.

**
Does not include MML Short-Duration Bond.

Ownership of Securities:
As of December 31, 2021, the portfolio managers did not own any shares of MML Short-Duration Bond. The portfolio managers do not directly own any shares of the Fund, but may have an economic interest in the Fund due to their participation in a deferred compensation plan and/or 401(k) plan.
The portfolio manager of MML U.S. Government Money Market is Scott Simler.

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Scott Simler
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0

*
The information provided is as of December 31, 2021.

**
Does not include MML U.S. Government Money Market.

Ownership of Securities:
As of December 31, 2021, the portfolio manager did not own any shares of MML U.S. Government Money Market. The portfolio manager does not directly own any shares of the Fund, but may have an economic interest in the Fund due to his participation in a deferred compensation plan and/or 401(k) plan.
Conflicts of Interest:
The potential for material conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent a portfolio manager, Barings, BIIL and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more such accounts. Barings and BIIL have identified (and summarized below) areas where material conflicts of interest are most likely to arise, and have adopted policies and procedures that they believe are reasonably designed to address such conflicts.
It is possible that an investment opportunity may be suitable for both a fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a fund because the account pays Barings and BIIL a performance-based fee or the portfolio manager, Barings, BIIL or an affiliate has an interest in the account. Barings and BIIL have adopted an investment allocation policy and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Barings, BIIL or an affiliate, and whether the account is public, private, proprietary or third party.
Potential material conflicts of interest may also arise related to the knowledge and timing of a fund’s trades, investment opportunities and broker selection. Portfolio managers may have information about the size, timing and possible market impact of a fund’s trades. It is theoretically possible that portfolio managers could use this information for their personal advantage and/or the advantage of other accounts they manage, or to the possible detriment of a fund. For example, a portfolio manager could front run a fund’s trade or short sell a security for an account immediately prior to a fund’s sale of that security. To address these conflicts, Barings and BIIL have adopted policies and procedures governing employees’ personal securities transactions, the use of short sales, and trading between the fund and other accounts managed by the portfolio manager or accounts owned by Barings, BIIL or its affiliates.
With respect to securities transactions for the funds, Barings and BIIL determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. Barings and BIIL manage certain other accounts, however, where Barings and BIIL may be limited by the client with respect to the selection of brokers or directed to trade such client’s transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of a fund or the other account(s) involved. Barings and BIIL have policies and procedures that address best execution and directed brokerage.

A portfolio manager may also face other potential conflicts of interest in managing a fund, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both a fund and the other accounts listed above.
Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2021.
Compensation packages at Barings and BIIL are structured such that key professionals have a vested interest in the continuing success of each firm. Portfolio managers’ compensation is comprised of base salary, and a discretionary, performance-driven annual bonus. Certain key individuals may also receive a long-term incentive award and/or a performance fee award. As part of each firm’s continuing effort to monitor retention, Barings and BIIL participate in annual compensation surveys of investment management firms and subsidiaries to ensure that Barings’ and BIIL’s compensation are competitive with industry standards.
The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.
Portfolio managers may receive a yearly bonus. Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a portfolio manager, ii) financial performance of Barings and BIIL, iii) client satisfaction, and iv) teamwork.
Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula which includes Barings’ and BIIL’s overall earnings. A voluntary separation of service will result in a forfeiture of unvested long-term incentive awards.

BlackRock Investment Management, LLC
The portfolio managers of MML Blend are Greg Savage and Paul Whitehead.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Greg Savage
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Paul Whitehead
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0

*
The information provided is as of December 31, 2021.

**
Does not include MML Blend.

Ownership of Securities:
As of December 31, 2021 the portfolio managers did not own any shares of MML Blend.
The portfolio managers of MML iShares 60/40 Allocation are Greg Savage and Paul Whitehead.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Greg Savage
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Paul Whitehead
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0

*
The information provided is as of December 31, 2021.

**
Does not include MML iShares 60/40 Allocation.

Ownership of Securities:
As of December 31, 2021, the portfolio managers did not own any shares of MML iShares 60/40 Allocation.
The portfolio managers of MML iShares 80/20 Allocation are Greg Savage and Paul Whitehead.

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Greg Savage
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Paul Whitehead
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0

*
The information provided is as of December 31, 2021.

**
Does not include MML iShares 80/20 Allocation.

Ownership of Securities:
As of December 31, 2021, the portfolio managers did not own any shares of MML iShares 80/20 Allocation.
Conflicts of Interest:
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Funds by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of these Funds are not entitled to receive a portion of incentive fees of other accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2021.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation — Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Savage and Whitehead is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of the Funds have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits
In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3 – 5% of eligible compensation up to the IRS limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Brandywine Global Investment Management, LLC
The portfolio managers of MML Equity are Joseph J. Kirby, Henry F. Otto, and Steven M. Tonkovich.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Joseph J. Kirby
Registered investment companies**	[]	$[ ]	[]	$[ ]
Other pooled investment vehicles	[]	$[ ]	[]	$[ ]
Other accounts	[]	$[ ]	[]	$[ ]
Henry F. Otto
Registered investment companies**	[]	$[ ]	[]	$[ ]
Other pooled investment vehicles	[]	$[ ]	[]	$[ ]
Other accounts	[]	$[ ]	[]	$[ ]
Steven M. Tonkovich
Registered investment companies**	[]	$[ ]	[]	$[ ]
Other pooled investment vehicles	[]	$[ ]	[]	$[ ]
Other accounts	[]	$[ ]	[]	$[ ]

*
The information provided is as of December 31, 2021.

**
Does not include MML Equity.

Ownership of Securities:
As of December 31, 2021, the portfolio managers did not own any shares of MML Equity.
Conflicts of Interest:
Brandywine Global believes that there are no material conflicts of interest that arise in connection with its simultaneous management of its various portfolios. All portfolios within a given investment style are treated in a similar fashion for all investment decisions, unless a client provides specific investment restrictions. All trade executions of a given investment decision are allocated in an unbiased manner to avoid any conflict over allocation of investment opportunities.
Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2021.
All portfolio managers receive a competitive base salary. In addition, from the firm’s profits, a bonus is paid quarterly and based on the performance of their investment strategies relative to a relevant peer-group universe over one-quarter, one-, three- and five-year time periods. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are considered as part of the individual allocation decision. Finally, investment professionals are eligible for Franklin Templeton stock at the discretion of Franklin Templeton with input from Brandywine Global management. Brandywine Global believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.

Invesco Advisers, Inc.
Invesco Capital Management LLC
The portfolio managers of MML Equity Momentum are Pratik Doshi, Peter Hubbard, Michael Jeanette, and Tony Seisser.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Pratik Doshi
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Peter Hubbard
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Michael Jeanette
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Tony Seisser
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0

*
The information provided is as of December 31, 2021.

**
Does not include MML Equity Momentum.

Ownership of Securities:
As of December 31, 2021, the portfolio managers did not own any shares of MML Equity Momentum.
The portfolio managers of MML Equity Rotation are Pratik Doshi, Peter Hubbard, Michael Jeanette, and Tony Seisser.

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Pratik Doshi
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Peter Hubbard
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Michael Jeanette
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Tony Seisser
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0

*
The information provided is as of December 31, 2021.

**
Does not include MML Equity Rotation.

Ownership of Securities:
As of December 31, 2021, the portfolio managers did not own any shares of MML Equity Rotation.
The portfolio managers of MML Small Cap Equity are Joy Budzinski, Kristin Ketner Pak, Magnus Krantz, Raman Vardharaj, Adam Weiner, and Matthew P. Ziehl.

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Joy Budzinski
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Kristin Ketner Pak
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Magnus Krantz
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Raman Vardharaj
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Adam Weiner
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Matthew P. Ziehl
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0

*
The information provided is as of December 31, 2021.

**
Does not include MML Small Cap Equity.

Ownership of Securities:
As of December 31, 2021, the portfolio managers did not own any shares of MML Small Cap Equity.
The portfolio managers of MML Special Situations are Pratik Doshi, Peter Hubbard, Michael Jeanette, and Tony Seisser.

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Pratik Doshi
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Peter Hubbard
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Michael Jeanette
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0
Tony Seisser
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0

*
The information provided is as of December 31, 2021.

**
Does not include MML Special Situations.

Ownership of Securities:
As of December 31, 2021, the portfolio managers did not own any shares of MML Special Situations.
The portfolio manager of MML Strategic Emerging Markets is Justin Leverenz.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Justin Leverenz
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0

*
The information provided is as of December 31, 2021.

**
Does not include MML Strategic Emerging Markets.

Ownership of Securities:
As of December 31, 2021, the portfolio manager did not own any shares of MML Strategic Emerging Markets.

Conflicts of Interest:
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:
•
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco Advisers and ICM seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other funds and/or accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco Advisers and ICM have adopted procedures for allocating portfolio transactions across multiple accounts.

•
Invesco Advisers and ICM determine which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco Advisers or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco Advisers and ICM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

•
Finally, the appearance of a conflict of interest may arise where Invesco Advisers and ICM have an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco Advisers and ICM have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2021.
Invesco Advisers and ICM seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco Advisers and ICM evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
Base Salary
Each portfolio manager is paid a base salary. In setting the base salary, Invesco Advisers’ and ICM’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
Annual Bonus
The portfolio managers are eligible, along with other employees of Invesco Advisers or ICM, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1
Sub-Adviser	Performance time period 1
Invesco Advisers 2	One-, Three- and Five-year performance against fund peer group.
ICM 2, 3	Not applicable

1
Rolling time periods based on calendar year-end.

2
Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.

3
Portfolio Managers for ICM base their bonus on Invesco Advisers results as well as overall performance of ICM.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
With respect to ICM, there is no policy regarding, or agreement with, the portfolio managers or any other senior executive of ICM to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the portfolio managers.
Deferred/Long Term Compensation.   Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the portfolio managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements.   Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

T. Rowe Price Associates, Inc.
The portfolio manager of MML Equity is Mark S. Finn.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Mark S. Finn
Registered investment companies**	[]	$[ ]	0	$0
Other pooled investment vehicles	[]	$[ ]	0	$0
Other accounts	[]	$[ ]	0	$0

*
The information provided is as of December 31, 2021.

**
Does not include MML Equity.

Ownership of Securities:
As of December 31, 2021, the portfolio manager did not own any shares of MML Equity.
Conflicts of Interest:
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.
T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadviser to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
Additional potential conflicts may be inherent in T. Rowe Price’s use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, for example when an issuer is in a distressed financial condition, involved in a merger or acquisition, or a going-private transaction, among other situations. In these situations, investment personnel are mindful of potentially conflicting interests of T. Rowe Price’s clients with investments in different parts of an issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented. To mitigate potential conflicts of interest, T. Rowe Price implemented policies and procedures that are reasonably designed to provide fair and equitable allocation of trades and to minimize the impact of such trading activity across client accounts.

Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2021.
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax-efficiency is considered.
Compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to T. Rowe Price’s clients, the firm, or T. Rowe Price’s culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

Western Asset Management Company, LLC
Western Asset Management Company Limited
A team of investment professionals led by Chief Investment Officer S. Kenneth Leech, and portfolio managers John L. Bellows, Mark S. Lindbloom, Frederick R. Marki, and Julien A. Scholnick, manages MML Dynamic Bond’s assets.
Mr. Leech is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Bellows, Lindbloom, Marki, and Scholnick are responsible for portfolio structure, including sector allocation, duration weighting, and term structure decisions.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
John L. Bellows
Registered investment companies**	20	$81,960,946,678	0	$0
Other pooled investment vehicles	20	$12,913,367,905	0	$0
Other accounts	179	$65,875,122,585	6	$5,339,261,531
S. Kenneth Leech
Registered investment companies**	93	$180,605,829,535	0	$0
Other pooled investment vehicles	337	$87,484,359,216	23	$3,004,505,420
Other accounts	584	$224,135,642,674	22	$16,329,666,254
Mark S. Lindbloom
Registered investment companies**	27	$89,559,639,650	0	$0
Other pooled investment vehicles	24	$16,533,878,317	0	$0
Other accounts	188	$69,333,300,637	7	$6,017,291,074
Frederick R. Marki
Registered investment companies**	24	$83,600,597,177	0	$0
Other pooled investment vehicles	24	$16,248,550,140	0	$0
Other accounts	187	$72,169,406,831	8	$7,649,137,234
Julien A. Scholnick
Registered investment companies**	20	$83,053,342,905	0	$0
Other pooled investment vehicles	19	$12,850,790,027	0	$0
Other accounts	175	$64,179,372,422	6	$5,339,261,531

*
The information provided is as of December 31, 2021.

**
Does not include MML Dynamic Bond.

Ownership of Securities:
As of December 31, 2021, the portfolio managers did not own any shares of MML Dynamic Bond.
Note:   The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech is involved in the management of all the firm’s portfolios, but he is not solely responsible for particular portfolios. Western’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Conflicts of Interest:
Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities, and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.
It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset, or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.
With respect to securities transactions, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.
Western Asset also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.
Employees of Western Asset have access to transactions and holdings information regarding client accounts and Western Asset’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Western Asset’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Western Asset’s compliance monitoring program.
Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. Western Asset also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE 16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.
Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2021.
At Western Asset, one compensation methodology covers all employees, including investment professionals. Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in November.
The firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western Asset is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation. Additional details regarding the incentive bonus are below:
•
Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a mid-year review is conducted halfway through the fiscal year.

•
The incentive bonus is based on one’s individual contributions to the success of one’s team performance and the firm. The overall success of the firm will determine the amount of funds available to distribute for all incentive bonuses.

•
Incentive compensation is the primary focus of management decisions when determining Total Compensation, as base salaries are purely targeting to pay a competitive rate for the role.

•
Western Asset offers long-term incentives (in the form of a deferred cash plan) as part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary and the plan participants include all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the plans where the awards are deferred and can be invested into a variety of Western Asset funds until the vesting date. These contributions plus the investment gains are paid to the employee if he/she remains employed and in good standing with Western Asset until the discretionary contributions become vested. Discretionary contributions made to the Plan will be placed in a special trust that restricts management’s use of and access to the money.

For portfolio managers, the formal review process also includes the use of a Balanced Scorecard to measure performance. The Balanced Scorecard includes one-, three-, and five-year investment performance, monitoring of risk, (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines, and certain financial measures (AUM and revenue trends). In reviewing investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process.

APPENDIX D—DESCRIPTION OF UNDERLYING ETFS OF MML BLEND, MML iShares 60/40 ALLOCATION, AND MML iShares 80/20 ALLOCATION
The summaries below are based solely on information contained in the prospectuses of each underlying ETF, as filed with the SEC, as of a recent date. These summaries are for convenient reference only and are qualified in their entirety by reference to the current prospectuses and statements of additional information of each underlying ETF. MML Advisers or BlackRock, as applicable, may modify the asset allocation strategy or the selection of underlying ETFs at any time and from time to time, and may invest MML Blend’s, MML iShares 60/40 Allocation’s, and MML iShares 80/20 Allocation’s assets in additional or different underlying ETFs, including ETFs that may be created in the future. Further information about each underlying ETF, including a copy of an underlying ETF’s most recent prospectus, SAI, and annual and semiannual reports, can be found on the SEC’s EDGAR database on its Internet site at http://www.sec.gov or can be obtained free of charge, upon request, by calling 1-888-309-3539.
Equity ETFs
iShares® Core Dividend Growth ETF
Advised by: BlackRock Fund Advisors
(Underlying ETF for MML iShares 60/40 Allocation and MML iShares 80/20 Allocation)
Investment Objective
The iShares Core Dividend Growth ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities with a history of consistently growing dividends.
Principal Investment Strategies
The Fund seeks to track the investment results of the Morningstar® US Dividend Growth IndexSM (the “Underlying Index”), which is a dividend dollars weighted index that seeks to measure the performance of U.S. companies selected based on a consistent history of growing dividends. The Underlying Index is a subset of the Morningstar® US Market IndexSM, which is a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded U.S. stocks. Eligible companies must pay a qualified dividend, must have at least five years of uninterrupted annual dividend growth and their earnings payout ratio must be less than 75%. Companies that are in the top decile based on dividend yield are excluded from the Underlying Index prior to the dividend growth and payout ratio screens. The Underlying Index will include large-, mid- and small-capitalization companies and may change over time. As of April 30, 2021, a significant portion of the Underlying Index is represented by securities of companies in the financials, healthcare and technology industries or sectors. The components of the Underlying Index are likely to change over time.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 80% of its assets in the component securities of its Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of its Underlying Index (i.e., depositary receipts representing securities of the Underlying Index) and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating investments not included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
The Underlying Index is sponsored by Morningstar Inc. (“Morningstar” or the “Index Provider”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
iShares® Core MSCI Emerging Markets ETF
Advised by: BlackRock Fund Advisors
(Underlying ETF for MML iShares 60/40 Allocation and MML iShares 80/20 Allocation)
Investment Objective
The iShares Core MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities.
Principal Investment Strategies
The Fund seeks to track the investment results of the MSCI Emerging Markets Investable Market Index (IMI) (the “Underlying Index”), which is designed to measure large-, mid- and small-cap equity market performance in the global emerging markets. As of August 31, 2021, the Underlying Index consisted of securities from the following 27 emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. As of August 31, 2021, the Underlying Index was comprised of 3,228 constituents. As of August 31, 2021, a significant portion of the Underlying Index is represented by securities of companies in the financials and information technology industries or sectors. The components of the Underlying Index are likely to change over time.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 80% of its assets in the component securities of its Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of its Underlying Index (i.e., depositary receipts representing securities of the Underlying Index) and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating investments not included in the Underlying Index. The Fund invests all of its assets that are invested in India through a wholly-owned subsidiary located in the Republic of Mauritius (the “Subsidiary”). BFA serves as investment adviser to both the Fund and the Subsidiary. Unless otherwise indicated, the term “Fund,” as used in this

Prospectus, means the Fund and/or the Subsidiary, as applicable. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
The Underlying Index is sponsored by MSCI Inc. (the “Index Provider” or “MSCI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Diversification Policy. The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought if the Fund becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index. The Fund discloses its portfolio holdings and weightings at www.iShares.com.
iShares® Core MSCI International Developed Markets ETF
Advised by: BlackRock Fund Advisors
(Underlying ETF for MML iShares 60/40 Allocation and MML iShares 80/20 Allocation)
Investment Objective
The iShares Core MSCI International Developed Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the United States.
Principal Investment Strategies
The Fund seeks to track the investment results of the MSCI World ex USA Investable Market Index (the “Underlying Index”), which has been developed by MSCI Inc. (the “Index Provider” or “MSCI”) as an equity benchmark for international stock performance in non-U.S. developed markets. The Underlying Index is free float adjusted, market cap weighted and is designed to measure large-, mid- and small-capitalization equity market performance. It includes stocks from North America, Europe, Australasia and the Far East and, as of July 31, 2021, consisted of securities from the following 22 developed market countries or regions: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (the “U.K.”). As of July 31, 2021, a significant portion of the Underlying Index is represented by securities of companies in the financials and industrials industries or sectors. The components of the Underlying Index are likely to change over time.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 80% of its assets in the component securities of its Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of its Underlying

Index (i.e., depositary receipts representing securities of the Underlying Index) and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating investments not included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
The Underlying Index is sponsored by MSCI, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
iShares® Core S&P 500 ETF
Advised by: BlackRock Fund Advisors
(Underlying ETF for MML Blend, MML iShares 60/40 Allocation, and MML iShares 80/20 Allocation)
Investment Objective
The iShares Core S&P 500 ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities.
Principal Investment Strategies
The Fund seeks to track the investment results of the S&P 500 (the “Underlying Index”), which measures the performance of the large-capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”). As of March 31, 2021, the Underlying Index included approximately 83% of the market capitalization of all publicly-traded U.S. equity securities. The securities in the Underlying Index are weighted based on the float-adjusted market value of their outstanding shares. The Underlying Index consists of securities from a broad range of industries. As of March 31, 2021, a significant portion of the Underlying Index is represented by securities of companies in the technology industry or sector. The components of the Underlying Index are likely to change over time.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 80% of its assets in the component securities of its Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of its Underlying Index (i.e., depositary receipts representing securities of the Underlying Index) and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating investments not included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
The Underlying Index is a product of SPDJI, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
iShares® Core S&P Total U.S. Stock Market ETF
Advised by: BlackRock Fund Advisors
(Underlying ETF for MML Blend, MML iShares 60/40 Allocation, and MML iShares 80/20 Allocation)
Investment Objective
The iShares Core S&P Total U.S. Stock Market ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of U.S. equities.
Principal Investment Strategies
The Fund seeks to track the investment results of the S&P Total Market Index™ (TMI) (the “Underlying Index”), which is comprised of the common equities included in the S&P 500® and the S&P Completion Index™. The Underlying Index consists of all U.S. common equities listed on the New York Stock Exchange (“NYSE”) (including NYSE Arca, Inc. (“NYSE Arca”) and NYSE American), the NASDAQ Global Select Market, the NASDAQ Select Market, the NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA and Cboe EDGX, Inc. The securities in the Underlying Index are weighted based on the float-adjusted market value of their outstanding shares. Securities with higher float-adjusted market value have a larger representation in the Underlying Index. The S&P 500 measures the performance of the large-capitalization sector of the U.S. equity market. The S&P Completion Index measures the performance of the U.S. mid-, small- and micro-capitalization sector of the U.S. equity market excluding S&P 500 constituents. As of March 31, 2021, the S&P 500 and the S&P Completion Index included approximately 82% and 18%, respectively, of the market capitalization of the Underlying Index. The Underlying Index includes large-, mid-, small- and micro-capitalization companies and may change over time. As of March 31, 2021, a significant portion of the Underlying Index is represented by securities of companies in the technology industry or sector. The components of the Underlying Index are likely to change over time.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 80% of its assets in the component securities of its Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of its Underlying Index (i.e., depositary receipts representing securities of the Underlying Index) and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by

BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating investments not included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
The Underlying Index is a product of S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
iShares® Core S&P Mid-Cap ETF
Advised by: BlackRock Fund Advisors
(Underlying ETF for MML Blend, MML iShares 60/40 Allocation, and MML iShares 80/20 Allocation)
Investment Objective
The iShares Core S&P Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities.
Principal Investment Strategies
The Fund seeks to track the investment results of the S&P MidCap 400 (the “Underlying Index”), which measures the performance of the mid-capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”). As of March 31, 2021, the Underlying Index included approximately 6% of the market capitalization of all publicly-traded U.S. equity securities. The securities in the Underlying Index are weighted based on the float-adjusted market value of their outstanding shares, and have, as of March 31, 2021, a market capitalization between $1.3 billion and $14.8 billion at the time of inclusion in the Underlying Index, which may fluctuate depending on the overall level of the equity markets. The securities are selected by SPDJI based on the Index Provider’s liquidity measures. The Underlying Index consists of securities from a broad range of industries. As of March 31, 2021, a significant portion of the Underlying Index is represented by securities of companies in the financials and industrials industries or sectors. The components of the Underlying Index are likely to change over time.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 80% of its assets in the component securities of its Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of its Underlying Index (i.e., depositary receipts representing securities of the Underlying Index) and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the

Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating investments not included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
The Underlying Index is a product of SPDJI, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
iShares® Core S&P Small-Cap ETF
Advised by: BlackRock Fund Advisors
(Underlying ETF for MML Blend)
Investment Objective
The iShares Core S&P Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities.
Principal Investment Strategies
The Fund seeks to track the investment results of the S&P SmallCap 600 (the “Underlying Index”), which measures the performance of the small-capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”). As of March 31, 2021, the Underlying Index included approximately 3% of the market capitalization of all publicly-traded U.S. equity securities. The securities in the Underlying Index are weighted based on the float-adjusted market value of their outstanding shares, and have, as of March 31, 2021, a market capitalization between $203 million and $12.4 billion at the time of inclusion in the Underlying Index, which may fluctuate depending on the overall level of the equity markets. The securities are selected by SPDJI based on the Index Provider’s liquidity measures. The Underlying Index consists of securities from a broad range of industries. As of March 31, 2021, a significant portion of the Underlying Index is represented by securities of companies in the consumer discretionary, financials and industrials industries or sectors. The components of the Underlying Index are likely to change over time.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 80% of its assets in the component securities of its Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of its Underlying Index (i.e., depositary receipts representing securities of the Underlying Index) and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating investments not included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
The Underlying Index is a product of SPDJI, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Fixed Income ETFs
iShares® 20+ Year Treasury Bond ETF
Advised by: BlackRock Fund Advisors
(Underlying ETF for MML iShares 60/40 Allocation and MML iShares 80/20 Allocation)
Investment Objective
The iShares 20+ Year Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities greater than twenty years.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE® U.S. Treasury 20+ Year Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity greater than or equal to twenty years. As of February 28, 2021, there were 40 issues in the Underlying Index.
The Underlying Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System (the “Fed”). In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflationlinked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is market value weighted, and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in the bonds of the Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
The Underlying Index is sponsored by ICE Data Indices, LLC or its affiliates (collectively, the “Index Provider” or “IDI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
iShares® Broad USD High Yield Corporate Bond ETF
Advised by: BlackRock Fund Advisors
(Underlying ETF for MML iShares 60/40 Allocation and MML iShares 80/20 Allocation)
Investment Objective
The iShares Broad USD High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE BofA US High Yield Constrained Index (the “Underlying Index”), which is a rules-based index consisting of U.S. dollar-denominated, high yield (as determined by ICE Data Indices, LLC or its affiliates (collectively “Index Provider” or “IDI”)) corporate bonds for sale in the U.S. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated high yield corporate bond market. The Underlying Index is a modified market value-weighted index with a cap on each issuer of 2%. There is no limit to the number of issues in the Underlying Index, but as of October 31, 2020, the Underlying Index included approximately 2,015 constituents and the issuers in the Underlying Index are principally located in the U.S. The components of the Underlying Index are likely to change over time.
As of the date of this prospectus (the “Prospectus”), the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated high yield corporate bonds that: (i) are issued by companies having “risk exposure” to countries (i.e., issuers that are subject to the risks of one or more of these countries as a result of the principal country of domicile of the issuers (as determined by the Index Provider)) that are members of the FX-G10, which include Australia, Austria, Belgium, Canada, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Japan, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the U.K. and the U.S. and their respective territories; (ii) have an average rating of below investment grade (ratings from Fitch Ratings, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) are registered with the SEC, exempt from registration at issuance, or offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), with or without registration rights; (iv) have at least $250 million of outstanding face value; (v) have an original maturity date of at least 18 months; and (vi) have at least one year to maturity.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 90% of its assets in the component securities of the Underlying Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”), as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in the component securities of the Underlying

Index and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of BlackRock Cash Funds, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
The Underlying Index is sponsored by the Index Provider, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
iShares® Core International Aggregate Bond ETF
Advised by: BlackRock Fund Advisors
(Underlying ETF for MML iShares 60/40 Allocation and MML iShares 80/20 Allocation)
Investment Objective
The iShares Core International Aggregate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of global non-U.S. dollar-denominated investment-grade bonds that mitigates exposure to fluctuations between the value of the component currencies and the U.S. dollar.
Principal Investment Strategies
The Fund seeks to track the investment results of the Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index (the “Underlying Index”), which measures the performance of the global investmentgrade (as determined by Bloomberg Index Services Limited (the “Index Provider” or “Bloomberg”)) bond market. As of October 31, 2020, there were 11,578 issues in the Underlying Index. The Underlying Index includes investment-grade fixed-rate sovereign and government-related debt, corporate and securitized bonds from both developed and emerging market issuers. Securities included in the Underlying Index are issued in currencies other than the U.S. dollar, must have maturities of at least one year and are required to meet minimum outstanding issue size criteria. The Underlying Index is market capitalization-weighted with a cap on each issuer of 10%. Debt that is publicly issued in the global and regional markets is included in the Underlying Index. Certain types of securities, such as USD-denominated bonds, contingent capital securities, inflation-linked bonds, floating-rate issues, fixed-rate perpetuals, retail bonds, structured notes, pass-through certificates, private placements (other than those offered pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”)), sinkable Russian OFZ bonds issued prior to 2009 and securities where reliable pricing is unavailable are excluded from the Underlying Index. The securities in the Underlying Index are updated on the last business day of each month, and the currency risk of the securities in the Underlying Index are hedged to the U.S. dollar on a monthly basis. As of October 31, 2020, a significant portion of the Underlying Index is represented by non-U.S. government-related bonds. The components of the Underlying Index are likely to change over time.
The Underlying Index was comprised of securities issued by governments in 60 countries or regions as well as securities issued or guaranteed by supranational entities as of October 31, 2020.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities or other instruments comprising an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities and other components of the Underlying Index.
The Fund generally will invest at least 90% of its assets in the component securities and other instruments of the Underlying Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”), as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in the component securities and other instruments of the Underlying Index and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of BlackRock Cash Funds, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
Components of the Underlying Index include fixed-income securities and foreign currency forward contracts (both deliverable and non-deliverable) designed to hedge non-U.S. currency fluctuations against the U.S. dollar. The notional exposure to foreign currency forward contracts (both deliverable and non-deliverable) generally will be a short position that hedges the currency risk of the fixed-income portfolio. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Underlying Index sells forward the total value of the underlying non-U.S. dollar currencies at a one-month forward rate to hedge against fluctuations in the relative value of the non-U.S. dollar component currencies in relation to the U.S. dollar. The hedge is reset on a monthly basis. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the non-U.S. dollar component currencies are weakening relative to the U.S. dollar and appreciation in some of the non-U.S. dollar component currencies does not exceed the aggregate depreciation of the others. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when the non-U.S. dollar component currencies, on a net basis, are rising relative to the U.S. dollar.
In order to track the “hedging” component of the Underlying Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the non-U.S. dollar component currencies. A foreign currency forward contract is a contract between two parties to buy or sell a specified amount of a specific currency in the future at an agreed-upon exchange rate. The Fund’s exposure to foreign currency forward contracts is based on the aggregate exposure of the Fund to the non-U.S. dollar component currencies. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to the non-U.S. dollar component currencies. The return of the foreign currency forward contracts may not perfectly offset the actual fluctuations in value between the non-U.S. dollar component currencies and the U.S. dollar.
The Fund may also use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity. Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement will be made by one party to the other in U.S. dollars.
The Underlying Index is sponsored by Bloomberg, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
iShares® Core U.S. Aggregate Bond ETF
Advised by: BlackRock Fund Advisors
(Underlying ETF for MML Blend, MML iShares 60/40 Allocation, and MML iShares 80/20 Allocation)
Investment Objective
The iShares Core U.S. Aggregate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of the total U.S. investment-grade bond market.

Principal Investment Strategies
The Fund seeks to track the investment results of the Bloomberg U.S. Aggregate Bond Index (the “Underlying Index”), which measures the performance of the total U.S. investment-grade (as determined by Bloomberg Index Services Limited (the “Index Provider” or “Bloomberg”)) bond market. As of February 28, 2021, there were 12,007 issues in the Underlying Index.
The Underlying Index includes investment-grade U.S. Treasury bonds, government-related bonds, corporate bonds, mortgage-backed pass-through securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) that are publicly offered for sale in the U.S. As of February 28, 2021, a significant portion of the Underlying Index is represented by MBS and U.S. Treasury securities. The components of the Underlying Index are likely to change over time.
The securities in the Underlying Index must have $300 million or more of outstanding face value and must have at least one year remaining to maturity, with the exception of amortizing securities such as ABS and MBS, which have lower thresholds as defined by Bloomberg. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country’s currency but are traded outside of that country in a different monetary and regulatory system (Eurobonds), are excluded from the Underlying Index. The Underlying Index is market capitalizationweighted, and the securities in the Underlying Index are updated on the last business day of each month.
As of February 28, 2021, approximately 27.3% of the bonds represented in the Underlying Index were U.S. fixed-rate agency MBS. Such securities are issued by entities such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and are backed by pools of mortgages. Most transactions in fixed-rate MBS occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement (to-be-announced (“TBA”) transactions). The Fund may enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds advised by BFA or its affiliates. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund’s own fees and expenses. The Fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally seeks to track the performance of the Underlying Index by investing at least 90% of its net assets in component securities of its Underlying Index and in investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities of its Underlying Index (i.e., TBAs). The Fund may invest up to 10% of its portfolio in bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index, as well as in certain futures, options and swap contracts, cash and high-quality, liquid short-term instruments, including shares of money market funds advised by BFA or its affiliates. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
The Underlying Index is sponsored by Bloomberg, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
iShares® Core Total USD Bond Market ETF
Advised by: BlackRock Fund Advisors
(Underlying ETF for MML Blend)
Investment Objective
The iShares Core Total USD Bond Market ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment-grade or high yield.
Principal Investment Strategies
The Fund seeks to track the investment results of the Bloomberg U.S. Universal Index (the “Underlying Index”), which measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment-grade or high yield (as determined by Bloomberg Index Services Limited (the “Index Provider” or “Bloomberg”)). The Underlying Index includes U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt), investment-grade and high yield U.S. corporate bonds, mortgage-backed pass-through securities (“MBS”), commercial mortgage-backed securities, assetbacked securities, Eurodollar bonds, bonds registered with the SEC or exempt from registration at the time of issuance or offered pursuant to Rule 144A with or without registration rights and U.S. dollar-denominated emerging market bonds.
The securities in the Underlying Index must be denominated in U.S. dollars. The Underlying Index was comprised of 112 countries or regions as of October 31, 2020. As of October 31, 2020, a significant portion of the Underlying Index is represented by U.S. agency mortgage-backed securities and U.S. Treasury bonds. The components of the Underlying Index are likely to change over time.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index
The Fund generally will invest at least 90% of its assets in the component securities of the Underlying Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”), as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in the component securities of the Underlying Index and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of BlackRock Cash Funds, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
The Underlying Index is sponsored by Bloomberg, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
iShares® 1-5 Year Investment Grade Corporate Bond ETF
Advised by: BlackRock Fund Advisors
(Underlying ETF for MML iShares 60/40 Allocation and MML iShares 80/20 Allocation)
Investment Objective
The iShares 1-5 Year Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds with remaining maturities between one and five years.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE® BofA® 1-5 Year US Corporate Index (the “Underlying Index”), which measures the performance of investment-grade corporate bonds of both U.S. and non-U.S. issuers that are U.S. dollar-denominated and publicly issued in the U.S. domestic market and have a remaining maturity of greater than or equal to one year and less than five years. As of February 28, 2021, there were 3,196 issues in the Underlying Index. As of February 28, 2021, a significant portion of the Underlying Index is represented by securities of companies in the financials industry or sector. The components of the Underlying Index are likely to change over time.
The Underlying Index consists of investment-grade corporate bonds of both U.S. and non-U.S. issuers that have a remaining maturity of greater than or equal to one year and less than five years, have been publicly issued in the U.S. domestic market, and have $250 million or more of outstanding face value. The Index Provider deems securities as “investment grade” based on the average rating of Fitch Ratings, Inc. (BBB or better), Moody’s Investors Service, Inc. (Baa or better) and/or Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global (BBB or better). In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate. Excluded from the Underlying Index are equity-linked securities, securities in legal default, hybrid securitized corporate bonds, Eurodollar bonds (U.S. dollar-denominated securities not issued in the U.S. domestic market), taxable and tax-exempt U.S. municipal securities and dividends-received-deduction-eligible securities. The Underlying Index is market capitalization-weighted, and the securities in the Underlying Index are updated on the last calendar day of each month. Under normal circumstances, the Fund will seek to maintain a weighted average maturity that is less than or equal to three years. Weighted average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the underlying securities in the Fund’s portfolio.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund may also invest its other assets in futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
The Underlying Index is sponsored by ICE Data Indices, LLC or its affiliates (collectively, the “Index Provider” or “IDI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
iShares® 5-10 Year Investment Grade Corporate Bond ETF
Advised by: BlackRock Fund Advisors
(Underlying ETF for MML Blend)
Investment Objective
The iShares 5-10 Year Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated investment-grade corporate bonds with remaining maturities between five and ten years.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE® BofA® 5-10 Year US Corporate Index (the “Underlying Index”), which measures the performance of investment-grade corporate bonds of both U.S. and non-U.S. issuers that are U.S. dollar-denominated and publicly issued in the U.S. domestic market and have a remaining maturity of greater than or equal to five years and less than ten years. As of February 28, 2021, there were 2,528 issues in the Underlying Index. As of February 28, 2021, a significant portion of the Underlying Index is represented by securities of companies in the financials industry or sector. The components of the Underlying Index are likely to change over time.
The Underlying Index consists of investment-grade corporate bonds of both U.S. and non-U.S. issuers that have a remaining maturity of greater than or equal to five years and less than ten years, have been publicly issued in the U.S. domestic market, and have $250 million or more of outstanding face value. The Index Provider deems securities as “investment grade” based on the average rating of Fitch Ratings, Inc. (BBB or better), Moody’s Investors Service, Inc. (Baa or better) and/or Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global (BBB or better). In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate. Excluded from the Underlying Index are equity-linked securities, securities in legal default, hybrid securitized corporates, Eurodollar bonds (U.S. dollardenominated securities not issued in the U.S. domestic market), taxable and tax-exempt U.S. municipal securities and dividends-received-deduction-eligible securities. The Underlying Index is market capitalization-weighted, and the securities in the Underlying Index are updated on the last calendar day of each month. Under normal circumstances, the Fund will seek to maintain a weighted average maturity that is greater than three years and lower than 10 years. Weighted average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the underlying securities in the Fund’s portfolio.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
The Underlying Index is sponsored by ICE Data Indices, LLC or its affiliates (collectively, the “Index Provider” or “IDI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
iShares® iBoxx® $ High Yield Corporate Bond ETF
Advised by: BlackRock Fund Advisors
(Underlying ETF for MML Blend)
Investment Objective
The iShares iBoxx $ High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds.
Principal Investment Strategies
The Fund seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield Index (the “Underlying Index”), which is a rules-based index consisting of U.S. dollar-denominated, high yield (as determined by Markit Indices Limited (the “Index Provider” or “Markit”)) corporate bonds for sale in the U.S. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid high yield corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. There is no limit to the number of issues in the Underlying Index. As of February 28, 2021, the Underlying Index included approximately 1,219 constituents. As of February 28, 2021, a significant portion of the Underlying Index is represented by securities of companies in the consumer services industry or sector. The components of the Underlying Index are likely to change over time. Bonds in the Underlying Index are selected from the universe of eligible bonds in the Markit iBoxx USD Corporate Bond Index using defined rules. As of the date of this prospectus (the “Prospectus”), the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated high yield corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by Markit; (ii) have an average rating of sub-investment grade (ratings from Fitch Ratings, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) are from issuers with at least $1 billion outstanding face value; (iv) have at least $400 million of outstanding face value; (v) have an original maturity date of less than 15 years; (vi) have at least one year to maturity; and (vii) have at least one year and 6 months to maturity for new index insertions.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 90% of its assets in the component securities of the Underlying Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”), as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in the component securities of the Underlying Index and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of BlackRock Cash Funds, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received). The Underlying Index is sponsored by Markit, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

MML SERIES INVESTMENT FUND II

PART C.
OTHER INFORMATION

Item 28.	Exhibits

(a)	1. Second Amended and Restated Agreement and Declaration of Trust of MML Series Investment Fund II (the “Trust” or “Registrant”) dated December 15, 2011.[14]

(b)	1. Amended and Restated Bylaws of MML Series Investment Fund II dated April 30, 2021 is filed herein as Exhibit (b)(1).

(c)	Please refer to Article V of the Trust’s Second Amended and Restated Agreement and Declaration of Trust (See Exhibit (a)(1)).

(d)	1. Investment Management Agreement between Massachusetts Mutual Life Insurance Company (“MassMutual”) (assigned to MML Investment Advisers, LLC (“MML Advisers”) on April 1, 2014) and the Trust relating to the MML Blend Fund dated as of December 15, 2011.[14]

2. Investment Management Agreement between MML Advisers and the Trust relating to the MML Dynamic Bond Fund dated as of May 15, 2015.22

3. Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Equity Fund dated as of December 15, 2011.14

4. Investment Management Agreement between MML Investment Advisers, LLC and the Trust relating to the MML Asset Momentum Fund (now known as the MML Equity Momentum Fund) dated as of May 15, 2015.22

5. Investment Management Agreement between MML Advisers and the Trust relating to the MML Equity Rotation Fund dated as of May 15, 2015.22

6. Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML High Yield Fund dated as of December 15, 2011.14

7. Amendment to Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML High Yield Fund dated as of June 1, 2012.16

8. Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Inflation-Protected and Income Fund dated as of December 15, 2011.14

9. Investment Management Agreement between MML Advisers and the Trust relating to the MML iShares® 60/40 Allocation Fund dated as of May 1, 2021.34

10. Investment Management Agreement between MML Advisers and the Trust relating to the MML iShares® 80/20 Allocation Fund dated as of May 1, 2021.34

11. Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Managed Bond Fund dated as of December 15, 2011.14

12. Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Short-Duration Bond Fund dated as of December 15, 2011.14

13. Amendment to Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Short-Duration Bond Fund dated as of June 1, 2012.16

14. Amendment Two to Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Short-Duration Bond Fund dated as of May 1, 2015.22

15. Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Small/Mid Cap Equity Fund (now known as the MML Small Cap Equity Fund) dated as of December 15, 2011.14

16. Investment Management Agreement between MML Advisers and the Trust relating to the MML Special Situations Fund dated as of May 15, 2015. 22

17. Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Strategic Emerging Markets Fund dated as of December 15, 2011.14

18. Amendment to Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Strategic Emerging Markets Fund dated as of June 1, 2012.16

19. Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Money Market Fund (now known as the MML U.S. Government Money Market Fund) dated as of December 15, 2011.14

20. Investment Subadvisory Agreement between MML Advisers and BlackRock Investment Management, LLC (“BlackRock”) relating to the MML Blend Fund dated as of November 18, 2020.33

21. Investment Subadvisory Agreement between MML Advisers and Doubleline Capital LP (“DoubleLine”) for the MML Dynamic Bond Fund dated as of May 15, 2015.22

22. Form of Investment Subadvisory Agreement between MML Advisers and Western Asset Management Company, LLC (“Western Asset”) for the MML Dynamic Bond Fund dated as of April 29, 2022 is filed herein as Exhibit (d)(22).

23. Form of Investment Subadvisory Agreement between MML Advisers and Western Asset Management Company Limited (“Western Asset Limited”) for the MML Dynamic Bond Fund dated as of April 29, 2022 is filed herein as Exhibit (d)(23).

24. Investment Subadvisory Agreement between MML Advisers and Brandywine Global Investment Management, LLC (“Brandywine Global”) relating to the MML Equity Fund dated as of July 31, 2020.33

25. Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. (“T. Rowe Price”) for the MML Equity Fund dated as of May 17, 2019.31

26. Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price for the MML Equity Fund dated as of May 17, 2019.31

27. Investment Subadvisory Agreement between MML Advisers and Invesco Advisers, Inc. (“Invesco Advisers”) relating to the MML Equity Momentum Fund dated as of November 18, 2020.33

28. Investment Sub-Sub-Advisory Agreement between Invesco Advisers and Invesco Capital Management LLC (“ICM”) relating to the MML Equity Momentum Fund dated as of November 18, 2020.33

29. Investment Subadvisory Agreement between MML Advisers and Invesco Advisers relating to the MML Equity Rotation Fund dated as of November 23, 2020.33

30. Investment Sub-Sub-Advisory Agreement between Invesco Advisers and ICM relating to the MML Equity Rotation Fund dated as of November 23, 2020.33

31. Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital Management LLC (“Babson Capital”) (now known as Barings LLC (“Barings”)) for the MML High Yield Fund dated as of May 1, 2010.11

32. Amendment One to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital (now known as Barings) for the MML High Yield Fund dated as of February 1, 2022 is filed herein as Exhibit (d)(32).

33. Sub-Sub-Advisory Agreement between Barings and Baring International Investment Limited (“BIIL”) for the MML High Yield Fund dated as of February, 1, 2022 is filed herein as Exhibit (d)(33).

34. Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital (now known as Barings) for the MML Inflation-Protected Bond Fund (now known as the MML Inflation-Protected and Income Fund) dated as of May 1, 2005.1

35. Amendment to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital (now known as Barings) for the MML Inflation-Protected Bond Fund (now known as the MML Inflation-Protected and Income Fund) dated as of June 1, 2008.8

36. Amendment Two to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital (now known as Barings) for the MML Inflation-Protected Bond Fund (now known as the MML Inflation-Protected and Income Fund) dated as of May 1, 2021.34

37. Sub-Subadvisory Agreement between Barings and BIIL for the MML Inflation-Protected and Income Fund dated as of May 1, 2021.34

38 Investment Subadvisory Agreement between MML Advisers and BlackRock for the MML iShares® 60/40 Allocation Fund dated as of May 1, 2021.34

39. Investment Subadvisory Agreement between MML Advisers and BlackRock for the MML iShares® 80/20 Allocation Fund dated as of May 1, 2021.34

40. Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital (now known as Barings) for the MML Managed Bond Fund dated as of May 1, 2005.1

41. Amendment to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital (now known as Barings) for the MML Managed Bond Fund dated as of June 1, 2008.8

42. Amendment Two to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital (now known as Barings) for the MML Managed Bond Fund dated as of May 1, 2021.34

43. Sub-Subadvisory Agreement between Barings and BIIL for the MML Managed Bond Fund dated as of May 1, 2021.34

44. Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital (now known as Barings) for the MML Short-Duration Bond Fund dated as of May 1, 2010.11

45. Amendment One to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital (now known as Barings) for the MML Short-Duration Bond Fund dated as of May 1, 2021.34

46. Sub-Subadvisory Agreement between Barings and BIIL for the MML Short -Duration Bond Fund dated as of May 1, 2021.34

47. Investment Subadvisory Agreement between MML Advisers and Invesco Advisers for the MML Small Cap Equity Fund dated as of May 24, 2019.31

48. Investment Subadvisory Agreement between MML Advisers and Invesco Advisers relating to the MML Special Situations Fund dated as of November 18, 2020.33

49. Investment Sub-Sub-Advisory Agreement between Invesco Advisers and ICM relating to the MML Special Situations Fund dated as of November 18, 2020.33

50. Investment Subadvisory Agreement between MML Advisers and Invesco Advisers for the MML Strategic Emerging Markets Fund dated as of May 24, 2019.31

51. Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital (now known as Barings) for the MML Money Market Fund (now known as the MML U.S. Government Money Market Fund) dated as of May 1, 2005.1

52. Amendment to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital (now known as Barings) for the MML Money Market Fund (now known as the MML U.S. Government Money Market Fund) dated as of June 1, 2008.8

53. Instrument of Assignment between MassMutual and MML Advisers.19

(e)	1. Distribution Agreement between the Trust and MML Distributors, LLC dated as of August 15, 2008.[6]

(f)	1. Amended and Restated Deferred Compensation Plan for Trustees of the Trust dated as of January 1, 2009.[9]

2. Amendment to the Amended and Restated Deferred Compensation Plan for Trustees of the Trust dated as of December 8, 2011.[14]

(g)	1. Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street Bank and Trust Company (“State Street”) dated as of January 1, 2008.[4]

2. Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of May 25, 2010.14

3. Second Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of January 1, 2011.15

4. Third Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of September 16, 2013.18

5. Fourth Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of April 1, 2014.19

6. Fifth Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of October 30, 2017.28

7. Sixth Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of December 1, 2021 is filed herein as Exhibit (g)(7).

8. Amended, Restated and Consolidated Delegation Agreement between the Trust and State Street dated as of January 1, 2008.28

9. First Amendment to the Amended, Restated and Consolidated Delegation Agreement between the Trust and State Street dated as of October 30, 2017.28

10. Second Amendment to the Amended, Restated and Consolidated Delegation Agreement between the Trust and State Street dated as of December 1, 2021 is filed herein as Exhibit (g)(10).

(h)	1. Amended and Restated Administrative and Shareholder Services Agreement between the Trust and MML Advisers dated as of May 1, 2015.[21]

2. Amendment to the Amended and Restated Administrative and Shareholder Services Agreement between the Trust and MML Advisers dated as of December 16, 2020.33

3. Amendment to the Amended and Restated Administrative and Shareholder Services Agreement between the Trust and MML Advisers dated as of May 1, 2021.34

4. Amended and Restated Sub-Administrative Services and Shareholder Services Agreement between MassMutual and MML Advisers dated as of January 9, 2015.20

5. Amendment to the Amended and Restated Sub-Administrative Services and Shareholder Services Agreement between MassMutual and MML Advisers dated as of May 1, 2021.34

6. Sub-Administration Agreement between State Street and MML Advisers dated as of April 1, 2014 .19

7. Amendment 1 to the Sub-Administration Agreement between State Street and MML Advisers dated as of July 14, 2015.24

8. Amendment 3 to the Sub-Administration Agreement between State Street and MML Advisers dated as of December 13, 2018.30

9. Amendment 4 to the Sub-Administration Agreement between State Street and MML Advisers dated as of April 19, 2021.34

10. Amendment 5 to the Sub-Administration Agreement between State Street and MML Advisers dated as of December 1, 2021 is filed herein as Exhibit (h)(10).

11. Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of July 31, 2012.28

12. First Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of August 15, 2012.28

13. Eighth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of August 10, 2016.28

14. Eleventh Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of December 8, 2017.28

15. Fifteenth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of April 4, 2019.30

16. Seventeenth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of June 29, 2020.33

17. Nineteenth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of December 1, 2021 is filed herein as Exhibit (h)(17).

18. Master Repurchase Agreement between the Trust and State Street dated as of January 1, 2008.28

19. First Amendment to the Master Repurchase Agreement between the Trust and State Street dated as of November 25, 2014.28

20. Second Amendment to the Master Repurchase Agreement between the Trust and State Street dated as of September 20, 2016.28

21. Third Amendment to the Master Repurchase Agreement between the Trust and State Street dated as of November 1, 2021 is filed herein as Exhibit (h)(21).

22. Form of Schedule VII.A to the Master Repurchase Agreement between the Trust and State Street dated as of April 29, 2022 is filed herein as Exhibit (h)(22).

23. Fixed Income Clearing Corporation Sponsored Membership Agreement between the Trust, the Fixed Income Clearing Corporation, and State Street dated as of October 10, 2017.28

24. Sponsored Member Joinder Agreement between the Trust and State Street dated as of December 15, 2021 is filed herein as Exhibit (h)(24).

25. Amended and Restated Reimbursement and Security Agreement between the Trust and State Street dated as of December 1, 2021 is filed herein as Exhibit (h)(25).

26. Money Market Services Agreement between the Trust and State Street dated as of June 30, 2010.29

27. First Amendment to the Money Market Services Agreement between the Trust and State Street dated as of April 1, 2014.29

28. Second Amendment to the Money Market Services Agreement between the Trust and State Street dated as of February 13, 2015.29

29. Third Amendment to the Money Market Services Agreement between the Trust and State Street dated as of April 7, 2016.29

30. Participation Agreement among the Trust, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of November 17, 2005.4

31. First Amendment to the Participation Agreement among the Trust, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of November 17, 2005.4

32. Second Amendment to the Participation Agreement among the Trust, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of August 26, 2008.9

33. Third Amendment to the Participation Agreement among the Trust, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of April 9, 2010.12

34. Fourth Amendment to the Participation Agreement among the Trust, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of July 23, 2010.12

35. Fifth Amendment to the Participation Agreement among the Trust, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of August 1, 2011.15

36. Sixth Amendment to the Participation Agreement among the Trust, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of August 28, 2012.16

37. Seventh Amendment to the Participation Agreement among the Trust, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of November 12, 2012.16

38. Eighth Amendment to the Participation Agreement among the Trust, MML Advisers, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of April 1, 2014.19

39. Ninth Amendment to the Participation Agreement among the Trust, MML Advisers, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of August 11, 2015.25

40. Tenth Amendment to the Participation Agreement among the Trust, MML Advisers, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of February 20, 2020.31

41.Eleventh Amendment to the Participation Agreement among the Trust, MML Advisers, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of June 2, 2021 is filed herein as Exhibit (h)(41).

42. Amended and Restated Rule 12d1-4 Fund of Funds Investment Agreement between the Trust, BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., and iShares U.S. ETF Trust dated as of February 22, 2022 is filed herein as Exhibit (h)(42).

43. Side Letter to Amended and Restated Rule 12d1-4 Fund of Funds Investment Agreement between the Trust, BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., and iShares U.S. ETF Trust dated as of February 22, 2022 is filed herein as Exhibit (h)(43).

44. Expense Limitation Agreement between the Trust and MML Advisers, with respect to the MML High Yield Fund, MML Inflation-Protected and Income Fund, MML iShares 60/40 Allocation Fund, MML iShares 80/20 Allocation Fund, and MML Strategic Emerging Markets Fund.34

45. Expense Limitation Agreement between the Trust and MML Advisers, with respect to the MML Equity Momentum Fund, MML Equity Rotation Fund, and MML Special Situations Fund is filed herein as Exhibit (h)(45).

46. Expense Limitation Agreement between the Trust and MML Advisers, with respect to the MML Dynamic Bond Fund is filed herein as Exhibit (h)(46).

47. Form of Expense Limitation Agreement between the Trust and MML Advisers, with respect to the MML Equity Momentum Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML iShares 60/40 Allocation Fund, MML iShares 80/20 Allocation Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund is filed herein as Exhibit (h)(47).

(i)	1. Opinion and Consent of Ropes & Gray LLP as to the legality of shares being registered for the MML Money Market Fund (now known as the MML U.S. Government Money Market Fund), MML Inflation-Protected Bond Fund (now known as the MML Inflation-Protected and Income Fund), MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, and MML Small Cap Equity Fund is incorporated by reference to Exhibit 22 of the Trust’s Pre-Effective Amendment No. 1 to the Registration Statement filed via EDGAR on April 28, 2005.

2. Opinion of counsel as to the legality of Service Class shares.6

3. Opinion of counsel as to the legality of shares being registered for MML Strategic Emerging Markets Fund.7

4. Opinion of counsel as to the legality of shares being registered for the MML High Yield Fund and MML Short-Duration Bond Fund.11

5. Opinion of counsel as to the legality of shares being registered for the MML Asset Momentum Fund (now known as the MML Equity Momentum Fund), MML Dynamic Bond Fund, MML Equity Rotation Fund, and MML Special Situations Fund.22

6. Opinion of counsel as to the legality of shares being registered for the MML iShares 60/40 Allocation Fund and MML iShares 80/20 Allocation Fund.34

(j)	1. Not applicable.

2. Powers of Attorney for Nabil N. El-Hage, Maria D. Furman, and C. Ann Merrifield.1

3. Powers of Attorney for Allan W. Blair, R. Alan Hunter, Jr., and Susan B. Sweeney.14

4. Power of Attorney for Michael R. Fanning.33

5. Power of Attorney for Clifford M. Noreen.33

(k)	Omitted Financial Statements — Not applicable.

(l)	Letter of Understanding relating to Initial Capital, incorporated by reference to Exhibit 25 of the Trust’s Pre-Effective Amendment No. 1 to the Registration Statement filed via EDGAR on April 28, 2005.

(m)	1. Service Class and Service Class I Distribution and Services Plan dated as of August 15, 2008.[6]

2. Amended Schedule A to the Service Class and Service Class I Distribution and Services Plan dated as of May 1, 2021.34

(n)	1. Rule 18f-3 Plan dated as of June 17, 2020.[33]

2. Amended Schedule A to the Rule 18f-3 Plan dated as of May 1, 2021.34

(o)	Reserved.

(p)	1. Code of Ethics for MML Advisers, MML Distributors, LLC, and the Trust is filed herein as Exhibit (p)(1).

2. Code of Ethics for Barings.32

3. Code of Ethics for BlackRock is filed herein as Exhibit (p)(3).

4. Code of Ethics for Brandywine Global is filed herein as Exhibit (p)(4).

5. Code of Ethics for DoubleLine.34

6. Code of Ethics for Invesco Advisers and ICM.34

7. Code of Ethics for T. Rowe Price is filed herein as Exhibit (p)(7).

8. Code of Ethics for Western Asset and Western Asset Limited is filed herein as Exhibit (p)(8).

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 filed on May 1, 2006.

(2)	Intentionally left blank.

(3)	Intentionally left blank.

(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 filed on April 30, 2008.

(5)	Intentionally left blank.

(6)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 filed on August 13, 2008.

(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 9 filed on August 15, 2008.

(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 filed on February 23, 2009.

(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 filed on April 30, 2009.

(10)	Intentionally left blank.

(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 filed on April 30, 2010.

(12)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 15 filed on March 2, 2011.

(13)	Intentionally left blank.

(14)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 filed on March 2, 2012.

(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 filed on May 1, 2012.

(16)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on March 1, 2013.

(17)	Intentionally left blank.

(18)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 26 filed on February 28, 2014.

(19)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed on May 1, 2014.

(20)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 29 filed on February 27, 2015.

(21)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on April 30, 2015.

(22)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 filed on May 15, 2015.

(23)	Intentionally left blank.

(24)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 filed on July 27, 2015.

(25)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 37 filed February 26, 2016.

(26)	Intentionally left blank.

(27)	Intentionally left blank.

(28)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 42 filed March 2, 2018.

(29)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 43 filed April 30, 2018.

(30)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 45 filed April 30, 2019.

(31)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 47 filed March 2, 2020.

(32)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 48 filed April 30, 2020.

(33)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed February 12, 2021.

(34)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed April 30, 2021.

Item 29.	Persons Controlled by or Under Common Control with the Trust

At the date of this Post-Effective Amendment to the Registration Statement, the Trust did not, directly or indirectly, control any person. Currently, the Trust provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of the Trust’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of the Trust, probably for a number of years.

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock or other ownership interests. In addition, MassMutual may be deemed to control one or more investment pools not listed below and managed or sponsored by MassMutual or its affiliates, through direct or indirect ownership of shares or other interests in such investment pools.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

3.	CML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company that holds a portion of the limited partner interest in a European investment fund.

B.	MML Distributors, LLC (November 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual – 99% and MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (November 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, LLC (December 31, 1981), a Massachusetts limited liability company which operates as a securities broker-dealer and federally covered investment advisor.

a.	MML Insurance Agency, LLC (November 16, 1990), a Massachusetts limited liability company which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, (June 27, 2001) a Delaware limited liability company.

2.	MassMutual Assignment Company (October 4, 2000), a North Carolina corporation which operated a structured settlement business.

3.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

4.	LifeScore Labs, LLC (previously, Society of Grownups, LLC) (April 15, 2014), a Massachusetts limited liability company.

5.	MassMutual Ventures Holding LLC (March 26, 2018), a Delaware limited liability company formed to hold mandate investment vehicles.

a.	MassMutual Ventures US I LLC (formerly, MassMutual Ventures LLC) (June 10, 2014), a Delaware limited liability company that will hold investments.

b.	MassMutual Ventures US II LLC (April 17, 2018), a Delaware limited liability company that will hold investments.

c.	MassMutual Ventures US III LLC (May 21, 2020), a Delaware limited liability company that will hold investments.

d.	MassMutual Ventures US IV LLC (December 8, 2021), a Delaware limited liability company that will hold investments.

e.	MassMutual Ventures UK LLC (July 12, 2018), a Delaware limited liability company formed to hold investment mandates in the United Kingdom.

f.	MassMutual Ventures Southeast Asia I LLC (September 25, 2018), a Delaware company that holds investments.

g.	MassMutual Ventures Southeast Asia II LLC (December 12, 2019), a Delaware limited liability company that holds investments.

h.	Athens Fund Management LLC (August 20, 2020), a Delaware limited liability company that will develop and manage certain closed-end funds

i.	Open Alternatives LLC (August 20, 2020), a Delaware limited liability company that will provide valuation and data services.

j.	MassMutual Ventures Management LLC (April 4, 2018), a Delaware limited liability company that will serve as the investment manager for US-based mandate investment vehicles.

1.)	MassMutual Ventures SEA Management Private Limited (June 20, 2018), a Singapore company formed to provide investment advisory services to its affiliated company in the U.S.

6.	Haven Life Insurance Agency, LLC (March 17, 2014), a Delaware limited liability company that engages in insurance agency activities.

7.	MM Rothesay Holdco US LLC (September 24, 2013), a Delaware limited liability company that holds shares in Rothesay Limited.

8.	Fern Street LLC (April 11, 2013), a Delaware limited liability company.

9.	Sleeper Street LLC (October 4, 2019), a Delaware limited liability company that will hold certain investments and invest in a portfolio of private equity assets.

10.	MM Catalyst Fund LLC (November 25 2020), a Delaware limited liability company that holds investments.

11.	MM Asset Management Holding LLC, a Delaware limited liability company that acts as a holding company for certain asset managers.

a.	Barings LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

1.)	Barings Securities LLC (July 1, 1994), a Delaware limited liability company which operates as a securities broker-dealer.

2.)	Barings Guernsey Limited (February 20, 2001), an investment management company organized under the laws of Guernsey.

a.)	Barings Europe Limited (June 5, 2017), a company organized under the laws of England and Wales.

i.	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

aa.	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

bb.	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

cc.	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

dd.	Barings Global Advisers Limited (May 5, 2011), a company organized under the laws of England and Wales that operates as an institutional debt fund manager.

ee.	Barings European Core Property Fund GP Sàrl (October 29, 2015), a special-purpose company organized in Luxembourg that serves as a general partner of a European real estate equity fund.

ff.	Barings BME GP Sàrl (July 31, 2020), a company organized under the laws of England and Wales that serves as a general partner.

gg.	Barings GPLF4(S) GP Sàrl (March 18, 2021), a company incorporated under the laws of Luxembourg that serves as a General Partner.

hh.	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

a.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

aaa.)	Baring Asset Management Switzerland Sàrl (December 18, 2013), an operating company established under the laws of Switzerland.

bbb.)	Baring France SAS Baring France SAS (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

ccc.)	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

ii.	Barings Real Estate UK Holdings Limited (November 13, 2009), a holding company incorporated under the laws of England and Wales.

aa.	Barings Real Estate Advisers (Continental Europe) Limited (April 23, 2004), a special purpose holding company.

iii.	Barings Italy S.r.l. (July 23, 2019 ), an operating company incorporated under the laws of Italy.

iv.	Barings Sweden AB (July 16, 2019 ), an operating company incorporated under the laws of Sweden.

v.	Barings Asset Management Spain SL (October 13, 2019), an operating company incorporated under the laws of Spain.

vi.	Barings Netherlands B.V. (December 5, 2019), an operating company incorporated under the laws of the Netherlands.

vii.	Barings GmbH (formerly Barings Real Estate GmbH)(January 8, 2014), a German limited liability company that provides transaction and asset management services for all types of real estate and retail property, in addition to development and refurbishment services for office, retail, industrial and residential assets.

viii.	Barings (U.K.) Limited (January 4, 1995), an institutional debt-fund manager organized under the laws of England and Wales.

3.)	Barings Real Estate Advisers, Inc. (May 11, 2004), a Delaware corporation that holds a “corporation” real estate license.

4.)	Barings Real Estate Acquisitions LLC (January 10, 2022), a Delaware limited liability company.

5.)	BMC Holdings DE LLC (March 29, 2013), a Delaware limited liability company.

6.)	Barings Finance LLC (December 12, 2012), a Delaware limited liability company formed to invest in securities of U.S. middle market companies.

a.)	BCF Europe Funding Limited (August 27, 2013), a company formed in the Republic of Ireland to invest in securities.

b.)	BCF Senior Funding I LLC (August 28, 2013), a limited liability company formed under the laws of the State of Delaware to invest in securities.

c.)	BCF Senior Funding I Designated Activity Company (January 20, 2016), a company formed in the Republic of Ireland to invest in securities.

7.)	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

a.)	Barings Japan Limited (January 13, 1986), a company organized in Japan that is registered as a Financial Business Operator (Registration No. 396-KLFB) for Type II Financial Instruments Business, Investment Advisory and Agency Business, and Investment Management Business with the Financial Services Agency in Japan under the Financial Instruments and Exchange Act (Act No. 25 of 1948).

b.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda under that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

c.)	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

d.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

i.	Baring Asset Management Korea Limited, a regulated Korean company that engages in the business of asset management, business administration and investment advisory services.

ii.	Barings Investment Management (Shanghai) Limited (August 3, 2018) is an operating company established under Chinese law.

aa.	Barings Overseas Investment Fund Management (Shanghai) Limited (August 22, 2018) serves as the distributor in China.

e.)	Barings Australia Holding Company Pty Ltd (October 12, 2009), an operating company that employs five or more mezzanine debt portfolio managers.

i.	Barings Australia Pty Ltd (October 16, 2009), an asset manager for Australian institutional investors.

f.)	Barings Singapore Pte. Ltd. (November 16, 2020), an operating company established under the laws of Singapore.

D.	The MassMutual Trust Company (January 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MM Private Equity Intercontinental LLC (September 24, 2013), a Delaware limited liability company that invests in certain private equity funds.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

J.	MML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for MassMutual.

K.	MassMutual External Benefits Group LLC (September 23, 2010), a Delaware limited liability company created to satisfy a professional employer organization’s tax reporting needs.

L.	JFIN Parent LLC (July 15, 2021), a Delaware limited liability company created as the parent organization of Jefferies Finance LLC. (MassMutual holds 50% voting ownership interest and Jefferies Group, LLC holds 50% voting ownership interest.)

1.	Apex Credit Holdings LLC (formerly known as Apex Credit Partners LLC, October 20, 2014), a Delaware limited liability company which holds legacy CLO investments.

2.	Jefferies Finance LLC (July 26, 2004), a Delaware limited liability company and commercial finance company registered with the SEC as an investment adviser that structures, underwrites and arranges senior secured loans to corporate borrowers and financial sponsors.

a.	JFIN Co-Issuer Corporation (March 13, 2013), a Delaware corporation formed for the purpose of acting as a co-issuer of senior unsecured notes and secured term loans of Jefferies Finance LLC.

b.	JFIN Fund III LLC (October 14, 2011), a Delaware limited liability company formed for the purpose of investing in senior secured loans and entering into a warehouse financing through a credit facility with Wells Fargo Bank, N.A.

c.	JFIN High Yield Investments LLC (December 16, 2015), a Delaware limited liability company formed for the purpose of investing in high yield securities.

d.	JFIN LC Fund LLC (February 1, 2016), a Delaware limited liability company formed for the purposes of holding cash collateral and entering into a standby letter of credit fronting facility with Wells Fargo Bank, N.A.

e.	JFIN Revolver Holdings LLC (January 23, 2018), a Delaware limited liability company formed to hold revolving loan commitments.

f.	JFIN Revolver Holdings II LLC (May 11, 2018), a Delaware limited liability company formed to hold revolving loan commitments.

g.	JFIN GP Adviser LLC (May 11, 2018), a Delaware limited liability company formed to be an investment adviser and general partner.

h.	JFIN Europe GP, S.à.r.l. (December 18, 2015), a Luxembourg private limited liability company formed as the general partner of Jefferies Finance Europe, SCSp.

1.)	Jefferies Finance Europe, S.L.P. (July 20, 2020), an alternative investment fund formed as a professional specialized fund incorporated as a limited partnership governed by articles L.214-162-1 et seq. of the French Monetary and Financial Code, which was established to arrange and invest in European senior secured loans.

2.)	Jefferies Finance Europe, SCSp (March 10, 2016), an alternative investment fund formed as a Luxembourg special limited partnership which was established to arrange and invest in European senior secured loans.

i.	Jefferies Finance Business Credit LLC (August 7, 2013), a Delaware limited liability company that acts as a holding company for JFIN Business Credit Fund I LLC.

1.)	JFIN Business Credit Fund I LLC (August 7, 2013), a Delaware limited liability company formed for the purpose of investing in asset based revolving loans and entering into warehouse financing through a credit facility with Wells Fargo Capital Finance.

j.	JFIN Funding 2021 LLC (November 5, 2021), a Delaware limited liability company which serves as the warehouse borrower for a financing provided by MassMutual.

k.	Jefferies Credit Partners LLC (formerly known as JFIN Asset Management LLC)(June 8, 2020), a Delaware limited which is a private credit lending platform and investment adviser registered with the SEC as a relying adviser.

1.)	Apex Credit Partners LLC (formerly known as Apex Newco LLC) (July 15, 2021), a Delaware limited liability company which is an investment adviser to CLOs and is registered with the SEC as a relying adviser.

2.)	JFAM GP LLC (April 13, 2017), a Delaware limited liability company formed as the holding company for Jefferies Direct Lending Fund, LP. Jefferies Credit Partners LLC is the managing member.

a.)	JFAM GP LP (April 13, 2017), a Delaware partnership formed as the general partner of Jefferies Direct Lending Fund, LP. JFAM GP LLC is the general partner, and Jefferies Credit Partners LLC is the limited partner.

i.	Jefferies Direct Lending Fund C LP (November 25 2019), a Delaware partnership formed for the purpose of investing alongside Jefferies Direct Lending Fund LP in senior secured middle market loans, and to be managed by Jefferies Credit Partners LLC. JFAM GP LP is the general partner, and Jefferies Finance LLC is the limited partner.

aa.	Jefferies DLF C Holdings LLC (February 11, 2020), a Delaware limited liability company created in connection with a fund leverage facility.

a.	Jefferies Direct Lending Fund C SPE LLC (February 11, 2020), a Delaware limited liability company created in connection with a fund leverage facility.

l.	Jefferies Senior Lending LLC (April 26, 2021), a Delaware limited liability company formed as a warehouse special purpose vehicle to invest in Large Cap loan assets.

m.	JFIN Revolver Holdings IV LLC (January 4, 2022), a Delaware limited liability company formed as a warehouse special purpose vehicle to invest in revolving loan commitments.

M.	Berkshire Way LLC (June 14 2012), a Delaware limited liability company that was formed to invest in emerging market securities on behalf of MassMutual.

N.	MML Strategic Distributors, LLC (June 7, 2013), a Delaware limited liability company that is licensed to act as a broker-dealer.

O.	MML Investment Advisers, LLC (September 24, 2013), a Delaware limited liability company which operates as a federally covered investment adviser.

P.	Pioneers Gate LLC (October 27, 2014), a Delaware limited liability company that was formed to invest in asset-backed securities on behalf of MassMutual.

Q.	MML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company that holds a portion of the limited partner interest in a European investment fund.

R.	Timberland Forest Holding LLC (October 12, 2015), a Delaware limited liability company that acts as a holding company. MassMutual’s ownership is 37% and 63% is held by MassMutual Trad Private Equity LLC.

1.	Lyme Adirondack Forest Company, LLC (April 4, 2006), a Delaware limited liability company that acts as a holding company.

a.	Lyme Adirondack Timber Sales, LLC (December 16, 2016), a Delaware company. (Note: Lyme Adirondack Timber Sales, Inc. merged with and into this company effective December 31, 2016.)

b.	Lyme Adirondack Timberlands I, LLC (August 16, 2006), a Delaware limited liability company that is a property owner.

c.	Lyme Adirondack Timberlands II, LLC (August 16, 2006), a Delaware limited liability company that is a property owner.

S.	MassMutual International LLC (February 19, 1996), a Delaware limited liability company which operates as a holding company for certain international investments.

1.	MassMutual Solutions LLC (June 20, 2019), a Delaware limited liability company that acts as a holding company for Haven Technologies Asia Limited.

a.	Haven Technologies Asia Limited (July 9, 2019), a Hong Kong technology company (formerly, HarborTech (Asia) Limited).

T.	Insurance Road LLC (May 3, 2017), a Delaware limited liability company that acts as a holding company for companies that hold intellectual property assets and invest in a portfolio of private equity assets.

1.	MassMutual Intellectual Property LLC (May 3, 2017), a Delaware limited liability company that will hold certain intellectual property.

2.	MassMutual Trad Private Equity LLC (May 3, 2017), a Delaware limited liability company that will hold and invest in a portfolio of private equity assets.

3.	Trad Investments I LLC (September 11, 2018), a Delaware limited liability company that will hold and invest in a portfolio of private equity assets.

U.	MassMutual Mortgage Lending LLC (October 30, 2017), a Delaware limited liability company that will invest in commercial mortgage loans.

V.	MM Copper Hill Road LLC (October 5, 2017), a Delaware limited liability company that has been established to hold certain receivables and to engage in related financing activities.

W.	EM Opportunities LLC (January 16, 2018), a Delaware limited liability company formed to hold a portfolio of high yield, emerging market debt investments.

X.	MassMutual MCAM Insurance Company, Inc. (March 18, 2018), a Vermont captive insurance company that will sell insurance to MassMutual and its subsidiary companies.

Y.	CML Global Capabilities (December 2, 2019), a Delaware limited liability company.

Z.	MM Global Capabilities I LLC (December 2, 2019), a Delaware limited liability company that serves as a limited partner and holds ownership shares in MassMutual Global Business Services India LLP.

1.	MassMutual Global Business Services India LLP (December 23, 2019), a limited partnership domiciled in the Republic of India that will provide information technology and information technology enabled services to MassMutual. (Owned 99.8% by MM Global Capabilities I LLC, 0.1% by MM Global Capabilities II LLC and 0.1% by MM Global Capabilities III LLC.)

AA.	MM Global Capabilities II LLC (December 2, 2019), a Delaware limited liability company that serves as a limited partner and holds ownership shares in MassMutual Global Business Services India LLP.

1.	MM Global Capabilities (Netherlands) B.V. (February 28, 2020), a company domiciled in the Netherlands that will hold ownership interests of MassMutual in India and Romania (MM Global Capabilities I LLC and MM Global Capabilities II LLC are the partners of this company).

a.	MassMutual Global Business Services Romania S.R.L. (March 31, 2020), a company domiciled in Romania that will provide computer programming, consultancy and related activities to MassMutual.

BB.	MM Global Capabilities III LLC (December 3, 2019), a Delaware limited liability company that serves as a limited partner and holds ownership shares in MassMutual Global Business Services India LLP.

CC.	MM Investment Holding (September 21, 2020), a Cayman Islands company organized to provide holding company services and financial services for its affiliates.

1.	MML Management Corporation (October 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

a.	MassMutual International Holding MSC, Inc. (January 31, 2001), a Massachusetts corporation.

b.	MassMutual Holding MSC, Inc. (December 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

2.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide (owned 99.61% by MM Investment Holding and .39% by C.M. Life Insurance Company.

a.	MMAF Equipment Finance LLC 2013-A (July 19, 2013), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

b.	MMAF Equipment Finance LLC 2014-A (May 7, 2014), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

c.	MMAF Equipment Finance LLC 2015-A (April 22, 2015), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

d.	MMAF Equipment Finance LLC 2016-A (March 24, 2016), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

e.	MMAF Equipment Finance LLC 2017-A (April 11, 2017), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

f.	MMAF Equipment Finance LLC 2017-B (October 30, 2017), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

g.	MMAF Equipment Finance LLC 2018-A (April 24, 2018), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

h.	MMAF Equipment Finance LLC 2019-A (February 20, 2019), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

i.	MMAF Equipment Finance LLC 2019-B (August 23, 2019), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

j.	Rozier LLC, (December 26, 2018), a Delaware limited liability company that holds company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

k.	MMAF Equipment Finance LLC (April 12 2021), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

DD.	MML CM LLC (November 10, 2020), a Delaware limited liability company that holds certain investments for MassMutual.

1.	Blueprint Income LLC (May 4, 2016), a New York limited liability company that is an online annuity marketplace.

2.	Flourish Financial LLC (November 3, 2017), a Delaware limited liability company that is a fintech platform for registered investment advisers.

3.	Flourish Technologies LLC (May 11, 2021), a Delaware limited liability company.

4.	Flourish Digital Assets LLC (May 11, 2021), a Delaware limited liability company.

EE.	Glidepath Holdings Inc. (February 4, 2021), a Delaware corporation that acts act as a holding company.

1.	Great American Life Insurance Company (December 29, 1961), an Ohio corporation that acts as a life and health insurance company.

a.	Annuity Investors Life Insurance Company (November 13, 1981), an Ohio corporation that acts as a life and health insurance company.

b.	AAG Insurance Agency, LLC (December 6, 1994), a Kentucky corporation that acts as an insurance agency.

c.	Great American Advisors, LLC (December 10, 1993), an Ohio corporation that acts as a broker-dealer.

d.	Manhattan National Holding Corporation (August 27, 2008), an Ohio Corporation that acts as a holding company.

1.)	Manhattan National Life Insurance Company (May 21, 2014), an Ohio corporation that acts as a life and health insurance company.

FF.	ITPS Holding LLC (May 18, 2021, a Delaware limited liability company that acts act as a holding company.

1.	HITPS LLC (May 24, 2021), a Delaware limited liability company that acts as a provider of cloud based insurance technology solutions.

GG.	MM/Barings Multifamily TEBS 2020 LLC (April 2, 2020) a Delaware limited liability company that engages in bond and mortgage loan securitization transactions.

HH.	MM Direct Private Investments Holding LLC (September 16, 2021), a Delaware limited liability company that acts act as a holding company.

1.	MM Direct Private Investments UK Limited (September 27, 2021), a UK private limited company that holds investments.

Item 30.	Indemnification

Article VIII, Sections 1, 2, 3, 4 and 5 of the Trust’s Second Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to Exhibit (a) of the Trust’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on March 2, 2012, provide as follows with respect to indemnification of the Trustees and officers of the Trust against liabilities which may be incurred by them in such capacities:

Second Amended and Restated Declaration of Trust

Section 1. Trustees, Officers, Etc. The Trust shall indemnify every person who is or has been a Trustee or officer (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred or paid by any Covered Person in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil, criminal, or other, including appeals, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (the disinterested Trustees to take final action on the consideration of such approval within 60 days of a request thereof by a Covered Person), or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (which opinion the Trustees shall use reasonable diligence to obtain within 60 days of a request therefor by a Covered Person). Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 3. Rebuttable Presumption. For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (a) or (b) of Section 2 of this Article VIII, the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 4. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Section 5. No Presumption. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a Covered Person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Trust or that the person had reasonable cause to believe that the person’s conduct was lawful.

Trustees and officers of the Trust are also indemnified by MassMutual pursuant to its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual’s directors’ and officers’ liability insurance program, which covers the Trust’s Trustees and officers, consist of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of the Trust against liability from shareholder derivative and similar lawsuits which are not indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of the Trust or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

a.	The Investment Adviser

MML Advisers is the investment adviser for the Trust. MML Advisers is responsible for providing all necessary investment management and administrative services to the Trust. MML Advisers, a Delaware limited liability company, was formed in 2013 and is a wholly-owned subsidiary of MassMutual. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. MassMutual served as the Trust’s investment adviser through March 31, 2014.

The directors and officers of MML Advisers, which is located at 1295 State Street, Springfield, Massachusetts 01111-0001, their positions with MML Advisers, and their other principal business affiliations and business experience for the past two years are as follows:

ANDREA ANASTASIO, Vice President (since 2021)

Head of Investment Management Solutions (since 2021), MassMutual; Head of Investment Strategy and Research, North America (2019-2021), State Street Global Advisors; Vice President (since 2021), MassMutual Select Funds (open- end investment company); Vice President (since 2021), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2021), MML Series Investment Fund (open-end investment company).

KARL BEINKAMPEN, Vice President (since 2021)

Head of MassMutual Investment Alternatives Product (since 2020), MassMutual; President (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).

PABLO CABRERA, Assistant Treasurer (since 2021)

Head of Cash Operations (since 2020), MassMutual; Assistant Vice President (2000-2020), FM Global; Assistant Treasurer (since 2021), MML Distributors, LLC; Assistant Treasurer (since 2021), C.M. Life Insurance Company; Assistant Treasurer, (since 2021), MML Bay State Life Insurance Company; Assistant Treasurer, (since 2021), Athens Fund Management LLC; Assistant Treasurer, (since 2021), Berkshire Way LLC; Assistant Treasurer, (since 2021), Blueprint Income LLC; Assistant Treasurer, (since 2021), EM Opportunities LLC; Assistant Treasurer, (since 2021), Fern Street LLC; Assistant Treasurer, (since 2021), Glidepath Holdings Inc.; Assistant Treasurer, (since 2021), HITPS LLC; Assistant Treasurer, (since 2021), Insurance Road LLC; Assistant Treasurer, (since 2021), ITPS Holding LLC; Assistant Treasurer, (since 2021), MassMutual Capital Partners LLC; Assistant Treasurer, (since 2021), MassMutual External Benefits Group LLC; Assistant Treasurer, (since 2021), MassMutual Global Business Services India LLP; Assistant Treasurer, (since 2021), MassMutual Global Business Services Romania S.R. L.; Assistant Treasurer, (since 2021), MassMutual Holding LLC; Assistant Treasurer, (since 2021), MassMutual Holding MSC, Inc.; Assistant Treasurer, (since 2021), MassMutual Intellectual Property LLC; Assistant Treasurer, (since 2021), MassMutual International Holding MSC, Inc.; Assistant Treasurer, (since 2021), MassMutual International LLC; Assistant Treasurer, (since 2021), MassMutual Mortgage Lending LLC; Assistant Treasurer, (since 2021), MassMutual Private Equity Funds LLC; Assistant Treasurer, (since 2021), MassMutual Private Equity Funds Subsidiary LLC; Assistant Treasurer, (since 2021),MassMutual Ventures Holding LLC; Assistant Treasurer, (since 2021), MassMutual Ventures Management LLC; Assistant Treasurer, (since 2021), MassMutual Ventures SEA Management Private Limited; Assistant Treasurer, (since 2021), MassMutual Ventures Southeast Asia I LLC; Assistant Treasurer, (since 2021), MassMutual Ventures Southeast Asia II LLC; Assistant Treasurer, (since 2021), MassMutual Ventures UK LLC; Assistant Treasurer, (since 2021), MassMutual Ventures US I LLC; Assistant Treasurer, (since 2021), MassMutual Ventures US II LLC; Assistant Treasurer, (since 2021), MassMutual Ventures US III LLC; Assistant Treasurer, (since 2021), MM Asset Management Holding LLC; Assistant Treasurer, (since 2021), MM Catalyst Fund LLC; Assistant Treasurer, (since 2021), MM Cooper Hill Road; Assistant Treasurer, (since 2021), MM Global Capabilities I LLC; Assistant Treasurer, (since 2021), MM Global Capabilities II LLC; Assistant Treasurer, (since 2021), MM Global Capabilities III LLC; Assistant Treasurer, (since 2021), MM Global Capabilities (Netherlands) BV; Assistant Treasurer, (since 2021), MM Private Equity Intercontinental LLC; Assistant Treasurer, (since 2021), MM Rothesay Holdco US LLC; Assistant Treasurer, (since 2021), MML CM LLC; Assistant Treasurer, (since 2021), MML Management Corporation; Assistant Treasurer, (since 2021), Open Alternatives LLC; Assistant Treasurer, (since 2021), Pioneers Gate LLC; Assistant Treasurer, (since 2021), Sleeper Street LLC; Assistant Treasurer, (since 2021), Trad Investments I LLC.

GEOFFREY CRADDOCK, Director (since 2017)

Chief Risk Officer, Enterprise Risk Management (since 2017), MassMutual; Director (since 2017), Barings LLC; Director (since 2017), Haven Life Insurance Agency, LLC; Director (since 2017), LifeScore Labs, LLC; Director (since 2018), MassMutual International LLC; Director (since 2017), MM Asset Management Holding LLC; Director (since 2017), MML Investors Services, LLC; Director (since 2019), MassMutual MCAM Insurance Company, Inc.; Director (since 2017), MML Strategic Distributors, LLC.

MICHAEL R. FANNING, Director (since 2016)

Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual; Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end  investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company); GBH Board of Advisors (since 2018); MassChallenge Board of Directors (since 2020); FinTech Sandbox Board (since 2020); Member (since 2014), MassMutual Ventures LLC; Director (since 2009), Executive Vice President (2011-2019), C.M. Life Insurance Company; Director (since 2009), Executive Vice President (2011-2019), Member of Audit Committee (since 2009), MML Bay State Life Insurance Company; Member Representative (since 2009), MML Distributors, LLC; Director (since 2007), Member of Executive Committee (since 2008), Member of Audit Committee (since 2008), MML Investors Services, LLC.

BRIAN FINUCANE, Assistant Treasurer (since 2021)

Head of Debt Financing and Liquidity (since 2021), MassMutual; Assistant Treasurer (since 2021), C.M. Life Insurance Company; Assistant Treasurer, (since 2021), MML Bay State Life Insurance Company; Assistant Treasurer, (since 2021), Athens Fund Management LLC; Assistant Treasurer, (since 2021), Berkshire Way LLC; Assistant Treasurer, (since 2021), Blueprint Income LLC; Assistant Treasurer, (since 2021), EM Opportunities LLC; Assistant Treasurer, (since 2021), Fern Street LLC; Assistant Treasurer, (since 2021), Glidepath Holdings Inc.; Assistant Treasurer, (since 2021), HITPS LLC; Assistant Treasurer, (since 2021), Insurance Road LLC; Assistant Treasurer, (since 2021), ITPS Holding LLC; Assistant Treasurer, (since 2021), MassMutual Capital Partners LLC; Assistant Treasurer, (since 2021), MassMutual External Benefits Group LLC; Assistant Treasurer, (since 2021), MassMutual Global Business Services India LLP; Assistant Treasurer, (since 2021), MassMutual Global Business Services Romania S.R. L.; Assistant Treasurer, (since 2021), MassMutual Holding LLC; Assistant Treasurer, (since 2021), MassMutual Holding MSC, Inc.; Assistant Treasurer, (since 2021), MassMutual Intellectual Property LLC; Assistant Treasurer, (since 2021), MassMutual International Holding MSC, Inc.; Assistant Treasurer, (since 2021), MassMutual International LLC; Assistant Treasurer, (since 2021), MassMutual Mortgage Lending LLC; Assistant Treasurer, (since 2021), MassMutual Private Equity Funds LLC; Assistant Treasurer, (since 2021), MassMutual Private Equity Funds Subsidiary LLC; Assistant Treasurer, (since 2021),MassMutual Ventures Holding LLC; Assistant Treasurer, (since 2021), MassMutual Ventures Management LLC; Assistant Treasurer, (since 2021), MassMutual Ventures SEA Management Private Limited; Assistant Treasurer, (since 2021), MassMutual Ventures Southeast Asia I LLC; Assistant Treasurer, (since 2021), MassMutual Ventures Southeast Asia II LLC; Assistant Treasurer, (since 2021), MassMutual Ventures UK LLC; Assistant Treasurer, (since 2021), MassMutual Ventures US I LLC; Assistant Treasurer, (since 2021), MassMutual Ventures US II LLC; Assistant Treasurer, (since 2021), MassMutual Ventures US III LLC; Assistant Treasurer, (since 2021), MM Asset Management Holding LLC; Assistant Treasurer, (since 2021), MM Catalyst Fund LLC; Assistant Treasurer, (since 2021), MM Cooper Hill Road; Assistant Treasurer, (since 2021), MM Global Capabilities I LLC; Assistant Treasurer, (since 2021), MM Global Capabilities II LLC; Assistant Treasurer, (since 2021), MM Global Capabilities III LLC; Assistant Treasurer, (since 2021), MM Global Capabilities (Netherlands) BV; Assistant Treasurer, (since 2021), MM Private Equity Intercontinental LLC; Assistant Treasurer, (since 2021), MM Rothesay Holdco US LLC; Assistant Treasurer, (since 2021), MML CM LLC; Assistant Treasurer, (since 2021), MML Management Corporation; Assistant Treasurer, (since 2021), Open Alternatives LLC; Assistant Treasurer, (since 2021), Pioneers Gate LLC; Assistant Treasurer, (since 2021), Sleeper Street LLC; Assistant Treasurer, (since 2021), Trad Investments I LLC.

ANDREW M. GOLDBERG, Secretary (since 2015)

Assistant Secretary (2013-2015), MML Advisers; Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).

NATHAN HALL, Chief Financial Officer and Treasurer (since 2016)

Head of Wealth Management Finance (since 2018), Assistant Vice President, Financial Planning & Analysis (2012-2018), MassMutual; Chief Financial Officer and Treasurer (since 2012), MML Investors Services, LLC; Chief Financial Officer and Treasurer (since 2014), MML Strategic Distributors, LLC; Chief Financial Officer and Treasurer (since 2016) and (2012-2014), MML Distributors, LLC; Chief Financial Officer (since 2012), MML Insurance Agency, LLC; Chief Financial Officer (since 2012), MMLISI Financial Alliances, LLC; Chief Financial Officer (since 2021), Flourish Financial, LLC.

ARUNA HOBBS, Vice President (since 2021)

Head of Institutional Investments (since 2014), MassMutual; Vice President (since 2017), MML Distributors, LLC; Vice President (since 2021), MassMutual Select Funds (open-end investment company); Vice President (since 2021), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2021), MML Series Investment Fund (open-end investment company); Vice President (since 2021), MML Series Investment Fund II (open-end investment company).

PAUL LAPIANA, President (since 2021)

Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; President (since 2021), MassMutual Select Funds (open-end investment company); President (since 2021), MassMutual Premier Funds (open-end investment company); President (since 2021), MassMutual Advantage Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company); President (since 2021), MML Series Investment Fund II (open-end investment company); CEO & President (since 2020) MML Distributors, LLC.

JILL NAREAU ROBERT, Assistant Secretary (since 2015)

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).

SEAN NEWTH, Director (since 2021)

Corporate Controller (since 2017), MassMutual; Director (since 2021), MML Investor Services, LLC; Director (since 2021), MML Strategic Distributors, LLC; Director (since 2020), MassMutual Asset Finance, LLC; Senior Vice President (since 2019), MM Asset Management Holding LLC; Senior Vice President and Controller (since 2018), MassMutual Holding LLC; Senior Vice President and Controller (since 2018), MassMutual Holding MSC, Inc.; Senior Vice President and Controller (since 2018), MassMutual International Holding MSC, Inc.; Vice President and Controller (since 2018), MassMutual  MCAM Insurance Company, Inc.; Director (since 2018), The MassMutual Trust Company; Senior Vice President and Controller  (since 2017), C.M. Life Insurance Company; Senior Vice President and Controller (since 2017), MML Bay State Life Insurance Company.

JULIETA SINISGALLI, Assistant Treasurer (since 2021)

Treasurer, Corporate-CFO Office, (since 2021), MassMutual; Assistant Treasurer (since 2021), MML Distributors, LLC; Treasurer, (since 2021), C.M. Life Insurance Company; Treasurer, (since 2021), MML Bay State Life Insurance Company; Treasurer, (since 2021), Athens Fund Management LLC; Treasurer, (since 2021), Berkshire Way LLC; Treasurer, (since 2021), Blueprint Income LLC; Treasurer, (since 2021), EM Opportunities LLC; Treasurer, (since 2021), Fern Street LLC; VP and Treasurer, (since 2021), Glidepath Holdings Inc.; Treasurer, (since 2021), Haven Life Insurance Agency, LLC; Treasurer, (since 2021), HITPS LLC; Treasurer, (since 2021), Insurance Road LLC; Treasurer, (since 2021), ITPS Holding LLC; Treasurer, (since 2021), LifeScore Labs, LLC; Treasurer, (since 2021), MassMutual Capital Partners LLC; Treasurer, (since 2021), MassMutual External Benefits Group LLC; Treasurer, (since 2021), MassMutual Global Business Services India LLP; Treasurer, (since 2021), MassMutual Global Business Services Romania S.R. L.; VP and Treasurer, (since 2021), MassMutual Holding LLC; VP and Treasurer, (since 2021), MassMutual Holding MSC, Inc.; VP and Treasurer, (since 2021), MassMutual Intellectual Property LLC; VP and Treasurer, (since 2021), MassMutual International Holding MSC, Inc.; Treasurer, (since 2021), MassMutual International LLC; Treasurer, (since 2021), MassMutual Mortgage Lending LLC; Treasurer, (since 2021), MassMutual Private Equity Funds LLC; Treasurer, (since 2021), MassMutual Private Equity Funds Subsidiary LLC; Treasurer, (since 2021), MassMutual Trad Private Equity LLC; Treasurer, (since 2021), MassMutual Ventures Holding LLC; Treasurer, (since 2021), MassMutual Ventures Management LLC; Treasurer, (since 2021), MassMutual Ventures SEA Management Private Limited; Treasurer, (since 2021), MassMutual Ventures Southeast Asia I LLC; Treasurer, (since 2021), MassMutual Ventures Southeast Asia II LLC; Treasurer, (since 2021), MassMutual Ventures UK LLC; Treasurer, (since 2021), MassMutual Ventures US I LLC; Treasurer, (since 2021), MassMutual Ventures US II LLC; Treasurer, (since 2021), MassMutual Ventures US III LLC; Treasurer, (since 2021), MM Asset Management Holding LLC; Treasurer, (since 2021), MM Catalyst Fund LLC; Treasurer, (since 2021), MM Cooper Hill Road; Treasurer, (since 2021), MM Global Capabilities I LLC; Treasurer, (since 2021), MM Global Capabilities II LLC; Treasurer, (since 2021), MM Global Capabilities III LLC; Treasurer, (since 2021), MM Global Capabilities (Netherlands) BV; VP and Treasurer, (since 2021), MM Private Equity Intercontinental LLC; VP and Treasurer, (since 2021), MM Rothesay Holdco US LLC; Treasurer, (since 2021), MML CM LLC; VP and Treasurer, (since 2021), MML Management Corporation; Treasurer, (since 2021), Open Alternatives LLC; VP and Treasurer, (since 2021), Pioneers Gate LLC; VP and Treasurer, (since 2021), Sleeper Street LLC; Treasurer, (since 2021), Trad Investments I LLC.

DOUGLAS STEELE, Vice President (since 2017) and Head of Product Management (since 2021)

Head of Investment Management (2017-2021), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Product Management (since 2021), Head of Manager Research (2021), Head of Investment Management (2017-2021), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

PHILIP S. WELLMAN, Vice President and Chief Compliance Officer (since 2013)

Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company);Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); and Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).

(b)	The Investment Subadvisers:

BARINGS LLC (“BARINGS”)

Barings is the subadviser to certain series of the Trust. The members of the Board of Managers and the Senior Management team of Barings, their positions with Barings, and their other principal business affiliations and business experience for the past two years are listed below. The addresses of the offices of Barings, and unless otherwise stated, each Manager and member of the Senior Management Team, is 300 South Tryon Street, Charlotte, North Carolina 28202.

Board of Managers

Susan M. Cicco, Member of the Board of Managers

Ms. Cicco is Head of Human Resources (since January 2017) & Employee Experience of MassMutual. Previously, Ms. Cicco held the position of Chief of Staff to the Chief Executive Officer from July 2012 to January 2017. Ms. Cicco joined the Company in 1993.

M. Timothy Corbett, Member of the Board of Managers

Mr. Corbett is the Chief Investment Officer of MassMutual. He joined the Company in July 2011. Previously, Mr. Corbett was the Chief Investment Officer of the State of Connecticut. In that role, he was the head of the Pension Fund Management Division of the Office of the State Treasurer, directing policy and strategic planning, and implementation and supervision of the investment programs of the Connecticut Retirement Plans and Trust Funds.

Geoffrey Craddock, Member of the Board of Managers

Mr. Craddock joined MassMutual in October 2017 as the Chief Risk Officer. Previously, he was the leader of risk management and asset allocation at MassMutual’s subsidiary, OppenheimerFunds, Inc. (“OFI”), having joined OFI in 2008. Prior to OFI, he oversaw global market risk management at the Canadian Imperial Bank of Commerce.

Roger W. Crandall, Member of the Board of Managers

Mr. Crandall is Chairman (since December 2010), President (since December 2008) and Chief Executive Officer (since January 2010) of Massachusetts Mutual Life Insurance Company in Springfield, Massachusetts. He has been with MassMutual since 1988 and previously held the titles of Chief Operating Officer and Chief Investment Officer. Mr. Crandall joined the Board in 2008 and presently serves as a member of the Investment and Technology & Governance Committees and is the Chair of the Executive Committee. He is a member of the Board of Directors of the Business Roundtable, the Federal Reserve Bank of Boston and the Financial Services Roundtable, and also serves on the Smithsonian National Board, American Council of Life Insurers Executive Committee, the Massachusetts Competitive Partnership, the Wharton Board of Leadership Advisors, the University of Vermont Foundation Leadership Council and the Lahey Hospital & Medical Center Board of Trustees.

Michael Freno, Chairman, Member of the Board of Managers, and Chief Executive Officer

Mr. Freno is Chairman and CEO of Barings LLC, a $387+ billion global financial services firm with offices across the U.S., Europe, Australia and Asia. He is also Chair of the Barings Board of Directors and a member of the MassMutual Executive Leadership Team. His experience canvasses two decades on the buy-side, focusing on both equity and debt investments. Previously, he was President overseeing Barings’ investments, sales, operations and technology and Chairman of the Board of Barings BDC, Inc., (NYSE: BBDC), an external business development company managed by Barings. Mr. Freeno also serves as an Executive Sponsor for the Barings Black Alliance employee resource group.

Sears Merritt, Member of the Board of Managers

Mr. Merritt is the Head of Data, Strategy & Architecture – Enterprise Technology & Experience of MassMutual. He joined the company in 2013 and is responsible for leading the technology strategy, enterprise architecture, and data science functions throughout the organization. Mr. Merritt also leads LIfeScore Labs, a wholly owned insurtech subsidiary focused on mortality risk.

Michael O’Connor, Member of the Board of Managers

Mr. O’Connor is the General Counsel of MassMutual, a role he assumed in February 2017. He joined the Company in 2005 as a member of the Law department and in 2008, assumed responsibility for the Corporate Law and Government Relations team. Following that role, he led the Company’s corporate development function, served as President of MassMutual International, LLC, and was the prior Chief of Staff to the Chief Executive Officer.

Elizabeth A. Ward, Member of the Board of Managers

Ms. Ward has been the Company’s Chief Financial Officer since June 2016. She also held the roles of Chief Actuary from May 2016 through October 20, 2019, and Chief Enterprise Risk Officer from 2007, when she joined the Company, through May 2016. Previously, Ms. Ward was a Managing Director in Babson Capital Management LLC’s Quantitative Management Group.

Senior Management

Michael Freno, Chairman, Member of the Board of Managers and Chief Executive Officer

See above.

Steve Boehm, Chief Operating Officer

Steve Boehm is Barings’ Chief Operating Officer and is a member of the Barings Senior Leadership Team. Steve leads Barings’ technology and operations focused on end-to-end customer experience and growth. Steve has more than two decades of experience in technology-driven businesses, financial services, global operations, digital payments and merger integration. Prior to joining the firm in 2020, Steve was a Senior Vice President and Chief Operating Officer of AvidXchange, where he led the company’s transformation through a period of hypergrowth and customer experience redesign. Previously, Steve served for six years as Senior Vice President, Global Customer Experience of eBay. Earlier in his career, he worked as a Senior Vice President, Global Product Management and Innovation at First Data Corp. and Executive Vice President, Merger Integration for the Wells Fargo/Wachovia merger. He held other leadership roles at Wachovia and Visa. Steve holds a B.B.A. from James Madison University and an M.B.A. from George Mason University.

Chris Cary, Managing Director and Global Treasurer

Chris Cary is a member of Barings’ Finance Team and the firm’s Global Treasurer responsible for Barings’ financial risk management strategies, including foreign exchange, interest rate, and credit risk and liability management. Chris has worked in the industry since 2001. Prior to joining the firm in 2018, Chris worked for Regions Bank | Regions Securities, where he sourced and underwrote nonbank credit facilities. Before that, Chris worked at S&P Global Ratings, NorOdin Investment Management LP, and at The Coca-Cola Company. He holds an Honorary Bachelor of Commerce degree in Accounting and Finance from the University of Johannesburg in South Africa and is a Chartered and Certified Public Accountant.

Christopher DeFrancis, Chief Compliance Officer & Global Head of Compliance

Christopher DeFrancis is Barings’ Global Head of Compliance, responsible for overseeing the firm’s global compliance program. Christopher has worked in the industry since 2001 and his experience has encompassed securities and investment advisory matters, hedge fund and CDO formation, derivatives trading and private finance transactions. Prior to joining the firm in 2001, he worked for Hill & Barlow, where he concentrated his practice on commercial and securities litigation. Christopher began his legal career as a law clerk to The Honorable Sandra L. Lynch on the U.S. Court of Appeals for the First Circuit. He holds a B.A. from Dartmouth College and a J.D. from the University of Pennsylvania.

Sheldon M. Francis, Chief Administration Officer, Chief Legal Officer

Sheldon Francis is Barings’ Chief Administrative Officer and Chief Legal Officer and a member of Barings Senior Leadership Team. He is responsible for the general legal affairs, compliance, enterprise risk, internal audit, procurement and vendor management, and facilities. He is also the Chairman of Barings Europe. Prior to his current role, he served as a Co-General Counsel and lead in-house attorney for Babson Capital Management’s U.S. Bank Loan, High Yield and Distressed Investments groups. Sheldon has more than 22 years of legal experience, encompassing all aspects of the investment management industry, corporate finance and corporate restructurings. Prior to joining the firm in 2006, he was a member of Helms Mulliss and Wicker (n/k/a McGuire Woods), and began his legal career as an associate at Bass, Berry and Sims PLC. Sheldon is a member of the Charlotte Sports Foundation, a 501c(3) dedicated to providing leadership for sports-based initiatives that result in a positive impact on the economy and quality of life in the Charlotte region. He is also an Executive Sponsor of the Barings Black Alliance employee resource group. Sheldon holds a B.A. from Duke University and a J.D. from the University of North Carolina at Chapel Hill School of Law.

Patrick Hoefling, Chief Financial Officer

Patrick Hoefling is Barings’ Chief Financial Officer, providing oversight and direction for all of corporate finance functions, including, treasury, financial planning and analysis, corporate accounting/tax, public fund accounting, and corporate strategy. Patrick is also a member of the Barings Senior Leadership Team. Prior to becoming CFO, Patrick served as the client portfolio services liaison with MassMutual, covering their entire portfolio. He also held the title of Corporate Treasurer and Global Head of Financial Planning and Analysis. Those roles coordinated daily operational, cash and accounting needs for the firm’s investment teams, sales function, and other operational and support areas. He helped develop Barings Social Impact, which oversees our community involvement and charitable spend. He is a board member and the Treasurer of Barings’ Social Impact Fund. Prior to joining the firm in 2008, he worked in the Private Client Advisory Tax Group at Deloitte (then known as Deloitte & Touche) and a Charlotte-based hedge fund. Patrick holds a B.S. in Accountancy from Villanova University and a Master of Accountancy from North Carolina State University.

Eric Lloyd, President

Eric Lloyd is President of Barings where he leads and manages cross-asset class investment teams, corporate strategy, business development, product management, investment business management, research analytics and quant, permanent capital, special situations, marketing and communications. He also works closely with all the investment teams. Prior to his current role, Eric served as Head of Private Assets. Eric is a member of Barings’ Senior Leadership Team and serves as Chairman of the Board and Chief Executive Officer of Barings BDC, Inc. (NYSE: BBDC). Eric is an Executive Sponsor of the Out & Allies employee resource group. Eric has worked in the industry since 1990 and his experience has encompassed leadership positions in investment management, investment banking, leveraged finance and risk management. Prior to joining Barings in 2013, he served as Head of Market and Institutional Risk for Wells Fargo, was on Wells Fargo’s Management Committee and was a member of the Board of Directors of Wells Fargo Securities. Before the acquisition of Wachovia, Eric worked in Wachovia’s Global Markets Investment Banking division and served on the division’s Operating Committee, where he held various leadership positions, including Head of Wachovia’s Global Leveraged Finance Group. Eric holds a B.S. in Finance from the University of Virginia, McIntire School of Commerce.

BARING INTERNATIONAL INVESTMENT LIMITED

(“BIIL”)

The following are the names, principal occupations and addresses of the principal executive officers and each director of BIIL. The business addresses of the principal officers are 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202 and 20 Old Bailey, London, EC4M 7BF, United Kingdom.

Name	Title	Address
Jill Dinerman	Director	300 South Tryon Street, Suite 2500 Charlotte, NC 28202

Sheldon M. Francis	Director	300 South Tryon Street, Suite 2500 Charlotte, NC 28202

Patrick Hoefling	Director	300 South Tryon Street, Suite 2500 Charlotte, NC 28202

Julian Timothy Swayne	Director	20 Old Bailey London, EC4M 7BF, United Kingdom

Amy Callow	Secretary	300 South Tryon Street, Suite 2500 Charlotte, NC 28202

BLACKROCK INVESTMENT MANAGEMENT, LLC

(“BLACKROCK”)

The business address of BlackRock is 1 University Square, Princeton, New Jersey 08540.

Please note that BlackRock does not have a Board of Directors. The Officers of the company are as follows:

Officers

1.	Laurence Fink – Chief Executive Officer

2.	Robert Kapito – President

3.	Christopher J. Meade – General Counsel, Chief Legal Officer and Senior Managing Director

4.	Philippe Matsumoto – Treasurer and Managing Director

5.	Robert Goldstein – Chief Operating Officer and Senior Managing Director

6.	Gary Shedlin – Chief Financial Officer and Senior Managing Director

7.	Charles Park – Chief Compliance Officer

8.	R. Andrew Dickson III – Secretary

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (“BRANDYWINE GLOBAL”)

Information about the directors, principal executive officers, and control persons of Brandywine Global is set forth below. Unless otherwise noted, the address of each of them is 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103. Legg Mason owns 100% of Brandywine Global.

DIRECTORS AND OFFICERS

Name	Position
David F. Hoffman	Elected Manager – Senior Managing Director

Mark P. Glassman	Chief Administrative Officer

Henry F. Otto	Elected Manager – Senior Managing Director

Adam B. Spector	Elected Manager – Managing Partner

Steven M. Tonkovich	Senior Managing Director

Patrick S. Kaser	Senior Managing Director

Christopher D. Marzullo	General Counsel & Chief Compliance Officer

Jed Andrew Plafker	Elected Manager

Matthew Nicholls	Elected Manager

CONTROL PERSONS

Name	Relationship
Legg Mason	Owns 100% of Brandywine Global

DOUBLELINE CAPITAL, LP (“DOUBLELINE”)

DoubleLine is located at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071.

The Directors and Officers of DoubleLine are as follows:

Name	Position

Jeffrey E. Gundlach	Chief Executive Officer; Chief Investment Officer; Director; Limited Partner; Executive Committee Member

Youse Guia	Chief Compliance Officer; Executive Committee Member

Henry V. Chase	Chief Financial Officer; Limited Partner; Executive Committee Member

Earl A. Lariscy	General Counsel; Limited Partner; Executive Committee Member

Ronald R. Redell	Executive Committee member; Limited Partner

Cris Santa Ana III	Chief Risk Officer; Limited Partner; Executive Committee Member

Barbara Van Every	Executive Committee Member; Limited Partner; Director Investor Services

Casey Moore	Chief Technology Officer; Limited Partner; Executive Committee Member

Jeffrey Sherman	Executive Committee Member, Deputy Chief Investment Officer; Limited Partner

Patrick Townzen	Executive Committee Member; Director Operations; Limited Partner

Joan Elam	Executive Committee Member; Director Human Resources; Limited Partner

INVESCO ADVISERS, INC. (“INVESCO ADVISERS”)

The following table provides information with respect to the principal executive officers and the directors of Invesco Advisers. The business address of the principal executive officers and each director is Two Peachtree Pointe, 1555 Peachtree Street, N.E., Suite 1800, Atlanta, Georgia 30309.

Name	Position
Gregory McGreevey	Director, Chairman, President, and Chief Executive Officer

L. Allison Dukes	Director

Andrew Schlossberg	Director and Senior Vice President

Kevin M. Carome	Director

Todd F. Kuehl	Chief Compliance Officer

Annette Janecka Lege	Treasurer, CFO & CAO

Mark Gregson	Controller

Jeffrey H. Kupor	Senior Vice President and Secretary

Crissie Wisdom	Anti-Money Laundering Compliance Officer

INVESCO CAPITAL MANAGEMENT LLC (“ICM”)

The following table provides information with respect to the principal executive officers and the directors of ICM. The business address of the principal executive officers and each director is 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Board Positions
Name	Position
Krugman, Jordan Paglia, Anna	Managing Director Managing Director
Zerr, John M.	Managing Director

Officers
Name	Position
Gallegos, Kelli K.	Principal Financial and Accounting Officer, Investments Pool
Henkel, Adam	Head of Legal, US ETFs Secretary
Lege, Annette Janecka	Chief Financial Officer
Paglia, Anna	Chief Executive Officer and Principal Executive Officer
Reitmann, Rudolf E.	Global Head of UIT & ETF Services
Vataj, Zoje	Limited Signer – Proxy Documents
Zimdars, Melanie	Chief Compliance Officer

T. ROWE PRICE ASSOCIATES, INC.

("PRICE ASSOCIATES")

T. Rowe Price Group, Inc. (T. Rowe Price Group), is a Maryland corporation formed in 2000 as a holding company for the T. Rowe Price affiliated companies. T. Rowe Price Group is an independent asset management firm that is committed to serving the needs of investors worldwide. T. Rowe Price Group owns 100% of the stock of T. Rowe Price Associates, Inc. and is the direct or indirect owner of multiple subsidiaries.

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including managing private counsel client accounts, serving as adviser and subadviser to U.S. and foreign registered investment companies, and providing investment advice to T. Rowe Price Trust Company as trustee of several Maryland-registered domestic common trust funds. Price Associates is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price International Ltd (Price International), a wholly owned subsidiary of Price Associates, was originally organized in 2000 as a United Kingdom limited company. Price International sponsors and serves as adviser and distributor to foreign collective investment schemes and is responsible for marketing and client servicing for Europe and the Middle East (EMEA) (ex-European Union (EU) and European Economic Area (EEA)) clients. Price International provides investment management services to registered investment companies and other institutional investors. Price International may delegate investment management responsibilities to Price Associates, T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd, T. Rowe Price Japan, Inc., and/or T. Rowe Price Australia Limited (each, including Price International, shall hereinafter referred to as a “Price Investment Adviser”), and a Price Investment Adviser may delegate investment management responsibilities to Price International. Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is also authorized and regulated by the United Kingdom Financial Conduct Authority and licensed by other global regulators.

T. Rowe Price Hong Kong Limited (Price Hong Kong), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and client servicing of clients based in Hong Kong and certain Asian countries. Price Hong Kong serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland- registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Hong Kong may also serve as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Hong Kong may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Hong Kong. Price Hong Kong is licensed with the Securities and Futures Commission and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Singapore Private Ltd. (Price Singapore), a wholly owned subsidiary of Price International, was organized as a Singapore limited private company in 2010. Price Singapore is responsible for marketing and client servicing of clients based in Singapore and certain other Asian countries. Price Singapore serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Singapore also serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Singapore may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Singapore. Price Singapore holds a Capital Markets Service License in Fund Management with the Monetary Authority of Singapore and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Japan, Inc. (Price Japan), a wholly owned subsidiary of Price International, was organized as a Japanese private company in 2017. Price Japan is responsible for marketing and client servicing of clients based in Japan. Price Japan serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Japan may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Japan. Price Japan is registered with the Japan Financial Services Agency as a Financial Instruments Business Operator with permission to conduct investment management and advisory businesses, and with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Australia Limited (Price Australia), a wholly owned subsidiary of Price International, was organized as an Australian public company limited by shares in 2017. Price Australia is responsible for marketing and client servicing of clients based in Australia and New Zealand. Price Australia may serve as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Australia also serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Australia may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Australia. Price Australia holds an Australian Financial Services License with the Australian Securities and Investments Commission and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price (Switzerland) GmbH, a wholly owned subsidiary of Price International, was organized as a Swiss limited company in 2011. T. Rowe Price (Switzerland) GmbH is responsible for marketing and client servicing for Swiss clients and distributing collective investment schemes in Switzerland.

T. Rowe Price Investment Services, Inc. (Investment Services), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor of the registered investment companies for which Price Associates serves as sponsor and investment adviser (Price Funds). Investment Services also serves as distributor of interests in certain section 529 college savings plans managed by Price Associates. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Investment Services’ Brokerage Division acts as an introducing broker-dealer for customers who want to buy and sell individual securities.

T. Rowe Price Services, Inc. (Price Services), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1982. Price Services provides transfer agent, dividend disbursing, and certain other services, including accounting and shareholder services, to the Price Funds and section 529 college savings plans, and shareholder services to certain affiliates of Price Associates. Price Associates is registered as a transfer agent under the Securities Exchange Act of 1934.

T. Rowe Price Retirement Plan Services, Inc. (Retirement Plan Services), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1991. Retirement Plan Services provides administrative and recordkeeping services to employee benefit plan clients. Retirement Plan Services is registered as a transfer agent under the Securities Exchange Act of 1934.

T. Rowe Price Trust Company (Trust Company), a wholly owned subsidiary of Price Associates, was incorporated in 1983 as a Maryland-chartered limited-service trust company for providing fiduciary services. Under its charter, the Trust Company is not permitted to accept deposits or make commercial loans. The Trust Company serves as directed trustee and/or custodian for certain retirement plans and accounts, including Price Fund individual retirement accounts and certain pre-approved retirement plans offered through Trust Company affiliates. The Trust Company has established and maintains common trust funds (also known as collective investment funds) that are available to qualified and government retirement plans.

TRPH Corporation, a wholly owned subsidiary of Price Associates, was incorporated in 1997 and is an owner of investment interests in certain outside corporate entities.

T. Rowe Price (Canada), Inc. (Price Canada), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1988. Price Canada provides advisory services to institutional clients residing in Canada and delegates investment management services to other Price Investment Advisers. Price Canada is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as well as Ontario, Manitoba, British Columbia, Alberta, Nova Scotia, Newfoundland and Labrador, and New Brunswick Securities Commissions, the Saskatchewan Financial Services Commission, the Autorite des Marches Financiers in Quebec, and the Office of the Superintendent of Securities in Prince Edward Island.

TRP Suburban, Inc. (TRP Suburban), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1990. TRP Suburban entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses Price Associates investment technology personnel.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland. The corporate campus houses transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Colorado Springs, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2006 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Office Florida, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2009 to primarily engage in the development and ownership of real property located in Tampa, Florida.

T. Rowe Price Advisory Services, Inc., (Advisory Services), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 2000. Advisory Services provides investment advisory services to individuals, including shareholders of the Price Funds. Advisory Services is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price (Luxembourg) Management SÀRL (Price Luxembourg), a wholly owned subsidiary of Price International, was organized as a société à responsabilité limitée in Luxembourg in 1990. Price Luxembourg acts as the management company and is charged with the administration and management of certain Luxembourg funds. Price Luxembourg is responsible for marketing and client servicing for EU and EEA clients and provides investment management services to registered investment companies and other institutional investors. Price Luxembourg delegates investment management responsibilities to a Price Investment Adviser. SÀRL is regulated by the Commission de Surveillance du Secteur Financier. SÀRL outsources functions associated with such administration and management.

T. Rowe Price UK Limited (“Price UK”), a wholly owned subsidiary of Price International, was organized as a private limited company in England and Wales in 2018 and serves as the authorized corporate director of an open-ended investment company fund in the United Kingdom. Price UK is authorized by the United Kingdom Financial Conduct Authority to act as an investment fund management company.

T. Rowe Price Investment Management, Inc. (Price Investment Management), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 2020. Price Investment Management provides investment management services to registered investment companies and other institutional investors. A Price Investment Adviser may delegate investment management responsibilities to Price Investment Management. Price Investment Management is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Investment Consulting (Shanghai) Co., Ltd (Price Shanghai), a wholly owned subsidiary of Price International, was organized as a Wholly Foreign-Owned Enterprise (WFOE) in China in 2020. Price Shanghai will provide local logistics and administrative support for sales and marketing of offshore funds/ investments services. Price Shanghai is an Unregulated WFOE.

Directors of T. Rowe Price Group

Listed below are the directors and executive officers of T. Rowe Price Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates. The business address for each is 100 East Pratt Street, Baltimore, MD 21202

Mark S. Bartlett, Director of T. Rowe Price Group. Mr. Bartlett has been an independent director of Price Group since 2013 and serves as chair of the Audit Committee and as a member of the Executive Compensation and Management Development Committee. He was a partner at Ernst & Young, serving as managing partner of the firm’s Baltimore office and senior client service partner for the mid-Atlantic region. Mr. Bartlett began his career at Ernst & Young in 1972 until 2012 and has extensive experience in financial services, as well as other industries. Mr. Bartlett earned a B.S. in accounting from West Virginia University and attended the Executive Program at the Kellogg School of Business at Northwestern University. He also earned the designation of certified public accountant. Mr. Bartlett is a member of the board of directors, chair of the audit committee, and a member of the compensation committee of WillScot Mobile Mini Holdings Corp. He is also a member of the board of directors and a member of the audit committees of FTI Consulting, Inc., and Rexnord Corporation. Mr. Bartlett offers our Board significant accounting and financial reporting experience as well as expertise in the accounting-related rules and regulations of the SEC from his experience as a partner of a multinational audit firm. He has extensive finance knowledge, with a broad range of experience in financing alternatives, including the sale of securities, debt offerings, and syndications.

Mary K. Bush, Director of T. Rowe Price Group. Ms. Bush has been an independent director of Price Group since 2012 and serves as a member of the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. She has been chairman of Bush International, LLC, an advisor to U.S. corporations and foreign governments on international capital markets and strategic business matters, since 1991. Ms. Bush managed global banking and corporate finance relationships from 1971 to 1991 at New York money center banks, including Citibank, Banker’s Trust, and Chase. Ms. Bush earned a B.A. in economics and political science from Fisk University and an M.B.A. from the University of Chicago. Ms. Bush is a member of the board of directors, risk oversight committee, and the chair of the nominating and corporate governance committee of Discover Financial Services and a member of the board of directors, audit and compensation committees, and chair of the retirement plan committee of ManTech International Corporation. She is also a member of the board of directors and chair of the audit committee for Bloom Energy. Ms. Bush also was a director of the Pioneer Family of Mutual Funds from 1997 to 2012, UAL Corporation from 2006 to 2010, and Marriott International, Inc from 2008 to 2020. Ms. Bush brings to our Board extensive financial, international and governmental affairs experience, her knowledge of corporate governance and financial oversight gained from her membership on the boards of other public companies, knowledge of public policy matters, and her significant experience providing strategic advisory services in the financial and international arenas.

Dina Dublon, Director of T. Rowe Price Group. Ms. Dublon has been an independent director of Price Group since 2019 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. She was the executive vice president and chief financial officer of JPMorgan Chase & Co. from 1998 to 2004. Ms. Dublon previously held numerous positions at JPMorgan Chase & Co. and its predecessor companies, including corporate treasurer, managing director of the financial institutions’ division, and head of asset liability management. Ms. Dublon earned a B.A. in economics and mathematics from Hebrew University of Jerusalem and an M.S. from Carnegie Mellon University. Ms. Dublon has been a member of the board of directors of PepsiCo, Inc., since 2005, where she serves as the chair of the public policy and sustainability committee and a member of the compensation committee. She previously served as chair of audit committee. She serves as a member of the independent audit quality committee of Ernst & Young USA and on the board of directors of Motive Capital Corp. She also served on the board of advisors of Columbia University’s Mailman School of Public Health since 2018. From 2002 to 2017, Ms. Dublon served as a director of Accenture PLC; from 2013 to 2018 as a director of Deutsche Bank AG; from 2005 to 2014, as a director of Microsoft Corporation; and from 1999 to 2002, as a director of Hartford Financial Services Group, Inc. She previously served on the faculty of Harvard Business School and on the boards of several non-profit organizations, including the Women’s Refugee Commission and Global Fund for Women. Ms. Dublon brings to our Board significant accounting and financial reporting experience as well as substantial expertise with respect to the financials sector, mergers and acquisitions, global markets, public policy, and corporate finance gained throughout her career in the financial services industry, particularly her role as executive vice president and chief financial officer of a major financial institution.

Freeman A. Hrabowski, III, Director of T. Rowe Price Group. Dr. Hrabowski has been an independent director of Price Group since 2013 and serves as a chair of the Nominating and Corporate Governance Committee and as a member of the Executive Compensation and Management Development Committee. He has been the president of the University of Maryland, Baltimore County, since 1992. His research and publications focus on science and math education, with special emphasis on minority participation and performance. Dr. Hrabowski is also a leading advocate for greater diversity in higher education. He serves as a consultant to the National Science Foundation, the National Institutes of Health, the National Academies, and universities and school systems nationally. Dr. Hrabowski earned a B.A. in mathematics from Hampton University and an M.A. in mathematics and a Ph.D. in higher education administration and statistics from the University of Illinois at Urbana-Champaign. Dr. Hrabowski is a member of the board of directors and a member of the corporate and governance committee of McCormick & Company, Inc. He also served on the board of Constellation Energy Group, Inc., until 2012. Dr. Hrabowski brings to our Board valuable strategic and management leadership experience from his role as president of a public university, as well as his extensive knowledge and dedication to greater education and workforce development. He also contributes corporate governance oversight from his experience serving as a director on other public company boards.

Robert F. MacLellan, Director of T. Rowe Price Group. Mr. MacLellan has been an independent director of Price Group since 2010 and serves as chair of the Executive Compensation and Management Development Committee and as a member of the Audit and Executive Committees. He is the nonexecutive chairman of Northleaf Capital Partners, an independent global private markets fund manager and advisor. Mr. MacLellan served as chief investment officer of TD Bank Financial Group (TDBFG) from 2003 to 2009, where he was responsible for overseeing the management of investments for its Employee Pension Fund, The Toronto-Dominion Bank, TD Mutual Funds, and TD Capital Group. Earlier in his career, he was managing director of Lancaster Financial Holdings, a merchant banking group acquired by TDBFG in March 1995. Prior to that, Mr. MacLellan was vice president and director at McLeod Young Weir Limited (Scotia McLeod) and a member of the corporate finance department responsible for many corporate underwritings and financial advisory assignments. Mr. MacLellan earned a B.Com. from Carleton University and an M.B.A. from Harvard Business School. He also earned the designation of certified public accountant. Mr. MacLellan is a member of the board of directors and chair of the audit committee of Magna International, Inc., a public company based in Aurora, Ontario. From 2012 to 2018, he was the chair of the board of Yellow Media, Inc., a public company based in Montreal. Mr. MacLellan brings substantial experience and perspective to our Board with respect to the financial services industry, particularly his expertise with respect to investment-related matters, including those relating to the mutual fund industry and the institutional management of investment funds, based on his tenure as chief investment officer of a major financial institution. He also brings an international perspective to our Board as well as significant accounting and financial reporting experience.

Olympia J. Snowe, Director of T. Rowe Price Group. Ms. Snowe has been an independent director of Price Group since 2013 and serves as a member of the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. She is chairman and chief executive officer of Olympia Snowe, LLC, a policy and communications consulting firm, and a member of the board of directors and senior fellow at the Bipartisan Policy Center. Ms. Snowe served in the U.S. Senate for the state of Maine from 1995 to 2013 and as a member of the U.S. House of Representatives from 1979 to 1995. While in the U.S. Senate, she served as chair and was the ranking member of the Senate Committee on Small Business and Entrepreneurship and served on the Senate Finance Committee. She also served as chair of the Subcommittee on Seapower for the Senate Armed Services Committee and as chair and ranking member of the Ocean and Fisheries Subcommittee. Ms. Snowe earned a B.S. from the University of Maine and has received honorary degrees from many colleges and universities. Ms. Snowe is a member of the board of directors of Synchrony Financial and serves as chair of the nominating and corporate governance committee and a member of the audit committee, as well as a director on the board of Synchrony Bank and member of the audit committee. She previously served on the board of directors of Aetna Inc., a diversified health care benefits company, where she was a member of the audit committee and the medical affairs committee from 2014 to 2018. Ms. Snowe brings a broad range of valuable leadership and public policy experience to our Board. She also has extensive experience with complex issues relevant to the Company’s business, including budget and fiscal responsibility, economic, tax and regulatory policy, education, retirement and aging, women’s issues, health care, foreign affairs, and national security.

Robert J. Stevens, Director of T. Rowe Price Group. Mr. Stevens has been an independent director of Price Group since 2019 and serves as a member of the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. He was the chairman, president, and chief executive officer of Lockheed Martin Corporation, an American aerospace, defense, arms, security, and advanced technologies company, from 2005 to 2012 and served as executive chairman in 2013. He also served as Lockheed Martin’s chief executive officer from August 2004 through 2012. Previously, Mr. Stevens held a variety of increasingly responsible executive positions with Lockheed Martin, including president and chief operating officer, chief financial officer, and head of strategic planning. Mr. Stevens earned a B.A. in psychology from Slippery Rock University of Pennsylvania, an M.S. in industrial engineering and management from the New York University Tandon School of Engineering, and an M.S. in business from Columbia University. Mr. Stevens is an emeritus director of the boards of directors of the Congressional Medal of Honor Foundation, the Marine Corps Scholarship Foundation, and the Atlantic Council and is a member of the Council on Foreign Relations. From 2002 to 2018, he was the lead independent director of Monsanto Corporation, where he also served as the chair of the nominating and corporate governance committee and a member of the audit committee, Mr. Stevens served as a director of United States Steel Corporation from 2015 to 2018, where he was on the corporate governance and public policy committee and the compensation and organization committee. Mr. Stevens brings to our Board significant executive management experience. He also adds additional perspective to our Board regarding financial matters, mergers and acquisitions, strategic leadership, and international operational experience based on his tenure as chief executive officer of a publicly traded, multinational corporation.

Richard R. Verma, Director of T. Rowe Price Group. Mr. Verma has been an independent director of Price Group since 2018 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. He is the general counsel and head of global public policy at Mastercard Incorporated, an American multinational financial services corporation. Mr. Verma previously served as the vice chairman and a partner at The Asia Group, from 2017 to 2020. He served as United States Ambassador to India from 2014 to 2017. Mr. Verma was assistant secretary of state for legislative affairs from 2009 to 2011 and was senior national security advisor to the U.S. Senate majority leader from 2004 to 2007. He also was a partner and senior counselor with Steptoe & Johnson LLP, a global law firm, and is a U.S. Air Force veteran, who served as judge advocate during active duty. Mr. Verma earned a B.S. in industrial engineering from Lehigh University, an L.L.M. in international law from Georgetown University Law Center, a J.D. from American University’s Washington College of Law, and a Ph.D. from Georgetown University. Mr. Verma is a Senior Fellow at Harvard University’s Belfer Center, serves as a trustee at Lehigh University, and is on the board of the National Endowment for Democracy. Mr. Verma brings substantial experience and a global perspective to our Board with respect to public policy, business, foreign and legislative affairs, strategic leadership, and corporate social responsibility.

Sandra S. Wijnberg, Director of T. Rowe Price Group, Inc. Ms. Wijnberg has been an independent director of Price Group since 2016 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. She was an executive advisor of Aquiline Holdings LLC, a registered investment advisory firm from 2015 to early 2019, where she previously served as a partner and chief administrative officer from 2007 to 2014. Previously, Ms. Wijnberg served as the senior vice president and chief financial officer of Marsh & McLennan Companies, Inc., and was treasurer and interim chief financial officer of YUM! Brands, Inc. Prior to that she held financial positions with PepsiCo, Inc., and worked in investment banking at Morgan Stanley. In addition, from 2014 through 2015, Ms. Wijnberg was deputy head of mission for the Office of the Quartet, a development project under the auspices of the United Nations. Ms. Wijnberg earned a B.A. in English literature from the University of California, Los Angeles, and an M.B.A. from the University of Southern California’s Marshall School of Business, for which she is a member of the board of leaders. Ms. Wijnberg is a member of the board of directors, chair of the audit committee, and member of the nominating and corporate governance committee of Automatic Data Processing, Inc. She is a member of the board of directors, chair of the audit committee, and a member of the finance committee of Cognizant Technology Solutions Corp. She is a director and the chair of the Audit Committee of Hippo Enterprises Inc., a private company. From 2003 to 2016, Ms. Wijnberg served on the board of directors of Tyco International, PLC, and from 2007 to 2009, she served on the board of directors of TE Connectivity, Inc. She is also a director of Seeds of Peace and is a trustee of the John Simon Guggenheim Memorial Foundation. Ms. Wijnberg brings to our Board a global perspective along with substantial financials sector, corporate finance, and management experience, based on her roles at Aquiline Capital Partners, Marsh & McLellan, and YUM! Brands, Inc.

Alan D. Wilson, Director of T. Rowe Price Group. Mr. Wilson has been an independent director of Price Group since 2015 and serves as a member of the Executive Committee, the Executive Compensation and Management Development Committee, and the Nominating and Corporate Governance Committee and is also the lead independent director of the Board. He was the executive chair of McCormick & Company, Inc., a leader in flavor, seasonings and spices, and held many executive management roles, including chairman, president, and chief executive officer from 2008 to 2016. Mr. Wilson earned a B.S. in communications from the University of Tennessee. He attended school on a R.O.T.C. scholarship and, following college, served as a U.S. Army captain, with tours in the United States, United Kingdom, and Germany. Mr. Wilson is a member of the board of directors of Westrock Company and is the chair of the nominating and corporate governance committee and a member of the finance committee. He also chairs the board of visitors of University of Maryland, Baltimore County, and currently serves on the University of Tennessee’s board of trustees and the University of Tennessee’s Business School advisory board. Mr. Wilson brings to our Board significant executive management experience, having led a publicly traded, multinational company. He also adds additional perspective regarding matters relating to general management, strategic leadership, and financial matters.

The following are directors or executive officers of T. Rowe Price Group and/or the investment managers to the Price Funds:

Name	Company Name	Position Held With Company
Philippe Ayral	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Emma Beal	T. Rowe Price (Canada), Inc.	Vice President
	T. Rowe Price (Luxembourg) Management SÀRL	Vice President
	T. Rowe Price (Switzerland) GmbH	Authorized Signer
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Director
Vice President
Assistant Secretary
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price UK Limited	Director
Vice President
Authorized Signer
Brian W.H. Berghuis	T. Rowe Price Investment Management, Inc.	Vice President

Name	Company Name	Position Held With Company
Elsie Chan	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
Responsible Officer
Riki Chao	T. Rowe Price Australia Limited	Chief Compliance Officer
	T. Rowe Price Hong Kong Limited	Chief Compliance Officer
Vice President
	T. Rowe Price Japan, Inc.	Chief Compliance Officer
Vice President
	T. Rowe Price Singapore Private Ltd	Chief Compliance Officer
Archibald Ciganer Albeniz	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
	T. Rowe Price Investment Consulting (Shanghai) Co., Ltd.	Supervisor
Katherine M. Crawford	T. Rowe Price Investment Management, Inc.	Vice President
Jennifer B. Dardis	T. Rowe Price Group, Inc	Chief Financial Officer
Treasurer
Vice President
	T. Rowe Price Associates, Inc.	Director
Vice President
	T. Rowe Price Trust Company	Vice President
Kuniaki Doi	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Donald J. Easley	T. Rowe Price Investment Management, Inc.	Vice President
Christopher T. Fortune	T. Rowe Price Investment Management, Inc.	Vice President
Anthony Gallo	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Chief Risk Officer
Vice President
David R. Giroux	T. Rowe Price Investment Management, Inc.	Vice President
Robert Charles Trant Higginbotham	T. Rowe Price (Luxembourg) Management SÀRL	Chairman of the Board
Chief Executive Officer
	T. Rowe Price Group, Inc.	Chief Operating Officer
Vice President
	T. Rowe Price International Ltd	Chairman of the Board
Chief Executive Officer
President
Naoyuki Honda	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Company’s Representative
Vice President
Stephon Jackson	T. Rowe Price Investment Management, Inc.	Director
President
Steven D. Krichbaum	T. Rowe Price Investment Management, Inc.	Vice President
Kevin Patrick Loome	T. Rowe Price Investment Management, Inc.	Vice President
Yasuo Miyajima	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Sridhar Nishtala	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Singapore Private Ltd.	Director
Vice President

Name	Company Name	Position Held With Company
David Oestreicher	T. Rowe Price (Canada), Inc.	Vice President
Secretary
	T. Rowe Price (Luxembourg) Management SÀRL	Vice President
Secretary
Authorized Signer
	T. Rowe Price Advisory Services, Inc.	Director
Secretary
	T. Rowe Price Associates, Inc.	Director
Vice President
Secretary
	T. Rowe Price Australia Limited	Vice President
	T. Rowe Price Group, Inc.	General Counsel
Vice President
Secretary
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Vice President
Secretary
	T. Rowe Price Investment Management, Inc.	Director
Secretary
	T. Rowe Price Investment Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Japan, Inc.	Vice President
	T. Rowe Price Retirement Plan Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price Trust Company	Director
Chairman of the Board
Chief Executive Officer
President
Secretary
	T. Rowe Price UK Limited	Vice President
Secretary
Authorized Signer
	TRP Colorado Springs, LLC	Secretary
	TRP Office Florida, LLC	Secretary
	TRP Suburban, Inc.	Secretary
	TRP Suburban Second, Inc.	Secretary
	TRPH Corporation	Director
Vice President
Secretary
Curt J. Organt	T. Rowe Price Investment Management, Inc.	Vice President
Emily Scudder	T. Rowe Price Investment Management, Inc.	Vice President
Robert W. Sharps	T. Rowe Price Associates, Inc.	Director
Chairman of the Board
President
	T. Rowe Price Group, Inc.	Director
Chief Executive Officer
President
	T. Rowe Price Investment Management, Inc.	Director
	T. Rowe Price Trust Company	Vice President
William J. Stromberg	T. Rowe Price Associates, Inc.	Director

	T. Rowe Price Group, Inc.	Non-Executive Chairman of the Board
	T. Rowe Price Investment Management, Inc.	Director
Justin Thomson	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
	T. Rowe Price International Ltd	Director
Vice President
	T. Rowe Price investment Consulting (Shanghai) Co., Ltd.	Director Chair Legal Representative

Name	Company Name	Position Held With Company
Christine Po Kwan To	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
Responsible Officer
Nicholas Trueman	T. Rowe Price Australia Limited	Director
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Japan, Inc.	Director
	T. Rowe Price Singapore Private Ltd.	Director
Chief Executive Officer
Hiroshi Watanabe	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Thomas H. Watson	T. Rowe Price Investment Management, Inc.	Vice President
William R. Weible	T. Rowe Price Investment Management, Inc.	Vice President
Michael Weigand	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
Ashley R. Woodruff	T. Rowe Price Investment Management, Inc.	Vice President
Ernest C. Yeung	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
Responsible Officer

Certain directors and officers of T. Rowe Price Group and T. Rowe Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

WESTERN ASSET MANAGEMENT COMPANY, LLC (“WESTERN ASSET”)

 Western Asset is a wholly-owned subsidiary of Franklin Resources, Inc. (“Resources”) and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of Western Asset have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Western Asset and/or Resources, other Western Asset and/or Resources subsidiaries, and/or other Western Asset and/or Resources sponsored investment companies. Western Asset is located at 385 E. Colorado Blvd., Pasadena, California 91101.

Name	Position(s) at Western Asset	Other Position(s) held
James W. Hirschmann III	President and Chief Executive Officer, Western Asset (Chairman)	Director, Western Asset Mortgage Capital Corporation
Jennifer Johnson	Non-Employee Director	None
Matthew Nicholls	Non-Employee Director	None
Andrew J. Bowden	Chief Operating Officer, Western Asset (Executive Director)	None
Jed A. Plafker	Non-Employee Director	None
Marzo Bernardi	Director of Client Services and Marketing	None
Dennis McNamara	Director of Global Portfolio Operations	None
Charles A. Ruys de Perez	Secretary and General Counsel	Director, Western Asset Holdings (Australia) Pty Ltd
Director, Western Asset Management Company Pty Ltd
Director, Western Asset Management Company Ltd
Director, Western Asset Management Company Pte. Ltd
Director, Western Asset Management Company Limited
Kevin Ehrlich	Chief Compliance Officer	None
Daniel E. Giddings	Assistant Secretary	None
David I. Hugh	Global Head of Finance	None
Arthur T. Spalding	Treasurer and Controller	None

WESTERN ASSET MANAGEMENT COMPANY LIMITED (“WAMCL”)

WAMCL is located at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom.

Name	Position(s) at Western Asset Management Company Limited (“WAMCL”)	Other Position(s) held
Michael B. Zelouf, CFA	Director of EMEA Business; Head of London Operations (Executive Director)	None
Charles A. (Tony) Ruys de Perez	General Counsel & Secretary; Head of Legal & Compliance (Chairman and Executive Director)	Director, Western Asset Holdings (Australia) Pty Ltd
Director, Western Asset Management Company Pty Ltd
Director, Western Asset Management Company Ltd
Director, Western Asset Management Company Pte. Ltd
General Counsel and Secretary, Head of Legal & Compliance, Western Asset Management Company, LLC

Kate Blackledge	Manager of London Corporate and Legal Affairs (Company Secretary)	None
Thomas Merchant	Deputy General Counsel, Head of Regulatory Compliance, Franklin Templeton (Non-Executive Director)	None

Item 32.	Principal Underwriters

(a)              MML Distributors, LLC, whose principal office is 1295 State Street, Springfield, MA 01111-0001, serves as principal underwriter to MassMutual Premier Funds (with the exception of MassMutual High Yield Fund and MassMutual Short-Duration Bond Fund), MassMutual Select Funds, MML Series Investment Fund, and MML Series Investment Fund II.

(b)              The following are the names and positions of the officers and directors of MML Distributors, LLC:

Robert S. Rosenthal, Vice President (since 10/15/2004), Chief Legal Officer and Secretary (since 10/26/2006) and Executive Representative (since 7/31/2006), MML Distributors, LLC; Chief Legal Officer (since 9/29/2004), Vice President, Associate General Counsel and Secretary (since 12/4/2006), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Chief Legal Officer and Secretary (since 3/7/2005), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Chief Legal Officer, Secretary, and Vice President (since 6/7/2013), MML Strategic Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Head Counsel MassMutual Financial Advisors (since 2018), Vice President and Associate General Counsel (thru 2018), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Aruna Hobbs, Vice President (since 3/24/17), MML Distributors, LLC. Ms. Hobbs serves as a Vice President of the Registrant.

Paul LaPiana, Chief Executive Officer and President (since 12/31/20), MML Distributors, LLC. Mr. LaPiana serves as President of the Registrant.

Edward K. Duch, III, Assistant Secretary (since 10/15/2004), MML Distributors, LLC; Assistant Secretary (since 3/8/2004), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (since 3/8/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (since 6/7/2013), MML Strategic Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Lead Counsel, Wealth Management (since 2018), Vice President and Senior Counsel (thru 2018), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Alyssa O’Connor, Assistant Secretary (since 3/24/2017), MML Distributors, LLC.

Kevin LaComb, Assistant Treasurer (since 5/6/2003), MML Distributors, LLC; Assistant Treasurer (since 1/28/2001), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Tax Planning Lead (since 2018), Vice President, Tax Research and Planning (thru 2018), Corporate Tax Department, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

James Puhala, Chief Compliance Officer (since 10/2/2020), MML Distributors, LLC; and Head of Product Solutions & Regulatory Compliance (since 2020), Head of Field & Regulatory Compliance (2018-2020), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Kelly Pirrota, AML Compliance Officer (since 11/14/18).

Stephen Alibozek, Entity Contracting Officer (since 10/21/2008), MML Distributors, LLC; and Head of Advisor Operations (since 2018), Assistant Vice President (thru 2018), MassMutual U.S., MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Mario Morton, Continuing Education Officer (since 12/31/20), Registration Manager (since 7/2/2012), MML Distributors, LLC; Assistant Vice President and Registration Manager (since 7/2/2012), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Registration Manager (since 8/9/2012), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Registration Manager (since 6/7/2013), MML Strategic Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Head of Advisor Operations (since 2018), Assistant Vice President (thru 2018), MassMutual U.S., MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Nathan Hall, Chief Financial Officer and Treasurer (since 7/1/2016), MML Distributors, LLC; Chief Financial Officer, Treasurer and Assistant Vice President (since 7/16/2012), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Treasurer (since 7/2012), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Chief Financial Officer and Treasurer (since 6/7/2013), MML Strategic Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Head of Wealth Management Finance (since 2018), Controller, Finance (thru 2018), MassMutual, 1295 State Street, Springfield, MA 01111-0001.

Pablo Cabrera, Assistant Treasurer (since 6/30/21), MML Distributors, LLC.

Jeffrey Sajdak, Assistant Treasurer (since 8/23/21), MML Distributors, LLC.

Julieta Sinigalli, Assistant Treasurer (since 8/23/21), MML Distributors, LLC.

Vincent Baggetta, Chief Risk Officer (since 12/31/20), MML Distributors, LLC.

The business address for the officers and directors of MML Distributors, LLC is 1295 State Street, Springfield, MA 01111-0001.

(c)              Not Applicable.

Item 33.	Location of Accounts and Records

Each account, book, or other document required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained as follows:

(Declaration of Trust and Bylaws)

MML Series Investment Fund II

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as investment adviser and Administrator)

MML Investment Advisers, LLC

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as subadviser)

Barings LLC

300 South Tryon Street

Charlotte, North Carolina 28202

(With respect to its services as sub-subadviser)

Baring International Investment Limited

300 South Tryon Street, Suite 2500

Charlotte, North Carolina 28202; and

20 Old Bailey

London, EC4M 7BF, United Kingdom

(With respect to its services as subadviser)

BlackRock Investment Management, LLC

1 University Square

Princeton, New Jersey 08540

(With respect to its services as subadviser)

Brandywine Global Investment Management, LLC

1735 Market Street, Suite 1800

Philadelphia, Pennsylvania 19103

(With respect to its services as subadviser)

DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, California 90071

(With respect to its services as subadviser)

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, Georgia 30309

(With respect to its services as sub-subadviser)

Invesco Capital Management LLC

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

(With respect to its services as subadviser)

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

(With respect to its services as subadviser)

Western Asset Management Company, LLC

385 E. Colorado Boulevard

Pasadena, California 91101

(With respect to its services as subadviser)

Western Asset Management Company Limited

10 Exchange Square

Primrose Street

London, EC 2A2EN, United Kingdom

(With respect to its services as Distributor)

MML Distributors, LLC

1295 State Street.

Springfield, MA 01111-0001

(With respect to its services as Sub-Administrator and Custodian)

State Street Bank and Trust Company

1 Iron Street

Boston, Massachusetts 02210

(With respect to its services as Sub-Administrator and Transfer Agent)

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, MA 01111-0001

(With respect to their services as counsel)

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 52 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 2nd day of March, 2022.

MML SERIES INVESTMENT FUND II

By:	/s/ PAUL LAPIANA
Paul LaPiana
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 52 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 2nd day of March, 2022.

Signature	Title

/s/ PAUL LAPIANA Paul LaPiana	President and Chief Executive Officer (Principal Executive Officer)

/s/ RENEE HITCHCOCK Renee Hitchcock	Chief Financial Officer and Treasurer (Principal Financial Officer)

*	Chairperson and Trustee
Susan B. Sweeney

*	Trustee
Allan W. Blair

*	Trustee
Nabil N. El-Hage

*	Trustee
Michael R. Fanning

*	Trustee
Maria D. Furman

*	Trustee
R. Alan Hunter, Jr.
*	Trustee
C. Ann Merrifield

*	Trustee
Clifford M. Noreen

*By:	/s/ JILL NAREAU ROBERT
Jill Nareau Robert Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit

(b)(1)	Amended and Restated MML II Bylaws

(d)(22)	Form of Investment Subadvisory Agreement between MML Advisers and Western Asset for MML Dynamic Bond Fund

(d)(23)	Form of Investment Subadvisory Agreement between MML Advisers and Western Asset Limited for MML Dynamic Bond Fund

(d)(32)	Amendment One to Investment Subadvisory Agreement between MML Advisers and Barings for MML High Yield Fund

(d)(33)	Sub-Subadvisory Agreement between Barings and Baring Investment International Limited for MML High Yield Fund

(g)(7)	Sixth Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street

(g)(10)	Second Amendment to the Amended, Restated and Consolidated Delegation Agreement between the Trust and State Street

(h)(10)	Amendment 5 to the Sub-Administration Agreement between State Street and MML Advisers

(h)(17)	Nineteenth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street

(h)(21)	Third Amendment to the Master Repurchase Agreement between the Trust and State Street

(h)(22)	Form of Schedule VII.A to the Master Repurchase Agreement between the Trust and State Street

(h)(24)	Sponsored Member Joinder Agreement between the Trust and State Street

(h)(25)	Amended and Restated Reimbursement Security Agreement between the Trust and State Street

(h)(41)	Eleventh Amendment to the Participation Agreement among the Trust, MML Advisers, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company

(h)(42)	Amended and Restated Rule 12d1-4 Fund of Funds Investment Agreement between the Trust, BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., and iShares U.S. ETF Trust

(h)(43)	Side Letter to Amended and Restated Rule 12d1-4 Fund of Funds Investment Agreement between the Trust, BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., and iShares U.S. ETF Trust

(h)(45)	Expense Limitation Agreement between the Trust and MML Advisers, with respect to the MML Equity Momentum Fund, MML Equity Rotation Fund, and MML Special Situations Fund

(h)(46)	Expense Limitation Agreement between the Trust and MML Advisers, with respect to the MML Dynamic Bond Fund

(h)(47)	Form of Expense Limitation Agreement between the Trust and MML Advisers, with respect to the MML Equity Momentum Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML iShares 60/40 Allocation Fund, MML iShares 80/20 Allocation Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund

(p)(1)	Code of Ethics for MML Advisers, MML Distributors, LLC, and the Trust

(p)(3)	Code of Ethics for BlackRock

(p)(4)	Code of Ethics for Brandywine

(p)(7)	Code of Ethics for T. Rowe Price

(p)(8)	Code of Ethics for Western Asset and Western Asset Limited